UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387

Franklin Mutual Series Funds
(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100

Date of fiscal year end: 12/31

Date of reporting period: 12/31/14

Item 1. Reports to Stockholders.

Annual Report
and Shareholder Letter
December 31, 2014

Franklin Mutual Beacon Fund

Formerly, Mutual Beacon Fund

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Franklin Mutual Beacon Fund	4
Performance Summary	9
Your Fund’s Expenses	14
Financial Highlights and
Statement of Investments	16
Financial Statements	28
Notes to Financial Statements	32
Report of Independent Registered
Public Accounting Firm	47
Tax Information	48
Board Members and Officers	49
Shareholder Information	54

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Annual Report

Franklin Mutual Beacon Fund

(formerly, Mutual Beacon Fund)

This annual report for Franklin Mutual Beacon Fund covers the fiscal year ended December 31, 2014.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

Performance Overview

The Fund’s Class Z shares delivered a +6.82% cumulative total return for the 12 months ended December 31, 2014. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, generated a +13.69% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy grew moderately during 2014 as U.S. economic growth expanded while growth rates in much of the rest of the world declined. U.S. economic activity was supported in some quarters by increased consumer spending, business investment and federal defense spending. The housing market strengthened, and lower gasoline prices and improved job growth contributed to rising retail sales. The U.S. Federal Reserve Board (Fed) began reducing its large-scale bond purchases $10 billion a month in January and ended the buying program in October. But it continued its practice of maintaining holdings of longer term securities at sizable levels. Toward period-end, the Fed stated that it could be patient with regard to raising interest rates and that the interest rate might not rise for

*Weightings may be negative or may not total 100% due to rounding, use of any derivatives, unsettled trades or other factors.

at least a couple of meetings, possibly implying at least the first two meetings of 2015.

Outside the U.S., the U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the eurozone, economic growth remained subdued, as concerns persisted about the potential negative impacts to growth from the crisis in Ukraine and China’s moderating growth rate. In June, the European Central Bank (ECB) reduced its main interest rate and, for the first time, set a negative deposit rate; the ECB reduced both rates again in September. The ECB

1. Source: Morningstar.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 21.

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broadened its monetary easing stance by implementing an asset purchase program to prevent deflation and stimulate the economy. Japan’s second- and third-quarter economic contractions indicated the economy was in a recession, although private consumption and exports improved in the third quarter. In October, the Bank of Japan expanded its stimulus measures amid weak domestic demand and as substantially lower crude oil prices exerted further downward pressure on inflation. Near period-end, Japan’s ruling coalition was reelected in early parliamentary elections and subsequently announced a fresh stimulus package aimed at reviving economic growth.

Global developed market stocks, as measured by the MSCI World Index, advanced overall during the 12-month period amid a generally accommodative monetary policy environment and continued strength in corporate earnings. In several emerging markets, economic growth generally moderated. Emerging market stocks overall, as measured by the MSCI Emerging Markets Index, fell for the year, amid headwinds such as soft domestic demand, weak exports, plummeting crude oil prices, regional geopolitical tensions and concerns about possible U.S. interest rate increases. Many emerging market currencies depreciated against the U.S. dollar, leading several central banks to raise interest rates seeking to support their currencies. Several other central banks lowered interest rates to promote economic growth. Gold prices ended the year lower amid benign global inflation and a strong U.S. dollar.

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/14
% of Total
Net Assets
Media	14.7%
Software	9.3%
Pharmaceuticals	9.2%
Banks	7.5%
Tobacco	5.8%
Insurance	5.5%
Health Care Equipment & Supplies	4.5%
Chemicals	3.3%
Food & Staples Retailing	3.3%
Diversified Telecommunication Services	2.9%

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders.

Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbi-trage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

Many Fund holdings increased in value during the 12-month period. Top contributors to performance included software

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company Microsoft, medical device maker Medtronic and Teva Pharmaceutical Industries.

Microsoft shares rose as the company named a new chief executive officer (CEO) in February. We viewed the hiring of Microsoft insider Satya Nadella as positive given his technical background and track record of reaching beyond Microsoft and embracing other technologies. A good example of Nadella’s openness was the March announcement that the company’s Office productivity suite would be made available for the Apple iPad. Nadella also announced a restructuring plan in July. The restructuring was intended to simplify the company’s operations and align the recently acquired Nokia Devices and Services business with the overall strategy.

Medtronic shares rallied in mid-October as the company reaffirmed its commitment to purchasing Ireland-based Covidien at the terms agreed upon when the acquisition was announced in June. Investors had been cautious about the deal after the U.S. Treasury issued a new set of rules in late September intended to limit cross-border merger and acquisition (M&A) deals that could enable U.S.-based companies to lower tax expenses by re-domiciling in countries with lower corporate tax rates. In November, the U.S. Federal Trade Commission approved the company’s acquisition of Covidien with minimal conditions. Medtronic stated that significant cost saving opportunities would arise from the deal and, in our view, those savings may allow Medtronic to further increase its return of free cash flow to shareholders via dividends and share buybacks. Medtronic also received Food and Drug Administration approval in June for its CoreValve self-expanding catheter and positive trial results in April for its Admiral drug-coated angioplasty balloon, both of which we viewed as having potentially meaningful impacts on revenue if they reach the market.

The performance of Israel-based Teva Pharmaceutical Industries was largely driven by positive events related to the company’s most profitable drug, Copaxone, used to prevent the relapse of multiple sclerosis. In March, the U.S. Supreme Court agreed to hear Teva’s appeal (with oral arguments occurring in October) to maintain a patent, which further delayed the entrance of generic competition. The delay provided Teva the opportunity to convert more U.S. patients to its new formulation and allowed it to potentially retain a higher portion of the franchise once generic alternatives entered the market. In December, Teva received more good news regarding Copaxone with the new formulation gaining European Union approval. Investors also reacted favorably to the January 2014 announcement of a new CEO as the market believed he could successfully carry on Teva’s cost-cutting restructuring program.

Top 10 Equity Holdings
12/31/14
Company	% of Total
Sector/Industry, Country	Net Assets
Medtronic Inc.	3.5%
Health Care Equipment & Supplies, U.S.
Twenty-First Century Fox Inc., B	3.4%
Media, U.S.
Microsoft Corp.	3.0%
Software, U.S.
Symantec Corp.	3.0%
Software, U.S.
Lorillard Inc.	2.9%
Tobacco, U.S.
Wells Fargo & Co.	2.8%
Banks, U.S.
Merck & Co. Inc.	2.7%
Pharmaceuticals, U.S.
JPMorgan Chase & Co.	2.6%
Banks, U.S.
Koninklijke KPN NV	2.5%
Diversified Telecommunication Services, Netherlands
British American Tobacco PLC	2.5%
Tobacco, U.K.

During the period under review, some of the Fund’s investments negatively affected performance. These included offshore drilling company Transocean, retailer Tesco and natural resources firm Freeport-McMoRan.

Transocean is a Switzerland-headquartered company providing offshore contract drilling services. The offshore drilling market continued to be mired in a downturn with little clarity regarding the length and depth of the current cycle as oil prices plunged during the second half of 2014. Oil companies pushed back projects, leaving a number of new rigs without contracts and increasing potential downtime between jobs for existing rigs. The growing fleet of uncontracted rigs at period-end portended, in our view, weak second-half results and a challenging start to 2015. On a positive note, the company started a Master Limited Partnership (MLP), Transocean Partners, which went public in September. The MLP may provide Transocean with a way to generate cash by selling (dropping down) assets into Transocean Partners while still controlling the operations of those assets.

Shares of U.K.-based Tesco fell throughout 2014. In March, the stock declined as investors became more concerned about price competition from major discounters and competitor supermarkets. Then in August, Tesco issued an unexpected trading statement ahead of its scheduled first-half results. The company lowered its profit guidance primarily for its flagship U.K. oper-

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ations and cut its dividend. The stock price took a further hit in September with the announcement of material accounting irregularities in Tesco’s core U.K. operations and a contemporaneous change of both the company’s CEO and chief financial officer. At the end of the year, the company appeared to be at the beginning of what could be a protracted turnaround.

Shares of Freeport-McMoRan came under pressure during 2014 in large part due to falling crude oil prices during the second half of the year, as well as lower prices for copper and gold. The company’s stock also came under pressure from events related to its operations in Indonesia. In early 2014, Indonesia’s government issued new mining-related tax and regulatory policies with the apparent intent to force miners to build smelters within the country. In September, production at the company’s Grasberg mine in Indonesia declined following a fatal accident. The workers’ union subsequently threatened to strike, a development that ultimately did not occur. We took a favorable view of agreements announced in May for Freeport to sell shale assets in Texas and to purchase deepwater oil and gas projects in the Gulf of Mexico. We believe the deepwater assets are more attractive than the shale assets, and proceeds from the shale asset sale allowed Freeport to pay off some of its debt. In addition, we had a favorable view on copper over the longer term as we believed supply shortages were likely in the next few years.

During the period, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance.

What is a currency forward contract?

A currency forward contract, or currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

CFA® is a trademark owned by CFA Institute.

As fellow shareholders, we found recent relative performance disappointing, but it is not uncommon for our strategy to lag amid a strong equity market. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders. Thank you for your continued participation in Franklin Mutual Beacon Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MUTUAL BEACON FUND

Christian Correa has been portfolio manager for Franklin
Mutual Beacon Fund (formerly, Mutual Beacon Fund)
since 2007 and a co-portfolio manager since December
2010. He joined Franklin Templeton Investments in 2003
and serves as Director of Research for Franklin Mutual
Advisers. Previously, he covered merger arbitrage and
special situations at Lehman Brothers Holdings Inc.

Aman Gupta has been assistant portfolio manager for
Franklin Mutual Beacon Fund (formerly, Mutual Beacon
Fund) since December 2013 and has been an analyst
for Franklin Mutual Advisers since 2010. Previously,
Mr. Gupta was a senior equity analyst and director at
Evergreen Investments, where he covered the health care
industry with additional responsibilities in the consumer
and industrials sectors.

Mandana Hormozi has been a co-portfolio manager for
Franklin Mutual Beacon Fund (formerly, Mutual Beacon
Fund) since 2010 and was assistant portfolio manager for
the Fund since 2009. Before that, she was assistant portfo-
lio manager for Franklin Mutual Global Discovery Fund
(formerly, Mutual Global Discovery Fund) since 2007.
She has been an analyst for Franklin Mutual Advisers since
2003, when she joined Franklin Templeton Investments.
Previously, she was a senior vice president in the equity
research department at Lazard Freres. Also, she was an
economic research analyst at Mitsubishi Bank.

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Performance Summary as of December 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	12/31/14	12/31/13		Change
Z (BEGRX)	$16.59	$16.91	-$	0.32
A (TEBIX)	$16.47	$16.80	-$	0.33
C (TEMEX)	$16.36	$16.70	-$	0.34
R (n/a)	$16.33	$16.68	-$	0.35
R6 (FMBRX)	$16.58	$16.88	-$	0.30

Distributions (1/1/14 - 12/31/14)
	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
Z	$0.6889	$0.7921		$1.4810
A	$0.6346	$0.7921		$1.4267
C	$0.5105	$0.7921		$1.3026
R	$0.6087	$0.7921		$1.4008
R6	$0.7049	$0.7921		$1.4970

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FRANKLIN MUTUAL BEACON FUND
PERFORMANCE SUMMARY

Performance as of 12/31/14

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

		Cumulative		Average Annual	Value of $10,000	Total Annual Operating Expenses[4]
Share Class		Total Return[1]		Total Return[2]	Investment[3]	(with waiver)	(without waiver)
Z						N/A	0.80%
1-Year	+	6.82%	+	6.82%	$10,682
5-Year	+	74.58%	+	11.79%	$17,458
10-Year	+	84.03%	+	6.29%	$18,403
A						N/A	1.10%
1-Year	+	6.48%	+	0.38%	$10,038
5-Year	+	71.89%	+	10.12%	$16,195
10-Year	+	78.44%	+	5.34%	$16,816
C						N/A	1.80%
1-Year	+	5.78%	+	4.80%	$10,480
5-Year	+	65.97%	+	10.66%	$16,597
10-Year	+	66.54%	+	5.23%	$16,654
R						N/A	1.30%
1-Year	+	6.31%	+	6.31%	$10,631
5-Year	+	70.31%	+	11.24%	$17,031
Since Inception (10/30/09)	+	80.92%	+	12.15%	$18,092
R6[5]						0.71%	2.10%
1-Year	+	6.91%	+	6.91%	$10,691
Since Inception (5/1/13)	+	24.91%	+	14.26%	$12,491

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN MUTUAL BEACON FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in smaller company stocks and foreign securities involve special risks. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. Foreign securities risks include currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z: Shares are available to certain eligible investors as described in the prospectus.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Class R6 has a fee waiver contractually guaranteed through at least 4/30/15. Investment results reflect the fee waiver to the extent applicable; without this reduction, the results would have been lower.
6. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 7/1/14	Value 12/31/14	Period* 7/1/14–12/31/14
Z
Actual	$1,000	$996.90	$4.23
Hypothetical (5% return before expenses)	$1,000	$1,020.97	$4.28
A
Actual	$1,000	$994.90	$5.73
Hypothetical (5% return before expenses)	$1,000	$1,019.46	$5.80
C
Actual	$1,000	$991.30	$9.24
Hypothetical (5% return before expenses)	$1,000	$1,015.93	$9.35
R
Actual	$1,000	$994.00	$6.73
Hypothetical (5% return before expenses)	$1,000	$1,018.45	$6.82
R6
Actual	$1,000	$996.60	$3.77
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.82

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.84%; A: 1.14%; C: 1.84%; R: 1.34%; and R6: 0.75%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Financial Highlights
		Year Ended December 31,
	2014	2013	2012	2011	2010
Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.91	$13.36	$11.68	$12.32	$11.49
Income from investment operations[a]:
Net investment income[b]	0.54 [c]	0.31	0.24	0.28	0.36 [d]
Net realized and unrealized gains (losses)	0.62	3.56	1.68	(0.57)	0.91
Total from investment operations	1.16	3.87	1.92	(0.29)	1.27
Less distributions from:
Net investment income	(0.69)	(0.32)	(0.24)	(0.35)	(0.44)
Net realized gains	(0.79)	—	—	—	—
Total distributions	(1.48)	(0.32)	(0.24)	(0.35)	(0.44)
Net asset value, end of year	$16.59	$16.91	$13.36	$11.68	$12.32

Total return	6.82%	29.11%	16.44%	(2.15)%	11.10%

Ratios to average net assets
Expenses[e]	0.83%[f]	0.80%[f]	0.84%	0.84%	0.88%
Expenses incurred in connection with securities sold short	0.04%	—%[g]	0.01%	—%[g]	0.02%
Net investment income	3.14%[c]	2.02%	1.87%	2.24%	3.06%[d]

Supplemental data
Net assets, end of year (000’s)	$2,774,929	$2,876,322	$2,450,546	$2,423,177	$2,860,233
Portfolio turnover rate	40.06%	32.95%	43.23%	51.38%	34.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.24 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.74%.
dNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.53%.
eIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gRounds to less than 0.01%.

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		FRANKLIN MUTUAL BEACON FUND
			FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.80	$13.28	$11.61	$12.24	$11.40
Income from investment operations[a]:
Net investment income[b]	0.49 [c]	0.26	0.20	0.24	0.32 [d]
Net realized and unrealized gains (losses)	0.60	3.54	1.67	(0.56)	0.90
Total from investment operations	1.09	3.80	1.87	(0.32)	1.22
Less distributions from:
Net investment income	(0.63)	(0.28)	(0.20)	(0.31)	(0.38)
Net realized gains	(0.79)	—	—	—	—
Total distributions	(1.42)	(0.28)	(0.20)	(0.31)	(0.38)
Net asset value, end of year	$16.47	$16.80	$13.28	$11.61	$12.24

Total return[e]	6.48%	28.70%	16.10%	(2.50)%	10.82%

Ratios to average net assets
Expenses[f]	1.13%[g]	1.10%[g]	1.14%	1.14%	1.18%
Expenses incurred in connection with securities sold short	0.04%	—%[h]	0.01%	—%[h]	0.02%
Net investment income	2.84%[c]	1.72%	1.57%	1.94%	2.76%[d]

Supplemental data
Net assets, end of year (000’s)	$1,101,706	$1,148,409	$983,981	$1,062,477	$1,327,189
Portfolio turnover rate	40.06%	32.95%	43.23%	51.38%	34.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.24 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.
dNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.23%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 17

FRANKLIN MUTUAL BEACON FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.70	$13.21	$11.54	$12.16	$11.29
Income from investment operations[a]:
Net investment income [b]	0.37 [c]	0.15	0.11	0.15	0.24 [d]
Net realized and unrealized gains (losses)	0.59	3.51	1.66	(0.55)	0.88
Total from investment operations	0.96	3.66	1.77	(0.40)	1.12
Less distributions from:
Net investment income	(0.51)	(0.17)	(0.10)	(0.22)	(0.25)
Net realized gains	(0.79)	—	—	—	—
Total distributions	(1.30)	(0.17)	(0.10)	(0.22)	(0.25)
Net asset value, end of year	$16.36	$16.70	$13.21	$11.54	$12.16

Total return[e]	5.78%	27.79%	15.29%	(3.15)%	9.96%

Ratios to average net assets
Expenses[f]	1.83%[g]	1.80%[g]	1.84%	1.84%	1.88%
Expenses incurred in connection with securities sold short	0.04%	—%[h]	0.01%	—%[h]	0.02%
Net investment income	2.14%[c]	1.02%	0.87%	1.24%	2.06%[d]

Supplemental data
Net assets, end of year (000’s)	$320,832	$336,222	$295,958	$315,390	$400,949
Portfolio turnover rate	40.06%	32.95%	43.23%	51.38%	34.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.24 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.
dNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.53%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

18 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		FRANKLIN MUTUAL BEACON FUND
			FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.68	$13.19	$11.52	$12.16	$11.38
Income from investment operations[a]:
Net investment income[b]	0.44 [c]	0.23	0.18	0.21	0.26 [d]
Net realized and unrealized gains (losses)	0.61	3.50	1.66	(0.55)	0.93
Total from investment operations	1.05	3.73	1.84	(0.34)	1.19
Less distributions from:
Net investment income	(0.61)	(0.24)	(0.17)	(0.30)	(0.41)
Net realized gains	(0.79)	—	—	—	—
Total distributions	(1.40)	(0.24)	(0.17)	(0.30)	(0.41)
Net asset value, end of year	$16.33	$16.68	$13.19	$11.52	$12.16

Total return	6.31%	28.34%	15.95%	(2.69)%	10.63%

Ratios to average net assets
Expenses[e]	1.33%[f]	1.30%[f]	1.34%	1.34%	1.38%
Expenses incurred in connection with securities sold short	0.04%	—%[g]	0.01%	—%[g]	0.02%
Net investment income	2.64%[c]	1.52%	1.37%	1.74%	2.56%[d]

Supplemental data
Net assets, end of year (000’s)	$2,246	$1,956	$1,905	$2,039	$976
Portfolio turnover rate	40.06%	32.95%	43.23%	51.38%	34.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.24 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.24%.
dNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.03%.
eIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gRounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 19

FRANKLIN MUTUAL BEACON FUND
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.88	$14.77
Income from investment operations[b]:
Net investment income[c]	0.56 [d]	0.24
Net realized and unrealized gains (losses)	0.63	2.21
Total from investment operations	1.19	2.45
Less distributions from:
Net investment income	(0.70)	(0.34)
Net realized gains	(0.79)	—
Total distributions	(1.49)	(0.34)
Net asset value, end of year	$16.58	$16.88

Total return[e]	6.91%	16.83%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates and expense reduction[g]	0.74%	2.10%
Expenses net of waiver, payments by affiliates and expense reduction[g,h]	0.74%	0.71%
Expenses incurred in connection with securities sold short	0.04%	—%[i]
Net investment income	3.23%[d]	2.11%

Supplemental data
Net assets, end of year (000’s)	$50,868	$6
Portfolio turnover rate	40.06%	32.95%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.24 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.83%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

20 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

Statement of Investments, December 31, 2014
	Country	Shares	Value
Common Stocks and Other Equity Interests 86.5%
Auto Components 0.4%
[a,b]International Automotive Components Group Brazil LLC	Brazil	2,846,329	$269,206
[a,b,c]International Automotive Components Group North America LLC	United States	22,836,904	17,291,647
			17,560,853
Banks 7.5%
Barclays PLC	United Kingdom	23,519,630	89,267,212
JPMorgan Chase & Co.	United States	1,762,110	110,272,844
Wells Fargo & Co.	United States	2,188,070	119,949,996
			319,490,052
Beverages 1.1%
PepsiCo Inc.	United States	510,803	48,301,532
Chemicals 3.3%
Arkema	France	1,295,470	86,323,253
[a,d,e]Dow Corning Corp., Contingent Distribution	United States	12,598,548	—
Tronox Ltd., A	United States	2,187,603	52,239,959
			138,563,212
Communications Equipment 1.4%
Cisco Systems Inc.	United States	2,094,362	58,254,679
Construction & Engineering 0.9%
Sinopec Engineering Group Co. Ltd.	China	58,345,700	39,504,372
Diversified Telecommunication Services 3.6%
[a,d,e]Global Crossing Holdings Ltd., Contingent Distribution	United States	60,632,757	—
Koninklijke KPN NV	Netherlands	33,100,190	105,254,630
TDC AS	Denmark	6,263,530	48,063,579
			153,318,209
Energy Equipment & Services 2.8%
Baker Hughes Inc.	United States	1,359,380	76,220,437
[f]Transocean Ltd.	United States	2,409,819	44,171,982
			120,392,419
Food & Staples Retailing 3.3%
Tesco PLC	United Kingdom	16,371,974	48,230,900
Walgreens Boots Alliance Inc.	United States	1,177,451	89,721,766
			137,952,666
Health Care Equipment & Supplies 4.5%
Medtronic Inc.	United States	2,043,235	147,521,567
Stryker Corp.	United States	478,132	45,102,192
			192,623,759
Health Care Providers & Services 1.0%
Cigna Corp.	United States	406,872	41,871,198
Hotels, Restaurants & Leisure 0.6%
[a]Pinnacle Entertainment Inc.	United States	1,138,380	25,328,955
Insurance 5.5%
The Allstate Corp.	United States	793,406	55,736,771
[a,b]Olympus Re Holdings Ltd.	United States	106,700	—
[a]RSA Insurance Group PLC	United Kingdom	12,512,342	84,837,992
White Mountains Insurance Group Ltd.	United States	146,141	92,084,906
			232,659,669

franklintempleton.com			Annual Report | 21

FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS

	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
IT Services 2.4%
[g]Polaris Consulting and Services Ltd./India	India	6,669,381	$18,150,747
Xerox Corp.	United States	6,013,798	83,351,240
			101,501,987
Media 14.7%
CBS Corp., B	United States	1,178,271	65,205,517
Comcast Corp., Special A	United States	731,577	42,113,230
[a]DIRECTV	United States	743,000	64,418,100
[a]Liberty Global PLC, C	United Kingdom	1,241,640	59,983,628
Reed Elsevier PLC	United Kingdom	2,648,846	45,416,317
RTL Group SA	Germany	528,912	50,635,495
Time Warner Cable Inc.	United States	424,034	64,478,610
Time Warner Inc.	United States	569,092	48,611,839
[a]Tribune Media Co., A	United States	322,993	19,305,292
[a]Tribune Media Co., B	United States	234,472	14,014,391
Tribune Publishing Co.	United States	154,221	3,531,661
Twenty-First Century Fox Inc., B	United States	3,954,737	145,890,248
			623,604,328
Metals & Mining 1.6%
Freeport-McMoRan Inc., B	United States	2,965,589	69,276,159
[a,b,g]PMG LLC	United States	5,455	294,219
			69,570,378
Oil, Gas & Consumable Fuels 1.3%
Apache Corp.	United States	896,560	56,187,415
Personal Products 0.9%
Avon Products Inc.	United States	3,821,101	35,880,138
Pharmaceuticals 9.2%
Eli Lilly & Co.	United States	695,870	48,008,071
[a]Hospira Inc.	United States	1,397,795	85,614,944
Merck & Co. Inc.	United States	2,005,510	113,892,913
Novartis AG, ADR	Switzerland	527,301	48,859,711
Teva Pharmaceutical Industries Ltd., ADR	Israel	1,620,652	93,203,696
			389,579,335
Real Estate Management & Development 2.0%
[e]Canary Wharf Group PLC	United Kingdom	10,069,634	84,897,949
Semiconductors & Semiconductor Equipment 0.3%
Tokyo Electron Ltd., ADR	Japan	720,000	13,737,600
Software 9.3%
CA Inc.	United States	1,276,425	38,867,141
[a]Check Point Software Technologies Ltd.	Israel	681,851	53,573,033
Microsoft Corp.	United States	2,761,833	128,287,143
Open Text Corp.	Canada	839,150	48,888,879
Symantec Corp.	United States	4,968,542	127,467,945
			397,084,141
Technology Hardware, Storage & Peripherals 0.7%
Samsung Electronics Co. Ltd.	South Korea	24,201	29,361,768

22 | Annual Report

franklintempleton.com

FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS

	Country	Shares	Value

Common Stocks and Other Equity Interests (continued)
Tobacco 5.8%
Altria Group Inc.	United States	417,710	$20,580,572
British American Tobacco PLC	United Kingdom	1,926,205	105,083,146
Lorillard Inc.	United States	1,940,551	122,138,280

			247,801,998

Wireless Telecommunication Services 2.4%
Vodafone Group PLC	United Kingdom	29,547,319	102,542,358

Total Common Stocks and Other Equity Interests
(Cost $2,798,341,580)			3,677,570,970

Preferred Stocks 3.0%
Automobiles 1.3%
Porsche Automobil Holding SE, pfd.	Germany	672,530	54,652,207

Technology Hardware, Storage & Peripherals 1.7%
Samsung Electronics Co. Ltd., pfd.	South Korea	75,123	71,361,905

Total Preferred Stocks (Cost $114,540,328)			126,014,112

		Principal
		Amount*

Corporate Bonds, Notes and Senior Floating Rate
Interests 3.9%
[h,i]Bluestem Brands Inc., First Lien Term Loan, 8.50%, 11/07/20	United States	6,420,000	6,227,400
[h,i]Caesars Entertainment Operating Co. Inc., Senior Tranche, first lien,
3/01/17,
B5B, 5.949%	United States	7,949,777	6,979,244
B6B, 6.949%	United States	33,533,690	29,635,399
B7, 9.75%	United States	10,720,130	9,508,755
[h,i]Cengage Learning Acquisitions Inc., First Lien Exit Term Loan, 7.00%,
3/31/20	United States	1,447,065	1,434,403
First Data Corp., senior note, 11.75%, 8/15/21	United States	7,703,000	8,877,708
iHeartCommunications Communications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	18,873,000	18,660,679
[h,i]Tranche B Term Loan, 3.819%, 1/29/16	United States	109,609	108,479
[h,i]Tranche C Term Loan, 3.819%, 1/29/16	United States	20,291	20,062
[h,i]Tranche D Term Loan, 6.919%, 1/30/19	United States	15,813,482	14,938,807
[h,i]Tranche E Term Loan, 7.669%, 7/30/19	United States	5,080,935	4,884,049
[h,i]JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	21,428,341	21,120,309
[h,i]KIK Custom Products Inc., Second Lien Term Loan, 9.50%, 11/17/19	United States	22,739,000	22,710,576
NGPL PipeCo LLC,
[j]secured note, 144A, 7.119%, 12/15/17	United States	8,028,000	7,927,650
[h,i]Term Loan B, 6.75%, 9/15/17	United States	652,112	630,919
Walter Energy Inc.,
h, [i]B, Term Loan, 7.25%, 4/01/18	United States	9,375,505	7,295,315
[j]first lien, 144A, 9.50%, 10/15/19	United States	5,229,000	4,000,185
[f,j,k]second lien, 144A, PIK, 11.50%, 4/01/20	United States	4,425,000	1,460,467

Total Corporate Bonds, Notes and Senior Floating
Rate Interests (Cost $168,690,230)			166,420,406

Corporate Notes and Senior Floating Rate Interests
in Reorganization 1.2%
[b,l]Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	10,848	—
[h,i,l]Texas Competitive Electric Holdings Co. LLC, Extended Term Loan,
4.648%, 10/10/17	United States	46,282,735	29,968,071
[j,l]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	28,306,000	20,168,025

Total Corporate Notes and Senior Floating Rate Interests
in Reorganization (Cost $66,784,584)			50,136,096

franklintempleton.com			Annual Report | 23

FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS

	Country	Shares	Value
Companies in Liquidation 1.0%
[a]Adelphia Recovery Trust	United States	48,268,724	$115,845
[a,d]Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
Contingent Distribution	United States	6,161,087	61,611
[a,b,c,g]CB FIM Coinvestors LLC	United States	15,831,950	—
[a,d,e]Century Communications Corp., Contingent Distribution	United States	16,986,000	—
[a,b]FIM Coinvestor Holdings I, LLC	United States	19,805,560	—
[a,m]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	163,140,446	40,785,111
[a,d,e]Tribune Media Litigation Trust, Contingent Distribution	United States	496,804	—
Total Companies in Liquidation (Cost $49,903,037)			40,962,567
		Principal
		Amount*
Municipal Bonds (Cost $11,956,511) 0.2%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	12,808,000	11,190,990
Total Investments before Short Term Investments
(Cost $3,210,216,270)			4,072,295,141
Short Term Investments 3.0%
U.S. Government and Agency Securities 2.5%
[n]FHLB, 1/02/15	United States	2,500,000	2,500,000
[n,o]U.S. Treasury Bills, 1/02/15 - 5/28/15	United States	102,800,000	102,792,502
Total U.S. Government and Agency Securities
(Cost $105,286,191)			105,292,502
Total Investments before Money Market Funds
(Cost $3,315,502,461)			4,177,587,643
		Shares
[p]Investments from Cash Collateral Received for Loaned
Securities (Cost $21,910,834) 0.5%
Money Market Funds 0.5%
[q]BNY Mellon Overnight Government Fund, 0.072%	United States	21,910,834	21,910,834
Total Investments (Cost $3,337,413,295) 98.8%			4,199,498,477
Options Written (0.0)%†			(30,000)
Securities Sold Short (1.0)%			(44,527,044)
Other Assets, less Liabilities 2.2%			95,638,656
Net Assets 100.0%			$4,250,580,089
		Number of
		Contracts
[r]Options Written (Premiums Received $225,175) (0.0)%†
Puts – Exchange-Traded
Tobacco (0.0)%†
Lorillard Inc., January Strike Price $55, Expires 1/17/15	United States	2,000	$(30,000)
		Shares
[s]Securities Sold Short (1.0)%
Common Stocks (1.0)%
Diversified Telecommunication Services (0.7)%
AT&T Inc.	United States	891,600	$(29,948,844)
Semiconductors & Semiconductor Equipment (0.3)%
Applied Materials Inc.	United States	585,000	(14,578,200)
Total Securities Sold Short (Proceeds $42,748,380)			$(44,527,044)

24 | Annual Report			franklintempleton.com

FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS

*The principal amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cAt December 31, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2014, the aggregate value of these securities was $84,897,949, representing 2.00% of net assets.
fA portion or all of the security is on loan at December 31, 2014. See Note 1(f).
gSee Note 11 regarding holdings of 5% voting securities.
hSee Note 1(g) regarding senior floating rate interests.
iThe coupon rate shown represents the rate at period end.
jSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2014, the aggregate value of these securities was $33,556,327, representing 0.79% of net assets.
kIncome may be received in additional securities and/or cash.
lSee Note 8 regarding credit risk and defaulted securities.
mBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
nThe security is traded on a discount basis with no stated coupon rate.
oSecurity or a portion of the security has been pledged as collateral for securities sold short, open futures, forward and written option contracts. At December 31, 2014, the aggregate value of these securities and/or cash pledged as collateral was $73,750,025, representing 1.74% of net assets.
pSee Note 1(f) regarding securities on loan.
qThe rate shown is the annualized seven-day yield at period end.
rSee Note 1(c) regarding written options.
sSee Note 1(e) regarding securities sold short.

At December 31, 2014, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
			Number of	Notional Expiration		Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD		Short	566	$85,657,025	3/16/15	$2,063,594	$—
GBP/USD		Short	1,341	130,496,063	3/16/15	757,207	—
Unrealized appreciation (depreciation)						2,820,801	—
Net unrealized appreciation (depreciation)						$2,820,801

At December 31, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
Euro	BANT	Buy	625,376	$781,455	1/20/15	$—	$(24,583)
Euro	BANT	Sell	26,749,217	35,965,198	1/20/15	3,591,478	—
Euro	BONY	Buy	845,319	1,052,504	1/20/15	—	(29,441)
Euro	DBFX	Buy	2,028,933	2,529,213	1/20/15	—	(73,661)
Euro	DBFX	Sell	587,064	781,899	1/20/15	71,394	—
Euro	FBCO	Buy	947,297	1,178,065	1/20/15	—	(31,581)
Euro	FBCO	Sell	18,350,185	24,538,865	1/20/15	2,330,224	—
Euro	HSBC	Buy	2,061,513	2,566,277	1/20/15	—	(71,294)
Euro	HSBC	Sell	2,672,949	3,567,101	1/20/15	332,117	—
Euro	SCBT	Sell	11,365,852	15,196,171	1/20/15	1,440,444	—

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FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
Euro	SSBT	Buy	2,069,734	$2,579,650	1/20/15	$—	$(74,718)
Euro	SSBT	Sell	5,743,930	7,682,077	1/20/15	730,383	—
British Pound	BANT	Buy	5,047,087	8,455,355	1/21/15	—	(589,788)
British Pound	BBU	Buy	6,166,629	9,966,144	1/21/15	—	(355,841)
British Pound	DBFX	Sell	23,789,768	40,602,711	1/21/15	3,527,855	—
British Pound	HSBC	Buy	948,877	1,594,351	1/21/15	—	(115,586)
British Pound	HSBC	Sell	16,992,691	28,989,531	1/21/15	2,507,491	—
British Pound	SSBT	Buy	2,568,499	4,307,057	1/21/15	—	(304,213)
British Pound	SSBT	Sell	26,862,993	45,645,788	1/21/15	3,781,504	—
South Korean Won	BANT	Buy	2,654,988,142	2,465,857	2/12/15	—	(43,695)
South Korean Won	BANT	Sell	33,654,647,558	31,907,186	2/12/15	1,295,744	(91,898)
South Korean Won	BONY	Sell	2,307,897,756	2,236,261	2/12/15	130,752	—
South Korean Won	FBCO	Sell	41,494,946,675	39,921,538	2/12/15	2,077,482	(12,037)
South Korean Won	HSBC	Buy	20,682,265,363	19,219,178	2/12/15	37,200	(387,821)
South Korean Won	HSBC	Sell	55,183,499,676	52,584,488	2/12/15	2,349,985	(109,740)
Swiss Franc	BANT	Sell	34,566,502	38,286,127	2/12/15	3,491,945	—
Swiss Franc	BBU	Buy	4,276,906	4,723,467	2/12/15	—	(418,391)
Swiss Franc	DBFX	Buy	18,978,182	20,960,080	2/12/15	—	(1,856,894)
Swiss Franc	FBCO	Buy	6,154,000	6,799,925	2/12/15	—	(605,390)
Swiss Franc	HSBC	Buy	5,157,414	5,720,259	2/12/15	—	(528,874)
Danish Krone	BANT	Buy	20,362,265	3,459,627	2/17/15	—	(149,809)
Danish Krone	BANT	Sell	23,242,154	3,931,329	2/17/15	153,395	—
Danish Krone	BBU	Buy	3,040,574	506,519	2/17/15	—	(12,284)
Danish Krone	BONY	Buy	5,285,234	916,264	2/17/15	—	(57,167)
Danish Krone	BONY	Sell	3,201,901	544,036	2/17/15	23,578	—
Danish Krone	DBFX	Buy	6,424,105	1,115,696	2/17/15	—	(71,479)
Danish Krone	DBFX	Sell	13,595,745	2,295,571	2/17/15	85,628	—
Danish Krone	FBCO	Buy	2,800,000	464,955	2/17/15	—	(9,825)
Danish Krone	SSBT	Buy	11,127,690	1,919,151	2/17/15	—	(110,382)
Danish Krone	SSBT	Sell	269,344,282	48,319,809	2/17/15	4,538,801	—
British Pound	BANT	Buy	10,543,288	16,938,086	2/19/15	—	(510,718)
British Pound	BANT	Sell	40,503,576	66,892,815	2/19/15	3,792,936	(8,248)
British Pound	BBU	Buy	340,072	540,149	2/19/15	—	(10,287)
British Pound	DBFX	Buy	3,529,648	5,695,897	2/19/15	—	(196,395)
British Pound	DBFX	Sell	2,014,199	3,139,580	2/19/15	5,763	(4,482)
British Pound	FBCO	Buy	4,279,429	6,851,939	2/19/15	—	(184,213)
British Pound	FBCO	Sell	34,296,631	56,633,490	2/19/15	3,196,329	—
British Pound	HSBC	Buy	15,419,657	24,753,679	2/19/15	—	(728,500)
British Pound	HSBC	Sell	3,626,415	5,841,034	2/19/15	190,762	—
British Pound	SSBT	Buy	5,324,036	8,553,937	2/19/15	—	(258,622)
British Pound	SSBT	Sell	34,904,556	57,480,356	2/19/15	3,111,619	(15,625)
Euro	BANT	Sell	90,389	119,197	2/27/15	9,767	—
Euro	DBFX	Sell	475,484	627,410	2/27/15	51,767	—
Euro	SCBT	Sell	1,981,071	2,604,158	2/27/15	205,779	—
Euro	BANT	Sell	4,806,505	6,125,544	4/16/15	303,903	—
Euro	BBU	Sell	300,101	376,612	4/16/15	13,129	—
Euro	BONY	Sell	578,791	725,602	4/16/15	24,571	—
Euro	DBFX	Sell	2,930,119	3,701,974	4/16/15	153,013	—
Euro	FBCO	Sell	9,726,475	12,193,867	4/16/15	413,157	—
Euro	HSBC	Sell	6,441,447	7,988,347	4/16/15	186,464	—
Euro	SCBT	Sell	289,395	362,713	4/16/15	12,198	—
Euro	SSBT	Sell	7,671,536	9,667,125	4/16/15	375,358	—
British Pound	BONY	Buy	3,420,181	5,492,137	4/22/15	—	(166,039)
British Pound	HSBC	Sell	32,724,985	52,687,226	4/22/15	1,726,037	—

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STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
British Pound	SCBT	Sell	36,469,647	$58,752,601	4/22/15	$1,960,014	$—
Euro	BANT	Sell	18,533,325	23,142,563	5/18/15	687,266	—
Euro	BONY	Sell	208,936	254,693	5/18/15	1,543	—
Euro	DBFX	Sell	38,278,515	47,501,685	5/18/15	1,122,774	—
Euro	FBCO	Sell	19,611,334	24,474,067	5/18/15	712,636	—
Euro	HSBC	Sell	642,361	782,868	5/18/15	4,572	—
Euro	SSBT	Sell	583,902	723,968	5/18/15	16,502	—
British Pound	BANT	Buy	1,473,331	2,298,757	5/21/15	—	(4,936)
British Pound	BANT	Sell	24,066,417	37,663,943	5/21/15	195,059	—
British Pound	FBCO	Buy	612,224	953,059	5/21/15	110	—
British Pound	FBCO	Sell	17,336,132	27,110,243	5/21/15	119,706	—
British Pound	HSBC	Buy	2,517,986	3,937,063	5/21/15	—	(16,822)
British Pound	SSBT	Sell	31,767,671	49,684,637	5/21/15	225,710	—
Norwegian Krone	BANT	Buy	53,337,096	7,356,380	5/21/15	—	(242,195)
Norwegian Krone	BONY	Buy	904,657	125,451	5/21/15	—	(4,786)
Norwegian Krone	DBFX	Buy	72,990,445	9,901,309	5/21/15	9,608	(175,338)
Norwegian Krone	DBFX	Sell	128,042,438	18,728,417	5/21/15	1,649,919	—
Norwegian Krone	FBCO	Buy	810,240	108,155	5/21/15	—	(84)
Unrealized appreciation (depreciation)						52,975,371	(8,663,682)
Net unrealized appreciation (depreciation)						$44,311,689

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 46.

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FRANKLIN MUTUAL BEACON FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2014

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,320,261,706
Cost - Controlled affiliated issuers (Note 11)	381,819
Cost - Non-controlled affiliated issuers (Note 11)	16,769,770
Total cost of investments	$3,337,413,295
Value - Unaffiliated issuers	$4,181,053,511
Value - Controlled affiliated issuers (Note 11)	294,219
Value - Non-controlled affiliated issuers (Note 11)	18,150,747
Total value of investments (includes securities loaned in the amount of $20,915,345)	4,199,498,477
Restricted Cash (Note 1d)	7,950,000
Foreign currency, at value (cost $28,821,524)	28,886,158
Receivables:
Investment securities sold	70,075
Capital shares sold	2,045,413
Dividends and interest	8,052,541
Due from brokers	46,145,574
Variation margin	204,730
Unrealized appreciation on forward exchange contracts	52,975,371
Other assets	744,103
Total assets	4,346,572,442
Liabilities:
Payables:
Investment securities purchased	2,276,150
Capital shares redeemed	5,696,567
Management fees	2,447,823
Distribution fees	1,101,066
Transfer agent fees	705,822
Trustees’ fees and expenses	214,666
Funds advanced by custodian	225,267
Options written, at value (premiums received $225,175)	30,000
Securities sold short, at value (proceeds $42,748,380)	44,527,044
Payable upon return of securities loaned	21,910,834
Due to brokers	7,950,000
Unrealized depreciation on forward exchange contracts	8,663,682
Accrued expenses and other liabilities	243,432
Total liabilities	95,992,353
Net assets, at value	$4,250,580,089
Net assets consist of:
Paid-in capital	$3,301,327,863
Undistributed net investment income	8,140,663
Net unrealized appreciation (depreciation)	907,603,760
Accumulated net realized gain (loss)	33,507,803
Net assets, at value	$4,250,580,089

28 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL BEACON FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31, 2014

Class Z:
Net assets, at value	$2,774,928,528
Shares outstanding	167,309,838
Net asset value and maximum offering price per share	$16.59
Class A:
Net assets, at value	$1,101,705,607
Shares outstanding	66,881,841
Net asset value per share[a]	$16.47
Maximum offering price per share (net asset value per share ÷ 94.25%)	$17.47
Class C:
Net assets, at value	$320,831,776
Shares outstanding	19,608,140
Net asset value and maximum offering price per share[a]	$16.36
Class R:
Net assets, at value	$2,246,403
Shares outstanding	137,556
Net asset value and maximum offering price per share	$16.33
Class R6:
Net assets, at value	$50,867,775
Shares outstanding	3,067,249
Net asset value and maximum offering price per share	$16.58

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
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FRANKLIN MUTUAL BEACON FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2014

Investment income:
Dividends:
Unaffiliated issuers	$148,287,249
Non-controlled affiliated issuers (Note 11)	743,381
Interest	22,034,131
Income from securities loaned	349,766
Total investment income	171,414,527
Expenses:
Management fees (Note 3a)	27,591,295
Administrative fees (Note 3b)	1,632,294
Distribution fees: (Note 3c)
Class A	3,391,489
Class C	3,296,825
Class R	10,428
Transfer agent fees: (Note 3e)
Class Z	2,613,611
Class A	1,049,661
Class C	306,112
Class R	1,929
Class R6	82
Custodian fees (Note 4)	222,316
Reports to shareholders	242,591
Registration and filing fees	143,017
Professional fees	197,517
Trustees’ fees and expenses	98,549
Dividends and interest on securities sold short	1,494,557
Other	87,108
Total expenses	42,379,381
Expense reductions (Note 4)	(528)
Net expenses	42,378,853
Net investment income	129,035,674
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	336,408,341
Controlled affiliated issuers (Note 11)	(186,453)
Non-controlled affiliated issuers (Note 11)	1,901,572
Written options	98,628
Foreign currency transactions	(6,749,474)
Futures contracts	13,912,437
Securities sold short	(2,679,810)
Net realized gain (loss)	342,705,241
Net change in unrealized appreciation (depreciation) on:
Investments	(271,043,578)
Translation of other assets and liabilities denominated in foreign currencies	77,412,572
Change in deferred taxes on unrealized appreciation	8,455
Net change in unrealized appreciation (depreciation)	(193,622,551)
Net realized and unrealized gain (loss)	149,082,690
Net increase (decrease) in net assets resulting from operations	$278,118,364

30 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN MUTUAL BEACON FUND
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets
	Year Ended December 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$129,035,674	$76,001,737
Net realized gain (loss) from investments, written options, foreign currency transactions,
futures contracts and securities sold short	342,705,241	366,398,762
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies and deferred taxes	(193,622,551)	587,237,579
Net increase (decrease) in net assets resulting from operations	278,118,364	1,029,638,078
Distributions to shareholders from:
Net investment income:
Class Z	(108,365,306)	(55,178,018)
Class A	(39,939,800)	(18,870,498)
Class C	(9,494,293)	(3,387,637)
Class R	(76,629)	(27,980)
Class R6	(2,007,139)	(115)
Net realized gains:
Class Z	(124,181,438)	—
Class A	(49,595,284)	—
Class C	(14,636,661)	—
Class R	(101,248)	—
Class R6	(2,255,117)	—
Total distributions to shareholders	(350,652,915)	(77,464,248)
Capital share transactions: (Note 2)
Class Z	(53,559,902)	(202,452,718)
Class A	(28,560,400)	(84,966,969)
Class B	—	(1,429,101)
Class C	(9,697,118)	(33,769,334)
Class R	342,556	(387,734)
Class R6	51,675,095	5,000
Total capital share transactions	(39,799,769)	(323,000,856)
Net increase (decrease) in net assets	(112,334,320)	629,172,974
Net assets:
Beginning of year	4,362,914,409	3,733,741,435
End of year	$4,250,580,089	$4,362,914,409
Undistributed net investment income included in net assets:
End of year	$8,140,663	$34,607,622

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FRANKLIN MUTUAL BEACON FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Beacon Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Effective June 30, 2014, Mutual Beacon Fund was renamed Franklin Mutual Beacon Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An

32 | Annual Report

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FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS

income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

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| 33

FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies.

A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to equity price, interest rate and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 10 regarding investment transactions and other derivative information, respectively.

d. Restricted Cash

At December 31, 2014, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to

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the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payments, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis).

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

i. Security Transactions, Investment Income, Expenses and Distributions (continued)

Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
		2014		2013
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	5,229,939	$91,015,375	5,766,527	$88,484,550
Shares issued in reinvestment of distributions	12,979,886	218,311,381	3,192,842	51,701,130
Shares redeemed	(21,017,382)	(362,886,658)	(22,237,269)	(342,638,398)
Net increase (decrease)	(2,807,557)	$(53,559,902)	(13,277,900)	$(202,452,718)
Class A Shares:
Shares sold	4,739,908	$81,387,282	6,524,792	$99,232,404
Shares issued in reinvestment of distributions	5,201,776	86,929,792	1,140,730	18,260,693
Shares redeemed	(11,413,516)	(196,877,474)	(13,397,621)	(202,460,066)
Net increase (decrease)	(1,471,832)	$(28,560,400)	(5,732,099)	$(84,966,969)
Class B Shares[a]:
Shares sold			8	$118
Shares redeemed			(102,482)	(1,429,219)
Net increase (decrease)			(102,474)	$(1,429,101)
Class C Shares:
Shares sold	970,010	$16,571,387	1,182,680	$17,946,283
Shares issued in reinvestment of distributions	1,364,458	22,656,149	204,523	3,174,069
Shares redeemed	(2,863,231)	(48,924,654)	(3,662,772)	(54,889,686)
Net increase (decrease)	(528,763)	$(9,697,118)	(2,275,569)	$(33,769,334)

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			NOTES TO FINANCIAL STATEMENTS

			Year Ended December 31,
		2014			2013	[b]
	Shares		Amount	Shares			Amount

Class R Shares:
Shares sold	23,067		$398,900	18,668			$278,978
Shares issued in reinvestment of distributions	10,739		177,877	1,768			27,980
Shares redeemed	(13,549)		(234,221)	(47,578)			(694,692)
Net increase (decrease)	20,257		$342,556	(27,142)			$(387,734)
Class R6 Shares:
Shares sold	3,331,155		$56,277,297	339			$5,000
Shares redeemed	(264,245)		(4,602,202)	—			—
Net increase (decrease)	3,066,910		$51,675,095	339			$5,000
[a]Effective March 22, 2013, all Class B shares were converted to Class A.
[b]For the period May 1, 2013 (effective date) to December 31, 2013, for Class R6.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $7 billion
0.625%	Over $7 billion, up to and including $10 billion
0.615%	In excess of $10 billion

Effective July 1, 2014, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to July 1, 2014, the Fund paid fees to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $7 billion
0.550%	Over $7 billion, up to and including $10 billion
0.540%	In excess of $10 billion

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Effective August 1, 2014, under a subadvisory agreement, FTIML, an affiliate of Franklin Mutual, provides subadvisory services to the Fund. The subadvisory fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Effective July 1, 2014, under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to July 1, 2014, the Fund paid its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$232,569
CDSC retained	$17,672

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e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2014, the Fund paid transfer agent fees of $3,971,395, of which $1,773,711 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2015. There were no Class R6 transfer agent fees waived during the year ended December 31, 2014.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2014, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2014	$214,666
[b]Increase in projected benefit obligation	$6,021
Benefit payments made to retired trustees	$(4,249)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities. bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

During the year ended December 31, 2014, the Fund utilized $136,839,401 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$159,883,206	$77,464,248
Long term capital gain	190,769,709	—
	$350,652,915	$77,464,248

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FRANKLIN MUTUAL BEACON FUND
NOTES TO FINANCIAL STATEMENTS

6. Income Taxes (continued)

At December 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,342,375,495

Unrealized appreciation	$1,130,248,778
Unrealized depreciation	(273,125,796)
Net unrealized appreciation (depreciation)	$857,122,982

Undistributed ordinary income	$11,874,504
Undistributed long term capital gains	79,543,891
Distributable earnings	$91,418,395

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2014, aggregated $1,652,284,532 and $1,770,153,547, respectively.

Transactions in options written during the year ended December 31, 2014, were as follows:

	Number of
	Contracts	Premiums
Options outstanding at December 31, 2013	—	$—
Options written	3,521	1,035,306
Options expired	—	—
Options exercised	(1,484)	(665,603)
Options closed	(37)	(144,528)
Options outstanding at December 31, 2014	2,000	$225,175

See Notes 1(c) and 10 regarding derivative financial instruments and other derivative information, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2014, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $50,136,096, representing 1.18% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

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9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/		Acquisition
Shares	Issuer	Dates	Cost	Value
10,848	Broadband Ventures III LLC, secured promissory note, 5.00%,
	2/01/12	7/01/10 - 11/30/12	$10,848	$—
15,831,950	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
19,805,560	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,846,329	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,890,264	269,206
22,836,904	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	18,692,218	17,291,647
106,700	Olympus Re Holdings Ltd.	12/19/01	9,967,979	—
5,455	PMG LLC	3/22/04	381,819	294,219
	Total Restricted Securities (Value is 0.42% of Net Assets)		$30,943,128	$17,855,072

10. Other Derivative Information

At December 31, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange
contracts	Unrealized appreciation on	$55,796,172	[a]	Unrealized depreciation on	$8,663,682
	forward exchange contracts / Net			forward exchange contracts
	assets consist of - net unrealized
	appreciation (depreciation)
Equity contracts				Options written, at value	30,000

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

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10. Other Derivative Information (continued)

For the year ended December 31, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

			Change in
			Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Year	for the Year
Interest rate contracts	Net realized gain (loss) from investments / Net change in	$(7,114,121)	$5,499,494
	unrealized appreciation (depreciation) on investments
Foreign exchange contracts	Net realized gain (loss) from investments, foreign currency	18,015,441	72,158,464
	transactions and futures contracts / Net change in
	unrealized appreciation (depreciation) on investments and
	translation of other assets and liabilities denominated in
	foreign currencies
Equity contracts	Net realized gain (loss) from written options / Net change	98,628	195,175
	in unrealized appreciation (depreciation) on investments

For the year ended December 31, 2014, the average month end fair value of derivatives represented 1.09% of average month end net assets.

The average month end number of open derivative contracts for the year was 237.

At December 31, 2014, the Fund’s OTC derivative assets and liabilities, are as follows:
	Gross and Net Amounts of Assets and Liabilities
	Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$52,975,371	$8,663,682

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At December 31, 2014, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a,b]	Received[b]	than zero)
Counterparty
BANT	$13,521,493	$(1,665,870)	$(11,855,623)	$—	$—
BBU	13,129	(13,129)	—	—	—
BONY	180,444	(180,444)	—	—	—
DBFX	6,677,721	(2,378,249)	—	(4,200,000)	99,472
FBCO	8,849,644	(843,130)	(8,006,514)	—	—
HSBC	7,334,628	(1,958,637)	(5,375,991)	—	—
SCBT	3,618,435	—	—	(3,618,435)	—
SSBT	12,779,877	—	—	—	12,779,877
Total	$52,975,371	$(7,039,459)	$(25,238,128)	$(7,818,435)	$12,879,349

aAt December 31, 2014, the Fund received Federal Republic of Germany Bonds, United Kingdom Treasury Bonds and Notes and U.S. Treasury Bonds and Notes as
collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

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NOTES TO FINANCIAL STATEMENTS

At December 31, 2014, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged[a,b]	Pledged	than zero)
Counterparty
BANT	$1,665,870	$(1,665,870)	$—	$—	$—
BBU	796,803	(13,129)	(783,674)	—	—
BONY	257,433	(180,444)	—	—	76,989
DBFX	2,378,249	(2,378,249)	—	—	—
FBCO	843,130	(843,130)	—	—	—
HSBC	1,958,637	(1,958,637)	—	—	—
SCBT	—	—	—	—	—
SSBT	763,560	—	—	—	763,560
Total	$8,663,682	$(7,039,459)	$(783,674)	$—	$840,549

aSee the accompanying Statements of Investment for securities pledged as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Notes 1(c) and 7 regarding derivative financial instruments and investment transactions, respectively.

See Abbreviations on page 46.

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2014, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value at
	at Beginning	Gross	Gross	at End	End of	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	Year	Income	Gain (Loss)
Controlled Affiliates[a]
PMG LLC	17,621	—	(12,166)	5,455	$294,219	$—	$(186,453)
Non-Controlled Affiliates
CB FIM Coinvestors LLC	15,831,950	—	—	15,831,950	$—	$—	$—
First Southern Bancorp Inc.	1,065,450	704,776	(1,770,226)	—	—	—	2,114,328
First Southern Bancorp
Inc.,cvt. pfd., C	1,821	—	(1,821)	—	—	—	—
Polaris Consulting and
Services Ltd./India	7,108,509	—	(439,128)	6,669,381	18,150,747	743,381	(212,756)
Total Non-Controlled Affiliates					$18,150,747	$743,381	$1,901,572
Total Affiliated Securities (Value is 0.43% of Net Assets)					$18,444,966	$743,381	$1,715,119
[a]Issuer in which the Fund owns 25% or more of the outstanding voting securities.

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FRANKLIN MUTUAL BEACON FUND
NOTES TO FINANCIAL STATEMENTS

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 13, 2015, the Borrowers renewed the Global Credit Facility for a total of $2 billion, which matures on February 12, 2016.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$17,560,853	$17,560,853
Metals & Mining	69,276,159	—	294,219	69,570,378
Real Estate Management & Development	—	—	84,897,949	84,897,949
All Other Equity Investments[b]	3,631,555,902	—	—[c]	3,631,555,902
Corporate Bonds, Notes and Senior Floating Rate
Interests	—	166,420,406	—	166,420,406
Corporate Notes and Senior Floating Rate Interests in
Reorganization	—	50,136,096	—[c]	50,136,096
Companies in Liquidation	115,845	40,846,722	—[c]	40,962,567
Municipal Bonds	—	11,190,990	—	11,190,990
Short Term Investments	102,792,502	24,410,834	—	127,203,336
Total Investments in Securities	$3,803,740,408	$293,005,048	$102,753,021	$4,199,498,477
Other Financial Instruments
Futures Contracts	$2,820,801	$—	$—	$2,820,801
Forward Exchange Contracts	—	52,975,371	—	52,975,371
Total Other Financial Instruments	$2,820,801	$52,975,371	$—	$55,796,172

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		FRANKLIN MUTUAL BEACON FUND
		NOTES TO FINANCIAL STATEMENTS

	Level 1	Level 2	Level 3	Total
Liabilities:
Other Financial Instruments
Options Written	$30,000	$—	$—	$30,000
Securities Sold Short	44,527,044	—	—	44,527,044
Forward Exchange Contracts	—	8,663,682	—	8,663,682
Total Other Financial Instruments	$44,557,044	$8,663,682	$—	$53,220,726

[a]Includes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.
[c]Includes securities determined to have no value at December 31, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At December 31, 2014, the reconciliations of assets, is as follows:
									Net Change
									in Unrealized
						Net	Net		Appreciation
	Balance at			Transfers		Realized	Unrealized	Balance	(Depreciation)
	Beginning			Into (Out of)	Cost Basis	Gain	Appreciation	at End	on Assets Held
	of Year	Purchases	Sales	Level 3	Adjustments[a]	(Loss)	(Depreciation)	of Year	at Year End

Assets:
Investments in Securities:
Equity Investments:[b]
Auto Components	$13,476,099	$—	$—	$—	$—	$—	$4,084,754	$17,560,853	$4,084,754
Banks	8,535,200	—	(26,416,323)	—	—	2,114,328	15,766,795	—	—
Insurance	—[c]	—	—	—	(27,789)	—	27,789	—[c]	27,789
Metals & Mining	934,094	—	(665,204)	—	—	(186,453)	211,782	294,219	5,073
Real Estate
Management
& Development	52,039,512	—	—	—	—	—	32,858,437	84,897,949	32,858,437
Total	$74,984,905	$—	$(27,081,527)	$—	$(27,789)	$1,927,875	$52,949,557	$102,753,021	$36,976,053

aMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
bIncludes common and convertible preferred stocks as well as other equity investments.
cIncludes securities determined to have no value.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2014, are as follows:

Impact to Fair
	Fair Value at	Valuation			Value if Input
Description	End of Year	Technique	Unobservable Inputs	Amount	Increases[a]

Assets:
Investments in Securities:

Equity Investments:
Auto Components	$17,291,647	Market	Discount for lack of marketability	10%		Decrease[b]
		comparables	EV / EBITDA multiple	3.6	x	Increase[c]
Real Estate Management
& Development.	84,897,949	Market	Discount for lack of marketability
		comparables		8%		Decrease[c]
All Other Investments[d]	563,425
Total	$102,753,021

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bRepresents a significant impact to fair value but not net assets.
cRepresents a significant impact to fair value and net assets.
dIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

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FRANKLIN MUTUAL BEACON FUND
NOTES TO FINANCIAL STATEMENTS

13. Fair Value Measurements (continued)

Abbreviations List

EBITDA EV	Earnings before interest, taxes, depreciation and amortization Enterprise value

14. New Accounting Pronouncements

In June 2014, Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BBU	Barclays Bank PLC	GBP	British Pound	FHLB	Federal Home Loan Bank
BONY	Bank of New York Mellon	USD	United States Dollar	GO	General Obligation
DBFX	Deutsche Bank AG			PIK	Payment-In-Kind
FBCO	Credit Suisse Group AG
HSBC	HSBC Bank USA, N.A.
SCBT	Standard Chartered Bank
SSBT	State Street Bank and Trust Co., N.A.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Beacon Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual Beacon Fund (formerly, Mutual Beacon Fund) (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual Beacon Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2015

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $190,769,709 as a long term capital gain dividend for the fiscal year ended December 31, 2014.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 26.33% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $140,519,723 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $17,807,264 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2014.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	10	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	36	Navient Corporation (loan
c/o Franklin Mutual Advisers, LLC				management, servicing and asset
101 John F. Kennedy Parkway				recovery) (May 2014), Ares Capital
Short Hills, NJ 07078-2789				Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) Trustee	Since 2002	17	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC			Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway			Fiduciary International Ireland Limited.
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954)	Trustee	Since 2009	10	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm); director of various boards of asset management firms; and formerly, Managing Director, Putnam Lovell NBF.

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Charles Rubens II (1930)	Trustee	Since 1998	17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947) Trustee	Since 2009	10	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on Advisory Board of Knight Bagehot Fellowship; and formerly, Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Robert E. Wade (1946)	Trustee and	Trustee since 1993 43		El Oro Ltd (investments).
c/o Franklin Mutual Advisers, LLC Chairman of		and Chairman of
101 John F. Kennedy Parkway	the Board	the Board since
Short Hills, NJ 07078-2789		2005
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	147	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Peter A. Langerman (1955)	Trustee,	Trustee since	10	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC President, and		2007, President,		(AIG) Credit Facility Trust
101 John F. Kennedy Parkway	Chief Executive and Chief			(2010–2011	).
Short Hills, NJ 07078-2702	Officer –	Executive Officer –
	Investment	Investment
	Management	Management since
2005

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of four of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice President	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway
Short Hills NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Franklin Mutual Advisers, LLC; officer of three of the investment companies in Franklin Templeton Investments; and formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Secretary and	Secretary since	Not Applicable	Not Applicable
One Franklin Parkway	Vice President	2005 and Vice
San Mateo, CA 94403-1906		President since
2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Robert G. Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:

Assistant Treasurer, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is an affiliate of the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and “independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Mutual Beacon Fund
Formerly, Mutual Beacon Fund

Investment Manager
Franklin Mutual Advisers, LLC

Subadvisor
Franklin Templeton Investment Management Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, C, R & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	476 A 02/15

Annual Report
and Shareholder Letter
December 31, 2014

Franklin Mutual European Fund

Formerly, Mutual European Fund

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Franklin Mutual European Fund	4
Performance Summary	8
Your Fund’s Expenses	13
Financial Highlights and
Statement of Investments	15
Financial Statements	26
Notes to Financial Statements	30
Report of Independent Registered
Public Accounting Firm	44
Tax Information	45
Board Members and Officers	46
Shareholder Information	51

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Annual Report

Franklin Mutual European Fund

(formerly, Mutual European Fund)

This annual report for Franklin Mutual European Fund covers the fiscal year ended December 31, 2014.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their intrinsic value. The Fund defines European companies as issuers organized under the laws of, or whose principal business operations are located in, or who earn at least 50% of their revenue from, European countries, as defined in the prospectus.

Performance Overview

The Fund’s Class Z shares had a -4.00% cumulative total return for the 12 months under review. For comparison, the Fund’s benchmark, the MSCI Europe Index, which tracks equity performance in Europe’s developed markets, produced a +4.66% total return in local currency terms.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy grew moderately during the 12 months under review as U.S. economic growth expanded while growth in the European region was anemic. Oil prices declined sharply during the 12-month period, resulting from weak global demand growth and strong world supply, and gold prices ended lower amid benign global inflation and a strong U.S. dollar.

In Europe, the U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the eurozone,

*Weightings may be negative or may not total 100% due to rounding, use of any derivatives, unsettled trades or other factors.

economic growth remained subdued, as concerns persisted about the potential negative impacts to growth from the crisis in Ukraine and China’s moderating growth rate. However, third-quarter economic growth, though meager, exceeded expectations, especially in the region’s major economies of Germany

1. Source: Morningstar.

The unmanaged index is calculated in local currency and includes reinvested daily net dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 20.

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and France. In June, the European Central Bank (ECB) reduced its main interest rate and, for the first time, set a negative deposit rate; the ECB reduced both rates again in September. The ECB broadened its monetary easing stance by implementing an asset purchase program to prevent deflation and stimulate the economy. Toward period-end, the ECB cut its 2014 growth forecast for the eurozone and attributed the reduction to geopolitical risks dampening confidence and private investment.

Investment Strategy

We follow a distinctive value investment approach that combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company’s securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/14
% of Total
Net Assets
Insurance	16.6%
Banks	12.7%
Diversified Telecommunication Services	6.8%
Oil, Gas & Consumable Fuels	5.6%
Metals & Mining	4.1%
Media	4.1%
Specialty Retail	4.0%
Marine	2.9%
Machinery	2.5%
Hotels, Restaurants & Leisure	2.5%

Manager’s Discussion

During the period under review, some of the Fund’s investments negatively affected performance. These included retailers Tesco and Metro and oil and gas firm Cairn Energy.

Shares of U.K.-based Tesco fell throughout 2014. In March, the stock declined as investors became more concerned about price competition from major discounters and competitor supermarkets. Then in August, Tesco issued an unexpected trading statement ahead of its scheduled first-half results. The company lowered its profit guidance primarily for its flagship U.K. operations and cut its dividend. The stock price took a further hit in September with the announcement of material accounting irregularities in Tesco’s core U.K. operations and a contemporaneous change of both the company’s chief executive officer and chief financial officer. At year-end, the Fund no longer held Tesco shares.

Upheaval in Ukraine and Russia’s involvement disrupted Germany-based retailer Metro’s planned partial initial public offering (IPO) of its Russia cash-and-carry business. The IPO was important as it would have provided a benchmark valuation for this important Metro operation and allowed Metro to fund growth and further reduce debt with the capital raised. Instead, the company sought to raise cash by selling other non-core assets, such as the September sale of its stake in U.K.-based Booker and its operations in Vietnam. As of year-end, we believed the market assigned little value to Metro’s Russian operations, despite the fact that the business has continued to perform well amid deteriorating economic conditions within Russia. In our view, Metro stock has material upside potential should the situation in Ukraine be resolved and conditions in Russia improve in a reasonable time frame.

Shares of Cairn Energy declined sharply in the first quarter of 2014 following an inquiry by Indian tax authorities, which appeared to use a 2012 law to seek capital gains tax on transactions internal to Cairn, entered into in 2006–2007. Serious questions arose about the validity of the 2012 law, and its applicability to Cairn was particularly questionable as it related to internal transactions and not an actual sale. Nonetheless, the Indian tax department prohibited Cairn from selling further shares of its holding in Cairn India until this issue was resolved, calling into question the company’s ability to fund its aggressive exploration program beyond the coming year. The situation took a positive turn in May with a landslide victory by the opposition BJP party in India’s national elections. We viewed as positive the new government’s early moves in other dealings with corporations and a statement about the retroactive transfer

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tax. During the second half of the year, the company announced that a significant discovery of high-quality oil off the coast of Senegal seemed to offer potential for expansion of commercial operations, which appeared favorable.

In contrast, several Fund holdings increased in value during the 12-month period. Top contributors to performance included Direct Line Insurance Group, pharmaceutical firm Novartis and International Consolidated Airlines Group.

Top 10 Equity Holdings
12/31/14
Company	% of Total
Sector/Industry, Country	Net Assets
A.P. Moeller-Maersk AS, B	2.9%
Marine, Denmark
Direct Line Insurance Group PLC	2.7%
Insurance, U.K.
Accor SA	2.5%
Hotels, Restaurants & Leisure, France
Ageas	2.4%
Insurance, Belgium
Volkswagen AG, pfd.	2.4%
Automobiles, Germany
RSA Insurance Group PLC	2.2%
Insurance, U.K.
Barclays PLC	2.2%
Banks, U.K.
International Consolidated Airlines Group SA	2.2%
Airlines, U.K.
ThyssenKrupp AG	2.2%
Metals & Mining, Germany
BNP Paribas SA	2.1%
Banks, France

U.K.-based Direct Line Insurance Group continued to prioritize margins over growth, a strategy that has benefited financial results. The company’s focus on underwriting and expenses freed up capital that Direct Line used to raise its interim dividend as well as to issue a special dividend in August. Direct Line’s management has been forthright about its disciplined underwriting strategy as the industry confronted shrinking premiums in a deteriorating pricing environment. In late September, the company also announced the sale of its German and Italian operations at a price that exceeded our expectations. We believe proceeds from the sale may also be returned to shareholders via an additional special dividend.

Novartis shares rose in early September after a study showed positive results for its investigational drug for patients with chronic heart failure. An expedited marketing authorization by the U.S. Food and Drug Administration (FDA) is possible given the FDA’s fast-track designation and rolling review feature, whereby segments of a marketing application are reviewed prior to receipt of the complete application. The Switzerland-based company also stated that it intends to file for marketing authorization for the same drug in the European Union in early 2015. In the fourth quarter of 2014, Novartis shares moved higher in response to quarterly sales and margin results that drove earnings per share above consensus estimates. Solid operating margin results were seen across all divisions but were most notable in pharmaceuticals, which benefited from strong sales of several drugs, particularly leukemia drug Gleevec.

International Consolidated Airlines Group (IAG) is a U.K.-based holding company that owns British Airways, Iberia and discount carrier Vueling. The company is in the process of improving the profitability of Vueling and its legacy carrier operations, British Airways and Iberia. After declining in the middle of 2014 due to weak economic data in Europe, the stock rallied strongly during the fourth quarter. The positive move was aided by solid demand trends, declining fuel costs from more efficient planes and falling fuel prices, and a lack of meaningful business impact from the Ebola crisis in western Africa. In November, IAG held an investor day at which the company announced its goals through 2020. These included a 25% dividend payout ratio starting in 2015, an operating margin target that was higher than expected and earnings-per-share growth of 10% per year.

During the period, the Fund held currency forwards and futures to hedge a significant portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance during the period.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

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As fellow shareholders, we found recent relative performance disappointing, but it is not uncommon for our strategy to lag amid a strong equity market. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders. Thank you for your continued participation in Franklin Mutual European Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

Philippe Brugere-Trelat has been co-portfolio manager for Franklin Mutual European Fund (formerly, Mutual European Fund) since 2010 and portfolio manager since 2005. He also has been portfolio manager for Franklin Mutual Global Discovery Fund (formerly, Mutual Global Discovery Fund) since 2009. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Katrina Dudley has been co-portfolio manager for Franklin Mutual European Fund (formerly, Mutual European Fund) since 2010 and was assistant portfolio manager since 2007. She follows industrial companies (foreign and domestic) including transportation, manufacturers, machinery, electrical equipment and general industrial, as well as health care services companies. Prior to joining Franklin Templeton Investments in 2002, Ms. Dudley was an investment analyst at Federated Investors, Inc., responsible for the technology and health care sectors. From 1995 to 2001, Ms. Dudley was a senior manager in the corporate finance division of Ernst & Young LLP, where she specialized in valuation and litigation consulting.

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FRANKLIN MUTUAL EUROPEAN FUND

Performance Summary as of December 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	12/31/14	12/31/13		Change
Z (MEURX)	$20.86	$24.76	-$	3.90
A (TEMIX)	$20.33	$24.21	-$	3.88
C (TEURX)	$20.37	$24.25	-$	3.88
R (n/a)	$20.04	$23.95	-$	3.91
R6 (FMEUX)	$20.85	$24.75	-$	3.90

Distributions (1/1/14-12/31/14)
	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
Z	$0.6706	$2.2251		$2.8957
A	$0.5996	$2.2251		$2.8247
C	$0.4392	$2.2251		$2.6643
R	$0.6005	$2.2251		$2.8256
R6	$0.7105	$2.2251		$2.9356

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PERFORMANCE SUMMARY

Performance as of 12/31/14

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

		Cumulative		Average Annual	Value of	Total Annual
Share Class		Total Return[1]		Total Return[2]	$10,000 Investment[3]	Operating Expenses[4]
Z
						1.07%
1-Year		-4.00%		-4.00%	$9,600
5-Year	+	43.03%	+	7.42%	$14,303
10-Year	+	109.14%	+	7.66%	$20,914
A
						1.37%
1-Year		-4.31%		-9.82%	$9,018
5-Year	+	40.86%	+	5.83%	$13,277
10-Year	+	102.89%	+	6.70%	$19,122
C
						2.07%
1-Year		-4.97%		-5.81%	$9,419
5-Year	+	36.07%	+	6.35%	$13,607
10-Year	+	89.28%	+	6.59%	$18,928
R
						1.57%
1-Year		-4.52%		-4.52%	$9,548
5-Year	+	39.45%	+	6.88%	$13,945
Since Inception (10/30/09)	+	45.35%	+	7.50%	$14,535
R6[5]
						0.90%
1-Year		-3.88%		-3.88%	$9,612
Since Inception (5/1/13)	+	14.38%	+	8.38%	$11,438

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN MUTUAL EUROPEAN FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index is calculated in local currency and includes reinvested daily net dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class Z (1/1/05–12/31/14)

$25,000
$20,000
$15,000
$10,000
$5,000
1/05
12/06
12/08
12/10
12/12
12/14
$20,914
$17,529
Franklin Mutual European Fund
MSCI Europe Index[a]

Average Annual Total Return

Class Z	12/31/14
1-Year	-4.00%
5-Year	+7.42%
10-Year	+7.66%

Class A (1/1/05–12/31/14)

$25,000
$20,000
$15,000
$10,000
$5,000
1/05
12/06
12/08
12/10
12/12
12/14
$19,122
$17,529
Franklin Mutual European Fund
MSCI Europe Index[a]

Average Annual Total Return

Class A	12/31/14
1-Year	-9.82%
5-Year	+5.83%
10-Year	+6.70%

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund invests its assets primarily in companies in a specific region, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. The Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, especially over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a discussion of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Class R6 has a fee waiver contractually guaranteed through at least 4/30/15. Investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
6. Source: Morningstar. The MSCI Europe Index is a market capitalization-weighted index designed to measure equity market performance of developed markets in Europe.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribu-
tion and service (12b-1) fees, and other Fund expenses. All
mutual funds have ongoing costs, sometimes referred to
as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.
If an account had an $8,600 value,
then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading
“Expenses Paid During Period.”
If Expenses Paid During Period were $7.50,
then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 7/1/14	Value 12/31/14	Period* 7/1/14–12/31/14
Z
Actual	$1,000	$955.30	$5.13
Hypothetical (5% return before expenses)	$1,000	$1,019.96	$5.30
A
Actual	$1,000	$953.80	$6.60
Hypothetical (5% return before expenses)	$1,000	$1,018.45	$6.82
C
Actual	$1,000	$950.70	$10.03
Hypothetical (5% return before expenses)	$1,000	$1,014.92	$10.36
R
Actual	$1,000	$952.40	$7.58
Hypothetical (5% return before expenses)	$1,000	$1,017.44	$7.83
R6
Actual	$1,000	$956.20	$4.44
Hypothetical (5% return before expenses)	$1,000	$1,020.67	$4.58

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.04%; A: 1.34%; C: 2.04%; R: 1.54%; and R6: 0.90%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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		FRANKLIN MUTUAL EUROPEAN FUND

Financial Highlights
		Year Ended December 31,
	2014	2013	2012	2011	2010
Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$24.76	$21.13	$18.95	$21.47	$20.39
Income from investment operations[a]:
Net investment income[b]	0.73 [c]	0.49	0.44	0.50	0.34
Net realized and unrealized gains (losses)	(1.73)	5.12	2.89	(2.25)	1.40
Total from investment operations	(1.00)	5.61	3.33	(1.75)	1.74
Less distributions from:
Net investment income	(0.67)	(0.46)	(0.68)	(0.77)	(0.66)
Net realized gains	(2.23)	(1.52)	(0.47)	—	—
Total distributions	(2.90)	(1.98)	(1.15)	(0.77)	(0.66)
Net asset value, end of year	$20.86	$24.76	$21.13	$18.95	$21.47

Total return	(4.00)%	26.68%	17.73%	(8.01)%	8.61%

Ratios to average net assets
Expenses[d]	1.04%[e]	1.07%[e]	1.13%	1.11%	1.10%
Expenses incurred in connection with securities sold short	0.01%	—%[f]	—%	—%	—%
Net investment income	2.93%[c]	2.04%	2.16%	2.43%	1.65%

Supplemental data
Net assets, end of year (000’s)	$1,128,769	$1,399,294	$1,101,659	$964,069	$1,057,801
Portfolio turnover rate	54.05%	39.05%	41.69%	32.60%	35.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.74%.
dIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
eBenefit of expense reduction rounds to less than 0.01%.
fRounds to less than 0.01%.

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FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$24.21	$20.71	$18.59	$21.06	$20.02
Income from investment operations[a]:
Net investment income[b]	0.61 [c]	0.42	0.37	0.44	0.27
Net realized and unrealized gains (losses)	(1.66)	4.99	2.84	(2.20)	1.37
Total from investment operations	(1.05)	5.41	3.21	(1.76)	1.64
Less distributions from:
Net investment income	(0.60)	(0.39)	(0.62)	(0.71)	(0.60)
Net realized gains	(2.23)	(1.52)	(0.47)	—	—
Total distributions	(2.83)	(1.91)	(1.09)	(0.71)	(0.60)
Net asset value, end of year	$20.33	$24.21	$20.71	$18.59	$21.06

Total return[d]	(4.31)%	26.30%	17.37%	(8.27)%	8.25%

Ratios to average net assets
Expenses[e]	1.34%[f]	1.37%[f]	1.43%	1.41%	1.40%
Expenses incurred in connection with securities sold short	0.01%	—%[g]	—%	—%	—%
Net investment income	2.63%[c]	1.74%	1.86%	2.13%	1.35%

Supplemental data
Net assets, end of year (000’s)	$843,836	$839,655	$653,435	$593,825	$765,304
Portfolio turnover rate	54.05%	39.05%	41.69%	32.60%	35.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gRounds to less than 0.01%.

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		FRANKLIN MUTUAL EUROPEAN FUND
			FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$24.25	$20.79	$18.66	$21.10	$20.05
Income from investment operations[a]:
Net investment income[b]	0.43 [c]	0.24	0.24	0.31	0.13
Net realized and unrealized gains (losses)	(1.64)	5.02	2.83	(2.20)	1.36
Total from investment operations	(1.21)	5.26	3.07	(1.89)	1.49
Less distributions from:
Net investment income	(0.44)	(0.28)	(0.47)	(0.55)	(0.44)
Net realized gains	(2.23)	(1.52)	(0.47)	—	—
Total distributions	(2.67)	(1.80)	(0.94)	(0.55)	(0.44)
Net asset value, end of year	$20.37	$24.25	$20.79	$18.66	$21.10

Total return[d]	(4.97)%	25.44%	16.54%	(8.90)%	7.52%

Ratios to average net assets
Expenses[e]	2.04%[f]	2.07%[f]	2.13%	2.11%	2.10%
Expenses incurred in connection with securities sold short	0.01%	—%[g]	—%	—%	—%
Net investment income	1.93%[c]	1.04%	1.16%	1.43%	0.65%

Supplemental data
Net assets, end of year (000’s)	$216,258	$198,491	$122,438	$127,012	$171,750
Portfolio turnover rate	54.05%	39.05%	41.69%	32.60%	35.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gRounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 17

FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$23.95	$20.55	$18.47	$21.00	$19.98
Income from investment operations[a]:
Net investment income[b]	0.41 [c]	0.31	0.33	0.16	0.19
Net realized and unrealized gains (losses)	(1.49)	5.02	2.81	(1.97)	1.42
Total from investment operations	(1.08)	5.33	3.14	(1.81)	1.61
Less distributions from:
Net investment income	(0.60)	(0.41)	(0.59)	(0.72)	(0.59)
Net realized gains	(2.23)	(1.52)	(0.47)	—	—
Total distributions	(2.83)	(1.93)	(1.06)	(0.72)	(0.59)
Net asset value, end of year	$20.04	$23.95	$20.55	$18.47	$21.00

Total return	(4.52)%	26.05%	17.16%	(8.45)%	8.02%

Ratios to average net assets
Expenses[d]	1.54%[e]	1.57%[e]	1.63%	1.61%	1.60%
Expenses incurred in connection with securities sold short	0.01%	—%[f]	—%	—%	—%
Net investment income	2.43%[c]	1.54%	1.66%	1.93%	1.15%

Supplemental data
Net assets, end of year (000’s)	$421	$133	$46	$31	$21
Portfolio turnover rate	54.05%	39.05%	41.69%	32.60%	35.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.24%.
dIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
eBenefit of expense reduction rounds to less than 0.01%.
fRounds to less than 0.01%.

18 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$24.75	$22.54
Income from investment operations[b]:
Net investment income[c]	0.75 [d]	0.28
Net realized and unrealized gains (losses)	(1.71)	3.95
Total from investment operations	(0.96)	4.23
Less distributions from:
Net investment income	(0.71)	(0.50)
Net realized gains	(2.23)	(1.52)
Total distributions	(2.94)	(2.02)
Net asset value, end of year	$20.85	$24.75

Total return[e]	(3.88)%	18.99%

Ratios to average net assets[f]
Expenses[g,h]	0.89%	0.90%
Expenses incurred in connection with securities sold short	0.01%	—%[i]
Net investment income	3.08%[d]	2.21%

Supplemental data
Net assets, end of year (000’s)	$334,396	$317,690
Portfolio turnover rate	54.05%	39.05%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.89%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
iRounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 19

FRANKLIN MUTUAL EUROPEAN FUND

Statement of Investments, December 31, 2014
	Country	Shares/Rights	Value
Common Stocks and Other Equity Interests 87.5%
Aerospace & Defense 0.5%
Safran SA	France	220,999	$13,704,700
Airlines 2.2%
[a]International Consolidated Airlines Group SA	United Kingdom	7,248,772	54,922,789
Auto Components 2.1%
Cie Generale des Etablissements Michelin, B	France	221,830	20,203,544
Pirelli & C. SpA	Italy	2,387,838	32,388,873
			52,592,417
Banks 12.7%
Barclays PLC	United Kingdom	14,493,512	55,009,173
BNP Paribas SA	France	904,800	53,930,241
[a]Commerzbank AG	Germany	2,295,467	30,497,115
[a]ING Groep NV, IDR	Netherlands	3,294,487	43,171,945
Intesa Sanpaolo SpA	Italy	13,474,567	39,488,834
[a]National Bank of Greece SA	Greece	11,548,908	20,542,042
Societe Generale SA	France	832,420	35,242,914
UniCredit SpA	Italy	6,621,416	42,743,557
			320,625,821
Capital Markets 1.8%
UBS Group AG	Switzerland	2,591,199	44,541,934
Chemicals 1.2%
Arkema	France	465,958	31,048,971
Commercial Services & Supplies 0.9%
G4S PLC	United Kingdom	5,230,728	22,657,563
Construction & Engineering 1.7%
Balfour Beatty PLC	United Kingdom	2,452,020	8,102,562
FLSmidth & Co. AS	Denmark	778,359	34,435,516
			42,538,078
Construction Materials 0.9%
SA des Ciments Vicat	France	323,193	23,307,386
Containers & Packaging 1.2%
Rexam PLC	United Kingdom	4,118,870	29,134,334
Diversified Financial Services 0.1%
Oslo Bors VPS Holding ASA	Norway	340,000	3,458,707
Diversified Telecommunication Services 6.8%
[a]Hellenic Telecommunications Organization SA	Greece	3,038,392	33,455,734
Koninklijke KPN NV	Netherlands	16,078,615	51,128,065
TDC AS	Denmark	4,091,585	31,397,027
[a]Telecom Italia SpA	Italy	24,460,204	26,104,418
Telenor ASA	Norway	1,503,222	30,482,952
			172,568,196
Electric Utilities 1.8%
Enel SpA	Italy	10,306,672	46,093,085
Energy Equipment & Services 0.9%
[a]DeepOcean Group Holding BV	Netherlands	915,467	22,886,675
Food & Staples Retailing 1.9%
Metro AG	Germany	1,593,016	48,786,273

20 | Annual Report

franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS

	Country	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)
Hotels, Restaurants & Leisure 2.5%
Accor SA	France	1,399,341	$63,224,184
Industrial Conglomerates 0.9%
Koninklijke Philips NV	Netherlands	754,776	22,055,686
Insurance 16.6%
ACE Ltd.	United States	149,384	17,161,234
Ageas	Belgium	1,694,569	60,497,891
Assicurazioni Generali SpA	Italy	1,977,332	40,673,718
Direct Line Insurance Group PLC	United Kingdom	14,974,086	67,989,731
Friends Life Group Ltd.	United Kingdom	4,787,889	27,329,075
Lancashire Holdings Ltd.	United Kingdom	4,092,985	35,726,519
[a]NN Group NV	Netherlands	680,405	20,454,641
[a,b]NN Group NV, 144A	Netherlands	978,052	29,402,639
[a,c]Olympus Re Holdings Ltd.	United States	16,080	—
[a]RSA Insurance Group PLC	United Kingdom	8,334,639	56,511,726
[a]Storebrand ASA	Norway	7,664,955	29,958,063
UNIQA Insurance Group AG	Austria	3,455,709	32,518,808
			418,224,045
Machinery 2.5%
CNH Industrial NV (EUR Traded)	United Kingdom	655,521	5,314,308
CNH Industrial NV, special voting (EUR Traded)	United Kingdom	833,461	6,756,868
IMI PLC	United Kingdom	1,675,692	32,988,310
Vossloh AG	Germany	293,290	18,986,128
			64,045,614
Marine 2.9%
A.P. Moeller-Maersk AS, B	Denmark	36,150	72,653,577
Media 4.1%
[a]Liberty Global PLC, C	United Kingdom	602,446	29,104,166
Reed Elsevier PLC	United Kingdom	2,943,932	50,475,773
RTL Group SA	Germany	241,477	23,117,848
			102,697,787
Metals & Mining 4.1%
Anglo American PLC	United Kingdom	667,842	12,496,788
[a]ThyssenKrupp AG	Germany	2,134,255	54,902,855
Voestalpine AG	Austria	925,299	36,717,668
			104,117,311
Multiline Retail 1.4%
Marks & Spencer Group PLC	United Kingdom	4,561,449	34,042,346
Oil, Gas & Consumable Fuels 5.6%
BG Group PLC	United Kingdom	2,311,593	31,166,641
BP PLC	United Kingdom	4,722,941	30,256,373
[a]Cairn Energy PLC	United Kingdom	9,442,570	26,271,868
Repsol SA	Spain	227,522	4,279,564
Repsol SA (interim line)	Spain	6,691	125,854
[a]Repsol SA, rts., 1/08/15	Spain	28	15
Royal Dutch Shell PLC, A	United Kingdom	1,506,604	50,423,925
			142,524,240
Pharmaceuticals 1.6%
Novartis AG	Switzerland	432,994	40,220,273

franklintempleton.com			Annual Report | 21

FRANKLIN MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS

	Country	Shares/Rights		Value
Common Stocks and Other Equity Interests (continued)
Real Estate Management & Development 0.1%
[d]Canary Wharf Group PLC	United Kingdom	192,100		$1,619,612
Road & Rail 0.9%
[c,e]Euro Wagon LP	Jersey Islands	16,127,149		18,528,986
[a]FirstGroup PLC	United Kingdom	3,184,682		5,296,549
				23,825,535
Specialty Retail 4.0%
[a]Dufry AG	Switzerland	330,577		49,543,324
Kingfisher PLC	United Kingdom	9,910,074		52,596,462
				102,139,786
Technology Hardware, Storage & Peripherals 0.6%
Wincor Nixdorf AG	Germany	308,355		15,002,735
Trading Companies & Distributors 0.9%
[a]Kloeckner & Co. SE	Germany	1,985,080		21,528,649
Wireless Telecommunication Services 2.1%
Vodafone Group PLC	United Kingdom	15,193,178		52,727,095
Total Common Stocks and Other Equity Interests
(Cost $2,104,591,471)				2,209,515,404
Preferred Stocks (Cost $68,376,002) 2.4%
Automobiles 2.4%
Volkswagen AG, pfd.	Germany	267,237		59,707,826

		Principal
		Amount*
Corporate Bonds (Cost $5,981,223) 0.2%
[b,f]Baggot Securities Ltd., secured bond, 144A, 10.24%, Perpetual	Ireland	4,212,000	EUR	5,338,962
Total Investments before Short Term Investments
(Cost $2,178,948,696)				2,274,562,192

Short Term Investments 5.2%

U.S. Government and Agency Securities 5.2%
[g]U.S. Treasury Bills,

1/02/15	United States	34,600,000	34,600,000
4/23/15	United States	35,000,000	34,996,500
[h]1/22/15 - 5/21/15	United States	60,400,000	60,393,798
Total U.S. Government and Agency Securities
(Cost $129,985,876)			129,990,298
Total Investments (Cost $2,308,934,572) 95.3%			2,404,552,490
Other Assets, less Liabilities 4.7%			119,128,373
Net Assets 100.0%			$2,523,680,863

22 | Annual Report

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FRANKLIN MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2014, the aggregate value of these securities was $34,741,601, representing 1.38% of net assets.
cSee Note 10 regarding restricted securities.
dSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2014, the value of this security was $1,619,612, representing
0.06% of net assets.
eSee Note 12 regarding holdings of 5% voting securities.
fPerpetual security with no stated maturity date.
gThe security is traded on a discount basis with no stated coupon rate.
hSecurity or a portion of the security has been pledged as collateral for open futures and forward contracts. At December 31, 2014, the aggregate value of these securities and/or cash pledged as collateral was $8,343,264, representing 0.33% of net assets.

At December 31, 2014, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
			Number of	Notional Expiration		Unrealized	Unrealized
Description		Type Contracts		Value	Date	Appreciation	Depreciation
Currency Contracts
CHF/USD		Short	51	$6,422,175	3/16/15	$149,651	$—
EUR/USD		Short	2,060	311,755,250	3/16/15	7,507,857	—
GBP/USD		Short	1,665	162,025,313	3/16/15	949,301	—
Unrealized appreciation (depreciation)						8,606,809	—
Net unrealized appreciation (depreciation)						$8,606,809

At December 31, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterpartya Type		Quantity	Amount	Date Appreciation Depreciation
Euro	BANT	Buy	1,013,700	$1,264,772	1/20/15	$—	$(37,923)
Euro	BANT	Sell	116,885,782	158,827,725	1/20/15	17,364,609	—
Euro	BONY	Buy	1,162,663	1,446,801	1/20/15	—	(39,667)
Euro	BONY	Sell	3,322,762	4,231,561	1/20/15	210,128	—
Euro	DBFX	Buy	3,308,323	4,121,405	1/20/15	—	(117,448)
Euro	DBFX	Sell	7,659,800	10,171,572	1/20/15	901,161	—
Euro	FBCO	Buy	1,567,495	1,943,945	1/20/15	—	(46,856)
Euro	FBCO	Sell	11,857,787	15,714,556	1/20/15	1,363,457	—
Euro	HSBC	Buy	4,105,903	5,107,885	1/20/15	—	(138,642)
Euro	HSBC	Sell	11,234,837	15,055,626	1/20/15	1,458,463	—
Euro	SCBT	Sell	5,034,321	6,692,818	1/20/15	599,941	—
Euro	SSBT	Buy	3,420,073	4,259,907	1/20/15	—	(120,702)
Euro	SSBT	Sell	5,948,477	7,852,113	1/20/15	652,862	—
British Pound	BANT	Buy	13,265,162	21,682,725	1/21/15	—	(1,009,805)
British Pound	BBU	Buy	21,078,481	34,180,191	1/21/15	—	(1,330,705)
British Pound	BONY	Buy	1,988,887	3,244,868	1/21/15	—	(145,314)
British Pound	DBFX	Sell	44,787,477	76,440,131	1/21/15	6,641,667	—
British Pound	FBCO	Buy	3,009,060	4,884,022	1/21/15	—	(194,591)
British Pound	HSBC	Buy	1,154,467	1,939,793	1/21/15	—	(140,629)
British Pound	HSBC	Sell	31,991,055	54,576,740	1/21/15	4,720,694	—
British Pound	SSBT	Buy	9,150,142	14,955,884	1/21/15	—	(695,964)
British Pound	SSBT	Sell	42,194,483	72,017,543	1/21/15	6,260,098	—

franklintempleton.com							Annual Report | 23

FRANKLIN MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterpartya Type		Quantity	Amount	Date Appreciation Depreciation
Swiss Franc	BANT	Buy	2,232,715	$2,302,206	2/12/15	$—	$(54,785)
Swiss Franc	BANT	Sell	99,015,420	109,240,319	2/12/15	9,572,713	—
Swiss Franc	BONY	Buy	4,300,000	4,519,513	2/12/15	—	(191,190)
Swiss Franc	BONY	Sell	5,000,000	5,250,529	2/12/15	217,595	—
Swiss Franc	DBFX	Buy	1,051,062	1,090,766	2/12/15	—	(32,781)
Swiss Franc	DBFX	Sell	13,631,730	14,426,013	2/12/15	704,495	—
Swiss Franc	FBCO	Buy	12,497,710	13,139,724	2/12/15	—	(559,695)
Swiss Franc	FBCO	Sell	6,203,915	6,468,918	2/12/15	224,140	—
Swiss Franc	HSBC	Buy	1,331,207	1,376,237	2/12/15	—	(36,262)
Swiss Franc	HSBC	Sell	7,915,445	8,243,011	2/12/15	275,429	—
Swiss Franc	SSBT	Buy	3,179,892	3,326,657	2/12/15	—	(125,820)
Swiss Franc	SSBT	Sell	15,897,823	16,682,053	2/12/15	679,516	—
Danish Krone	BANT	Buy	38,549,432	6,567,266	2/17/15	—	(301,186)
Danish Krone	BANT	Sell	42,065,416	7,147,554	2/17/15	309,962	—
Danish Krone	BBU	Buy	1,021,832	170,224	2/17/15	—	(4,128)
Danish Krone	BONY	Buy	5,021,037	870,177	2/17/15	—	(54,024)
Danish Krone	BONY	Sell	2,604,346	442,505	2/17/15	19,177	—
Danish Krone	DBFX	Buy	21,665,154	3,681,783	2/17/15	—	(160,185)
Danish Krone	DBFX	Sell	23,279,958	3,935,567	2/17/15	151,489	—
Danish Krone	SSBT	Buy	11,496,627	1,986,422	2/17/15	—	(117,684)
Danish Krone	SSBT	Sell	406,746,286	72,939,158	2/17/15	6,823,916	—
British Pound	BANT	Buy	10,015,195	16,110,856	2/19/15	—	(506,302)
British Pound	BANT	Sell	34,817,031	57,399,911	2/19/15	3,161,540	(9,620)
British Pound	BBU	Buy	1,000,000	1,588,337	2/19/15	—	(30,249)
British Pound	BONY	Sell	5,477,441	8,753,383	2/19/15	219,050	—
British Pound	DBFX	Buy	10,870,757	17,542,827	2/19/15	—	(605,233)
British Pound	DBFX	Sell	1,707,000	2,653,946	2/19/15	—	(5,710)
British Pound	FBCO	Buy	4,829,127	7,742,720	2/19/15	—	(218,517)
British Pound	FBCO	Sell	31,093,333	51,609,089	2/19/15	3,162,947	—
British Pound	HSBC	Buy	3,784,057	6,008,247	2/19/15	—	(112,354)
British Pound	HSBC	Sell	3,064,715	4,892,358	2/19/15	117,263	—
British Pound	SCBT	Buy	5,405,961	8,711,182	2/19/15	—	(288,221)
British Pound	SSBT	Buy	6,072,290	9,750,229	2/19/15	—	(289,068)
British Pound	SSBT	Sell	36,731,204	60,455,658	2/19/15	3,243,443	(18,224)
Euro	BANT	Sell	4,474,933	5,881,648	2/27/15	464,082	—
Euro	BONY	Sell	3,174,144	4,175,716	2/27/15	332,946	—
Euro	DBFX	Sell	126,972,402	167,437,388	2/27/15	13,718,567	—
Euro	FBCO	Sell	2,384,861	3,132,994	2/27/15	245,768	—
Euro	HSBC	Sell	4,719,893	6,143,555	2/27/15	429,429	—
Euro	SCBT	Sell	1,550,987	2,017,847	2/27/15	140,148	—
Euro	SSBT	Sell	2,539,098	3,320,323	2/27/15	246,371	—
Euro	BANT	Sell	19,946,029	25,327,168	4/16/15	1,168,532	—
Euro	BBU	Sell	12,343,122	15,602,265	4/16/15	652,271	—
Euro	BONY	Sell	12,579,679	15,835,797	4/16/15	599,286	—
Euro	DBFX	Sell	92,459,431	117,280,904	4/16/15	5,294,008	—
Euro	FBCO	Sell	27,729,179	34,714,865	4/16/15	1,129,274	—
Euro	HSBC	Sell	9,093,565	11,441,988	4/16/15	427,859	—
Euro	SCBT	Sell	3,763,612	4,717,123	4/16/15	158,635	—
Euro	SSBT	Sell	16,570,627	20,652,132	4/16/15	581,783	—
British Pound	DBFX	Buy	591,443	945,449	4/22/15	—	(24,421)
British Pound	FBCO	Buy	1,912,261	3,049,687	4/22/15	—	(71,807)
British Pound	HSBC	Sell	33,560,706	54,032,737	4/22/15	1,770,116	—
British Pound	SCBT	Sell	37,400,997	60,253,007	4/22/15	2,010,068	—
Euro	BANT	Sell	79,822,884	99,670,016	5/18/15	2,955,228	—
Euro	BONY	Sell	820,662	1,000,387	5/18/15	6,059	—

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				FRANKLIN MUTUAL EUROPEAN FUND
					STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterpartya Type		Quantity	Amount	Date Appreciation Depreciation
Euro	DBFX	Sell	38,604,995	$48,110,619	5/18/15	$1,336,139	$—
Euro	FBCO	Sell	32,843,073	41,015,891	5/18/15	1,222,655	—
Euro	HSBC	Sell	557,016	678,855	5/18/15	3,965	—
Euro	SSBT	Sell	9,762,300	12,233,281	5/18/15	405,109	—
British Pound	BANT	Buy	1,396,604	2,179,044	5/21/15	—	(4,679)
British Pound	BANT	Sell	29,118,156	45,569,914	5/21/15	236,003	—
British Pound	FBCO	Buy	355,090	552,774	5/21/15	64	—
British Pound	FBCO	Sell	20,975,128	32,800,905	5/21/15	144,834	—
British Pound	HSBC	Buy	2,061,589	3,221,811	5/21/15	—	(12,133)
British Pound	SSBT	Sell	38,435,967	60,113,852	5/21/15	273,088	—
Norwegian Krone	BANT	Buy	34,821,336	4,860,442	5/21/15	—	(215,917)
Norwegian Krone	BANT	Sell	10,985,225	1,482,426	5/21/15	17,200	—
Norwegian Krone	BBU	Buy	8,848,555	1,183,041	5/21/15	—	(2,807)
Norwegian Krone	BONY	Buy	6,350,046	880,575	5/21/15	—	(33,596)
Norwegian Krone	DBFX	Buy	7,765,000	1,051,482	5/21/15	—	(15,775)
Norwegian Krone	DBFX	Sell	518,782,594	75,880,908	5/21/15	6,684,887	—
Unrealized appreciation (depreciation)						111,710,129	(8,120,619)
Net unrealized appreciation (depreciation)						$103,589,510

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.
See Abbreviations on page 43.

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FRANKLIN MUTUAL EUROPEAN FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2014

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,302,652,063
Cost - Controlled affiliated issuers (Note 12)	6,282,509
Total cost of investments	$2,308,934,572
Value - Unaffiliated issuers	$2,386,023,504
Value - Controlled affiliated issuers (Note 12)	18,528,986
Total value of investments	2,404,552,490
Cash	21,950
Restricted Cash (Note 1d)	34,960,000
Foreign currency, at value (cost $39,630,368)	39,700,131
Receivables:
Investment securities sold	476,220
Capital shares sold	7,412,737
Dividends and interest	3,946,173
Variation margin	1,217,262
Unrealized appreciation on forward exchange contracts	111,710,129
Other assets	236
Total assets	2,603,997,328
Liabilities:
Payables:
Capital shares redeemed	33,610,178
Management fees	1,865,509
Distribution fees	805,832
Transfer agent fees	630,645
Trustees’ fees and expenses	89,826
Due to brokers	34,960,000
Unrealized depreciation on forward exchange contracts	8,120,619
Accrued expenses and other liabilities	233,856
Total liabilities	80,316,465
Net assets, at value	$2,523,680,863
Net assets consist of:
Paid-in capital	$2,360,895,999
Undistributed net investment income	1,915,950
Net unrealized appreciation (depreciation)	207,631,302
Accumulated net realized gain (loss)	(46,762,388)
Net assets, at value	$2,523,680,863

26 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31, 2014

Class Z:
Net assets, at value	$1,128,768,903
Shares outstanding	54,110,945
Net asset value and maximum offering price per share	$20.86
Class A:
Net assets, at value	$843,835,941
Shares outstanding	41,507,046
Net asset value per share[a]	$20.33
Maximum offering price per share (net asset value per share ÷ 94.25%)	$21.57
Class C:
Net assets, at value	$216,258,491
Shares outstanding	10,617,136
Net asset value and maximum offering price per share[a]	$20.37
Class R:
Net assets, at value	$421,441
Shares outstanding	21,035
Net asset value and maximum offering price per share	$20.04
Class R6:
Net assets, at value	$334,396,087
Shares outstanding	16,041,346
Net asset value and maximum offering price per share	$20.85

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	|	27

FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2014

Investment income:
Dividends: (net of foreign taxes of $5,704,066)
Unaffiliated issuers	$111,306,746
Controlled affiliated issuers (Note 12)	3,457,450
Interest	796,637
Total investment income	115,560,833
Expenses:
Management fees (Note 3a)	23,551,405
Administrative fees (Note 3b)	1,142,909
Distribution fees: (Note 3c)
Class A	2,777,037
Class C	2,273,528
Class R	1,591
Transfer agent fees: (Note 3e)
Class Z	2,025,351
Class A	1,349,976
Class C	331,566
Class R	464
Class R6	101
Custodian fees (Note 4)	365,118
Reports to shareholders	187,577
Registration and filing fees	206,932
Professional fees	119,003
Trustees’ fees and expenses	64,670
Dividends on securities sold short	234,059
Other	63,685
Total expenses	34,694,972
Expense reductions (Note 4)	(14)
Net expenses	34,694,958
Net investment income	80,865,875
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	127,693,323
Foreign currency transactions	4,397,096
Futures contracts	37,871,303
Securities sold short	458,521
Net realized gain (loss)	170,420,243
Net change in unrealized appreciation (depreciation) on:
Investments	(555,175,197)
Translation of other assets and liabilities denominated in foreign currencies	170,633,915
Net change in unrealized appreciation (depreciation)	(384,541,282)
Net realized and unrealized gain (loss)	(214,121,039)
Net increase (decrease) in net assets resulting from operations	$(133,255,164)

28 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN MUTUAL EUROPEAN FUND
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets
	Year Ended December 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$80,865,875	$42,374,574
Net realized gain (loss) from investments, foreign currency transactions, futures
contracts and securities sold short	170,420,243	153,787,495
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	(384,541,282)	336,696,760
Net increase (decrease) in net assets resulting from operations	(133,255,164)	532,858,829
Distributions to shareholders from:
Net investment income:
Class Z	(33,590,853)	(24,011,359)
Class A	(22,317,956)	(12,591,265)
Class C	(4,219,670)	(2,058,127)
Class R	(11,161)	(1,998)
Class R6	(10,013,981)	(5,884,957)
Net realized gains:
Class Z	(111,120,702)	(78,739,802)
Class A	(82,617,039)	(48,335,077)
Class C	(21,329,977)	(11,433,236)
Class R	(41,595)	(7,605)
Class R6	(31,288,445)	(17,974,679)
Total distributions to shareholders	(316,551,379)	(201,038,105)
Capital share transactions: (Note 2)
Class Z	(63,822,544)	120,739,224
Class A	153,553,663	73,155,449
Class B	—	(630,113)
Class C	55,952,304	56,172,805
Class R	356,413	80,985
Class R6	72,186,056	295,734,868
Total capital share transactions	218,225,892	545,253,218
Net increase (decrease) in net assets	(231,580,651)	877,073,942
Net assets:
Beginning of year	2,755,261,514	1,878,187,572
End of year	$2,523,680,863	$2,755,261,514
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of year	$1,915,950	$(2,733,259)

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FRANKLIN MUTUAL EUROPEAN FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual European Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Effective June 30, 2014, Mutual European Fund was renamed Franklin Mutual European Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to

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NOTES TO FINANCIAL STATEMENTS

calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements

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FRANKLIN MUTUAL EUROPEAN FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a coun-terparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 11 regarding investment transactions and other derivative information, respectively.

d. Restricted Cash

At December 31, 2014, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to

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NOTES TO FINANCIAL STATEMENTS

pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At December 31, 2014, the Fund had no securities sold short.

f. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2014, the Fund had no securities on loan.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

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FRANKLIN MUTUAL EUROPEAN FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
		2014		2013	a
	Shares	Amount	Shares			Amount

Class Z Shares:
Shares sold	19,112,824	$467,220,561	20,746,802	$500,000,153
Shares issued in reinvestment of distributions	6,540,426	135,963,256	3,970,748			96,496,979
Shares redeemed[b]	(28,053,784)	(667,006,361)	(20,331,016)	(475,757,908)
Net increase (decrease)	(2,400,534)	$(63,822,544)	4,386,534	$120,739,224
Class A Shares:
Shares sold	16,444,913	$390,643,608	13,679,102	$324,306,477
Shares issued in reinvestment of distributions	4,183,197	84,743,971	2,057,291			48,885,214
Shares redeemed	(13,806,874)	(321,833,916)	(12,609,582)	(300,036,242)
Net increase (decrease)	6,821,236	$153,553,663	3,126,811			$73,155,449
Class B Shares[c]:
Shares sold			151			$3,172
Shares redeemed			(29,455)			(633,285)
Net increase (decrease)			(29,304)			$(630,113)
Class C Shares:
Shares sold	3,504,884	$83,819,205	2,863,541			$68,880,536
Shares issued in reinvestment of distributions	1,147,068	23,294,092	512,117			12,189,089
Shares redeemed	(2,221,185)	(51,160,993)	(1,079,321)			(24,896,820)
Net increase (decrease)	2,430,767	$55,952,304	2,296,337			$56,172,805
Class R Shares:
Shares sold	15,696	$370,698	3,841			$93,844
Shares issued in reinvestment of distributions	2,643	52,756	409			9,603
Shares redeemed	(2,847)	(67,041)	(937)			(22,462)
Net increase (decrease)	15,492	$356,413	3,313			$80,985
Class R6 Shares:
Shares sold[b]	4,003,505	$98,368,915	12,899,801	$295,926,197
Shares issued in reinvestment of distributions	1,728,585	35,897,725	982,194			23,859,636
Shares redeemed	(2,525,555)	(62,080,584)	(1,047,184)			(24,050,965)
Net increase (decrease)	3,206,535	$72,186,056	12,834,811	$295,734,868

aFor the period May 1, 2013 (effective date) to December 31, 2013, for Class R6.
bEffective May 1, 2013, a portion of Class Z shares were exchanged into Class R6.
cEffective March 22, 2013, all Class B shares were converted to Class A.

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $1 billion
0.845%	Over $1 billion, up to and including $2 billion
0.825%	Over $2 billion, up to and including $5 billion
0.805%	In excess of $5 billion

Effective July 1, 2014, the Fund combined its investment management and administration agreements as approved by the Board.
The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.
Prior to July 1, 2014, the Fund paid fees to Franklin Mutual based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.800%	Up to and including $1 billion
0.770%	Over $1 billion, up to and including $2 billion
0.750%	Over $2 billion, up to and including $5 billion
0.730%	In excess of $5 billion

b. Administrative Fees

Effective July 1, 2014, under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to July 1, 2014, the Fund paid its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R

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3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$483,232
CDSC retained	$90,909

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2014, the Fund paid transfer agent fees of $3,707,458, of which $1,974,219 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2015. There were no Class R6 transfer agent fees waived during the year ended December 31, 2014.

g. Other Affiliated Transactions

At December 31, 2014, one or more of the funds in the Franklin Fund Allocator Series owned 10.71% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2014, the custodian fees were reduced as noted in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2014, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2014	$89,826
[b]Increase in projected benefit obligation	$3,752
Benefit payments made to retired trustees	$(2,863)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

The tax character of distributions paid during the years ended December 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$70,154,145	$61,258,224
Long term capital gain	246,397,234	139,779,881
	$316,551,379	$201,038,105

At December 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$2,325,852,064

Unrealized appreciation	$272,589,668
Unrealized depreciation	(193,889,242)
Net unrealized appreciation (depreciation)	$78,700,426

Undistributed ordinary income	$18,550,036
Undistributed long term capital gains	58,646,938
Distributable earnings	$77,196,974

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2014, aggregated $1,554,689,693 and $1,370,557,895, respectively.

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7. Investment Transactions (continued)

Transactions in options written during the year ended December 31, 2014, were as follows:

Number of
	Contracts	Premiums
Options outstanding at December 31, 2013	—	$—
Options written	161	80,348
Options expired	—	—
Options exercised	(161)	(80,348)
Options closed	—	—
Options outstanding at December 31, 2014	—	$—

See Notes 1(c) and 11 regarding derivative financial instruments and other derivative information, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2014, the Fund did not hold any distressed company securities for which interest recognition has been discontinued.

9. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
16,127,149	Euro Wagon LP	12/08/05 - 1/02/08	$6,282,509	$18,528,986
16,080	Olympus Re Holdings Ltd.	12/19/01	1,502,203	—
	Total Restricted Securities (Value is 0.73% of Net Assets)		$7,784,712	$18,528,986

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NOTES TO FINANCIAL STATEMENTS

11. Other Derivative Information

At December 31, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange
contracts	Unrealized appreciation on	$120,316,938	[a]	Unrealized depreciation on	$8,120,619
	forward exchange contracts / Net			forward exchange contracts
assets consist of – net unrealized
appreciation (depreciation)

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Year	for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and	$48,477,807	$171,012,486

futures contracts / Net change in unrealized appreciation
(depreciation) on translation of other assets and liabilities denominated in foreign currencies

For the year ended December 31, 2014, the average month end fair value of derivatives represented 2.30% of average month end net assets. The average month end number of open derivative contracts for the year was 241.

At December 31, 2014, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of Assets and Liabilities
	Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$111,710,129	$8,120,619

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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11. Other Derivative Information (continued)

At December 31, 2014, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a,b]	Received[b]	than zero)
Counterparty
BANT	$35,249,869	$(2,140,217)	$(32,463,243)	$—	$646,409
BBU	652,271	(652,271)	—	—	—
BONY	1,604,241	(463,791)	(1,056,379)	—	84,071
DBFX	35,432,413	(961,553)	—	(32,210,000)	2,260,860
FBCO	7,493,139	(1,091,466)	(6,196,224)	—	205,449
HSBC	9,203,218	(440,020)	(8,763,198)	—	—
SCBT	2,908,792	(288,221)	—	(2,620,571)	—
SSBT	19,166,186	—	—	—	19,166,186
Total	$111,710,129	$6,037,539	$(48,479,044)	$(34,830,571)	$22,362,975

[a]At December 31, 2014, the Fund received Federal Republic of Germany Bonds, United Kingdom Treasury Notes and U.S. Treasury Bonds and Notes as collateral for derivatives.
[b]In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

At December 31, 2014, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:
		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged[a,b]	Pledged	than zero)
Counterparty
BANT	$2,140,217	$(2,140,217)	$—	$—	$—
BBU	1,367,889	(652,271)	(715,618)	—	—
BONY	463,791	(463,791)	—	—	—
DBFX	961,553	(961,553)	—	—	—
FBCO	1,091,466	(1,091,466)	—	—	—
HSBC	440,020	(440,020)	—	—	—
SCBT	288,221	(288,221)	—	—	—
SSBT	1,367,462	—	—	—	1,367,462
Total	$8,120,619	$6,037,539	$(715,618)	$—	$1,367,462

aSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Notes 1(c) and 7 regarding derivative financial instruments and investment transactions, respectively.

See Abbreviations on page 43.

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NOTES TO FINANCIAL STATEMENTS

12. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2014, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value
	at Beginning	Gross	Gross	at End	at End	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)
Controlled Affiliatesa
Euro Wagon LP
(Value is 0.73% of Net Assets)	16,127,149	—	—	16,127,149	$18,528,986	$3,457,450	$ —

[a]Issuer in which the Fund owns 25% or more of the outstanding voting securities.

13. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 13, 2015, the Borrowers renewed the Global Credit Facility for a total of $2 billion, which matures on February 12, 2016.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not use the Global Credit Facility.

14. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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14. Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Energy Equipment & Services	$—	$—	$22,886,675	$22,886,675
Machinery	57,288,746	6,756,868	—	64,045,614
Oil, Gas & Consumable Fuels	142,398,386	125,854	—	142,524,240
Real Estate Management & Development	—	—	1,619,612	1,619,612
Road & Rail	5,296,549	—	18,528,986	23,825,535
All Other Equity Investments[b]	2,014,321,554	—	—[c]	2,014,321,554
Corporate Bonds	—	5,338,962	—	5,338,962
Short Term Investments	129,990,298	—	—	129,990,298
Total Investments in Securities	$2,349,295,533	$12,221,684	$43,035,273	$2,404,552,490
Other Financial Instruments
Futures Contracts	$8,606,809	$—	$—	$8,606,809
Forward Exchange Contracts	—	111,710,129	—	111,710,129
Total Other Financial Instruments	$8,606,809	$111,710,129	$—	$120,316,938
Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$8,120,619	$—	$8,120,619

[a]Includes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.
[c]Includes securities determined to have no value at December 31, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At December 31, 2014, the reconciliations of assets, is as follows:

										Net Change
										in Unrealized
							Net			Appreciation
	Balance at						Realized Net Unrealized		Balance	(Depreciation)
	Beginning			Transfers Into	Transfer Out	Cost Basis	Gain	Appreciation	at End on Assets Held
	of Year	Purchases	Sales	Level 3[a]	of Level 3 Adjustments[b]		(Loss)	(Depreciation)	of Year	at Year End
Assets:
Investments in Securities:
Equity Investments:[c]
Capital Markets	$109,153	$—	$(111,616)	$—	$—	$—	$(43,585)	$46,048	$—	$—
Energy Equipment &
Services	—	—	—	22,886,675	—	—	—	—	22,886,675	—
Insurance	—[d]	—	—	—	—	(4,188)	—	4,188	—[d]	4,188
Real Estate Management &
Development	992,766	—	—	—	—	—	—	626,846	1,619,612	626,846
Road & Rail	16,886,505	—	—	—	—	—	—	1,642,481	18,528,986	1,642,481
Total	$17,988,424	$—	$(111,616)	$22,886,675	$—	$(4,188)	$(43,585)	$2,319,563	$43,035,273	$2,273,515

aThe investment was transferred into Level 3 as a result of its value being determined using a significant observable valuation input.
bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
cIncludes common and preferred stocks as well as other equity investments.
dIncludes securities determined to have no value.

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NOTES TO FINANCIAL STATEMENTS

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2014, are as follows:

					Impact to Fair
	Fair Value at End				Value if Input
Description	of Year	Valuation Technique	Unobservable Inputs	Amount	Increases[a]
Assets:
Investments in Securities:
Equity Investments:
Road & Rail	$18,528,986	Market comparables	Discount for lack of
			marketability	15%	Decrease[b]
All Other Investments[c]	24,506,287
Total	$43,035,273

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bRepresents a significant impact to fair value but not net assets.
cIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

15. New Accounting Pronouncements

In June 2014, Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

16. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	CHF	Swiss Franc	IDR International Depositary Receipt
BBU	Barclays Bank PLC	EUR Euro
BONY	Bank of New York Mellon	GBP	British Pound
DBFX	Deutsche Bank AG	USD	United States Dollar
FBCO	Credit Suisse Group AG
HSBC	HSBC Bank USA, N.A.
SCBT	Standard Chartered Bank
SSBT	State Street Bank and Trust Co., N.A.

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FRANKLIN MUTUAL EUROPEAN FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual European Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual European Fund (formerly, Mutual European Fund) (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual European Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2015

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $246,397,234 as a long term capital gain dividend for the fiscal year ended December 31, 2014.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $524 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $103,930,708 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 18, 2014, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign source qualified dividends as reported by the Fund, to Class Z, Class A, Class C, Class R and Class R6 shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class Z	$0.0515	$0.7965	$0.7024
Class A	$0.0515	$0.7278	$0.6418
Class C	$0.0515	$0.5712	$0.5036
Class R	$0.0515	$0.7294	$0.6433
Class R6	$0.0515	$0.8362	$0.7373

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2015, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2014. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2014 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	10	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	36	Navient Corporation (loan
c/o Franklin Mutual Advisers, LLC				management, servicing and asset
101 John F. Kennedy Parkway				recovery) (May 2014), Ares Capital
Short Hills, NJ 07078-2789				Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) Trustee	Since 2002	17	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC			Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway			Fiduciary International Ireland Limited.
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954)	Trustee	Since 2009	10	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm); director of various boards of asset management firms; and formerly, Managing Director, Putnam Lovell NBF.

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Charles Rubens II (1930)	Trustee	Since 1998	17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947) Trustee	Since 2009	10	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on Advisory Board of Knight Bagehot Fellowship; and formerly, Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Robert E. Wade (1946)	Trustee and	Trustee since 1993 43		El Oro Ltd (investments).
c/o Franklin Mutual Advisers, LLC Chairman of		and Chairman of
101 John F. Kennedy Parkway	the Board	the Board since
Short Hills, NJ 07078-2789		2005
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	147	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Peter A. Langerman (1955)	Trustee,	Trustee since	10	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC President, and		2007, President,		(AIG) Credit Facility Trust
101 John F. Kennedy Parkway	Chief Executive and Chief			(2010–2011).
Short Hills, NJ 07078-2702	Officer –	Executive Officer –
	Investment	Investment
	Management	Management since
2005

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of four of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice President	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway
Short Hills NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Franklin Mutual Advisers, LLC; officer of three of the investment companies in Franklin Templeton Investments; and formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Secretary and	Secretary since	Not Applicable	Not Applicable
One Franklin Parkway	Vice President	2005 and Vice
San Mateo, CA 94403-1906		President since
2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Robert G. Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:

Assistant Treasurer, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is an affiliate of the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and “independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Mutual European Fund
Formerly, Mutual European Fund

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, C, R & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	478 A 02/15

Annual Report
and Shareholder Letter
December 31, 2014

Franklin Mutual Financial Services Fund

Formerly, Mutual Financial Services Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Franklin Mutual
Financial Services Fund	3
Performance Summary	8
Your Fund’s Expenses	13
Financial Highlights and
Statement of Investments	15
Financial Statements	24
Notes to Financial Statements	28
Report of Independent Registered
Public Accounting Firm	41
Tax Information	42
Board Members and Officers	43
Shareholder Information	48

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Annual Report

Franklin Mutual Financial Services Fund

(formerly, Mutual Financial Services Fund)

This annual report for Franklin Mutual Financial Services Fund covers the period ended December 31, 2014.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing at least 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their intrinsic value. The Fund concentrates its investments in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, subprime lending institutions, investment advisors, investment companies and insurance companies.

Performance Overview

The Fund’s Class Z shares delivered a cumulative total return of +11.07% for the 12 months under review. For comparison, the Fund’s narrow benchmark, the Standard & Poor’s 500 (S&P 500) Financials Index, which tracks financials stocks in the S&P 500 Index, generated a +15.20% total return.1 For the same period, the Fund’s broad benchmark, the S&P 500 Index, which is a broad measure of U.S. stock performance, posted a +13.69% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy grew moderately during 2014 as U.S. economic growth expanded while growth rates in much of the rest of the world declined. U.S. economic activity was supported in some quarters by increased consumer spending, business investment and federal defense spending. The housing market strengthened, and lower gasoline prices and improved job

*Weightings may be negative or may not total 100% due to rounding, use of any derivatives, unsettled trades or other factors.

growth contributed to rising retail sales. The U.S. Federal Reserve Board (Fed) began reducing its large-scale bond purchases $10 billion a month in January and ended the buying program in October. But it continued its practice of maintaining holdings of longer term securities at sizable levels. Toward period-end, the Fed stated that it could be patient with regard to raising interest rates and that the interest rate might not rise for

1. Source: Morningstar.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 19.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

at least a couple of meetings, possibly implying at least the first two meetings of 2015.

Outside the U.S., the U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the eurozone, economic growth remained subdued, as concerns persisted about the potential negative impacts to growth from the crisis in Ukraine and China’s moderating growth rate. In June, the European Central Bank (ECB) reduced its main interest rate and, for the first time, set a negative deposit rate; the ECB reduced both rates again in September. The ECB broadened its monetary easing stance by implementing an asset purchase program to prevent deflation and stimulate the economy. Japan’s second- and third-quarter economic contractions indicated the economy was in a recession, although private consumption and exports improved in the third quarter. In October, the Bank of Japan expanded its stimulus measures amid weak domestic demand and as substantially lower crude oil prices exerted further downward pressure on inflation. Near period-end, Japan’s ruling coalition was reelected in early parliamentary elections and subsequently announced a fresh stimulus package aimed at reviving economic growth.

Global developed market stocks, as measured by the MSCI World Index, advanced overall during the 12-month period amid a generally accommodative monetary policy environment and continued strength in corporate earnings. In several emerging markets, economic growth generally moderated. Emerging market stocks overall, as measured by the MSCI Emerging Markets Index, fell for the year, amid headwinds such as soft domestic demand, weak exports, plummeting crude oil prices, regional geopolitical tensions and concerns about possible U.S. interest rate increases. Many emerging market currencies depreciated against the U.S. dollar, leading several central banks to raise interest rates seeking to support their currencies. Several other central banks lowered interest rates to promote economic growth. Gold prices ended the year lower amid benign global inflation and a strong U.S. dollar.

Investment Strategy

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, distressed debt and risk arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment’s intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to investing is as much about assessing risk and containing losses as it is about achieving profits.

What is return on equity?

Return on equity is an amount, expressed as a percentage, earned on a company’s common stock investment for a given period. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Portfolio Breakdown*

Based on Total Net Assets as of 12/31/14

*Portfolio Breakdown figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

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Manager’s Discussion

Many Fund holdings increased in value during the 12-month period. Top contributors to performance included insurer Protector Forsikring, brokerage China Galaxy Securities and exchange operator Oslo Bors.

Norwegian insurance company Protector Forsikring reported positive full-year 2013 results in February and provided an upbeat outlook for 2014. The company followed up with positive first-quarter results in May as premiums grew at a solid pace and investment returns exceeded expectations. Protector also raised its full-year guidance for growth and earnings. The company’s strong Nordic franchise allowed it to increase rates, resulting in improved underwriting margins and a higher return on equity. The strong operational performance, in our view, also bolstered the firm’s ability to pay out dividends. We sold our position before year-end.

China Galaxy Securities is a major player in the Chinese brokerage industry with the least exposure to proprietary trading among its peers. The stock rallied in August after the company announced better-than-expected first-half results. Strong gains in investment banking, asset management fees and margin financing income more than offset the deterioration in brokerage commissions; fierce competition has been driving down commission rates. The positive first-half results for 2014 built upon the solid full-year 2013 numbers issued in March. Late in the year, shares of China Galaxy, along with the Chinese equity markets in general, got a boost from a November interest rate cut by the People’s Bank of China. We sought to take advantage of the stock rally and exited our position.

Founded in 1819, Oslo Bors offers the only regulated markets for securities trading in Norway. The exchange company’s stock was supported by strong operating results throughout the year. Overall, Oslo Bors benefited from a combination of higher equity and fixed income trading volumes and effective cost controls in 2014. The market also reacted favorably to the sale of the company’s clearing business. The clearing business accounted for a relatively small portion of earnings and its disposal unlocked a significant amount of capital that the company ultimately distributed to shareholders as a special dividend.

During the period under review, some of the Fund’s investments negatively affected performance. Key detractors included Bank of Piraeus, Hana Financial Group and Storebrand.

Bank of Piraeus is one of the four largest lenders in Greece. Piraeus shares, as well as the overall Greek equity market, tumbled when a political crisis reemerged. On December 9, Greek

Prime Minister Antonis Samaras announced a snap presidential election, to take place on January 25, 2015, which raised fears of the radical leftist party’s potential victory that could lead to an effort to pull Greece out of its international bailout program. In November, the bank also announced poor quarterly results and a surprise 2.2 billion euro loan-loss provision to “put the crisis behind them.” In our view, the earnings potential of the Greek banking industry is considerably higher than recent prices implied, but we anticipate continued stock price volatility in the short term.

South Korea-based Hana Financial Group was hurt by high costs relative to income that arose as a result of its 2012 acquisition of Korea Exchange Bank (KEB). KEB’s union sought to delay efforts to integrate Hana Bank and KEB until 2017 over job security concerns. However, in October, the boards of directors of both banks agreed to accelerate the merger, citing worsening financial conditions. We believe this development may be a catalyst for Hana Financial shares in 2015 as management strives for improved efficiency. While concerns about the ability to maintain net interest margins also weighed on the stock, financial results showed us the fear was unfounded as Hana’s strong positioning and increased focus in the small-to-medium business market provided higher loan yields. We believe that rate cuts in 2014 by the Bank of Korea should eventually be reflected in the net interest margin.

Top 10 Equity Holdings
12/31/14
Company	% of Total
Sector/Industry, Country	Net Assets
PartnerRe Ltd.	2.5%
Insurance, U.S.
Direct Line Insurance Group PLC	2.3%
Insurance, U.K.
Wells Fargo & Co.	2.2%
Banks, U.S.
MetLife Inc.	2.1%
Insurance, U.S.
Oslo Bors VPS Holding ASA	2.0%
Diversified Financial Services, Norway
Ageas	2.0%
Insurance, Belgium
China Pacific Insurance (Group) Co. Ltd., H	2.0%
Insurance, China
Zurich Insurance Group AG	1.9%
Insurance, Switzerland
RSA Insurance Group PLC	1.9%
Insurance, U.K.
SunTrust Banks Inc.	1.9%
Banks, U.S.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Norway-based Storebrand provides a variety of insurance and asset management services through its subsidiaries. A decline in 10-year Norwegian government bond yields weighed on Storebrand’s stock price as a significant portion of the company’s business is guaranteed products. Lower yields made it more difficult for insurers to achieve the returns needed to cover guaranteed policies. The company also faced a changing regulatory environment as European Union insurers must meet increased capital requirements laid out in Solvency II regulations. Investor concerns that Storebrand might need to raise capital to meet Solvency II standards also appeared to weigh on the stock despite management’s statements that it was trying hard to avoid such a move. Fundamentally, the company is executing on an internal cost-reduction program. We believe the company is operating well, and we approve of Storebrand’s efforts to move away from guaranteed pensions to less capital-intensive defined contribution plans and unit-linked policies in which policyholders bear the investment return risk.

During the year, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance during the period.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

CFA® is a trademark owned by CFA Institute.

Thank you for your continued participation in Franklin Mutual Financial Services Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

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Andrew Sleeman has been portfolio manager for Franklin Mutual Financial Services Fund (formerly, Mutual Financial Services Fund) since 2009. He has also been a co-portfolio manager for Franklin Mutual International Fund (formerly, Mutual International Fund) since 2009. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

Richard Cetlin has been assistant portfolio manager for Franklin Mutual Financial Services Fund (formerly, Mutual Financial Services Fund) since 2010 with primary coverage of European banks. Prior to joining Franklin Templeton Investments in 2010, Mr. Cetlin was a consultant for Asian Century Quest, a hedge fund focused on the Asia-Pacific region. In this role, he focused on the analysis of banking, insurance and real estate stocks in China and banking stocks in Hong Kong and Korea. Prior to that, Mr. Cetlin worked for 14 years at AllianceBernstein where he was a senior vice president and senior analyst for U.S. banking and specialty finance.

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Andrew Dinnhaupt has been assistant portfolio manager for Franklin Mutual Financial Services Fund (formerly, Mutual Financial Services Fund) since December 2013 and has been an analyst for Franklin Mutual Advisers since 2011, specializing in the global insurance industry. Previously, Mr. Dinnhaupt was a portfolio manager and senior analyst covering the global financial services sector for RBC Capital Markets. Prior to RBC, Mr. Dinnhaupt worked at several hedge funds where he was responsible for analyzing and managing portfolios in the financial services sector. Before that, he worked at Mitchell Hutchins Asset Management where he covered the financial services industry.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Performance Summary as of December 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	12/31/14	12/31/13		Change
Z (TEFAX)	$18.40	$16.90	+$	1.50
A (TFSIX)	$18.46	$16.96	+$	1.50
C (TMFSX)	$18.41	$16.92	+$	1.49
R6 (n/a)	$18.52	$16.88	+$	1.64

Distributions (1/1/14–12/31/14)
Share Class	Dividend Income
Z	$0.3684
A	$0.3134
C	$0.1891
R6	$0.2749

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
PERFORMANCE SUMMARY

Performance as of 12/31/14

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

		Cumulative		Average Annual	Value of $10,000	Total Annual Operating Expenses[4]
Share Class		Total Return[1]		Total Return[2]	Investment[3]	(with waiver)	(without waiver)
Z						N/A	1.16%
1-Year	+	11.07%	+	11.07%	$11,107
5-Year	+	71.48%	+	11.39%	$17,148
10-Year	+	47.18%	+	3.94%	$14,718
A						N/A	1.46%
1-Year	+	10.71%	+	4.37%	$10,437
5-Year	+	68.80%	+	9.73%	$15,907
10-Year	+	42.87%	+	3.02%	$13,465
C						N/A	2.16%
1-Year	+	9.93%	+	8.93%	$10,893
5-Year	+	63.03%	+	10.27%	$16,303
10-Year	+	33.22%	+	2.91%	$13,322
R6[5]						0.97%	2.18%
1-Year	+	11.23%	+	11.23%	$11,123
Since Inception (5/1/13)	+	27.76%	+	15.81%	$12,776

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class Z (1/1/05–12/31/14)

$25,000
$20,000
$15,000
$10,000
$5,000
$0
1/05
12/06
12/08
12/10
12/12
12/14
$20,947
$14,718
$10,125
Franklin Mutual Financial Services Fund
S&P 500 Index[6]
S&P 500 Financials Index[6]

Average Annual Total Return

Class Z	12/31/14
1-Year	+11.07%
5-Year	+11.39%
10-Year	+3.94%

Class A (1/1/05–12/31/14)

$25,000
$20,000
$15,000
$10,000
$5,000
$0
1/05
12/06
12/08
12/10
12/12
12/14
$20,947
$13,465
$10,125
Franklin Mutual Financial Services Fund
S&P 500 Index[6]
S&P 500 Financials Index[6]

Average Annual Total Return

Class A	12/31/14
1-Year	+4.37%
5-Year	+9.73%
10-Year	+3.02%

10	|	Annual Report	franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

Class C (1/1/05–12/31/14)

$25,000
$20,000
$15,000
$10,000
$5,000
$0
1/05
12/06
12/08
12/10
12/12
12/14
$20,947
$13,322
$10,125
Franklin Mutual Financial Services Fund
S&P 500 Index[4]
S&P 500 Financials Index[4]

Average Annual Total Return

Class C	12/31/14
1-Year	+8.93%
5-Year	+10.27%
10-Year	+2.91%

Class R6 (5/1/13–12/31/14)[5]

$15,000
$10,000
$5,000
5/13
12/13
12/14
$13,643
$13,351
$12,776
Franklin Mutual Financial Services Fund
S&P 500 Index[4]
S&P 500 Financials Index[4]

Average Annual Total Return

Class R6[5]	12/31/14
1-Year	+11.23%
Since Inception (5/1/13)	+15.81%

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Investing in a single-sector fund involves special risks, including greater sensitivity to economic, political or regulatory developments impacting the sector. In addition, the Fund invests in foreign securities whose risks include currency fluctuations, and economic and political uncertainties. The Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, particularly over the short term. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z: Shares are available to certain eligible investors as described in the prospectus.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Class R6 shares have a fee waiver contractually guaranteed through at least 4/30/15. Investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
6. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The S&P 500
Financials Index is market capitalization-weighted and consists of all financial stocks in the S&P 500 Index.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All
mutual funds have ongoing costs, sometimes referred to as
operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.
If an account had an $8,600 value,
then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading
“Expenses Paid During Period.”
If Expenses Paid During Period were $7.50,
then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 7/1/14	Value 12/31/14	Period* 7/1/14–12/31/14
Z
Actual	$1,000	$1,064.70	$5.93
Hypothetical (5% return before expenses)	$1,000	$1,019.46	$5.80
A
Actual	$1,000	$1,062.60	$7.49
Hypothetical (5% return before expenses)	$1,000	$1,017.95	$7.32
C
Actual	$1,000	$1,058.70	$11.10
Hypothetical (5% return before expenses)	$1,000	$1,014.42	$10.87
R6
Actual	$1,000	$1,065.00	$5.05
Hypothetical (5% return before expenses)	$1,000	$1,020.32	$4.94

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.14%; A: 1.44%; C: 2.14%; and R6: 0.97% (net of expense waivers)), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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	FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Financial Highlights
		Year Ended December 31,
	2014	2013	2012	2011	2010
Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.90	$13.59	$11.53	$13.01	$12.05
Income from investment operations[a]:
Net investment income[b]	0.25	0.24	0.20	0.28	0.26
Net realized and unrealized gains (losses)	1.62	3.24	2.09	(1.48)	1.27
Total from investment operations	1.87	3.48	2.29	(1.20)	1.53
Less distributions from net investment income	(0.37)	(0.17)	(0.23)	(0.28)	(0.57)
Net asset value, end of year	$18.40	$16.90	$13.59	$11.53	$13.01

Total return	11.07%	25.67%	19.98%	(9.26)%	12.84%

Ratios to average net assets
Expenses	1.14%[c]	1.16%[c]	1.24%	1.24%	1.28%
Net investment income	1.44%	1.51%	1.56%	2.22%	2.07%

Supplemental data
Net assets, end of year (000’s)	$112,156	$105,279	$86,519	$80,105	$97,487
Portfolio turnover rate	33.69%	25.73%	12.65%	23.58%	35.37%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.96	$13.64	$11.57	$13.05	$12.09
Income from investment operations[a]:
Net investment income[b]	0.20	0.19	0.16	0.25	0.22
Net realized and unrealized gains (losses)	1.61	3.26	2.10	(1.49)	1.27
Total from investment operations	1.81	3.45	2.26	(1.24)	1.49
Less distributions from net investment income	(0.31)	(0.13)	(0.19)	(0.24)	(0.53)
Net asset value, end of year	$18.46	$16.96	$13.64	$11.57	$13.05

Total return[c]	10.71%	25.32%	19.55%	(9.49)%	12.45%

Ratios to average net assets
Expenses	1.44%[d]	1.46%[d]	1.54%	1.54%	1.58%
Net investment income	1.14%	1.21%	1.26%	1.92%	1.77%

Supplemental data
Net assets, end of year (000’s)	$255,242	$240,529	$184,681	$173,167	$226,172
Portfolio turnover rate	33.69%	25.73%	12.65%	23.58%	35.37%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.92	$13.61	$11.55	$13.01	$12.05
Income from investment operations[a]:
Net investment income[b]	0.08	0.08	0.07	0.16	0.13
Net realized and unrealized gains (losses)	1.60	3.25	2.08	(1.48)	1.26
Total from investment operations	1.68	3.33	2.15	(1.32)	1.39
Less distributions from net investment income	(0.19)	(0.02)	(0.09)	(0.14)	(0.43)
Net asset value, end of year	$18.41	$16.92	$13.61	$11.55	$13.01

Total return[c]	9.93%	24.50%	18.67%	(10.13)%	11.69%

Ratios to average net assets
Expenses	2.14%[d]	2.16%[d]	2.24%	2.24%	2.28%
Net investment income	0.44%	0.51%	0.56%	1.22%	1.07%

Supplemental data
Net assets, end of year (000’s)	$89,341	$86,370	$69,046	$68,324	$89,989
Portfolio turnover rate	33.69%	25.73%	12.65%	23.58%	35.37%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.88	$14.89
Income from investment operations[b]:
Net investment income[c]	0.25	0.13
Net realized and unrealized gains (losses)	1.66	2.07
Total from investment operations	1.91	2.20
Less distributions from net investment income	(0.27)	(0.21)
Net asset value, end of year	$18.52	$16.88

Total return[d]	11.23%	14.86%

Ratios to average net assets[e]
Expenses before waiver, payment by affiliates and expense reduction	2.61%	2.18%
Expenses net of waiver, payment by affiliates and expense reduction[f]	0.97%	0.97%
Net investment income	1.61%	1.70%

Supplemental data
Net assets, end of year (000’s)	$12	$6
Portfolio turnover rate	33.69%	25.73%

aFor the May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

18 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Statement of Investments, December 31, 2014

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests 86.9%
Banks 31.6%
[a,b]AB&T Financial Corp.	United States	226,100	$72,352
Bank of China Ltd., H	China	8,288,000	4,670,982
Barclays PLC	United Kingdom	1,522,675	5,779,213
BB&T Corp.	United States	85,130	3,310,706
BNP Paribas SA	France	71,270	4,248,020
[a]Capital Bank Financial Corp., A	United States	42,649	1,142,993
[a,c]Capital Bank Financial Corp., B, 144A, non-voting	United States	153,021	4,100,963
CIT Group Inc.	United States	162,740	7,783,854
Citigroup Inc.	United States	83,399	4,512,720
Citizens Financial Group Inc.	United States	152,816	3,799,006
Columbia Banking System Inc.	United States	259,504	7,164,905
[a]FCB Financial Holdings Inc., A	United States	286,469	7,058,596
Guaranty Bancorp	United States	266,761	3,852,029
Hana Financial Group Inc.	South Korea	162,646	4,758,514
HSBC Holdings PLC	United Kingdom	561,180	5,323,492
Industrial and Commercial Bank of China Ltd., H	China	11,794,999	8,609,766
[a]ING Groep NV, IDR	Netherlands	616,569	8,079,705
JPMorgan Chase & Co.	United States	108,420	6,784,924
KB Financial Group Inc.	South Korea	163,888	5,416,683
[a]National Bank of Greece SA	Greece	1,114,960	1,983,179
[a]Piraeus Bank SA	Greece	3,163,660	3,483,506
PNC Financial Services Group Inc.	United States	78,520	7,163,379
[a]Seacoast Banking Corp. of Florida	United States	227,309	3,125,499
Southern National Bancorp of Virginia Inc.	United States	547,560	6,187,428
State Bank Financial Corp.	United States	137,860	2,754,443
SunTrust Banks Inc.	United States	209,110	8,761,709
UniCredit SpA	Italy	625,394	4,037,137
Wells Fargo & Co.	United States	186,280	10,211,869
			144,177,572
Capital Markets 5.1%
[a,d]Anima Holding SpA, Reg S	Italy	832,620	4,195,106
Credit Suisse Group AG	Switzerland	178,523	4,503,477
Sun Hung Kai & Co. Ltd.	Hong Kong	9,193,704	7,019,226
UBS Group AG	Switzerland	434,420	7,467,549
			23,185,358
Consumer Finance 1.0%
[a]Ally Financial Inc.	United States	200,630	4,738,881
Diversified Financial Services 3.3%
First Pacific Co. Ltd.	Hong Kong	5,774,902	5,719,827
Oslo Bors VPS Holding ASA	Norway	911,000	9,267,300
			14,987,127
Insurance 40.9%
ACE Ltd.	United States	74,640	8,574,643
Ageas	Belgium	256,999	9,175,134
[a]Alleghany Corp.	United States	12,747	5,908,235
The Allstate Corp.	United States	113,416	7,967,474
American International Group Inc.	United States	154,888	8,675,277
Argo Group International Holdings Ltd.	United States	105,712	5,863,845
Assicurazioni Generali SpA	Italy	222,390	4,574,562
[a]AvivaSA Emeklilik ve Hayat AS	Turkey	178,443	3,421,744

franklintempleton.com			Annual Report | 19

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS

	Country	Shares/Units	Value

Common Stocks and Other Equity Interests (continued)
Insurance (continued)
Catlin Group Ltd.	United Kingdom	334,038	$3,493,662
China Pacific Insurance (Group) Co. Ltd., H	China	1,810,515	9,141,362
CNO Financial Group Inc.	United States	236,780	4,077,352
Direct Line Insurance Group PLC	United Kingdom	2,361,659	10,723,096
[a]Enstar Group Ltd.	United States	34,879	5,332,650
Friends Life Group Ltd.	United Kingdom	846,049	4,829,213
Korean Reinsurance Co.	South Korea	600,118	5,925,682
Lancashire Holdings Ltd.	United Kingdom	503,377	4,393,837
Maiden Holdings Ltd.	United States	496,740	6,353,305
MetLife Inc.	United States	177,140	9,581,503
[a]NN Group NV	Netherlands	96,365	2,896,968
[a,c]NN Group NV, 144A	Netherlands	139,582	4,196,177
[a,e]Olympus Re Holdings Ltd.	United States	7,480	—
PartnerRe Ltd.	United States	101,330	11,564,793
PICC Property and Casualty Co. Ltd., H	China	3,937,174	7,657,076
[a]RSA Insurance Group PLC	United Kingdom	1,294,581	8,777,705
Samsung Life Insurance Co. Ltd.	South Korea	22,315	2,376,845
State National Cos. Inc.	United States	38,710	463,746
[c]State National Cos. Inc., 144A	United States	350,000	4,193,000
[a]Storebrand ASA	Norway	1,200,174	4,690,815
UNIQA Insurance Group AG	Austria	564,365	5,310,770
White Mountains Insurance Group Ltd.	United States	12,068	7,604,167
Zurich Insurance Group AG	Switzerland	28,050	8,794,191
			186,538,829
Real Estate Investment Trusts (REITs) 0.9%
Hibernia REIT PLC	Ireland	3,262,857	4,283,642
Real Estate Management & Development 2.6%
Dalian Wanda Commercial Properties Co. Ltd., H	China	887,600	5,649,128
[a]Dolphin Capital Investors Ltd.	Greece	3,979,650	1,721,355
Takara Leben Co. Ltd.	Japan	1,006,200	4,408,554
			11,779,037
Thrifts & Mortgage Finance 1.5%
Cape Bancorp Inc.	United States	264,663	2,490,479
Genworth Mortgage Insurance Australia Ltd.	Australia	1,496,278	4,447,028
			6,937,507
Total Common Stocks and Other Equity Interests
(Cost $341,542,808)			396,627,953
Convertible Preferred Stocks (Cost $122,400) 0.1%
Banks 0.1%
Columbia Banking System Inc., cvt. pfd., B	United States	1,224	393,910
Preferred Stocks 1.2%
Diversified Financial Services 1.2%
[a,e]Hightower Holding LLC, pfd., A	United States	3,000,000	3,244,500
[a,e]Hightower Holding LLC, pfd., A, Series 2	United States	968,000	2,251,955
Total Preferred Stocks (Cost $4,782,324)			5,496,455

20 | Annual Report

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*		Value

Corporate Bonds (Cost $1,158,755) 0.2%
[c,f]Baggot Securities Ltd., secured bond, 144A, 10.24%, Perpetual	Ireland	816,000	EUR	$1,034,329

		Shares
Companies in Liquidation 0.4%
[a,e]FIM Coinvestor Holdings I, LLC	United States	4,357,178		—
[a,g]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	7,766,103		1,941,526
Total Companies in Liquidation (Cost $2,163,564)				1,941,526
Total Investments before Short Term Investments
(Cost $349,769,851)				405,494,173

		Principal
		Amount*
Short Term Investments 8.2%
U.S. Government and Agency Securities 8.2%
[h]FHLB, 1/02/15	United States	500,000		500,000
[h]U.S. Treasury Bills,
1/02/15	United States	18,900,000		18,900,000
[i] 2/12/15 - 7/02/15	United States	18,200,000		18,198,314
Total U.S. Government and Agency Securities
(Cost $37,597,610)				37,598,314
Total Investments (Cost $387,367,461) 97.0%				443,092,487
Other Assets, less Liabilities 3.0%				13,659,553
Net Assets 100.0%				$456,752,040

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 10 regarding holdings of 5% voting securities.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2014, the aggregate value of these securities was $13,524,469, representing 2.96% of net assets.
dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2014, the value of this security was
$4,195,106, representing 0.92% of net assets.
eSee Note 8 regarding restricted securities.
fPerpetual security with no stated maturity date.
gBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
hThe security is traded on a discount basis with no stated coupon rate.
iSecurity or a portion of the security has been pledged as collateral for open futures contracts. At December 31, 2014, the value of this security and/or cash pledged as collateral was $350,965, representing 0.08% of net assets.

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Annual Report

| 21

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS

At December 31, 2014, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
			Number of	Notional Expiration		Unrealized	Unrealized
Description		Type Contracts		Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD		Short	76	$11,501,650	3/16/15	$279,598	$—
GBP/USD		Short	112	10,899,000	3/16/15	63,511	—
Unrealized appreciation (depreciation)						343,109	—
Net unrealized appreciation (depreciation)						$343,109

At December 31, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
Euro	BANT	Buy	208,796	$260,964	1/20/15	$—	$(8,265)
Euro	BANT	Sell	3,094,348	4,007,256	1/20/15	262,265	—
Euro	BONY	Buy	130,428	162,729	1/20/15	—	(4,876)
Euro	BONY	Sell	4,237,194	5,365,855	1/20/15	237,715	—
Euro	FBCO	Buy	153,758	192,321	1/20/15	—	(6,233)
Euro	FBCO	Sell	861,227	1,154,110	1/20/15	111,795	—
Euro	DBFX	Buy	452,674	565,207	1/20/15	—	(17,350)
Euro	DBFX	Sell	85,456	112,914	1/20/15	9,490	—
Euro	HSBC	Buy	359,809	448,876	1/20/15	—	(13,411)
Euro	HSBC	Sell	729,149	973,306	1/20/15	90,841	—
Euro	SCBT	Sell	42,533	56,213	1/20/15	4,737	—
Euro	SSBT	Buy	1,477,680	1,835,550	1/20/15	—	(47,161)
Euro	SSBT	Sell	288,931	373,696	1/20/15	24,011	—
British Pound	BANT	Buy	113,499	189,878	1/21/15	—	(12,997)
British Pound	DBFX	Sell	1,746,453	2,980,724	1/21/15	258,987	—
British Pound	HSBC	Buy	40,563	68,156	1/21/15	—	(4,941)
British Pound	HSBC	Sell	1,247,467	2,128,179	1/21/15	184,080	—
British Pound	SSBT	Buy	81,129	136,348	1/21/15	—	(9,913)
British Pound	SSBT	Sell	1,645,341	2,808,268	1/21/15	244,108	—
South Korean Won	BANT	Sell	7,347,881,915	7,021,181	2/12/15	317,663	—
South Korean Won	BONY	Sell	461,870,740	447,534	2/12/15	26,167	—
South Korean Won	FBCO	Buy	74,063,828	67,762	2/12/15	—	(193)
South Korean Won	FBCO	Sell	8,004,822,255	7,714,270	2/12/15	411,422	—
South Korean Won	HSBC	Buy	3,705,853,065	3,439,788	2/12/15	14,888	(73,804)
South Korean Won	HSBC	Sell	8,175,537,083	7,931,835	2/12/15	473,243	—
Swiss Franc	BANT	Buy	146,575	151,546	2/12/15	—	(4,006)
Swiss Franc	BANT	Sell	1,937,069	2,079,364	2/12/15	129,536	—
Swiss Franc	BONY	Sell	266,655	280,268	2/12/15	11,856	—
Swiss Franc	FBCO	Buy	10,521	11,242	2/12/15	—	(651)
Swiss Franc	FBCO	Sell	5,304,835	5,589,467	2/12/15	249,690	—
Swiss Franc	DBFX	Buy	106,298	110,662	2/12/15	—	(3,663)
Swiss Franc	DBFX	Sell	767,692	797,404	2/12/15	24,656	—
Swiss Franc	HSBC	Buy	43,433	44,902	2/12/15	—	(1,183)
Swiss Franc	HSBC	Sell	210,670	215,636	2/12/15	3,578	—
Swiss Franc	SSBT	Buy	89,507	93,209	2/12/15	—	(3,113)
Swiss Franc	SSBT	Sell	497,285	521,695	2/12/15	21,134	—
British Pound	BANT	Buy	49,424	78,636	2/19/15	—	(1,629)
British Pound	BANT	Sell	1,752,871	2,913,847	2/19/15	182,720	—
British Pound	BBU	Buy	8,986	14,273	2/19/15	—	(272)

22 | Annual Report							franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
British Pound	BONY	Sell	173,671	$277,540	2/19/15	$6,945	$—
British Pound	FBCO	Buy	44,929	71,585	2/19/15	—	(1,582)
British Pound	FBCO	Sell	1,752,875	2,914,573	2/19/15	183,440	—
British Pound	DBFX	Buy	145,297	228,805	2/19/15	—	(2,419)
British Pound	HSBC	Buy	26,287	41,793	2/19/15	—	(835)
British Pound	HSBC	Sell	267,680	433,163	2/19/15	16,094	—
British Pound	SCBT	Sell	170,508	277,906	2/19/15	12,239	—
British Pound	SSBT	Buy	100,938	158,681	2/19/15	—	(1,411)
British Pound	SSBT	Sell	1,967,457	3,261,302	2/19/15	195,832	—
Australian Dollar	HSBC	Sell	5,446,380	4,436,199	2/23/15	7,540	(1,075)
Euro	BANT	Sell	544,226	707,052	2/27/15	48,187	—
Euro	BONY	Sell	101,854	133,947	2/27/15	10,638	—
Euro	FBCO	Sell	22,102	28,733	2/27/15	1,976	—
Euro	DBFX	Sell	4,140,803	5,446,032	2/27/15	432,979	—
Euro	HSBC	Sell	43,004	55,876	2/27/15	3,814	—
Euro	SCBT	Sell	46,603	60,516	2/27/15	4,097	—
Euro	SSBT	Sell	1,528,965	1,940,479	2/27/15	89,441	—
Euro	BANT	Sell	1,025,529	1,285,985	4/16/15	43,864	—
Euro	BBU	Sell	15,774	20,005	4/16/15	900	—
Euro	FBCO	Sell	265,592	330,071	4/16/15	8,387	—
Euro	DBFX	Sell	2,638,881	3,353,868	4/16/15	157,654	—
Euro	HSBC	Sell	391,564	491,050	4/16/15	16,787	—
Euro	SSBT	Sell	411,933	520,734	4/16/15	21,800	—
British Pound	HSBC	Sell	3,283,245	5,286,024	4/22/15	173,171	—
British Pound	SCBT	Sell	3,658,941	5,894,554	4/22/15	196,645	—
British Pound	SSBT	Buy	1,007,000	1,574,912	4/22/15	—	(6,755)
Japanese Yen	BONY	Sell	554,838,137	5,202,103	4/22/15	566,571	—
Japanese Yen	FBCO	Buy	12,720,195	107,445	4/22/15	—	(1,171)
Japanese Yen	FBCO	Sell	84,817,061	739,803	4/22/15	31,178	—
Japanese Yen	DBFX	Buy	150,862,283	1,280,269	4/22/15	—	(19,853)
Japanese Yen	DBFX	Sell	33,919,430	313,854	4/22/15	30,466	—
Japanese Yen	HSBC	Buy	92,383,276	786,929	4/22/15	—	(15,090)
Japanese Yen	HSBC	Sell	106,325,664	907,804	4/22/15	23,109	(3,628)
Euro	BANT	Sell	9,101,771	11,359,464	5/18/15	331,601	—
Euro	FBCO	Sell	5,077,947	6,340,995	5/18/15	188,466	—
Euro	DBFX	Sell	5,286,085	6,601,935	5/18/15	197,222	—
Euro	SSBT	Sell	105,564	130,249	5/18/15	2,346	—
British Pound	BANT	Buy	113,537	177,146	5/21/15	—	(380)
British Pound	BANT	Sell	1,031,462	1,614,238	5/21/15	8,360	—
British Pound	FBCO	Sell	743,008	1,161,916	5/21/15	5,130	—
British Pound	HSBC	Buy	176,407	275,737	5/21/15	—	(1,090)
British Pound	SSBT	Sell	1,361,529	2,129,431	5/21/15	9,674	—
Norwegian Krone	BANT	Buy	3,648,329	507,604	5/21/15	—	(20,984)
Norwegian Krone	DBFX	Buy	5,527,408	748,579	5/21/15	1,276	(12,601)
Norwegian Krone	DBFX	Sell	111,636,515	16,328,767	5/21/15	1,438,517	—
Unrealized appreciation (depreciation)						7,760,928	(302,535)
Net unrealized appreciation (depreciation)						$7,458,393

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.
See Abbreviations on page 40.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2014

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$385,140,376
Cost - Non-controlled affiliated issuers (Note 10)	2,227,085
Total cost of investments	$387,367,461
Value - Unaffiliated issuers	$443,020,135
Value - Non-controlled affiliated issuers (Note 10)	72,352
Total value of investments	443,092,487
Restricted Cash (Note 1d)	2,330,000
Foreign currency, at value (cost $7,728,193)	7,721,972
Receivables:
Investment securities sold	1,201,955
Capital shares sold	953,444
Dividends and interest	310,617
Variation margin	36,850
Unrealized appreciation on forward exchange contracts	7,760,928
Other assets	183,640
Total assets	463,591,893
Liabilities:
Payables:
Investment securities purchased	2,515,647
Capital shares redeemed	453,691
Management fees	338,719
Distribution fees	276,188
Transfer agent fees	126,246
Trustees’ fees and expenses	22,997
Funds advanced by custodian	347,546
Due to brokers	2,330,000
Unrealized depreciation on forward exchange contracts	302,535
Accrued expenses and other liabilities	126,284
Total liabilities	6,839,853
Net assets, at value	$456,752,040
Net assets consist of:
Paid-in capital	$550,114,561
Undistributed net investment income	1,782,857
Net unrealized appreciation (depreciation)	63,502,908
Accumulated net realized gain (loss)	(158,648,286)
Net assets, at value	$456,752,040

24 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31, 2014

Class Z:
Net assets, at value	$112,156,468
Shares outstanding	6,096,843
Net asset value and maximum offering price per share	$18.40
Class A:
Net assets, at value	$255,241,746
Shares outstanding	13,827,183
Net asset value per share[a]	$18.46
Maximum offering price per share (net asset value per share ÷ 94.25%)	$19.59
Class C:
Net assets, at value	$89,341,398
Shares outstanding	4,852,287
Net asset value and maximum offering price per share[a]	$18.41
Class R6:
Net assets, at value	$12,428
Shares outstanding	671
Net asset value and maximum offering price per share	$18.52

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2014

Investment income:
Dividends: (net of foreign taxes of $863,400)
Unaffiliated issuers	$10,449,797
Non-controlled affiliated issuers (Note 10)	710,873
Interest	184,516
Total investment income	11,345,186
Expenses:
Management fees (Note 3a)	3,685,606
Administrative fees (Note 3b)	162,138
Distribution fees: (Note 3c)
Class A	740,745
Class C	863,694
Transfer agent fees: (Note 3e)
Class Z	187,644
Class A	439,953
Class C	153,482
Class R6	109
Custodian fees (Note 4)	42,072
Reports to shareholders	83,789
Registration and filing fees	69,998
Professional fees	135,094
Trustees’ fees and expenses	11,562
Other	18,494
Total expenses	6,594,380
Expense reductions (Note 4)	(44)
Expenses waived/paid by affiliates (Note 3f)	(108)
Net expenses	6,594,228
Net investment income	4,750,958
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	40,461,801
Non-controlled affiliated issuers (Note 10)	15,050,683
Foreign currency transactions	(1,333,356)
Futures contracts	1,538,315
Net realized gain (loss)	55,717,443
Net change in unrealized appreciation (depreciation) on:
Investments	(28,199,700)
Translation of other assets and liabilities denominated in foreign currencies	12,213,932
Net change in unrealized appreciation (depreciation)	(15,985,768)
Net realized and unrealized gain (loss)	39,731,675
Net increase (decrease) in net assets resulting from operations	$44,482,633

26 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets
	Year Ended December 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$4,750,958	$4,514,430
Net realized gain (loss) from investments, foreign currency transactions and futures
contracts	55,717,443	10,579,316
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	(15,985,768)	71,872,868
Net increase (decrease) in net assets resulting from operations	44,482,633	86,966,614
Distributions to shareholders from:
Net investment income:
Class Z	(2,206,551)	(1,085,169)
Class A	(4,298,998)	(1,840,120)
Class C	(912,109)	(118,179)
Class R6	(162)	(70)
Total distributions to shareholders	(7,417,820)	(3,043,538)
Capital share transactions: (Note 2)
Class Z	(1,989,359)	(2,248,625)
Class A	(6,235,910)	9,777,938
Class B	—	(374,083)
Class C	(4,277,422)	503,579
Class R6	6,199	5,000
Total capital share transactions	(12,496,492)	7,663,809
Net increase (decrease) in net assets	24,568,321	91,586,885
Net assets:
Beginning of year	432,183,719	340,596,834
End of year	$456,752,040	$432,183,719
Undistributed net investment income included in net assets:
End of year	$1,782,857	$1,155,140

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Financial Services Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class C and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Effective June 30, 2014, Mutual Financial Services Fund was renamed Franklin Mutual Financial Services Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund's net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used

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in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S.

dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

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1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

d. Restricted Cash

At December 31, 2014, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2014, the Fund had no securities on loan.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends

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to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2. Shares of Beneficial Interest

At December 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
		2014		2013 [a]
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	900,157	$15,916,337	688,935	$10,392,063
Shares issued in reinvestment of distributions	108,683	1,990,815	57,352	946,286
Shares redeemed	(1,142,574)	(19,896,511)	(883,206)	(13,586,974)
Net increase (decrease)	(133,734)	$(1,989,359)	(136,919)	$(2,248,625)
Class A Shares:
Shares sold	3,011,856	$53,245,431	3,661,594	$56,607,499
Shares issued in reinvestment of distributions	226,229	4,156,062	107,325	1,772,519
Shares redeemed	(3,597,075)	(63,637,403)	(3,124,833)	(48,602,080)
Net increase (decrease)	(358,990)	$(6,235,910)	644,086	$9,777,938
Class B Shares[b]:
Shares sold			54	$759
Shares redeemed			(25,977)	(374,842)
Net increase (decrease)			(25,923)	$(374,083)
Class C Shares:
Shares sold	675,189	$11,864,749	1,115,744	$17,176,940
Shares issued in reinvestment of distributions	47,533	870,024	7,101	111,402
Shares redeemed	(975,769)	(17,012,195)	(1,088,960)	(16,784,763)
Net increase (decrease)	(253,047)	$(4,277,422)	33,885	$503,579
Class R6 Shares:
Shares sold	331	$6,129	336	$5,000
Shares issued in reinvestment of distributions	4	70	—	—
Net increase (decrease)	335	$6,199	336	$5,000

[a]For the period May 1, 2013 (effective date) to December 31, 2013, for Class R6.
[b]Effective March 22, 2013, all Class B shares were converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $1 billion
0.845%	Over $1 billion, up to and including $2 billion
0.825%	Over $2 billion, up to and including $5 billion
0.805%	In excess of $5 billion

Effective July 1, 2014, the Fund combined its investment management and administration agreements as approved by the Board.
The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.
Prior to July 1, 2014, the Fund paid fees to Franklin Mutual based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.800%	Up to and including $1 billion
0.770%	Over $1 billion, up to and including $2 billion
0.750%	Over $2 billion, up to and including $5 billion
0.730%	In excess of $5 billion

b. Administrative Fees

Effective July 1, 2014, under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to July 1, 2014, the Fund paid its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

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3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$71,218
CDSC retained	$4,767

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2014, the Fund paid transfer agent fees of $781,188, of which $412,824 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2015.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2014, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2014	$22,997
[b]Increase in projected benefit obligation	$633
Benefit payments made to retired trustees	$(427)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

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6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2014, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$45,964,078
2017	73,527,713
2018	31,091,133
Total capital loss carryforwards	$150,582,924

During the year ended December 31, 2014, the Fund utilized $64,521,077 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from ordinary income	$7,417,820	$3,043,538

At December 31, 2014, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$387,769,184
Unrealized appreciation	$96,597,537
Unrealized depreciation	(41,274,234)
Net unrealized appreciation (depreciation)	$55,323,303

Distributable earnings – undistributed ordinary income	$1,722,928

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2014, aggregated $131,810,267 and $154,548,132, respectively.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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8. Restricted Securities (continued)

At December 31, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
4,357,178	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	$—	$—
3,000,000	Hightower Holding LLC, pfd., A	3/31/08 - 1/05/10	2,362,324	3,244,500
968,000	Hightower Holding LLC, pfd., A, Series 2	6/10/10 - 5/10/12	2,420,000	2,251,955
7,480	Olympus Re Holdings Ltd.	12/19/01	698,786	—
	Total Restricted Securities (Value is 1.20% of Net Assets)		$5,481,110	$5,496,455

9. Other Derivative Information

At December 31, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange
contracts	Unrealized appreciation on forward	$8,104,037	[a]	Unrealized depreciation on	$302,535
	exchange contracts / Net assets			forward exchange
	consist of – net unrealized			contracts
appreciation (depreciation)

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Year	for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions	$1,124,780	$12,233,998
and futures contracts / Net change in unrealized appreciation
(depreciation) on translation of other assets and
liabilities denominated in foreign currencies

For the year ended December 31, 2014, the average month end fair value of derivatives represented 1.27% of average month end net assets. The average month end number of open derivative contracts for the year was 176.

At December 31, 2014, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts of Assets and Liabilities
	Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$7,760,928	$302,535

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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At December 31, 2014, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a,b]	Received	than zero)
Counterparty
BANT	$1,324,196	$(48,261)	$(1,263,870)	$—	$12,065
BBU	900	(272)	—	—	628
BONY	859,892	(4,876)	(855,016)	—	—
DBFX	2,551,247	(55,886)	—	(2,330,000)	165,361
FBCO	1,191,484	(9,830)	(989,026)	—	192,628
HSBC	1,007,145	(115,057)	(892,088)	—	—
SCBT	217,718	—	—	—	217,718
SSBT	608,346	—	—	—	608,346
Total	$7,760,928	$(234,182)	$(4,000,000)	$(2,330,000)	$1,196,746

aAt December 31, 2014, the Fund received U.S. Treasury Notes as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

At December 31, 2014, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BANT	$48,261	$(48,261)	$—	$—	$—
BBU	272	(272)	—	—	—
BONY	4,876	(4,876)	—	—	—
DBFX	55,886	(55,886)	—	—	—
FBCO	9,830	(9,830)	—	—	—
HSBC	115,057	(115,057)	—	—	—
SCBT	—	—	—	—	—
SSBT	68,353	—	—	—	68,353
Total	$302,535	$(234,182)	$—	$—	$68,353

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 40.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS

10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2014, were as shown below.

	Number of			Number of
	Shares Held			Shares Held
	at Beginning	Gross	Gross	at End	Value at End	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)
Non-Controlled Affiliates
AB&T Financial Corp.	226,100	—	—	226,100	$72,352	$—	$—
Protector Forsikring ASA	4,479,410	—	(4,479,410)	—	—	710,873	15,050,683
Total Affiliated Securities (Value is 0.02% of Net Assets)					$72,352	$710,873	$15,050,683

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 13, 2015, the Borrowers renewed the Global Credit Facility for a total of $2 billion, which matures on February 12, 2016.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS

A summary of inputs used as of December 31, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Banks	$140,004,257	$4,567,225	$—	$144,571,482
Diversified Financial Services	14,987,127	—	5,496,455	20,483,582
All Other Equity Investments[c]	237,463,254	—	—[b]	237,463,254
Corporate Bonds	—	1,034,329	—	1,034,329
Companies in Liquidation	—	1,941,526	—[b]	1,941,526
Short Term Investments	37,098,314	500,000	—	37,598,314
Total Investments in Securities	$429,552,952	$8,043,080	$5,496,455	$443,092,487
Other Financial Instruments
Futures Contracts	$343,109	$—	$—	$343,109
Forward Exchange Contracts	—	7,760,928	—	7,760,928
Total Other Financial Instruments	$343,109	$7,760,928	$—	$8,104,037
Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$302,535	$—	$302,535
[a]lncludes common, convertible preferred and preferred stocks as well as other equity investments.
[b]Includes securities determined to have no value at December 31, 2014.
[c]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At December 31, 2014, the reconciliations of assets, is as follows:

											Net Change
											in Unrealized
	Balance							Net	Net		Appreciation
	at				Transfers	Transfers		Realized	Unrealized	Balance	(Depreciation)
	Beginning				Into	Out of	Cost Basis	Gain	Gain	at End	on Assets Held
	of Year		Purchases	Sales	Level 3	Level 3[a] Adjustments[b]		(Loss)	(Loss)	of Year	at Year End
Assets:
Investments in Securities:
Equity Investments:[c]
Banks	$8,900,266		$—	$(2,748,317)	$—	$(10,173,155)	$—	$220,605	$3,800,601	$—	$—
Capital Markets	19,734		—	(20,180)	—	—	—	(7,880)	8,326	—	—
Diversified Financial
Services	4,700,233		—	—	—	—	—	—	796,222	5,496,455	796,222
Insurance	501,418	[d]	—	(478,104)	—	—	(1,948)	(224,781)	203,415	—[d]	1,948
Total	$14,121,651		$—	$(3,246,601)	$—	$(10,173,155)	$(1,948) $ (12,056)		$4,808,564	$5,496,455	$798,170

aThe investments were transferred out of Level 3 as a result of the removal of a significant unobservable valuation input and/or a corporate action.
bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
cIncludes common and preferred stocks as well as other equity investments.
dIncludes securities determined to have no value.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS

12. Fair Value Measurements (continued)

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2014, are as follows:

Impact to Fair
	Fair Value at	Valuation		Amount/	Value if Input
Description	End of Year	Technique	Unobservable Inputs	Range	Increases[a]
Assets:
Investments in Securities:[b]
Diversified Financial Services	$5,496,455	Discounted	Cost of equity	16%	Decrease
		cash flow	Long-term revenue	6.2% - 29.0%	Increase[c]
		model	growth rate
			Adjusted EBITDA margin	5.0% - 26.9%	Increase

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bIncludes preferred stocks.
cRepresents a significant impact to fair value and net assets.

Abbreviations List

EBITDA Earnings before interest, taxes, depreciation and amortization

13. New Accounting Pronouncements

In June 2014, Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	EUR	Euro	FHLB	Federal Home Loan Bank
BBU	Barclays Bank PLC	GBP	British Pound	IDR	International Depositary Receipt
BONY	Bank of New York Mellon	USD	United States Dollar
DBFX	Deutsche Bank AG
FBCO	Credit Suisse Group AG
HSBC	HSBC Bank USA, N.A.
SCBT	Standard Chartered Bank
SSBT	State Street Bank and Trust Co., N.A.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Financial Services Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual Financial Services Fund (formerly, Mutual Financial Services Fund) (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual Financial Services Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2015

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Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 28.71% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $8,402,095 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	10	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	36	Navient Corporation (loan
c/o Franklin Mutual Advisers, LLC				management, servicing and asset
101 John F. Kennedy Parkway				recovery) (May 2014), Ares Capital
Short Hills, NJ 07078-2789				Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) Trustee	Since 2002	17	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC			Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway			Fiduciary International Ireland Limited.
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954)	Trustee	Since 2009	10	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm); director of various boards of asset management firms; and formerly, Managing Director, Putnam Lovell NBF.

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Charles Rubens II (1930)	Trustee	Since 1998	17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947) Trustee	Since 2009	10	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on Advisory Board of Knight Bagehot Fellowship; and formerly, Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Robert E. Wade (1946)	Trustee and	Trustee since 1993 43		El Oro Ltd (investments).
c/o Franklin Mutual Advisers, LLC Chairman of		and Chairman of
101 John F. Kennedy Parkway	the Board	the Board since
Short Hills, NJ 07078-2789		2005
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	147	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Peter A. Langerman (1955)	Trustee,	Trustee since	10	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC President, and		2007, President,		(AIG) Credit Facility Trust
101 John F. Kennedy Parkway	Chief Executive and Chief			(2010–2011).
Short Hills, NJ 07078-2702	Officer –	Executive Officer –
	Investment	Investment
	Management	Management since
2005

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of four of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice President	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway
Short Hills NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Franklin Mutual Advisers, LLC; officer of three of the investment companies in Franklin Templeton Investments; and formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Secretary and	Secretary since	Not Applicable	Not Applicable
One Franklin Parkway	Vice President	2005 and Vice
San Mateo, CA 94403-1906		President since
2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Robert G. Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:

Assistant Treasurer, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is an affiliate of the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and “independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Mutual Financial Services Fund
Formerly, Mutual Financial Services Fund

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, C & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	479 A 02/15

Annual Report
and Shareholder Letter
December 31, 2014

Franklin Mutual Global Discovery Fund

Formerly, Mutual Global Discovery Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Franklin Mutual
Global Discovery Fund	4
Performance Summary	9
Your Fund’s Expenses	14
Financial Highlights and
Statement of Investments	16
Financial Statements	29
Notes to Financial Statements	33
Report of Independent Registered
Public Accounting Firm	48
Tax Information	49
Board Members and Officers	50
Shareholder Information	55

1

Annual Report

Franklin Mutual Global Discovery Fund

(formerly, Mutual Global Discovery Fund)

This annual report for Franklin Mutual Global Discovery Fund covers the fiscal year ended December 31, 2014.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, by investing primarily in equity securities of companies of any nation the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 100% of its assets in foreign securities.

Performance Overview

The Fund’s Class Zshares delivered a +5.33% cumulative total return for the 12 months ended December 31, 2014. For comparison, the MSCI World Index, which tracks stock performance in global developed markets, generated a +5.50% total return, and the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, posted a +13.69% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy grew moderately during the 12 months under review as U.S. economic growth expanded while growth rates in much of the rest of the world declined. As measured by the MSCI World Index, stocks in global developed markets advanced overall during the 12-month period amid a generally accommodative monetary policy environment and continued strength in corporate earnings. Oil prices declined sharply during the 12-month period, resulting from weak global demand growth and strong world supply, and gold prices ended lower amid benign global inflation and a strong U.S. dollar.

*Weightings may be negative or may not total 100% due to rounding, use of any derivatives, unsettled trades or other factors.

U.S. economic growth trends were generally encouraging during the period. Economic activity expanded for most of 2014, supported in some quarters by increased consumer spending, business investment and federal defense spending. The U.S. Federal Reserve Board (Fed) began reducing its large-scale bond purchases $10 billion a month in January and ended the buying program in October. But it continued its

1. Source: Morningstar.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 21.

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practice of maintaining holdings of longer term securities at sizable levels. The Fed believed underlying economic strength could support ongoing progress in labor market conditions. Toward period-end, the Fed stated that it could be patient with regard to raising interest rates and that the interest rate might not rise for at least a couple of meetings, possibly implying at least the first two meetings of 2015.

Outside the U.S., the U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the eurozone, economic growth remained subdued, as concerns persisted about the potential negative impacts to growth from the crisis in Ukraine and China’s moderating growth rate. However, third-quarter economic growth, though meager, exceeded expectations, especially in the region’s major economies of Germany and France. In June, the European Central Bank (ECB) reduced its main interest rate and, for the first time, set a negative deposit rate;the ECB reduced both rates again in September. The ECB broadened its monetary easing stance by implementing an asset purchase program to prevent deflation and stimulate the economy. Toward period-end, the ECB cut its 2014 growth forecast for the eurozone and attributed the reduction to geopolitical risks dampening confidence and private investment.

Japan’s second-and third-quarter economic contractions indicated the economy was in a recession. However, private consumption and exports improved in the third quarter. In October, the Bank of Japan expanded its stimulus measures amid weak domestic demand and as substantially lower crude oil prices exerted further downward pressure on inflation. Toward period-end, Japan’s ruling coalition was reelected in early parliamentary elections and subsequently announced a fresh stimulus package aimed at reviving economic growth.

In several emerging markets, economic growth generally moderated. However, Brazil exited recession as government spending prior to a presidential election drove third-quarter economic growth. Emerging market equities, as measured by the MSCI Emerging Markets Index, fell for the 12-month period, amid headwinds such as soft domestic demand and weak exports in several countries. Falling crude oil prices and geopolitical tensions in certain regions, as well as concerns about the timing of U.S. interest rate increases, also pressured emerging market equities. Many emerging market currencies depreciated against the U.S. dollar, leading central banks in several countries to raise interest rates in an effort to curb inflation and support their currencies. Several other central banks lowered interest rates to promote economic growth. After implementing monetary stimulus measures to support

Top10Sectors/Industries
Basedon EquitySecuritiesasof 12/31/14
% of Total
Net Assets
Banks	14.1%
Insurance	8.7%
Oil,Gas& Consumable Fuels	6.8%
Pharmaceuticals	6.8%
Media	6.7%
Tobacco	4.9%
Software	4.3%
Food& StaplesRetailing	3.4%
TechnologyHardware,Storage & Peripherals	3.4%
HealthCare Equipment & Supplies	2.9%

specific sectors, China’s central bank increased its efforts to bolster the economy by cutting its benchmark interest rates for the first time since July 2012. In contrast, Russia’s central bank raised its key interest rate sharply toward period-end to limit further devaluation of the Russian ruble and contain rising inflation.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After

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the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

W hat is meant by “hedge”?

To hedge an investment isto take a position intendedto offset potential losses/gainsthat maybe incurredbya companion financial instrument.

Manager’s Discussion

Many Fund holdings increased in value during the 12-month period. Top contributors to performance included technology leader Apple, Teva Pharmaceutical Industries and software company Microsoft.

During the year Apple reported consistently good quarterly results, driven by its strong iPhone business. In addition, the company announced a trio of shareholder friendly actions. These included an enhanced share repurchase program of $90 billion, up from $60 billion, with the same end date of December 2015, an 8% increase in the dividend, and a seven-for-one stock split that went into effect in early June. In September, the company released its highly anticipated iPhone 6, which sold 10 million units in its first two days. The iPhone sales drove a strong fiscal fourth quarter via healthy sales volumes and a strong product mix that led to a higher average selling price for the period. In October, the company refreshed its product line-up ahead of the holiday season, including launches of the new iPad Air 2, iPad Mini 3, iMac with Retina Display and an updated Mac Mini. Apple also announced the commencement of support for Apple Pay, its mobile payment and digital wallet application.

The performance of Israel-based Teva Pharmaceutical Industries was largely driven by positive events related to the company’s most profitable drug, Copaxone, used to prevent the relapse of

Top10Equity Holdings
12/31/14
Company	% of Total
Sector/Industry, Country	Net Assets
Merck & Co. Inc.	2.1%
Pharmaceuticals, U.S.
Teva Pharmaceutical IndustriesLtd.,ADR	2.0%
Pharmaceuticals, Israel
Medtronic Inc.	1.9%
Health Care Equipment & Supplies, U.S.
Microsoft Corp.	1.8%
Software, U.S.
Apple Inc.	1.8%
Technology Hardware, Storage & Peripherals, U.S.
WellsFargo & Co.	1.6%
Banks, U.S.
ACE Ltd.	1.5%
Insurance, U.S.
BritishAmerican Tobacco PLC	1.5%
Tobacco, U.K.
Royal DutchShell PLC,A	1.4%
Oil, Gas & Consumable Fuels, U.K.
Volkswagen AG,pfd.	1.4%
Automobiles, Germany

multiple sclerosis. In March, the U.S. Supreme Court agreed to hear Teva’s appeal (with oral arguments occurring in October) to maintain a patent, which further delayed the entrance of generic competition. The delay provided Teva the opportunity to convert more U.S. patients to its new formulation and allowed it to potentially retain a higher portion of the franchise once generic alternatives entered the market. In December, Teva received more good news regarding Copaxone with the new formulation gaining European Union approval. Investors also reacted favorably to the January 2014 announcement of a new chief executive officer (CEO) as the market believed he could successfully carry on Teva’s cost-cutting restructuring program.

Microsoft shares rose as the company named a new CEO in February. We viewed the hiring of Microsoft insider Satya Nadella as positive given his technical background and track record of reaching beyond Microsoft and embracing other technologies. A good example of Nadella’s openness was the March announcement that the company’s Office productivity suite would be made available for the Apple iPad. Nadella also announced a restructuring plan in July. The restructuring was intended to simplify the company’s operations and align the recently acquired Nokia Devices and Services business with the overall strategy.

During the period under review, some of the Fund’s investments negatively affected performance. These included retailers Metro and Tesco, and energy exploration and production firm Apache.

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Upheaval in Ukraine and Russia’s involvement disrupted Germany-based retailer Metro’s planned partial initial public offering (IPO) of its Russia cash-and-carry business. The IPO was important as it would have provided a benchmark valuation for this important Metro operation and allowed Metro to fund growth and further reduce debt with the capital raised. Instead, the company sought to raise cash by selling other non-core assets, such as the September sale of its stake in U.K.-based Booker and its operations in Vietnam. As of year-end, we believed the market assigned little value to Metro’s Russian operations, despite the fact that the business has continued to perform well amid deteriorating economic conditions within Russia. In our view, Metro stock has material upside potential should the situation in Ukraine be resolved and conditions in Russia improve in a reasonable time frame.

Shares of U.K.-based Tesco fell throughout 2014. In March, the stock declined as investors became more concerned about price competition from major discounters and competitor supermarkets. Then in August, Tesco issued an unexpected trading statement ahead of its scheduled first-half results. The company lowered its profit guidance primarily for its flagship U.K. operations and cut its dividend. The stock price took a further hit in September with the announcement of material accounting irregularities in Tesco’s core U.K. operations and a contemporaneous change of both the company’s CEO and chief financial officer. At year-end, the Fund no longer held Tesco shares.

Share prices of energy sector companies almost universally plunged during the second half of 2014, driven by an oil price collapse of nearly 50%. Apache was hit especially hard due to its current restructuring efforts. In early May, Apache took a significant step in its program of monetizing capital-intensive, long-lead-time assets, selling non-producing deepwater oil and gas projects in the Gulf of Mexico that were a drain on cash flow. However, during the second half of 2014, investors became concerned that Apache’s attempts to sell additional assets would be unsuccessful and failed asset sales would result in a weak balance sheet at a time of depressed commodity prices. In December, Apache sold its liquefied natural gas assets and some upstream Australian assets for $2.75 billion. In our view, the sales materially strengthened the company’s balance sheet and could result in reduced future capital requirements.

During the period, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance.

CFA® is a trademark owned by CFA Institute.

W hat is a currency forward contract?

A currencyforwardcontract,or a currencyforward,isan agreement between the Fundanda counterpartyto buyor sell a foreign currencyat a specific exchange rate on a future date.

W hat is a futures contract?

Afuturescontract,or a future,isan agreement between the Fund anda counterpartymade througha U.S. or foreign futures exchange to buyor sell an asset at a specific price on a future date.

As fellow shareholders, we found recent relative performance disappointing, but it is not uncommon for our strategy to lag amid a strong equity market. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders. Thank you for your continued participation in Franklin Mutual Global Discovery Fund. We look forward to continuing to serve your investment needs.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Peter Langerman has been portfolio manager for Franklin Mutual Global Discovery Fund (formerly, Mutual Global Discovery Fund) since 2009. He has been portfolio manager for Franklin Mutual Shares Fund (formerly, Mutual Shares Fund) since 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Franklin Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

Philippe Brugere-Trelat has been portfolio manager for Franklin Mutual Global Discovery Fund (formerly, Mutual Global Discovery Fund) since 2009. He has been lead portfolio manager for Franklin Mutual European Fund (formerly, Mutual European Fund) since 2005 and co-portfolio manager for Franklin Mutual International Fund (formerly, Mutual International Fund) since 2009. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Timothy Rankin rejoined the Mutual Series investment group in 2010 and currently serves as co-portfolio manager for Franklin Mutual Global Discovery Fund (formerly, Mutual Global Discovery Fund), and as a research analyst, responsible for the analysis of the global energy and chemical industries. Mr. Rankin had previously worked at Mutual Series from 1997through 2004. Mr. Rankin has over 20 years of experience in the investment management industry, including over 10 years with Mutual Series as a research analyst and portfolio manager. Most recently, he was managing director of Blue Harbour Group, LLC, a private investment firm focused on small-and mid-cap North American companies. Prior to his original employment with Mutual Series, Mr. Rankin was an equity analyst at Glickenhaus & Co.

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Performance Summary as of December 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	12/31/14	12/31/13		Change
Z(MDISX)	$33.32	$33.73	-$	0.41
A (TEDIX)	$32.81	$33.24	-$	0.43
C (TEDSX)	$32.49	$32.94	-$	0.45
R (TEDRX)	$32.43	$32.88	-$	0.45
R6(FMDRX)	$33.33	$33.73	-$	0.40

Distributions (1/1/14 –12/31/14)
	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
Z	$0.8230	$1.3773		$2.2003
A	$0.7215	$1.3773		$2.0988
C	$0.4886	$1.3773		$1.8659
R	$0.6476	$1.3773		$2.0249
R6	$0.8691	$1.3773		$2.2464

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
PERFORMANCE SUMMARY

Performance as of 12/31/14

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges; Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

		Cumulative		Average Annual	Value of	Total Annual
Share Class		Total Return[1]		Total Return[2]	$10,000Investment[3]	OperatingExpenses[4]
Z						0.98%
1-Year	+	5.33%	+	5.33%	$10,533
5-Year	+	63.00%	+	10.26%	$16,300
10-Year	+	130.86%	+	8.73%	$23,086
A						1.28%
1-Year	+	5.01%		-1.04%	$9,896
5-Year	+	60.64%	+	8.65%	$15,141
10-Year	+	123.92%	+	7.75%	$21,104
C						1.98%
1-Year	+	4.28%	+	3.30%	$10,330
5-Year	+	55.10%	+	9.18%	$15,510
10-Year	+	108.99%	+	7.65%	$20,899
R						1.48%
1-Year	+	4.77%	+	4.77%	$10,477
5-Year	+	58.98%	+	9.72%	$15,898
10-Year	+	119.59%	+	8.18%	$21,959
R6[5]						0.84%
1-Year	+	5.46%	+	5.46%	$10,546
Since Inception (5/1/13)	+	20.97%	+	12.09%	$12,097

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z: Shares are available to certain eligible investors as described in the prospectus.
Class C: These shares have higher annual fees and expenses than Class A shares.
Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Class R6 has a fee waiver contractually guaranteed through at least 4/30/15. Investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
6. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The MSCI World
Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

•Transaction costs, including sales charges (loads) on Fund purchases;and

•Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	BeginningAccount	EndingAccount	Expenses Paid During
Share Class	Value 7/1/14	Value 12/31/14	Period*7/1/14–12/31/14
Z
Actual	$1,000	$990.70	$5.07
Hypothetical (5% return before expenses)	$1,000	$1,020.11	$5.14
A
Actual	$1,000	$989.40	$6.57
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.67
C
Actual	$1,000	$986.00	$10.06
Hypothetical (5% return before expenses)	$1,000	$1,015.07	$10.21
R
Actual	$1,000	$988.20	$7.57
Hypothetical (5% return before expenses)	$1,000	$1,017.59	$7.68
R6
Actual	$1,000	$991.70	$4.32
Hypothetical (5% return before expenses)	$1,000	$1,020.87	$4.38

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.01%; A: 1.31%; C: 2.01%; R: 1.51%; and R6: 0.86%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Financial Highlights
		Year Ended December 31,
	2014	2013	2012	2011	2010
Class Z
Per share operatingperformance
(for a share outstandingthroughout the year)
Net asset value,beginningof year	$33.73	$28.65	$27.47	$29.54	$27.03
Income from investment operations[a]:
Net investment income[b]	0.82 [c]	0.55	0.56	0.61	0.53 [d]
Net realizedandunrealizedgains(losses)	0.97	6.74	3.21	(1.46)	2.55
Total from investment operations	1.79	7.29	3.77	(0.85)	3.08
Lessdistributionsfrom:
Net investment income	(0.82)	(0.57)	(0.57)	(0.55)	(0.57)
Net realizedgains	(1.38)	(1.64)	(2.02)	(0.67)	—
Total distributions	(2.20)	(2.21)	(2.59)	(1.22)	(0.57)
Net asset value,endof year	$33.32	$33.73	$28.65	$27.47	$29.54

Total return	5.33%	25.64%	13.64%	(2.68)%	11.37%

Ratios to average net assets
Expenses[e]	0.99%[f]	0.98%[f]	1.02%	1.01%	1.04%
Expensesincurredin connection withsecuritiessoldshort	0.03%	— %[g]	— %[g]	— %[g]	0.02%
Net investment income	2.38%[c]	1.68%	1.89%	2.11%	1.89%[d]

Supplemental data
Net assets,endof year (000’s)	$10,375,518	$9,529,245	$7,417,041	$7,159,033	$7,210,122
Portfolio turnover rate	23.66%	23.57%	24.65%	33.60%	37.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.34 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.
dNet investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.71%.
eIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gRounds to less than 0.01%.

16 | Annual Report | The accompanyingnotesare an integral part of these financial statements.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2014	2013	2012	2011	2010
Class A
Per share operatingperformance
(for a share outstandingthroughout the year)
Net asset value,beginningof year	$33.24	$28.27	$27.14	$29.19	$26.72
Income from investment operations[a]:
Net investment income[b]	0.71 [c]	0.44	0.46	0.52	0.44 [d]
Net realizedandunrealizedgains(losses)	0.96	6.65	3.17	(1.44)	2.52
Total from investment operations	1.67	7.09	3.63	(0.92)	2.96
Lessdistributionsfrom:
Net investment income	(0.72)	(0.48)	(0.48)	(0.46)	(0.49)
Net realizedgains	(1.38)	(1.64)	(2.02)	(0.67)	—
Total distributions	(2.10)	(2.12)	(2.50)	(1.13)	(0.49)
Net asset value,endof year	$32.81	$33.24	$28.27	$27.14	$29.19

Total return[e]	5.01%	25.26%	13.34%	(2.99)%	11.08%

Ratios to average net assets
f	1.29%[g]	1.28%[g]	1.32%	1.31%	1.34%
Expensesincurredin connection withsecuritiessoldshort	0.03%	— %[h]	— %[h]	— %[h]	0.02%
Net investment income	2.08%[c]	1.38%	1.59%	1.81%	1.59%[d]

Supplemental data
Net assets,endof year (000’s)	$11,573,196	$10,785,375	$7,977,279	$7,617,500	$8,122,714
Portfolio turnover rate	23.66%	23.57%	24.65%	33.60%	37.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.34 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.10%.
dNet investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.41%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

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The accompanyingnotesare an integral part of these financial statements. | Annual Report | 17

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2014	2013	2012	2011	2010
Class C
Per share operatingperformance
(for a share outstandingthroughout the year)
Net asset value,beginningof year	$32.94	$28.05	$26.95	$28.97	$26.53
Income from investment operations[a]:
Net investment income[b]	0.47 [c]	0.22	0.25	0.32	0.24 [d]
Net realizedandunrealizedgains(losses)	0.95	6.58	3.14	(1.42)	2.49
Total from investment operations	1.42	6.80	3.39	(1.10)	2.73
Lessdistributionsfrom:
Net investment income	(0.49)	(0.27)	(0.27)	(0.25)	(0.29)
Net realizedgains	(1.38)	(1.64)	(2.02)	(0.67)	—
Total distributions	(1.87)	(1.91)	(2.29)	(0.92)	(0.29)
Net asset value,endof year	$32.49	$32.94	$28.05	$26.95	$28.97

Total return[e]	4.28%	24.39%	12.53%	(3.64)%	10.26%

Ratios to average net assets
f	1.99%[g]	1.98%[g]	2.02%	2.01%	2.04%
Expensesincurredin connection withsecuritiessoldshort	0.03%	— %[h]	— %[h]	— %[h]	0.02%
Net investment income	1.38%[c]	0.68%	0.89%	1.11%	0.89%[d]

Supplemental data
Net assets,endof year (000’s)	$3,077,691	$2,894,908	$2,222,484	$2,268,995	$2,587,189
Portfolio turnover rate	23.66%	23.57%	24.65%	33.60%	37.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.34 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.40%.
dNet investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.71%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

18 | Annual Report | The accompanyingnotesare an integral part of these financial statements.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2014	2013	2012	2011	2010
Class R
Per share operatingperformance
(for a share outstandingthroughout the year)
Net asset value,beginningof year	$32.88	$27.98	$26.89	$28.93	$26.50
Income from investment operations[a]:
Net investment income[b]	0.65 [c]	0.37	0.39	0.46	0.38 [d]
Net realizedandunrealizedgains(losses)	0.93	6.58	3.14	(1.42)	2.49
Total from investment operations	1.58	6.95	3.53	(0.96)	2.87
Lessdistributionsfrom:
Net investment income	(0.65)	(0.41)	(0.42)	(0.41)	(0.44)
Net realizedgains	(1.38)	(1.64)	(2.02)	(0.67)	—
Total distributions	(2.03)	(2.05)	(2.44)	(1.08)	(0.44)
Net asset value,endof year	$32.43	$32.88	$27.98	$26.89	$28.93

Total return	4.77%	25.02%	13.09%	(3.17)%	10.84%

Ratios to average net assets
Expenses[e]	1.49%[f]	1.48%[f]	1.52%	1.51%	1.54%
Expensesincurredin connection withsecuritiessoldshort	0.03%	— %[g]	— %[g]	— %[g]	0.02%
Net investment income	1.88%[c]	1.18%	1.39%	1.61%	1.39%[d]

Supplemental data
Net assets,endof year (000’s)	$528,439	$539,613	$458,142	$434,893	$422,042
Portfolio turnover rate	23.66%	23.57%	24.65%	33.60%	37.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.34 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.90%.
dNet investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate
REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.21%.
eIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gRounds to less than 0.01%.

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The accompanyingnotesare an integral part of these financial statements. | Annual Report | 19

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2014	2013 [a]
Class R6
Per share operatingperformance
(for a share outstandingthroughout the year)
Net asset value,beginningof year	$33.73	$31.42
Income from investment operations[b]:
Net investment income[c]	0.85 [d]	0.40
Net realizedandunrealizedgains(losses)	1.00	4.17
Total from investment operations	1.85	4.57
Lessdistributionsfrom:
Net investment income	(0.87)	(0.62)
Net realizedgains	(1.38)	(1.64)
Total distributions	(2.25)	(2.26)
Net asset value,endof year	$33.33	$33.73

Total return[e]	5.46%	14.71%

Ratios to average net assets[f]
Expenses[g,h]	0.85%	0.84%
Expensesincurredin connection withsecuritiessoldshort	0.03%	— %[i]
Net investment income	2.52%[d]	1.83%

Supplemental data
Net assets,endof year (000’s)	$137,922	$10,535
Portfolio turnover rate	23.66%	23.57%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.34 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.54%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

20 | Annual Report | The accompanyingnotesare an integral part of these financial statements.

franklintempleton.com

	FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Statement of Investments, December 31, 2014
		Shares/
	Country	Rights/Units	Value
Common Stocks and Other Equity Interests 84.0%
Aerospace & Defense 1.1%
[a]B/EAerospace Inc.	UnitedStates	2,140,150	$124,171,503
[a]KLX Inc.	UnitedStates	1,070,075	44,140,594
Safran SA	France	1,978,939	122,718,953
			291,031,050
Auto Components 0.6%
Cie Generale desEtablissementsMichelin,B	France	1,343,160	122,330,577
[a,b]International Automotive ComponentsGroup Brazil LLC	Brazil	3,819,425	361,241
[a,b,c,d]International Automotive ComponentsGroup NorthAmerica LLC	UnitedStates	35,491,081	26,873,137
			149,564,955
Automobiles 1.3%
General MotorsCo.	UnitedStates	6,291,420	219,633,472
Hyundai Motor Co.	SouthKorea	699,956	108,152,213
			327,785,685
Banks 14.1%
BarclaysPLC	UnitedKingdom	70,083,673	265,997,980
BNPParibasSA	France	3,905,802	232,803,760
[a]Capital Bank Financial Corp.,A	UnitedStates	866,477	23,221,584
[a,e]Capital Bank Financial Corp.,B,144A,non-voting	UnitedStates	2,980,444	79,875,899
CITGroup Inc.	UnitedStates	2,806,874	134,252,783
Citigroup Inc.	UnitedStates	5,809,671	314,361,298
CitizensFinancial Group Inc.	UnitedStates	3,015,436	74,963,739
[a]Commerzbank AG	Germany	20,442,210	271,591,107
HSBCHoldingsPLC	UnitedKingdom	22,629,178	214,665,990
Industrial andCommercial Bank of China Ltd.,H	China	313,005,603	228,478,609
[a]ING Groep NV,IDR	Netherlands	21,107,283	276,596,162
JPMorgan Chase & Co.	UnitedStates	4,857,660	303,992,363
KBFinancial Group Inc.	SouthKorea	4,411,804	145,815,092
PNC Financial ServicesGroup Inc.	UnitedStates	3,118,000	284,455,140
Societe Generale SA	France	4,050,169	171,475,646
SunTrust BanksInc.	UnitedStates	4,238,534	177,594,575
WellsFargo & Co.	UnitedStates	7,620,708	417,767,213
			3,617,908,940
Beverages 1.2%
Coca-Cola EnterprisesInc.	UnitedStates	1,029,439	45,521,792
PepsiCo Inc.	UnitedStates	2,913,866	275,535,169
			321,056,961
Capital Markets 0.6%
Credit Suisse Group AG	Switzerland	5,738,848	144,769,974
Chemicals 0.0%
[a,f,g]Dow CorningCorp.,Contingent Distribution	UnitedStates	11,430,153	—
Communications Equipment 0.8%
Cisco SystemsInc.	UnitedStates	7,847,650	218,282,385
Consumer Finance 0.4%
[a]AllyFinancial Inc.	UnitedStates	4,911,500	116,009,630
Diversified Consumer Services 0.1%
Cengage LearningHoldingsIILP	UnitedStates	1,149,083	25,854,367

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| 21

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS

		Shares/
	Country	Rights/Units	Value
Common Stocks and Other Equity Interests (continued)
Diversified Telecommunication Services 1.1%
[a,f,g]Global CrossingHoldingsLtd.,Contingent Distribution	UnitedStates	45,658,716	$—
Koninklijke KPNNV	Netherlands	90,237,310	286,943,811
			286,943,811
Energy Equipment & Services 1.3%
Baker HughesInc.	UnitedStates	4,371,100	245,087,577
Ensco PLC,A	UnitedStates	691,490	20,710,126
[h]Transocean Ltd.	UnitedStates	3,123,804	57,259,327
			323,057,030
Food & Staples Retailing3.4%
CVSHealthCorp.	UnitedStates	2,333,967	224,784,362
Empire Co. Ltd.,A	Canada	2,355,152	177,703,697
Metro AG	Germany	7,814,516	239,320,329
WalgreensBootsAlliance Inc.	UnitedStates	2,998,912	228,517,094
			870,325,482
Health Care Equipment & Supplies 2.9%
Medtronic Inc.	UnitedStates	6,764,876	488,424,047
Stryker Corp.	UnitedStates	2,778,559	262,101,471
			750,525,518
Health Care Providers & Services 0.9%
Cigna Corp.	UnitedStates	2,263,817	232,969,407
Hotels,Restaurants & Leisure 1.1%
Accor SA	France	6,111,782	276,138,861
Independent Power & Renewable Electricity Producers 0.7%
NRG EnergyInc.	UnitedStates	6,590,837	177,623,057
Industrial Conglomerates 2.0%
Jardine Matheson HoldingsLtd.	HongKong	2,106,966	128,419,578
Jardine Strategic HoldingsLtd.	HongKong	9,774,205	334,277,811
Koninklijke PhilipsNV	Netherlands	1,750,918	51,164,449
SiemensAG	Germany	113,787	12,907,712
			526,769,550
Insurance 8.7%
ACE Ltd.	UnitedStates	3,451,290	396,484,195
[a]AlleghanyCorp.	UnitedStates	81,228	37,649,178
The Allstate Corp.	UnitedStates	3,354,175	235,630,794
American International Group Inc.	UnitedStates	5,795,145	324,586,071
China Pacific Insurance (Group)Co. Ltd.,H	China	34,456,415	173,971,801
E-LFinancial Corp. Ltd.	Canada	177,619	105,328,641
MetLife Inc.	UnitedStates	3,265,940	176,654,695
[a,b]OlympusRe HoldingsLtd.	UnitedStates	47,160	—
PartnerRe Ltd.	UnitedStates	1,813,630	206,989,592
PICC PropertyandCasualtyCo. Ltd.,H	China	46,664,324	90,753,487
[a]RSAInsurance Group PLC	UnitedKingdom	18,896,626	128,125,638
W hite MountainsInsurance Group Ltd.	UnitedStates	172,815	108,892,460
ZurichInsurance Group AG	Switzerland	813,000	254,890,465
			2,239,957,017
IT Services 0.9%
XeroxCorp.	UnitedStates	16,670,797	231,057,246

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS

		Shares/
	Country	Rights/Units	Value
Common Stocks and Other Equity Interests (continued)
Machinery 0.9%
Caterpillar Inc.	UnitedStates	1,281,679	$117,312,079
CNH Industrial NV (EUR Traded)	UnitedKingdom	6,569,123	53,255,879
CNH Industrial NV,special voting(EUR Traded)	UnitedKingdom	7,338,645	59,494,393
			230,062,351
Marine 1.2%
A.P. Moeller-Maersk AS,B	Denmark	150,055	301,577,662
Media 6.7%
CBSCorp.,B	UnitedStates	4,879,342	270,022,786
Comcast Corp.,Special A	UnitedStates	1,094,160	62,985,320
[a]DIRECTV	UnitedStates	3,633,416	315,017,167
ReedElsevier PLC	UnitedKingdom	20,193,070	346,224,307
Time Warner Cable Inc.	UnitedStates	1,851,179	281,490,279
Time Warner Inc.	UnitedStates	2,174,747	185,766,889
[a]Tribune Media Co.,A	UnitedStates	836,070	49,971,904
[a]Tribune Media Co.,B	UnitedStates	606,923	36,275,788
Tribune PublishingCo.	UnitedStates	399,197	9,141,611
Twenty-First CenturyFoxInc.,B	UnitedStates	4,401,800	162,382,402
			1,719,278,453
Metals & Mining1.7%
Anglo American PLC	UnitedKingdom	6,478,250	121,222,263
Freeport-McMoRan Inc.,B	UnitedStates	3,621,030	84,587,261
[a]ThyssenKrupp AG	Germany	8,967,041	230,673,537
			436,483,061
Multiline Retail 0.4%
Kohl’sCorp.	UnitedStates	1,644,442	100,376,740
Oil,Gas & Consumable Fuels 6.8%
Anadarko Petroleum Corp.	UnitedStates	1,399,510	115,459,575
Apache Corp.	UnitedStates	4,036,842	252,988,888
BG Group PLC	UnitedKingdom	10,339,348	139,402,890
BPPLC	UnitedKingdom	31,838,677	203,966,739
China Shenhua EnergyCo. Ltd.,H	China	67,067,936	198,073,980
CONSOLEnergyInc.	UnitedStates	3,002,892	101,527,779
Marathon Oil Corp.	UnitedStates	5,814,486	164,491,809
MurphyOil Corp.	UnitedStates	1,168,040	59,009,381
Repsol SA	Spain	2,239,357	42,121,073
Repsol SA(interim line)	Spain	65,863	1,238,847
[a]Repsol SA,rts.,1/08/15	Spain	15	8
Royal DutchShell PLC,A	UnitedKingdom	10,904,242	364,949,705
Talisman EnergyInc. (CAD Traded)	Canada	886,182	6,944,462
Talisman EnergyInc. (USDTraded)	Canada	12,162,087	95,229,141
			1,745,404,277
Paper & Forest Products 0.7%
International Paper Co.	UnitedStates	2,477,590	132,749,272
[d]NewPage HoldingsInc.	UnitedStates	583,268	52,931,571
			185,680,843
Personal Products 0.3%
Avon ProductsInc.	UnitedStates	8,701,492	81,707,010

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| 23

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS

		Shares/
	Country	Rights/Units	Value
Common Stocks and Other Equity Interests (continued)
Pharmaceuticals 6.8%
Eli Lilly& Co.	UnitedStates	4,376,858	$301,959,434
[a]Hospira Inc.	UnitedStates	3,562,996	218,233,505
Merck & Co. Inc.	UnitedStates	9,354,960	531,268,178
NovartisAG,ADR	Switzerland	1,997,437	185,082,512
Teva Pharmaceutical IndustriesLtd.,ADR	Israel	8,737,113	502,471,369
			1,739,014,998
Real Estate Management & Development 0.2%
[g]CanaryW harf Group PLC	UnitedKingdom	5,400,183	45,529,407
Semiconductors & Semiconductor Equipment 0.3%
[a]SKHynixSemiconductor Inc.	SouthKorea	1,712,305	74,753,661
Software 4.3%
[a]Check Point Software TechnologiesLtd.	Israel	3,989,230	313,433,801
Microsoft Corp.	UnitedStates	10,230,912	475,225,862
Symantec Corp.	UnitedStates	12,534,725	321,578,370
			1,110,238,033
Specialty Retail 0.9%
Kingfisher PLC	UnitedKingdom	45,047,763	239,085,294
Technology Hardware,Storage & Peripherals 3.4%
Apple Inc.	UnitedStates	4,206,170	464,277,045
Hewlett-PackardCo.	UnitedStates	4,892,480	196,335,222
SamsungElectronicsCo. Ltd.	SouthKorea	166,197	201,637,854
			862,250,121
Tobacco 4.9%
Altria Group Inc.	UnitedStates	4,246,046	209,202,687
BritishAmerican Tobacco PLC	UnitedKingdom	6,977,821	380,671,521
Imperial Tobacco Group PLC	UnitedKingdom	4,677,039	206,747,247
LorillardInc.	UnitedStates	5,323,181	335,041,012
Philip MorrisInternational Inc.	UnitedStates	1,484,505	120,912,932
			1,252,575,399
W ireless Telecommunication Services 1.3%
Vodafone Group PLC	UnitedKingdom	94,517,600	328,018,171
Total Common Stocks and Other Equity Interests
(Cost $16,284,955,477)			21,579,666,407
Preferred Stocks 1.4%
Automobiles 1.4%
Volkswagen AG,pfd.	Germany	1,559,522	348,438,534
Diversified Financial Services 0.0%†
[a,b]Hightower HoldingLLC,pfd.,A,Series2	UnitedStates	3,048,000	7,090,867
Total Preferred Stocks (Cost $396,329,279)			355,529,401
		Principal
		Amount*
Corporate Bonds,Notes and Senior FloatingRate
Interests 3.5%
Avaya Inc.,
[e]senior note,144A,10.50%,3/01/21	UnitedStates	74,998,000	64,498,280
[e]senior securednote,144A,7.00%,4/01/19	UnitedStates	51,741,000	50,706,180
[i,j]Tranche B-3Term Loan,4.67%,10/26/17	UnitedStates	78,738,786	75,720,492
[i,j]Tranche B-6Term Loan,6.50%,3/31/18	UnitedStates	19,531,377	19,311,649

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value
Corporate Bonds,Notes and Senior FloatingRate
Interests (continued)
[i,j]CaesarsEntertainment OperatingCo. Inc.,Senior Tranche,first lien,
3/01/17,
B5B,5.949%	UnitedStates	13,307,605	$11,682,973
B6B,6.949%	UnitedStates	63,441,299	56,066,248
B7,9.75%	UnitedStates	46,344,115	41,107,230
[i,j]Cengage LearningAcquisitionsInc.,First Lien Exit Term Loan,7.00%,
3/31/20	UnitedStates	7,183,715	7,120,857
First Data Corp.,senior note,11.75%,8/15/21	UnitedStates	42,742,000	49,260,155
iHeartCommunicationsInc.,
senior securednote,first lien,9.00%,12/15/19	UnitedStates	95,618,000	94,542,297
[i,j]Tranche BTerm Loan,3.819%,1/29/16	UnitedStates	887,635	878,482
[i,j]Tranche C Term Loan,3.819%,1/29/16	UnitedStates	91,819	90,786
[i,j]Tranche D Term Loan,6.919%,1/30/19	UnitedStates	117,978,997	111,453,343
[i,j]Tranche ETerm Loan,7.669%,7/30/19	UnitedStates	37,921,652	36,452,188
[i,j]JC PenneyCorp. Inc.,Term Loan,6.00%,5/22/18	UnitedStates	113,896,220	112,258,961
NGPLPipeCo LLC,
[e]securednote,144A,7.119%,12/15/17	UnitedStates	42,312,000	41,783,100
[e,h]senior securednote,144A,9.625%,6/01/19	UnitedStates	62,806,000	63,277,045
[i,j]Term Loan B,6.75%,9/15/17	UnitedStates	3,435,429	3,323,778
Walter EnergyInc.,
[i,j]B,Term Loan,7.25%,4/01/18	UnitedStates	55,667,214	43,316,051
[e]first lien,144A,9.50%,10/15/19	UnitedStates	30,996,000	23,711,940
[e,h,k]secondlien,144A,PIK,11.00%,4/01/20	UnitedStates	26,246,000	8,662,466
Total Corporate Bonds,Notes and Senior FloatingRate
Interests (Cost $913,751,207)			915,224,501
Corporate Notes and Senior FloatingRate Interests
in Reorganization 0.7%
[b,l]BroadbandVenturesIIILLC,securedpromissorynote,5.00%,2/01/12	UnitedStates	8,893	—
[i,j,l]TexasCompetitive Electric HoldingsCo. LLC,ExtendedTerm Loan,
4.648%,10/10/17	UnitedStates	142,325,613	92,155,835
[e,l]TexasCompetitive Electric HoldingsCo. LLC/TexasCompetitive
Electric HoldingsFinance Inc.,senior securednote,144A,
11.50%,10/01/20	UnitedStates	118,132,000	84,169,050
Total Corporate Notes and Senior FloatingRate
Interests in Reorganization (Cost $233,198,118)			176,324,885
		Shares
Companies in Liquidation 0.6%
[a]Adelphia RecoveryTrust	UnitedStates	45,477,593	109,146
[a,f]Adelphia RecoveryTrust,Arahova Contingent Value Vehicle,
Contingent Distribution	UnitedStates	5,538,790	55,388
[a,f,g]CenturyCommunicationsCorp.,Contingent Distribution	UnitedStates	15,282,000	—
[a,b]FIM Coinvestor HoldingsI,LLC	UnitedStates	30,279,560	—
[a,m]Lehman BrothersHoldingsInc.,BankruptcyClaim	UnitedStates	587,363,521	146,840,880
[a,f,g]NewPage Corp.,Litigation Trust,Contingent Distribution	UnitedStates	145,817,000	—
[a,f,g]Tribune Media Litigation Trust,Contingent Distribution	UnitedStates	1,285,960	—
Total Companies in Liquidation (Cost $164,973,082)			147,005,414

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| 25

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Municipal Bonds (Cost $67,686,298)0.2%
Puerto Rico CommonwealthGO,Refunding,SeriesA,8.00%,7/01/35	UnitedStates	72,507,000	$63,352,991
Total Investments before Short Term Investments
(Cost $18,060,893,461)			23,237,103,599

Short Term Investments 8.5%
U.S.Government and Agency Securities 8.3%
[n]FHLB,1/02/15	UnitedStates	4,400,000	4,400,000
[n,o]U.S.TreasuryBills,1/02/15-7/02/15	UnitedStates	2,130,300,000	2,130,109,680
Total U.S.Government and Agency Securities
(Cost $2,134,410,525)			2,134,509,680
Total Investments before Money Market Funds
(Cost $20,195,303,986)			25,371,613,279
		Shares
[p]Investments from Cash Collateral Received for Loaned
Securities (Cost $38,119,184)0.2%
Money Market Funds 0.2%
[q]BNYMellon Overnight Government Fund,0.072%	UnitedStates	38,119,184	38,119,184
Total Investments (Cost $20,233,423,170)98.9%			25,409,732,463
Securities Sold Short (0.6)%			(158,660,383)
Other Assets,less Liabilities 1.7%			441,693,620
Net Assets 100.0%			$25,692,765,700
[r]Securities Sold Short (Proceeds $165,175,794)(0.6)%
Common Stocks (0.6)%
Diversified Telecommunication Services (0.6)%
AT&TInc.	UnitedStates	4,723,441	$(158,660,383)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 10 regarding restricted securities.
cAt December 31, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
dSee Note 12 regarding holdings of 5% voting securities.
eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2014, the aggregate value of these securities was $416,683,960, representing 1.62% of net assets.
fContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
gSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2014, the aggregate value of these securities was $45,529,407, representing 0.18% of net assets.
hA portion or all of the security is on loan at December 31, 2014. See Note 1(f).
iSee Note 1(g) regarding senior floating rate interests.
jThe coupon rate shown represents the rate at period end.
kIncome may be received in additional securities and/or cash.
lSee Note 8 regarding credit risk and defaulted securities.
mBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
nThe security is traded on a discount basis with no stated coupon rate.
oSecurity or a portion of the security has been pledged as collateral for securities sold short, open futures and forward contracts. At December 31, 2014, the aggregate value of these securities and/or cash pledged as collateral was $267,044,167, representing 1.04% of net assets.
pSee Note 1(f) regarding securities on loan.
qThe rate shown is the annualized seven-day yield at period end.
rSee Note 1(e) regarding securities sold short.

26 | Annual Report

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				FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
					STATEMENT OF INVESTMENTS

At December 31, 2014, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
			Number of	Notional Expiration		Unrealized	Unrealized
Description		Type Contracts		Value	Date Appreciation Depreciation
Currency Contracts
CHF/USD		Short	107	$13,473,975	3/16/15	$313,974	$—
EUR/USD		Short	5,513	834,323,638	3/16/15	20,095,756	—
GBP/USD		Short	5,931	577,160,437	3/16/15	3,380,830	—
Unrealizedappreciation (depreciation)						23,790,560	—
Net unrealizedappreciation (depreciation)						$23,790,560

At December 31, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
Euro	BANT	Buy	1,466,792	$1,837,885	1/20/15	$—	$(62,673)
Euro	BANT	Sell	202,243,438	275,074,645	1/20/15	30,305,891	—
Euro	BONY	Buy	6,661,531	8,288,309	1/20/15	—	(226,072)
Euro	FBCO	Buy	6,830,495	8,479,425	1/20/15	—	(212,696)
Euro	FBCO	Sell	4,845,505	6,454,538	1/20/15	590,179	—
Euro	DBFX	Buy	10,578,992	13,172,513	1/20/15	—	(369,098)
Euro	DBFX	Sell	15,868,323	21,047,523	1/20/15	1,842,600	—
Euro	HSBC	Buy	11,680,039	14,523,318	1/20/15	—	(387,341)
Euro	HSBC	Sell	7,482,537	9,908,960	1/20/15	853,086	—
Euro	SCBT	Sell	6,298,866	8,324,770	1/20/15	701,455	—
Euro	SSBT	Buy	10,942,088	13,625,375	1/20/15	—	(382,516)
Euro	SSBT	Sell	5,457,515	7,212,008	1/20/15	606,952	—
BritishPound	BANT	Buy	51,245,482	83,478,773	1/21/15	—	(3,615,915)
BritishPound	BBU	Buy	48,502,049	78,212,614	1/21/15	—	(2,625,224)
BritishPound	FBCO	Buy	857,497	1,388,391	1/21/15	—	(52,036)
BritishPound	FBCO	Sell	2,428,100	3,936,183	1/21/15	152,142	—
BritishPound	DBFX	Sell	144,291,349	246,113,467	1/21/15	21,244,482	—
BritishPound	HSBC	Buy	4,122,870	6,927,452	1/21/15	—	(502,219)
BritishPound	HSBC	Sell	101,783,789	173,643,144	1/21/15	15,019,515	—
BritishPound	SCBT	Sell	4,172,644	6,762,772	1/21/15	259,968	—
BritishPound	SSBT	Buy	11,324,127	18,987,428	1/21/15	—	(1,339,490)
BritishPound	SSBT	Sell	134,247,352	229,133,381	1/21/15	19,917,332	—
SouthKorean Won	BANT	Sell	165,948,232,491	158,173,375	2/12/15	7,083,976	(306,185)
SouthKorean Won	BONY	Sell	10,598,888,230	10,269,902	2/12/15	600,472	—
SouthKorean Won	FBCO	Buy	2,637,173,346	2,412,784	2/12/15	—	(6,875)
SouthKorean Won	FBCO	Sell	181,057,990,375	174,270,284	2/12/15	9,157,855	(67,880)
SouthKorean Won	HSBC	Buy	29,691,998,255	26,951,191	2/12/15	212,598	(75,598)
SouthKorean Won	HSBC	Sell	254,809,321,855	244,790,688	2/12/15	12,401,832	(75,242)
SwissFranc	BANT	Buy	5,185,728	5,358,405	2/12/15	—	(138,520)
SwissFranc	BANT	Sell	52,724,241	58,302,284	2/12/15	5,230,763	—
SwissFranc	FBCO	Buy	7,989,281	8,319,284	2/12/15	—	(277,380)
SwissFranc	FBCO	Sell	2,294,737	2,437,001	2/12/15	127,150	—
SwissFranc	DBFX	Buy	6,919,721	7,176,936	2/12/15	—	(211,637)
SwissFranc	DBFX	Sell	2,614,585	2,832,776	2/12/15	200,970	—
SwissFranc	HSBC	Buy	288,933	298,707	2/12/15	—	(7,871)
SwissFranc	HSBC	Sell	727,558	739,621	2/12/15	7,271	—
SwissFranc	SSBT	Buy	9,255,222	9,585,375	2/12/15	—	(269,192)
SwissFranc	SSBT	Sell	332,712	346,097	2/12/15	11,193	—
BritishPound	BANT	Buy	74,461,525	119,871,819	2/19/15	—	(3,854,228)

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)
				Contract Settlement		Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
BritishPound	BANT	Sell	132,948,112	$220,024,607	2/19/15	$12,879,780	$—
BritishPound	BBU	Buy	2,662,599	4,215,185	2/19/15	—	(66,622)
BritishPound	FBCO	Buy	27,270,917	43,662,702	2/19/15	—	(1,172,220)
BritishPound	FBCO	Sell	114,897,971	191,034,389	2/19/15	12,013,265	—
BritishPound	DBFX	Buy	7,330,214	11,752,411	2/19/15	—	(331,294)
BritishPound	DBFX	Sell	1,752,585	2,745,663	2/19/15	14,981	—
BritishPound	HSBC	Buy	18,923,645	30,298,339	2/19/15	—	(813,639)
BritishPound	HSBC	Sell	13,343,243	21,547,281	2/19/15	757,336	—
BritishPound	SCBT	Buy	1,025,880	1,660,818	2/19/15	—	(62,407)
BritishPound	SCBT	Sell	4,449,351	7,184,785	2/19/15	252,306	—
BritishPound	SSBT	Buy	30,543,635	48,710,853	2/19/15	—	(1,121,189)
BritishPound	SSBT	Sell	117,880,805	195,511,320	2/19/15	11,842,680	—
Euro	BANT	Sell	69,308,845	90,515,459	2/27/15	6,606,879	—
Euro	BONY	Sell	8,928,353	11,717,606	2/27/15	908,518	—
Euro	FBCO	Sell	39,596,502	51,405,898	2/27/15	3,468,493	—
Euro	DBFX	Sell	311,852,374	411,056,827	2/27/15	33,513,531	—
Euro	HSBC	Sell	15,235,173	19,973,793	2/27/15	1,529,369	—
Euro	SCBT	Sell	23,514,862	30,808,090	2/27/15	2,339,880	—
Euro	SSBT	Sell	8,803,123	11,484,081	2/27/15	826,602	—
Canadian Dollar	BONY	Buy	2,872,434	2,568,023	3/18/15	—	(98,666)
Canadian Dollar	BONY	Sell	7,863,284	6,995,116	3/18/15	235,254	—
Canadian Dollar	DBFX	Sell	18,424,804	16,012,823	3/18/15	173,494	—
Canadian Dollar	SCBT	Buy	2,854,895	2,542,878	3/18/15	—	(88,598)
Canadian Dollar	SCBT	Sell	305,800,913	277,849,527	3/18/15	14,960,359	—
Canadian Dollar	SSBT	Buy	2,231,612	1,975,233	3/18/15	—	(56,773)
Euro	BANT	Sell	62,791,192	79,055,141	4/16/15	3,002,427	—
Euro	BBU	Sell	7,828,160	9,864,416	4/16/15	382,946	—
Euro	BONY	Sell	9,230,123	11,571,362	4/16/15	391,834	—
Euro	FBCO	Sell	71,843,478	90,150,152	4/16/15	3,133,306	—
Euro	DBFX	Sell	175,749,410	221,984,263	4/16/15	9,116,516	—
Euro	HSBC	Sell	31,007,163	39,105,481	4/16/15	1,549,594	—
Euro	SCBT	Sell	4,615,062	5,784,288	4/16/15	194,523	—
Euro	SSBT	Sell	21,408,147	27,016,789	4/16/15	1,087,233	—
BritishPound	BANT	Sell	4,578,998	7,152,852	4/22/15	22,179	—
BritishPound	HSBC	Sell	120,707,529	194,110,345	4/22/15	6,137,786	—
BritishPound	SCBT	Sell	129,377,572	208,427,268	4/22/15	6,953,231	—
Euro	BANT	Sell	131,523,685	164,162,672	5/18/15	4,806,299	—
Euro	BONY	Sell	1,990,289	2,426,162	5/18/15	14,694	—
Euro	FBCO	Sell	138,214,148	172,527,180	5/18/15	5,064,526	—
Euro	DBFX	Sell	159,169,667	198,266,403	5/18/15	5,413,680	—
Euro	HSBC	Sell	20,850,437	25,774,412	5/18/15	511,662	—
Euro	SSBT	Sell	1,738,913	2,182,266	5/18/15	75,369	—
BritishPound	BANT	Buy	5,744,351	8,962,595	5/21/15	—	(19,244)
BritishPound	BANT	Sell	103,884,314	162,578,951	5/21/15	841,985	—
BritishPound	FBCO	Buy	1,870,684	2,912,124	5/21/15	335	—
BritishPound	FBCO	Sell	74,832,581	117,023,190	5/21/15	516,721	—
BritishPound	HSBC	Buy	9,737,008	15,224,149	5/21/15	—	(64,650)
BritishPound	SSBT	Sell	137,127,294	214,467,088	5/21/15	974,294	—
Unrealizedappreciation (depreciation)						279,041,549	(18,961,190)
Net unrealizedappreciation (depreciation)						$260,080,359

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 47.

28 | Annual Report | The accompanyingnotesare an integral part of these financial statements.						franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Financial Statements

Statement of Assets and Liabilities
December 31,2014

Assets:
Investmentsin securities:
Cost -Unaffiliatedissuers	$20,098,236,403
Cost -Non-controlled affiliated issuers (Note 12)	135,186,767
Total cost of investments	$20,233,423,170
Value -Unaffiliated issuers	$25,329,927,755
Value -Non-controlled affiliated issuers (Note 12)	79,804,708
Total value of investments (includes securities loaned in the amount of $36,672,827)	25,409,732,463
Cash	2,067,669
Restricted Cash(Note 1d)	96,420,000
Foreign currency,at value (cost $69,994,163)	70,114,482
Receivables:
Investment securities sold	43,080,259
Capital shares sold	40,874,878
Dividends and interest	48,893,371
Due from brokers	164,215,565
Variation margin	3,037,538
Unrealized appreciation on forward exchange contracts	279,041,549
Other assets	1,043,805
Total assets	26,158,521,579
Liabilities:
Payables:
Investment securities purchased	74,960,406
Capital shares redeemed	41,685,669
Management fees	17,321,176
Distribution fees	11,387,710
Transfer agent fees	6,273,470
Trustees’feesandexpenses	740,043
Securities sold short,at value (proceeds$165,175,794)	158,660,383
Payable upon return of securities loaned	38,119,184
Due to brokers	96,420,000
Unrealized depreciation on forward exchange contracts	18,961,190
Accrued expenses and other liabilities	1,226,648
Total liabilities	465,755,879
Net assets,at value	$25,692,765,700
Net assetsconsist of:
Paid-in capital	$20,275,520,565
Undistributed net investment income	2,877,198
Net unrealized appreciation (depreciation)	5,466,084,477
Accumulated net realizedgain (loss)	(51,716,540)
Net assets,at value	$25,692,765,700

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The accompanyingnotesare an integral part of these financial statements. | Annual Report | 29

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31,2014

Class Z:
Net assets, at value	$10,375,517,847
Shares outstanding	311,391,107
Net asset value and maximum offering price per share	$33.32
Class A:
Net assets, at value	$11,573,196,482
Shares outstanding	352,773,441
Net asset value per share[a]	$32.81
Maximum offering price per share (net asset value per share ÷94.25%)	$34.81
Class C:
Net assets,at value	$3,077,691,163
Sharesoutstanding	94,739,726
Net asset value and maximum offering price per share[a]	$32.49
Class R:
Net assets,at value	$528,438,554
Shares outstanding	16,293,162
Net asset value and maximum offering price per share	$32.43
Class R6:
Net assets,at value	$137,921,654
Sharesoutstanding	4,138,446
Net asset value and maximum offering price per share	$33.33

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

30 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year endedDecember 31,2014

Investment income:
Dividends:(net of foreign taxesof $15,742,361)
Unaffiliatedissuers	$744,291,690
Non-controlledaffiliatedissuers(Note 12)	414,120
Interest	97,339,055
Income from securitiesloaned	1,183,142
Total investment income	843,228,007
Expenses:
Management fees(Note 3a)	191,000,219
Administrative fees(Note 3b)	9,255,667
Distribution fees:(Note 3c)
ClassA	34,032,155
ClassC	30,276,969
ClassR	2,719,133
Transfer agent fees:(Note 3e)
ClassZ	14,004,661
ClassA	15,849,558
ClassC	4,230,674
ClassR	760,938
ClassR6	1,030
Custodian fees(Note 4)	1,345,631
Reportsto shareholders	2,013,542
Registration and filing fees	681,770
Professional fees	425,932
Trustees’ fees and expenses	560,170
Dividendson securities sold short	6,422,346
Other	343,800
Total expenses	313,924,195
Expense reductions (Note 4)	(2,268)
Net expenses	313,921,927
Net investment income	529,306,080
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	747,201,601
Non-controlled affiliated issuers (Note 12)	(1,854,806)
Foreign currency transactions	(74,849,033)
Futures contracts	112,350,476
Securities sold short	(13,609,632)
Net realizedgain (loss)	769,238,606
Net change in unrealized appreciation (depreciation )on:
Investments	(551,961,976)
Translation of other assets and liabilities denominatedin foreign currencies	473,787,753
Net change in unrealized appreciation (depreciation)	(78,174,223)
Net realized and unrealized gain (loss)	691,064,383
Net increase (decrease)in net assets resulting from operations	$1,220,370,463

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The accompanyingnotesare an integral part of these financial statements. | Annual Report | 31

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets
	Year Ended December 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$529,306,080	$298,219,557
Net realizedgain (loss) from investments, foreign currency transactions, written options,
futures contracts and securities sold short	769,238,606	1,161,060,031
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	(78,174,223)	3,228,161,161
Net increase (decrease) in net assets resulting from operations	1,220,370,463	4,687,440,749
Distributionsto shareholders from:
Net investment income:
ClassZ	(242,833,725)	(153,169,921)
ClassA	(241,185,816)	(147,576,057)
ClassC	(44,110,108)	(22,295,610)
ClassR	(10,113,788)	(6,426,289)
ClassR6	(3,363,366)	(175,736)
Net realized gains:
ClassZ	(405,244,066)	(439,026,091)
ClassA	(460,043,428)	(501,321,480)
ClassC	(124,294,638)	(136,541,361)
ClassR	(21,543,405)	(25,642,292)
ClassR6	(5,256,846)	(455,197)
Total distributionsto shareholders	(1,557,989,186)	(1,432,630,034)
Capital share transactions:(Note 2)
ClassZ	983,458,650	763,820,861
ClassA	936,331,601	1,372,830,037
ClassB	—	(7,791,204)
ClassC	225,941,115	280,891,544
ClassR	(5,024,677)	2,361,667
ClassR6	130,002,289	10,407,188
Total capital share transactions	2,270,708,978	2,422,520,093
Net increase (decrease) in net assets	1,933,090,255	5,677,330,808
Net assets:
Beginning of year	23,759,675,445	18,082,344,637
Endof year	$25,692,765,700	$23,759,675,445
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
Endof year	$2,877,198	$(10,673,520)

32 | Annual Report | The accompanyingnotesare an integral part of these financial statements.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Notes to Financial Statements

1.Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares:Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Effective June 30, 2014, Mutual Global Discovery Fund was renamed Franklin Mutual Global Discovery Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

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NOTES TO FINANCIAL STATEMENTS

1.Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

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NOTES TO FINANCIAL STATEMENTS

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counter-parties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the coun-terparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies.

A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 7and 11 regarding investment transactions and other derivative information, respectively.

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NOTES TO FINANCIAL STATEMENTS

1.Organization and Significant Accounting

Policies (continued)

d. Restricted Cash

At December 31, 2014, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day;any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

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NOTES TO FINANCIAL STATEMENTS

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.Shares of Beneficial Interest

At December 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
	2014			2013
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	46,881,605	$1,625,275,624	39,277,044	$1,262,484,145
Shares issued in reinvestment of distributions	18,056,654	605,754,122	16,798,038	556,566,980
Shares redeemed	(36,103,244)	(1,247,571,096)	(32,446,005)	(1,055,230,264)
Net increase (decrease)	28,835,015	$983,458,650	23,629,077	$763,820,861

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NOTES TO FINANCIAL STATEMENTS

2.Shares of Beneficial Interest (continued)
Year Ended December 31,
2014	2013	[a]
Shares	Amount	Shares	Amount

Class A Shares:
Sharessold	61,719,494	$2,100,805,860	67,514,512	$2,161,156,184
Sharesissuedin reinvestment of distributions	20,602,620	680,745,874	19,281,960	629,578,265
Sharesredeemed	(54,018,329)	(1,845,220,133)	(44,501,012)	(1,417,904,412)
Net increase (decrease)	28,303,785	$936,331,601	42,295,460	$1,372,830,037
Class B Shares[b]:
Sharessold	327	$9,532
Sharesredeemed	(263,544)	(7,800,736)
Net increase (decrease)	(263,217	) $	(7,791,204)
Class C Shares:
Sharessold	13,386,983	$449,946,196	14,796,292	$470,219,996
Sharesissuedin reinvestment of distributions	4,719,640	154,538,611	4,473,813	144,765,096
Sharesredeemed	(11,248,942)	(378,543,692)	(10,615,918)	(334,093,548)
Net increase (decrease)	6,857,681	$225,941,115	8,654,187	$280,891,544
Class R Shares:
Sharessold	2,510,654	$84,607,881	3,025,023	$95,077,806
Sharesissuedin reinvestment of distributions	948,190	30,987,138	971,774	31,386,222
Sharesredeemed	(3,577,569)	(120,619,696)	(3,957,937)	(124,102,361)
Net increase (decrease)	(118,725)	$(5,024,677)	38,860	$2,361,667
Class R6Shares:
Sharessold	4,042,082	$137,605,135	306,934	$10,243,048
Sharesissuedin reinvestment of distributions	88,191	2,951,083	19,028	630,574
Sharesredeemed	(304,142)	(10,553,929)	(13,647)	(466,434)
Net increase (decrease)	3,826,131	$130,002,289	312,315	$10,407,188

[a]For the period May 1, 2013 (effective date) to December 31, 2013, for Class R6.
[b]Effective March 22, 2013, all Class B shares were converted to Class A.

3.Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers,LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services,LLC (FTServices)	Administrative manager
Franklin Templeton Distributors,Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services,LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to andincluding$4 billion
0.845%	Over $4 billion,up to andincluding$7billion
0.825%	Over $7billion,up to andincluding$10billion
0.805%	Over $10billion,up to andincluding$13billion
0.785%	Over $13billion,up to andincluding$16billion
0.765%	Over $16billion,up to andincluding$19billion
0.745%	Over $19billion,up to andincluding$22billion
0.725%	Over $22billion,up to andincluding$25billion
0.705%	In excessof $25billion

Effective July 1, 2014, the Fund combined its investment management and administration agreements as approved by the Board.
The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.
Prior to July 1, 2014, the Fund paid fees to Franklin Mutual based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.800%	Up to andincluding$4 billion
0.770%	Over $4 billion,up to andincluding$7billion
0.750%	Over $7billion,up to andincluding$10billion
0.730%	Over $10billion,up to andincluding$13billion
0.710%	Over $13billion,up to andincluding$16billion
0.690%	Over $16billion,up to andincluding$19billion
0.670%	Over $19billion,up to andincluding$22billion
0.650%	In excessof $22billion

b. Administrative Fees

Effective July 1, 2014, under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to July 1, 2014, the Fund paid its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to andincluding$200million
0.135%	Over $200million,up to andincluding$700million
0.100%	Over $700million,up to andincluding$1.2billion
0.075%	In excessof $1.2billion

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS

3.Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Zand Class R6shares, pursuant to Rule 12b 1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

ClassA	0.35%
ClassC	1.00%
ClassR	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Saleschargesretainednet of commissionspaidto unaffiliated
broker/dealers	$6,957,266
CDSCretained	$230,626

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2014, the Fund paid transfer agent fees of $34,846,861, of which $12,533,354 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6transfer agent fees do not exceed 0.01% until April 30, 2015. There were no Class R6transfer agent fees waived during the year ended December 31, 2014.

4.Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2014, the custodian fees were reduced as noted in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS

5.Independent Trustees’Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2014, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projectedbenefit obligation at December 31,2014	$740,043
[b]Increase in projectedbenefit obligation	$35,896
Benefit paymentsmade to retiredtrustees	$(24,237)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities. bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.Income Taxes

The tax character of distributions paid during the years ended December 31, 2014 and 2013, was as follows:

	2014	2013
Distributionspaidfrom:
Ordinaryincome	$541,606,803	$467,985,037
Longterm capital gain	1,016,382,383	964,644,997
	$1,557,989,186	$1,432,630,034

At December 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$20,244,621,649

Unrealizedappreciation	$6,346,851,876
Unrealizeddepreciation	(1,181,741,062)
Net unrealizedappreciation (depreciation)	$5,165,110,814

Undistributedordinaryincome	$17,275,258
Undistributedlongterm capital gains	284,122,141
Distributable earnings	$301,397,399

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

7.Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2014, aggregated $6,019,636,423 and $5,509,516,279, respectively.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS

7.Investment Transactions (continued)

Transactions in options written during the year ended December 31, 2014, were as follows:

Number of
	Contracts	Premiums
Optionsoutstandingat December 31,2013	—	$—
Optionswritten	1,287	642,308
Optionsexpired	—	—
Optionsexercised	(1,287)	(642,308)
Optionsclosed	—	—
Optionsoutstandingat December 31,2014	—	$—

See Notes 1(c) and 11 regarding derivative financial instruments and other derivative information, respectively.

8.Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2014, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $176,324,885, representing 0.69% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9.Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10.Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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NOTES TO FINANCIAL STATEMENTS

At December 31, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/Units/		Acquisition
Shares	Issuer	Dates	Cost	Value
8,893	BroadbandVenturesIIILLC,securedpromissorynote,5.00%,
	2/01/12	7/01/10-11/30/12	$8,893	$—
30,279,560	FIM Coinvestor HoldingsI,LLC	11/20/06-6/02/09	—	—
3,048,000	Hightower HoldingLLC,pfd.,A,Series2	6/10/10-5/10/12	7,620,000	7,090,867
3,819,425	International Automotive ComponentsGroup Brazil LLC	4/13/06-12/26/08	2,536,498	361,241
35,491,081	International Automotive ComponentsGroup NorthAmerica LLC	1/12/06-3/18/13	29,095,371	26,873,137
47,160	OlympusRe HoldingsLtd.	12/19/01	4,405,716	—
	Total Restricted Securities (Value is0.13% of Net Assets)		$43,666,478	$34,325,245

11.Other Derivative Information

At December 31, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
HedgingInstruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange
contracts	Unrealizedappreciation on	$302,832,109	[a]	Unrealizeddepreciation on	$18,961,190
	forwardexchange contracts/			forwardexchange contracts
Net assetsconsist of –
net unrealizedappreciation
(depreciation)

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as		(Loss)for	(Depreciation)
HedgingInstruments	Statement of Operations Locations	the Year	for the Year
Foreign exchange contracts	Net realizedgain (loss)from foreign currencytransactionsand	$40,807,902	$474,974,725
futurescontracts/Net change in unrealizedappreciation
(depreciation)on translation of other assetsandliabilities
denominatedin foreign currencies

For the year ended December 31, 2014, the average month end fair value of derivatives represented 0.71% of average month end net assets. The average month end number of open derivative contracts for the year was 238.

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NOTES TO FINANCIAL STATEMENTS

11.Other Derivative Information (continued)
At December 31, 2014, the Fund’s OTC derivative assets and liabilities, are as follows:
	Gross and Net Amounts of Assets and Liabilities
	Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forwardexchange contracts	$279,041,549	$18,961,190

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At December 31, 2014, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a,b]	Received[b]	than zero)
Counterparty
BANT	$70,780,179	$(7,996,765)	$(62,593,179)	$—	$190,235
BBU	382,946	(382,946)	—	—	—
BONY	2,150,772	(324,738)	(1,826,034)	—	—
DBFX	71,520,254	(912,029)	—	(66,140,000)	4,468,225
FBCO	34,223,972	(1,789,087)	(32,434,885)	—	—
HSBC	38,980,049	(1,926,560)	(33,453,489)	(3,600,000)	—
SCBT	25,661,722	(151,005)	—	(25,510,717)	—
SSBT	35,341,655	—	—	—	35,341,655
Total	$279,041,549	$(13,483,130)	$(130,307,587)	$(95,250,717)	$40,000,115

aAt December 31, 2014, the Fund received Federal Republic of Germany Bonds, U.S. Treasury Bills and Notes as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

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NOTES TO FINANCIAL STATEMENTS

At December 31, 2014, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged[a,b]	Pledged	than zero)
Counterparty
BANT	$7,996,765	$(7,996,765)	$—	$—	$—
BBU	2,691,846	(382,946)	(2,308,900)	—	—
BONY	324,738	(324,738)	—	—	—
DBFX	912,029	(912,029)	—	—	—
FBCO	1,789,087	(1,789,087)	—	—	—
HSBC	1,926,560	(1,926,560)	—	—	—
SCBT	151,005	(151,005)	—	—	—
SSBT	3,169,160	—	—	—	3,169,160
Total	$18,961,190	$(13,483,130)	$(2,308,900)	$—	$3,169,160

aSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Notes 1(c) and 7regarding derivative financial instruments and investment transactions, respectively.

See Abbreviations on page 47.

12.Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2014, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value
	at Beginning	Gross	Gross	at End	at End	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)
Non-Controlled Affiliates
Imagine Group HoldingsLtd.	566,317	—	(566,317)	—	$—	$—	$(1,854,806)
International Automotive
ComponentsGroup
NorthAmerica LLC	35,491,081	—	—	35,491,081	26,873,137	—	—
NewPage HoldingsInc.	583,268	—	—	583,268	52,931,571	414,120	—
Total Affiliated Securities (Value is0.31% of Net Assets)					$79,804,708	$414,120	$(1,854,806)

13.Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 13, 2015, the Borrowers renewed the Global Credit Facility for a total of $2 billion, which matures on February 12, 2016.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS

13.Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not use the Global Credit Facility.

14.Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the
Fund’s financial instruments and are summarized in the following fair value hierarchy:

•Level 1 –quoted prices in active markets for identical financial instruments

•Level 2 –other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 –significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2		Level 3	Total
Assets:
Investmentsin Securities:
Equity a
Auto Components	$122,330,577	$—		$27,234,378	$149,564,955
Banks	3,538,033,041	79,875,899		—	3,617,908,940
DiversifiedFinancial Services	—	—		7,090,867	7,090,867
Machinery	170,567,958	59,494,393		—	230,062,351
Oil,Gas& Consumable Fuels	1,744,165,430	1,238,847		—	1,745,404,277
Paper & Forest Products	132,749,272	52,931,571		—	185,680,843
Real Estate Management & Development	—	—		45,529,407	45,529,407
All Other EquityInvestments[b]	15,953,954,168	—		— [c]	15,953,954,168
Corporate Bonds,NotesandSenior FloatingRate
Interests	—	915,224,501		—	915,224,501
Corporate NotesandSenior FloatingRate Interestsin
Reorganization	—	176,324,885		— [c]	176,324,885
Companiesin Liquidation	109,146	146,896,268		— [c]	147,005,414
Municipal Bonds	—	63,352,991		—	63,352,991
Short Term Investments	2,130,109,680	42,519,184		—	2,172,628,864
Total Investmentsin Securities	$23,792,019,272		$1,537,858,539	$79,854,652	$25,409,732,463
Other Financial Instruments
FuturesContracts	$23,790,560	$—		$—	$23,790,560
ForwardExchange Contracts	—	279,041,549		—	279,041,549
Total Other Financial Instruments	$23,790,560		$ 279,041,549	$—	$302,832,109

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NOTES TO FINANCIAL STATEMENTS

	Level 1	Level 2	Level 3	Total
Liabilities:
Other Financial Instruments
SecuritiesSoldShort	$158,660,383	$—	$—	$158,660,383
ForwardExchange Contracts	—	18,961,190	—	18,961,190
Total Other Financial Instruments	$158,660,383	$18,961,190	$—	$177,621,573

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at December 31, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

15.New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

16.Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other then those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	CAD	Canadian Dollar	ADR	American DepositaryReceipt
BBU	BarclaysBank PLC	CHF	SwissFranc	GO	General Obligation
BONY	Bank of New York Mellon	EUR	Euro	IDR	International DepositaryReceipt
DBFX	Deutsche Bank AG	GBP	BritishPound	PIK	Payment-In-Kind
FBCO	Credit Suisse Group AG	USD	UnitedStatesDollar
HSBC	HSBCBank USA,N.A.
SCBT	StandardCharteredBank
SSBT	State Street Bank andTrust Co.,N.A.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Global Discovery Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual Global Discovery Fund (formerly, Mutual Global Discovery Fund) (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual Global Discovery Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2015

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $1,016,382,383 as a long term capital gain dividend for the fiscal year ended December 31, 2014.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 39.13% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $681,213,916 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $62,978,783 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2014.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name,Year of Birth		Length of	Fund ComplexOverseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5Years

Edward I.Altman,Ph.D.(1941) Trustee		Since 1987	10	None
c/o Franklin Mutual Advisers,LLC
101John F. KennedyParkway
Short Hills,NJ07078-2789

Principal Occupation During at Least the Past 5Years:

MaxL. Heine Professor of Finance andDirector of The Credit andDebt MarketsResearchProgram,Salomon Center,Stern School of Business,New York University;editor andauthor of numerousfinancial publications;financial consultant;an adviser to numerousfinancial and publishingorganizations;andformerly,Vice Director,Salomon Center,Stern School of Business,New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	36	Navient Corporation (loan
c/o Franklin Mutual Advisers,LLC				management,servicingandasset
101John F. KennedyParkway				recovery)(May2014),AresCapital
Short Hills,NJ07078-2789				Corporation (specialtyfinance
company)(2010-present),United
Natural Foods,Inc. (distributor of
natural,organic andspecialtyfoods)
(2013-present),AlliedCapital
Corporation (financial services)
(2003-2010)andSLM Corporation
(Sallie Mae)(1997-2014).

Principal Occupation During at Least the Past 5Years:

Director of variouscompanies;andformerly,Executive Vice President andChief Financial Officer,NHPIncorporated(manager of multifamily housing)(1995-1997);andVice President andTreasurer,US Airways,Inc. (until 1995).

Burton J.Greenwald (1929) Trustee	Since 2002	17	Franklin Templeton EmergingMarkets
c/o Franklin Mutual Advisers,LLC			Debt OpportunitiesFundPLC and
101John F. KennedyParkway			FiduciaryInternational IrelandLimited.
Short Hills,NJ07078-2789

Principal Occupation During at Least the Past 5Years:

ManagingDirector,B.J. GreenwaldAssociates(management consultantsto the financial servicesindustry);andformerly,Chairman, FiduciaryTrust International Funds;Executive Vice President,L.F RothschildFundManagement,Inc.;President andDirector,Merit Mutual Funds;President,UnderwritingDivision andDirector,National Securities& ResearchCorporation;Governor,Investment CompanyInstitute; andChairman,ICIPublic Information Committee.

Keith E.Mitchell (1954)	Trustee	Since 2009	10	None
c/o Franklin Mutual Advisers,LLC
101John F. KennedyParkway
Short Hills,NJ07078-2789

Principal Occupation During at Least the Past 5Years:

ManagingMember,Mitchell,Hartley& Bechtel Advisers,LLC (formerly,Mitchell Advisers,LLC)(advisoryfirm);director of variousboardsof asset management firms;andformerly,ManagingDirector,Putnam Lovell NBF.

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Independent Board Members (continued)

			Number of Portfolios in
Name,Year of Birth		Length of	Fund ComplexOverseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5Years

Charles Rubens II(1930)	Trustee	Since 1998	17	None
c/o Franklin Mutual Advisers,LLC
101John F. KennedyParkway
Short Hills,NJ07078-2789

Principal Occupation During at Least the Past 5Years:

Private investor andpresident of non-profit organizations;andformerly,an executive of Time,Inc.;andTrustee of Colorado College.

Jan Hopkins Trachtman (1947) Trustee	Since 2009	10	None
c/o Franklin Mutual Advisers,LLC
101John F. KennedyParkway
Short Hills,NJ07078-2789

Principal Occupation During at Least the Past 5Years:

President andFounder,The Jan HopkinsGroup (communicationsconsultingfirm);President,Economic Clubof New York;serveson Advisory Boardof Knight Bagehot Fellowship;andformerly,Anchor/Correspondent,CNN Financial News(until 2003);ManagingDirector andHeadof Client Communications,Citigroup Private Bank (until 2005);Off-Air Reporter,ABC News’WorldNewsTonight;andEditor,CBSNetwork News.

Robert E.Wade (1946)	Trustee and	Trustee since 1993 43		El Oro Ltd(investments).
c/o Franklin Mutual Advisers,LLC Chairman of		andChairman of
101John F. KennedyParkway	the Board	the Boardsince
Short Hills,NJ07078-2789		2005
Principal Occupation Duringat Least the Past 5Years:
Attorneyat law engagedin private practice (1972-2008)andmember of variousboards.

Interested Board Members and Officers

Number of Portfolios in
Name,Year of Birth		Length of	Fund ComplexOverseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5Years

**Gregory E.Johnson (1961)	Trustee	Since 2007	147	None
One Franklin Parkway
San Mateo,CA 94403-1906

Principal Occupation During at Least the Past 5Years:

Chairman of the Board,Member –Office of the Chairman,Director,President andChief Executive Officer,Franklin Resources,Inc.;officer and/or director or trustee,asthe case maybe,of some of the other subsidiariesof Franklin Resources,Inc. andof 44 of the investment companiesin Franklin Templeton Investments;andVice Chairman,Investment CompanyInstitute.

**Peter A.Langerman (1955)	Trustee,	Trustee since	10	American International Group,Inc.
c/o Franklin Mutual Advisers,LLC President,and		2007,President,		(AIG)Credit FacilityTrust
101John F. KennedyParkway	Chief Executive andChief			(2010–2011	).
Short Hills,NJ07078-2702	Officer –	Executive Officer –
	Investment	Investment
	Management	Management since
2005

Principal Occupation During at Least the Past 5Years:

Chairman of the Board,Chief Executive Officer andPresident,Franklin Mutual Advisers,LLC;officer and/or director,asthe case maybe,of four of the investment companiesin Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name,Year of Birth		Length of	Fund ComplexOverseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5Years

Alison E.Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo,CA 94403-1906

Principal Occupation During at Least the Past 5Years:

DeputyGeneral Counsel,Franklin Templeton Investments;andofficer of some of the other subsidiariesof Franklin Resources,Inc. andof 46 of the investment companiesin Franklin Templeton Investments.

Philippe Brugere-Trelat (1949) Vice President	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5Years:

Executive Vice President,Franklin Mutual Advisers,LLC;officer of three of the investment companiesin Franklin Templeton Investments;and formerly,Portfolio Manager of Eurovest SA(FrenchregisteredInvestment Company,Sicav).

Laura F.Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo,CA 94403-1906	Officer –
Finance and
Administration

Principal Occupation During at Least the Past 5Years:

Senior Vice President,Franklin Templeton Services,LLC;andofficer of 46of the investment companiesin Franklin Templeton Investments

Aliya S.Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo,CA 94403-1906

Principal Occupation During at Least the Past 5Years:

Senior Associate General Counsel,Franklin Templeton Investments;officer of 46of the investment companiesin Franklin Templeton Investments;andformerly,Litigation Associate,Steefel,Levitt & Weiss,LLP(2000-2004).

Steven J.Gray (1955)	Secretary and	Secretary since	Not Applicable	Not Applicable
One Franklin Parkway	Vice President	2005 and Vice
San Mateo,CA 94403-1906		President since
2009

Principal Occupation During at Least the Past 5Years:

Senior Associate General Counsel,Franklin Templeton Investments;Vice President,Franklin Templeton Distributors,Inc. andFranklin Alternative StrategiesAdvisers,LLC;andofficer of 46of the investment companiesin Franklin Templeton Investments.

Selena L.Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100Fountain Parkway	–AML
St. Petersburg,FL33716-1205	Compliance

Principal Occupation During at Least the Past 5Years:

Director,Global Compliance Monitoring;Chief Compliance Officer,Franklin Alternative StrategiesAdvisers,LLC;Vice President,Franklin Templeton Companies,LLC;andofficer of 46of the investment companiesin Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name,Year of Birth		Length of	Fund ComplexOverseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5Years

Robert G.Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300S.E. 2ndStreet	Chief Financial
Fort Lauderdale,FL33301-1923 Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5Years:

Assistant Treasurer,FundAccounting,Franklin Templeton Investments;andofficer of four of the investment companiesin Franklin Templeton Investments.

Kimberly H.Novotny (1972) Vice President	Since 2013	Not Applicable	Not Applicable
300S.E. 2ndStreet
Fort Lauderdale,FL33301-1923

Principal Occupation During at Least the Past 5Years:

Associate General Counsel,Franklin Templeton Investments;Vice President andSecretary,FiduciaryTrust International of the South;Vice President,Templeton Investment Counsel,LLC;Assistant Secretary,Franklin Resources,Inc.;andofficer of 46of the investment companies in Franklin Templeton Investments.

Robert C.Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300S.E. 2ndStreet	Compliance
Fort Lauderdale,FL33301-1923 Officer

Principal Occupation During at Least the Past 5Years:

Director,Global Compliance,Franklin Templeton Investments;Vice President,Franklin Templeton Companies,LLC;officer of 46of the investment companiesin Franklin Templeton Investments;andformerly,Senior Associate General Counsel,Franklin Templeton Investments (2007-2013);andSecretaryandVice President,Templeton Group of Funds(2004-2013).

Karen L.Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo,CA 94403-1906

Principal Occupation During at Least the Past 5Years:

Senior Associate General Counsel,Franklin Templeton Investments;andofficer of 46of the investment companiesin Franklin Templeton Investments.

CraigS.Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo,CA 94403-1906

Principal Occupation During at Least the Past 5Years:

General Counsel andExecutive Vice President,Franklin Resources,Inc.;andofficer of some of the other subsidiariesof Franklin Resources, Inc. andof 46of the investment companiesin Franklin Templeton Investments.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Interested Board Members and Officers (continued)

Number of Portfolios in
Name,Year of Birth		Length of	Fund ComplexOverseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5Years

Lori A.Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300S.E. 2ndStreet
Fort Lauderdale,FL33301-1923

Principal Occupation During at Least the Past 5Years:

Senior Associate General Counsel,Franklin Templeton Investments;Assistant Secretary,Franklin Resources,Inc.;Vice President and Secretary,Templeton Investment Counsel,LLC;Vice President,FiduciaryTrust International of the South;andofficer of 46of the investment companiesin Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is an affiliate of the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and “independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention:Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Mutual Global Discovery Fund
Formerly, Mutual Global Discovery Fund

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® /342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 -(Class A, C, R & R6)
(800) 448-FUND -(Class Z)

Authorizedfor distribution onlywhen accompaniedor precededbya summaryprospectusand/or prospectus. Investorsshould carefullyconsider a fund’sinvestment goals,risks,chargesandexpensesbefore investing. A prospectuscontainsthisandother information;please readit carefullybefore investing.

To help ensure we provide you withqualityservice,all callsto andfrom our service areasare monitoredand/or recorded.

© 2015Franklin Templeton Investments. All rightsreserved.	477A 02/15

Annual Report
and Shareholder Letter
December 31, 2014

Franklin Mutual International Fund

Formerly, Mutual International Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Franklin Mutual International Fund	4
Performance Summary	9
Your Fund’s Expenses	14
Financial Highlights and
Statement of Investments	16
Financial Statements	27
Notes to Financial Statements	31
Report of Independent Registered
Public Accounting Firm	43
Tax Information	44
Board Members and Officers	45
Shareholder Information	50

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Annual Report

Franklin Mutual International Fund

(formerly, Mutual International Fund)

This annual report for Franklin Mutual International Fund covers the fiscal year ended December 31, 2014.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. The Fund normally invests at least 80% of its net assets in securities of non-U.S. issuers that the manager believes are available at prices less than their intrinsic value. The Fund invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Performance Overview

The Fund’s Class Z shares had a -1.63% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency), which measures equity performance in global developed markets outside the U.S. and Canada, generated a +5.92% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy grew moderately during the 12 months under review as U.S. economic growth expanded while growth rates in much of the rest of the world declined. As measured by the MSCI World Index, stocks in global developed markets advanced overall during the 12-month period amid a generally accommodative monetary policy environment and continued strength in corporate earnings. Oil prices declined sharply during the 12-month period, resulting from weak global demand growth and strong world supply, and gold prices ended lower amid benign global inflation and a strong

U.S. dollar.

1. Source: Morningstar.

*Weightings may be negative or may not total 100% due to rounding, use of any derivatives, unsettled trades or other factors.

In Europe, the U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the eurozone, economic growth remained subdued, as concerns persisted about the potential negative impacts to growth from the crisis in Ukraine and China’s moderating growth rate. However,

The unmanaged index is calculated in local currency and includes reinvested daily net dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 21.

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third-quarter economic growth, though meager, exceeded expectations, especially in the region’s major economies of Germany and France. In June, the European Central Bank (ECB) reduced its main interest rate and, for the first time, set a negative deposit rate; the ECB reduced both rates again in September. The ECB broadened its monetary easing stance by implementing an asset purchase program to prevent deflation and stimulate the economy. Toward period-end, the ECB cut its 2014 growth forecast for the eurozone and attributed the reduction to geopolitical risks dampening confidence and private investment.

Japan’s second- and third-quarter economic contractions indicated the economy was in a recession. However, private consumption and exports improved in the third quarter. In October, the Bank of Japan expanded its stimulus measures amid weak domestic demand and as substantially lower crude oil prices exerted further downward pressure on inflation. Toward period-end, Japan’s ruling coalition was reelected in early parliamentary elections and subsequently announced a fresh stimulus package aimed at reviving economic growth.

In several emerging markets, economic growth generally moderated. However, Brazil exited recession as government spending prior to a presidential election drove third-quarter economic growth. Emerging market equities, as measured by the MSCI Emerging Markets Index, fell for the 12-month period, amid headwinds such as soft domestic demand and weak exports in several countries. Falling crude oil prices and geopolitical tensions in certain regions, as well as concerns about the timing of U.S. interest rate increases, also pressured emerging market equities. Many emerging market currencies depreciated against the U.S. dollar, leading central banks in several countries to raise interest rates in an effort to curb inflation and support their currencies. Several other central banks lowered interest rates to promote economic growth. After implementing monetary stimulus measures to support specific sectors, China’s central bank increased its efforts to bolster the economy by cutting its benchmark interest rates for the first time since July 2012. In contrast, Russia’s central bank raised its key interest rate sharply toward period-end to limit further devaluation of the Russian ruble and contain rising inflation.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders.

Our major investment strategy is investing in undervalued stocks in Asia and Europe. We have the ability to invest in emerging markets, although this is unlikely to be a significant focus of our strategy. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies internationally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal.

In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

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FRANKLIN MUTUAL INTERNATIONAL FUND

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/14
% of Total
Net Assets
Insurance	19.7%
Banks	11.9%
Oil, Gas & Consumable Fuels	4.5%
Media	4.4%
Specialty Retail	3.8%
Capital Markets	3.7%
Hotels, Restaurants & Leisure	3.3%
Metals & Mining	3.2%
Automobiles	3.1%
Electric Utilities	2.6%

Manager’s Discussion

During the period under review, some of the Fund’s investments negatively affected performance. These included Baoxin Auto Group, glassmaker Xinyi Glass Holding, and oil and gas firm Cairn Energy.

Baoxin Auto Group is a leading Chinese automobile dealership group with a high market share in the more affluent coastal regions. The company reported weaker-than-expected results for the first half of the year due to weaker sales and increased discounting. Shares of the company also came under pressure as China’s government investigated auto dealer practices and potential ways to increase competition. Among the government’s potential actions were deregulation of dealerships, lower spare part prices and allowing parallel imports (vehicles bought at dealerships outside of the country that are shipped to China and sold at lower prices than vehicles purchased directly at local dealerships), which it plans to test in Shanghai. As the number of luxury vehicles sold in China has grown, our analysis showed that Baoxin appeared positioned to benefit from the continued growth in aftermarket sales and service, which carry significantly higher margins than car sales.

Xinyi Glass is a major Chinese diversified glass manufacturer. The company’s stock was negatively affected by a slowdown in China’s real estate sector. Xinyi’s exposure to the real estate market comes primarily through its float glass business. Float glass is used for windows in new homes. Although the real estate challenge affected Xinyi’s profit in the near term, we viewed the company’s business model as defensive. For example, its auto glass division was highly profitable and accounted for approximately half of the company’s profit. Moreover, Chinese real estate showed signs of stabilization after the

Chinese government announced various measures to support the sector. As a leader in the glass industry, Xinyi appeared to us positioned to benefit from an improvement in the real estate sector and government efforts to reduce overcapacity in glass manufacturing.

Shares of Cairn Energy declined sharply in the first quarter of 2014 following an inquiry by Indian tax authorities, which appeared to use a 2012 law to seek capital gains tax on transactions internal to Cairn, entered into in 2006–2007. Serious questions arose about the validity of the 2012 law, and its applicability to Cairn was particularly questionable as it related to internal transactions and not an actual sale. Nonetheless, the Indian tax department prohibited Cairn from selling further shares of its holding in Cairn India until this issue was resolved, calling into question the company’s ability to fund its aggressive exploration program beyond the coming year. The situation took a positive turn in May with a landslide victory by the opposition BJP party in India’s national elections. We viewed as positive the new government’s early moves in other dealings with corporations and a statement about the retroactive transfer tax. During the second half of the year, the company announced that a significant discovery of high-quality oil off the coast of Senegal seemed to offer potential for expansion of commercial operations, which appeared favorable.

Several Fund holdings increased in value during the review period. Top contributors to performance included brokerage China Galaxy Securities, China Pacific Insurance and Teva Pharmaceutical Industries.

China Galaxy Securities is a major player in the Chinese brokerage industry with the least exposure to proprietary trading among its peers. The stock rallied in August after the company announced better-than-expected first-half results. Strong gains in investment banking, asset management fees and margin financing income more than offset the deterioration in brokerage commissions; fierce competition has been driving down commission rates. The positive first-half results for 2014 built upon the solid full-year 2013 numbers issued in March. Late in the year, shares of China Galaxy, along with the Chinese equity markets in general, got a boost from a November interest rate cut by the People’s Bank of China. We sought to take advantage of the stock rally to exit our position.

China Pacific Insurance is a leading insurance conglomerate in mainland China, ranking among the top three in the life and property and casualty markets. In the first half of the year, the stock came under pressure along with those of its sector peers as premium growth declined. The weaker premium gains were due to a general move away from bank-distributed products

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Top 10 Equity Holdings
12/31/14
Company	% of Total
Sector/Industry, Country	Net Assets
NN Group NV	2.0%
Insurance, Netherlands
Industrial and Commercial Bank of China Ltd., H	1.9%
Banks, China
Accor SA	1.8%
Hotels, Restaurants & Leisure, France
Volkswagen AG, pfd.	1.8%
Automobiles, Germany
RSA Insurance Group PLC	1.7%
Insurance, U.K.
China Pacific Insurance (Group) Co. Ltd., H	1.6%
Insurance, China
Ageas	1.6%
Insurance, Belgium
SK Hynix Semiconductor Inc.	1.5%
Semiconductors & Semiconductor Equipment, South Korea
Mandarin Oriental International Ltd.	1.5%
Hotels, Restaurants & Leisure, Hong Kong
Zurich Insurance Group AG	1.5%
Insurance, Switzerland

(bancassurance), lower interest rates and poor equity returns in the Chinese market. In the fourth quarter of 2014, the company showed improving margins in its new business as the impact from the shrinking bancassurance business diminished. Equity markets in China also experienced improved returns in the final quarter, which helped the industry as a whole. China Pacific has been reorganizing its underperforming property and casualty division, which, in our view, has the potential to improve profitability. During the fourth quarter, we sought to take advantage of the stock price increase and trimmed the position.

The performance of Israel-based Teva Pharmaceutical Industries was largely driven by positive events related to the company’s most profitable drug, Copaxone, used to prevent the relapse of multiple sclerosis. In March, the U.S. Supreme Court agreed to hear Teva’s appeal (with oral arguments occurring in October) to maintain a patent, which further delayed the entrance of generic competition. The delay provided Teva the opportunity to convert more U.S. patients to its new formulation and allowed it to potentially retain a higher portion of the franchise once generic alternatives entered the market. In December, Teva received more good news regarding Copaxone with the new formulation gaining European Union approval. Investors also reacted favorably to the January 2014 announcement of a new chief executive officer as the market believed he could successfully carry on Teva’s cost-cutting restructuring program.

CFA® is a trademark owned by CFA Institute.

During the year, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance during the period.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

As fellow shareholders, we found recent relative performance disappointing, but it is not uncommon for our strategy to lag amid a strong equity market. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders. Thank you for your continued participation in Franklin Mutual International Fund. We look forward to continuing to serve your investment needs.

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FRANKLIN MUTUAL INTERNATIONAL FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Philippe Brugere-Trelat has been a co-portfolio manager for Franklin Mutual International Fund (formerly, Mutual International Fund) since 2009. Mr. Brugere-Trelat has also served as lead portfolio manager for Franklin Mutual European Fund (formerly, Mutual European Fund) since 2005 and as portfolio manager for Franklin Mutual Global Discovery Fund (formerly, Mutual Global Discovery Fund) since 2009. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Andrew Sleeman has been a co-portfolio manager for Franklin Mutual International Fund (formerly, Mutual International Fund) since 2009. He has also served as lead portfolio manager for Franklin Mutual Financial Services Fund (formerly, Mutual Financial Services Fund) since 2009. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

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Performance Summary as of December 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	12/31/14	12/31/13		Change
Z (FMIZX)	$14.59	$15.90	-$	1.31
A (FMIAX)	$14.54	$15.84	-$	1.30
C (FCMIX)	$14.38	$15.68	-$	1.30
R (FRMIX)	$14.51	$15.83	-$	1.32
R6 (FIMFX)	$14.59	$15.87	-$	1.28

Distributions (1/1/14-12/31/14)
	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
Z	$0.4335	$0.6131		$1.0466
A	$0.3840	$0.6131		$0.9971
C	$0.2799	$0.6131		$0.8930
R	$0.3672	$0.6131		$0.9803
R6	$0.4515	$0.6131		$1.0646

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FRANKLIN MUTUAL INTERNATIONAL FUND
PERFORMANCE SUMMARY

Performance as of 12/31/141

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

		Cumulative		Average Annual	Value of	Total Annual Operating Expenses[5]
Share Class		Total Return[2]		Total Return[3]	$10,000 Investment[4]	(with waiver)	(without waiver)
Z						1.17%	1.49%
1-Year		-1.63%		-1.63%	$9,837
5-Year	+	40.30%	+	7.01%	$14,030
Since Inception (5/1/09)	+	79.96%	+	10.92%	$17,996
A						1.47%	1.79%
1-Year		-1.89%		-7.55%	$9,245
5-Year	+	38.23%	+	5.43%	$13,026
Since Inception (5/1/09)	+	77.01%	+	9.45%	$16,683
C						2.17%	2.49%
1-Year		-2.58%		-3.50%	$9,650
5-Year	+	33.43%	+	5.94%	$13,343
Since Inception (5/1/09)	+	70.00%	+	9.81%	$17,000
R						1.67%	1.99%
1-Year		-2.13%		-2.13%	$9,787
5-Year	+	36.70%	+	6.45%	$13,670
Since Inception (5/1/09)	+	74.82%	+	10.36%	$17,482
R6						1.00%	2.89%
1-Year		-1.46%		-1.46%	$9,854
Since Inception (5/1/13)	+	12.43%	+	7.27%	$11,243

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index is calculated in local currency and includes reinvested daily net dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN MUTUAL INTERNATIONAL FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund invests its assets primarily in companies in a specific region, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. The Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, especially over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 4/30/15. Fund investment results reflect the expense reduction, to the extent applicable;
without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: Morningstar. The MSCI EAFE Index Net Return (Local Currency) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MUTUAL INTERNATIONAL FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

14 | Annual Report

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FRANKLIN MUTUAL INTERNATIONAL FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 7/1/14	Value 12/31/14	Period* 7/1/14–12/31/14
Z
Actual	$1,000	$974.50	$5.77
Hypothetical (5% return before expenses)	$1,000	$1,019.36	$5.90
A
Actual	$1,000	$973.10	$7.26
Hypothetical (5% return before expenses)	$1,000	$1,017.85	$7.43
C
Actual	$1,000	$969.90	$10.72
Hypothetical (5% return before expenses)	$1,000	$1,014.32	$10.97
R
Actual	$1,000	$972.00	$8.25
Hypothetical (5% return before expenses)	$1,000	$1,016.84	$8.44
R6
Actual	$1,000	$975.00	$4.98
Hypothetical (5% return before expenses)	$1,000	$1,020.16	$5.09

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 1.16%; A: 1.46%; C: 2.16%; R: 1.66%; and R6: 1.00%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Annual Report

| 15

FRANKLIN MUTUAL INTERNATIONAL FUND

Financial Highlights
		Year Ended December 31,
	2014	2013	2012	2011	2010
Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.90	$13.58	$11.83	$13.81	$12.59
Income from investment operations[a]:
Net investment income[b]	0.30 [c]	0.24	0.24	0.28	0.22
Net realized and unrealized gains (losses)	(0.57)	2.42	1.68	(1.81)	1.66
Total from investment operations	(0.27)	2.66	1.92	(1.53)	1.88
Less distributions from:
Net investment income	(0.43)	(0.24)	(0.15)	(0.30)	(0.49)
Net realized gains	(0.61)	(0.10)	(0.02)	(0.15)	(0.17)
Total distributions	(1.04)	(0.34)	(0.17)	(0.45)	(0.66)
Net asset value, end of year	$14.59	$15.90	$13.58	$11.83	$13.81

Total return	(1.63)%	19.71%	16.30%	(11.08)%	15.20%

Ratios to average net assets
Expenses before waiver, payments by affiliates and expense
reduction[d]	1.39%	1.49%	1.75%	1.80%	2.77%
Expenses net of waiver, payments by affiliates and expense
reduction[d]	1.16%[e]	1.17%[e]	1.17%	1.17%	1.17%
Expenses incurred in connection with securities sold short	—%[f]	—%	—%	—%	—%
Net investment income	1.78%[c]	1.64%	1.70%	2.12%	1.70%

Supplemental data
Net assets, end of year (000’s)	$19,940	$14,732	$10,354	$6,977	$7,968
Portfolio turnover rate	54.78%	41.47%	27.97%	41.26%	38.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.27%.
dIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
eBenefit of expense reduction rounds to less than 0.01%.
fRounds to less than 0.01%.

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN MUTUAL INTERNATIONAL FUND
			FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.84	$13.54	$11.81	$13.78	$12.58
Income from investment operations[a]:
Net investment income[b]	0.26 [c]	0.20	0.18	0.24	0.18
Net realized and unrealized gains (losses)	(0.57)	2.41	1.70	(1.80)	1.66
Total from investment operations	(0.31)	2.61	1.88	(1.56)	1.84
Less distributions from:
Net investment income	(0.38)	(0.21)	(0.13)	(0.26)	(0.47)
Net realized gains	(0.61)	(0.10)	(0.02)	(0.15)	(0.17)
Total distributions	(0.99)	(0.31)	(0.15)	(0.41)	(0.64)
Net asset value, end of year	$14.54	$15.84	$13.54	$11.81	$13.78

Total return[d]	(1.89)%	19.34%	16.01%	(11.39)%	14.86%

Ratios to average net assets
Expenses before waiver, payments by affiliates and expense
reduction[e]	1.69%	1.79%	2.05%	2.11%	3.05%
Expenses net of waiver, payments by affiliates and expense
reduction[e]	1.46%[f]	1.47%[f]	1.47%	1.48%	1.45%
Expenses incurred in connection with securities sold short	—%[g]	—%	—%	—%	—%
Net investment income	1.48%[c]	1.34%	1.40%	1.81%	1.42%

Supplemental data
Net assets, end of year (000’s)	$39,810	$35,319	$18,221	$9,212	$8,144
Portfolio turnover rate	54.78%	41.47%	27.97%	41.26%	38.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.97%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
fBenefit of expense reduction rounds to less than 0.01%.
gRounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 17

FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.68	$13.41	$11.74	$13.71	$12.54
Income from investment operations[a]:
Net investment income[b]	0.15 [c]	0.10	0.05	0.14	0.09
Net realized and unrealized gains (losses)	(0.56)	2.38	1.72	(1.78)	1.64
Total from investment operations	(0.41)	2.48	1.77	(1.64)	1.73
Less distributions from:
Net investment income	(0.28)	(0.11)	(0.08)	(0.18)	(0.39)
Net realized gains	(0.61)	(0.10)	(0.02)	(0.15)	(0.17)
Total distributions	(0.89)	(0.21)	(0.10)	(0.33)	(0.56)
Net asset value, end of year	$14.38	$15.68	$13.41	$11.74	$13.71

Total return[d]	(2.58)%	18.54%	15.14%	(11.98)%	14.02%

Ratios to average net assets
Expenses before waiver, payments by affiliates and expense
reduction[e]	2.39%	2.49%	2.75%	2.80%	3.77%
Expenses net of waiver, payments by affiliates and expense
reduction[e]	2.16%[f]	2.17%[f]	2.17%	2.17%	2.17%
Expenses incurred in connection with securities sold short	—%[g]	—%	—%	—%	—%
Net investment income	0.78%[c]	0.64%	0.70%	1.12%	0.70%

Supplemental data
Net assets, end of year (000’s)	$14,794	$14,198	$10,503	$2,667	$2,103
Portfolio turnover rate	54.78%	41.47%	27.97%	41.26%	38.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.27%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
fBenefit of expense reduction rounds to less than 0.01%.
gRounds to less than 0.01%.

18 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

	FRANKLIN MUTUAL INTERNATIONAL FUND
			FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.83	$13.54	$11.82	$13.78	$12.58
Income from investment operations[a]:
Net investment income[b]	0.18 [c]	0.15	0.11	0.21	0.16
Net realized and unrealized gains (losses)	(0.52)	2.43	1.73	(1.79)	1.64
Total from investment operations	(0.34)	2.58	1.84	(1.58)	1.80
Less distributions from:
Net investment income	(0.37)	(0.19)	(0.10)	(0.23)	(0.43)
Net realized gains	(0.61)	(0.10)	(0.02)	(0.15)	(0.17)
Total distributions	(0.98)	(0.29)	(0.12)	(0.38)	(0.60)
Net asset value, end of year	$14.51	$15.83	$13.54	$11.82	$13.78

Total return	(2.13)%	19.13%	15.70%	(11.53)%	14.54%

Ratios to average net assets
Expenses before waiver, payments by affiliates and expense
reduction[d]	1.89%	1.99%	2.25%	2.30%	3.27%
Expenses net of waiver, payments by affiliates and expense
reduction[d]	1.66%[e]	1.67%[e]	1.67%	1.67%	1.67%
Expenses incurred in connection with securities sold short	—%[f]	—%	—%	—%	—%
Net investment income	1.28%[c]	1.14%	1.20%	1.62%	1.20%

Supplemental data
Net assets, end of year (000’s)	$112	$90	$42	$12	$14
Portfolio turnover rate	54.78%	41.47%	27.97%	41.26%	38.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.77%.
dIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
eBenefit of expense reduction rounds to less than 0.01%.
fRounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 19

FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.87	$14.26
Income from investment operations[b]:
Net investment income[c]	—[d,e]	0.15
Net realized and unrealized gains (losses)	(0.22)	1.83
Total from investment operations	(0.22)	1.98
Less distributions from:
Net investment income	(0.45)	(0.27)
Net realized gains	(0.61)	(0.10)
Total distributions	(1.06)	(0.37)
Net asset value, end of year	$14.59	$15.87

Total return[f]	(1.46)%	14.09%

Ratios to average net assets[g]
Expenses before waiver, payments by affiliates and expense reduction[h]	1.24%	2.89%
Expenses net of waiver, payments by affiliates and expense reduction[h,i]	1.00%	1.00%
Expenses incurred in connection with securities sold short	—%[j]	—%
Net investment income	1.94%[d]	1.81%

Supplemental data
Net assets, end of year (000’s)	$19,398	$6
Portfolio turnover rate	54.78%	41.47%

aFor the period May 1, 2013 (commencement of operations) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.08 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.42%.
eAmount rounds to less than $0.01 per share.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
iBenefit of expense reduction rounds to less than 0.01%.
jRounds to less than 0.01%.

20 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

Statement of Investments, December 31, 2014
	Country	Shares/Rights	Value
Common Stocks and Other Equity Interests 83.0%
Aerospace & Defense 0.3%
Safran SA	France	5,305	$328,976
Airlines 1.4%
[a]International Consolidated Airlines Group SA	United Kingdom	171,728	1,301,156
Auto Components 2.5%
Cie Generale des Etablissements Michelin, B	France	5,610	510,940
Pirelli & C. SpA	Italy	65,254	885,112
Xinyi Glass Holdings Ltd.	Hong Kong	1,804,000	909,683
			2,305,735
Automobiles 0.8%
Hyundai Motor Co.	South Korea	4,796	741,044
Banks 11.9%
Bank of China Ltd., H	China	1,685,000	949,638
Barclays PLC	United Kingdom	345,167	1,310,059
BNP Paribas SA	France	13,910	829,100
[a] Commerzbank AG	Germany	73,974	982,804
Hana Financial Group Inc.	South Korea	36,587	1,070,421
HSBC Holdings PLC	United Kingdom	124,510	1,181,133
Industrial and Commercial Bank of China Ltd., H	China	2,416,518	1,763,939
[a]ING Groep NV, IDR	Netherlands	93,980	1,231,542
KB Financial Group Inc.	South Korea	16,370	541,047
[a]National Bank of Greece SA	Greece	265,853	472,873
UniCredit SpA	Italy	132,949	858,232
			11,190,788
Capital Markets 3.7%
[a,b]Anima Holding SpA, Reg S	Italy	147,765	744,505
Sun Hung Kai & Co. Ltd.	Hong Kong	1,794,748	1,370,258
UBS Group AG	Switzerland	79,130	1,360,221
			3,474,984
Construction & Engineering 1.0%
FLSmidth & Co. AS	Denmark	15,340	678,660
Sinopec Engineering Group Co. Ltd.	China	438,483	296,885
			975,545
Construction Materials 0.3%
SA des Ciments Vicat	France	3,897	281,036
Diversified Financial Services 1.4%
First Pacific Co. Ltd.	Hong Kong	560,859	555,510
Metro Pacific Investments Corp.	Philippines	7,641,400	784,871
			1,340,381
Diversified Telecommunication Services 1.3%
[a]Hellenic Telecommunications Organization SA	Greece	68,550	754,804
TDC AS	Denmark	59,831	459,117
			1,213,921
Electric Utilities 2.6%
Enel SpA	Italy	285,032	1,274,708
Power Assets Holdings Ltd.	Hong Kong	116,000	1,125,001
			2,399,709

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Annual Report

| 21

FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT OF INVESTMENTS

	Country	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)
Food & Staples Retailing 0.6%
Metro AG	Germany	19,696	$603,192
Hotels, Restaurants & Leisure 3.3%
Accor SA	France	36,940	1,669,001
Mandarin Oriental International Ltd.	Hong Kong	843,361	1,412,630
			3,081,631
Industrial Conglomerates 1.3%
Jardine Matheson Holdings Ltd.	Hong Kong	5,400	329,130
Jardine Strategic Holdings Ltd.	Hong Kong	9,200	314,640
Koninklijke Philips NV	Netherlands	17,529	512,223
Siemens AG	Germany	283	32,103
			1,188,096
Insurance 19.7%
ACE Ltd.	United States	8,447	970,391
Ageas	Belgium	41,254	1,472,811
Assicurazioni Generali SpA	Italy	65,433	1,345,957
Catlin Group Ltd.	United Kingdom	66,531	695,840
China Pacific Insurance (Group) Co. Ltd., H	China	300,632	1,517,903
Direct Line Insurance Group PLC	United Kingdom	276,458	1,255,256
Friends Life Group Ltd.	United Kingdom	239,476	1,366,919
Korean Reinsurance Co.	South Korea	79,350	783,517
Lancashire Holdings Ltd.	United Kingdom	130,253	1,136,942
[a] NN Group NV	Netherlands	40,680	1,222,940
[a,c] NN Group NV, 144A	Netherlands	21,537	647,455
PICC Property and Casualty Co. Ltd., H	China	490,509	953,949
[a] RSA Insurance Group PLC	United Kingdom	229,775	1,557,954
[a] Storebrand ASA	Norway	241,009	941,971
UNIQA Insurance Group AG	Austria	135,747	1,277,402
Zurich Insurance Group AG	Switzerland	4,450	1,395,157
			18,542,364
Machinery 2.0%
CNH Industrial NV (EUR Traded)	United Kingdom	30,305	245,683
CNH Industrial NV, special voting (EUR Traded)	United Kingdom	16,517	133,903
IMI PLC	United Kingdom	56,077	1,103,953
Vossloh AG	Germany	6,344	410,679
			1,894,218
Marine 0.9%
A.P. Moeller-Maersk AS, B	Denmark	440	884,304
Media 4.4%
[a] Liberty Global PLC, C	United Kingdom	19,415	937,939
Nine Entertainment Co. Holdings Ltd.	Australia	488,468	761,773
Reed Elsevier PLC	United Kingdom	33,489	574,192
RTL Group SA	Germany	4,470	427,936
Seven West Media Ltd.	Australia	400,878	441,878
Sinomedia Holding Ltd.	China	1,680,346	949,183
			4,092,901

22 | Annual Report

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT OF INVESTMENTS

	Country	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)
Metals & Mining 3.2%
Anglo American PLC	United Kingdom	20,638	$386,182
[a] ThyssenKrupp AG	Germany	47,379	1,218,806
Voestalpine AG	Austria	34,982	1,388,154
			2,993,142
Multiline Retail 1.9%
Hyundai Department Store Co. Ltd.	South Korea	11,614	1,306,065
Marks & Spencer Group PLC	United Kingdom	61,707	460,523
			1,766,588
Oil, Gas & Consumable Fuels 4.5%
BG Group PLC	United Kingdom	69,054	931,038
BP PLC	United Kingdom	111,218	712,491
[a] Cairn Energy PLC	United Kingdom	212,312	590,711
China Shenhua Energy Co. Ltd., H	China	363,941	1,074,839
Repsol SA	Spain	8,009	150,645
Repsol SA (interim line)	Spain	235	4,420
[a] Repsol SA, rts., 1/08/15	Spain	19	11
Royal Dutch Shell PLC, A	United Kingdom	23,039	771,083
			4,235,238
Pharmaceuticals 2.0%
Novartis AG	Switzerland	9,469	879,564
Teva Pharmaceutical Industries Ltd., ADR	Israel	17,640	1,014,476
			1,894,040
Real Estate Investment Trusts (REITs) 1.0%
Hibernia REIT PLC	Ireland	685,800	900,352
Real Estate Management & Development 2.0%
Dalian Wanda Commercial Properties Co. Ltd., H	China	177,800	1,131,608
Takara Leben Co. Ltd.	Japan	180,400	790,402
			1,922,010
Road & Rail 1.1%
[a] CAR Inc.	China	625,709	842,461
[a] FirstGroup PLC	United Kingdom	95,639	159,061
			1,001,522
Semiconductors & Semiconductor Equipment 1.5%
[a] SK Hynix Semiconductor Inc.	South Korea	33,287	1,453,202
Specialty Retail 3.8%
Baoxin Auto Group Ltd.	China	1,746,889	1,011,553
China ZhengTong Auto Services Holdings Ltd.	China	2,187,887	962,180
[a] Dufry AG	Switzerland	5,954	892,321
Kingfisher PLC	United Kingdom	132,792	704,777
			3,570,831
Technology Hardware, Storage & Peripherals 1.4%
Samsung Electronics Co. Ltd.	South Korea	1,101	1,335,784
Wireless Telecommunication Services 1.2%
Vodafone Group PLC	United Kingdom	334,960	1,162,460
Total Common Stocks and Other Equity Interests
(Cost $77,171,198)			78,075,150

franklintempleton.com		Annual Report | 23

FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT OF INVESTMENTS

	Country	Shares/Rights	Value
Preferred Stocks 2.3%
Automobiles 2.3%
Hyundai Motor Co., pfd.	South Korea	3,996	$462,162
Volkswagen AG, pfd.	Germany	7,400	1,653,356
Total Preferred Stocks (Cost $2,133,979)			2,115,518
Total Investments before Short Term Investments
(Cost $79,305,177)			80,190,668

		Principal Amount
Short Term Investments 10.2%
U.S. Government and Agency Securities 10.2%
[d] FHLB, 1/02/15	United States	$1,600,000	1,600,000
[d] U.S. Treasury Bills,
1/02/15	United States	6,500,000	6,500,000
4/09/15	United States	500,000	499,967
[e]5/14/15	United States	1,000,000	999,844
Total U.S. Government and Agency Securities
(Cost $9,599,718)			9,599,811
Total Investments (Cost $88,904,895) 95.5%			89,790,479
Other Assets, less Liabilities 4.5%			4,263,047
Net Assets 100.0%			$94,053,526

aNon-income producing.
bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2014, the value of this security was
$744,505, representing 0.79% of net assets.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2014, the value of this security was $647,455, representing 0.69% of net assets.
dThe security is traded on a discount basis with no stated coupon rate.
eSecurity or a portion of the security has been pledged as collateral for open futures contracts. At December 31, 2014, the value of this security and/or cash pledged as collat-
eral was $239,954, representing 0.26% of net assets.

24 | Annual Report

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				FRANKLIN MUTUAL INTERNATIONAL FUND
					STATEMENT OF INVESTMENTS

At December 31, 2014, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
			Number of	Notional Expiration		Unrealized	Unrealized
Description		Type Contracts		Value	Date	Appreciation	Depreciation
Currency Contracts
CHF/USD		Short	1	$125,925	3/16/15	$2,934	$—
EUR/USD		Short	54	8,172,225	3/16/15	195,879	—
GBP/USD		Short	41	3,989,813	3/16/15	22,999	—
Unrealized appreciation (depreciation)						221,812	—
Net unrealized appreciation (depreciation)						$221,812

At December 31, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
Euro	BANT	Buy	73,443	$92,939	1/20/15	$—	$(4,053)
Euro	BANT	Sell	8,270,190	11,120,193	1/20/15	1,111,047	—
Euro	BBU	Sell	19,020	23,855	1/20/15	836	—
Euro	BONY	Sell	1,005,587	1,276,261	1/20/15	59,232	—
Euro	DBFX	Buy	2,278,501	2,913,602	1/20/15	—	(156,005)
Euro	DBFX	Sell	359,033	456,656	1/20/15	22,131	—
Euro	FBCO	Buy	94,905	119,497	1/20/15	—	(4,637)
Euro	FBCO	Sell	3,542,274	4,578,769	1/20/15	291,668	—
Euro	HSBC	Buy	136,704	171,542	1/20/15	—	(6,094)
Euro	HSBC	Sell	302,359	391,427	1/20/15	25,492	—
Euro	SCBT	Buy	45,025	57,445	1/20/15	—	(2,953)
Euro	SCBT	Sell	19,613	26,240	1/20/15	2,503	—
Euro	SSBT	Buy	135,409	168,738	1/20/15	—	(4,857)
Euro	SSBT	Sell	568,982	729,151	1/20/15	40,531	—
South Korean Won	BANT	Buy	152,731,000	142,739	2/12/15	—	(3,402)
South Korean Won	BANT	Sell	1,847,320,796	1,774,615	2/12/15	90,490	(1,197)
South Korean Won	BONY	Sell	160,779,040	155,789	2/12/15	9,109	—
South Korean Won	FBCO	Sell	2,623,257,779	2,527,171	2/12/15	133,956	—
South Korean Won	HSBC	Buy	2,120,690,836	2,016,573	2/12/15	696	(82,550)
South Korean Won	HSBC	Sell	6,057,860,882	5,758,352	2/12/15	241,953	(10,224)
Swiss Franc	BANT	Buy	112,062	119,291	2/12/15	—	(6,491)
Swiss Franc	BANT	Sell	2,119,820	2,344,304	2/12/15	210,521	—
Swiss Franc	BONY	Sell	85,672	90,045	2/12/15	3,809	—
Swiss Franc	DBFX	Buy	90,344	94,917	2/12/15	—	(3,978)
Swiss Franc	DBFX	Sell	71,304	74,947	2/12/15	3,173	—
Swiss Franc	FBCO	Buy	221,269	232,282	2/12/15	—	(9,556)
Swiss Franc	FBCO	Sell	715,925	753,597	2/12/15	32,956	—
Swiss Franc	HSBC	Buy	77,638	80,808	2/12/15	—	(2,658)
Swiss Franc	HSBC	Sell	73,885	75,627	2/12/15	1,255	—
Swiss Franc	SSBT	Buy	162,388	170,379	2/12/15	—	(6,922)
Swiss Franc	SSBT	Sell	497,090	521,512	2/12/15	21,148	—
Danish Krone	BANT	Buy	415,070	70,481	2/17/15	—	(3,012)
Danish Krone	BANT	Sell	509,417	86,838	2/17/15	4,034	—
Danish Krone	BBU	Buy	17,845	2,973	2/17/15	—	(72)
Danish Krone	BONY	Buy	159,606	27,137	2/17/15	—	(1,194)
Danish Krone	DBFX	Buy	198,330	33,535	2/17/15	—	(1,297)
Danish Krone	DBFX	Sell	897,440	155,798	2/17/15	9,922	—
Danish Krone	SSBT	Buy	30,797	5,160	2/17/15	—	(154)

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FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
Danish Krone	SSBT	Sell	6,268,641	$1,124,581	2/17/15	$105,635	$—
British Pound	BANT	Buy	435,558	696,789	2/19/15	17	(18,169)
British Pound	BANT	Sell	2,997,404	4,971,719	2/19/15	301,501	—
British Pound	BBU	Buy	48,085	76,827	2/19/15	—	(1,907)
British Pound	BONY	Sell	74,643	119,500	2/19/15	3,199	—
British Pound	DBFX	Buy	159,912	253,779	2/19/15	—	(4,622)
British Pound	FBCO	Buy	205,507	328,480	2/19/15	—	(8,282)
British Pound	FBCO	Sell	2,627,271	4,374,994	2/19/15	281,476	—
British Pound	HSBC	Buy	226,961	359,352	2/19/15	63	(5,790)
British Pound	HSBC	Sell	98,461	157,071	2/19/15	3,660	—
British Pound	SSBT	Buy	354,179	561,519	2/19/15	379	(10,057)
British Pound	SSBT	Sell	2,614,487	4,355,373	2/19/15	281,773	—
Australian Dollar	HSBC	Sell	1,474,120	1,201,017	2/23/15	2,064	—
Philippine Peso	BONY	Buy	6,938,163	154,898	3/23/15	120	(628)
Philippine Peso	BONY	Sell	40,942,393	914,832	3/23/15	4,044	(275)
Japanese Yen	BONY	Sell	99,473,355	932,652	4/22/15	101,577	—
Japanese Yen	DBFX	Buy	27,044,312	229,507	4/22/15	—	(3,559)
Japanese Yen	DBFX	Sell	6,080,570	56,263	4/22/15	5,462	—
Japanese Yen	FBCO	Buy	2,279,805	19,257	4/22/15	—	(210)
Japanese Yen	FBCO	Sell	15,206,143	132,633	4/22/15	5,590	—
Japanese Yen	HSBC	Buy	16,525,283	140,768	4/22/15	—	(2,703)
Japanese Yen	HSBC	Sell	19,024,336	162,439	4/22/15	4,143	(648)
Euro	BANT	Sell	1,152,052	1,436,989	5/18/15	41,143	—
Euro	DBFX	Sell	91,264	112,429	5/18/15	1,852	—
Euro	FBCO	Sell	45,077	55,761	5/18/15	1,145	—
Euro	HSBC	Sell	76,527	93,482	5/18/15	760	—
Euro	SSBT	Sell	85,838	105,847	5/18/15	1,845	—
Norwegian Krone	BANT	Buy	984,884	135,811	5/21/15	—	(4,444)
Norwegian Krone	BANT	Sell	129,775	17,513	5/21/15	203	—
Norwegian Krone	BBU	Buy	151,445	20,248	5/21/15	—	(48)
Norwegian Krone	BONY	Buy	225,347	31,249	5/21/15	—	(1,192)
Norwegian Krone	BONY	Sell	277,100	37,029	5/21/15	69	—
Norwegian Krone	DBFX	Buy	172,440	23,351	5/21/15	—	(350)
Norwegian Krone	DBFX	Sell	8,164,448	1,194,191	5/21/15	105,204	—
Unrealized appreciation (depreciation)						3,569,386	(374,190)
Net unrealized appreciation (depreciation)						$3,195,196
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.
See Abbreviations on page 42.

26 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL INTERNATIONAL FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2014

Assets:
Investments in securities:
Cost	$88,904,895
Value	$89,790,479
Cash	13,808
Foreign currency, at value (cost $994,945)	996,520
Receivables:
Investment securities sold	213,740
Capital shares sold	221,791
Dividends	63,193
Variation margin	32,075
Unrealized appreciation on forward exchange contracts	3,569,386
Total assets	94,900,992
Liabilities:
Payables:
Investment securities purchased	46,907
Capital shares redeemed	236,612
Management fees	65,063
Distribution fees	43,777
Transfer agent fees	11,839
Trustees’ fees and expenses	54
Professional fees	49,386
Unrealized depreciation on forward exchange contracts	374,190
Accrued expenses and other liabilities	19,638
Total liabilities	847,466
Net assets, at value	$94,053,526
Net assets consist of:
Paid-in capital	$91,109,400
Distributions in excess of net investment income	(485,936)
Net unrealized appreciation (depreciation)	4,300,562
Accumulated net realized gain (loss)	(870,500)
Net assets, at value	$94,053,526

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FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31, 2014

Class Z:
Net assets, at value	$19,940,131
Shares outstanding	1,366,414
Net asset value and maximum offering price per share	$14.59
Class A:
Net assets, at value	$39,809,589
Shares outstanding	2,738,073
Net asset value per share[a]	$14.54
Maximum offering price per share (net asset value per share ÷ 94.25%)	$15.43
Class C:
Net assets, at value	$14,794,001
Shares outstanding	1,028,847
Net asset value and maximum offering price per share[a]	$14.38
Class R:
Net assets, at value	$112,033
Shares outstanding	7,720
Net asset value and maximum offering price per share	$14.51
Class R6:
Net assets, at value	$19,397,772
Shares outstanding	1,329,676
Net asset value and maximum offering price per share	$14.59

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
28 | Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2014

Investment income:
Dividends (net of foreign taxes of $109,742)	$2,151,683
Interest	7,211
Total investment income	2,158,894
Expenses:
Management fees (Note 3a)	618,658
Administrative fees (Note 3b)	24,868
Distribution fees: (Note 3c)
Class A	112,414
Class C	145,003
Class R	470
Transfer agent fees: (Note 3e)
Class Z	23,795
Class A	56,900
Class C	22,020
Class R	143
Class R6	102
Custodian fees (Note 4)	16,991
Reports to shareholders	33,755
Registration and filing fees	73,970
Professional fees	88,136
Trustees’ fees and expenses	1,535
Dividends on securities sold short	2,333
Excise tax (Note 1f)	19,600
Other	30,292
Total expenses	1,270,985
Expense reductions (Note 4)	(136)
Expenses waived/paid by affiliates (Note 3f)	(169,865)
Net expenses	1,100,984
Net investment income	1,057,910
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	3,232,151
Foreign currency transactions	(1,351,564)
Futures contracts	668,963
Securities sold short	7,798
Net realized gain (loss)	2,557,348
Net change in unrealized appreciation (depreciation) on:
Investments	(10,462,870)
Translation of other assets and liabilities denominated in foreign currencies	4,976,705
Net change in unrealized appreciation (depreciation)	(5,486,165)
Net realized and unrealized gain (loss)	(2,928,817)
Net increase (decrease) in net assets resulting from operations	$(1,870,907)

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FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets
	Year Ended December 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$1,057,910	$645,464
Net realized gain (loss) from investments, foreign currency transactions and futures
contracts	2,557,348	1,394,372
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	(5,486,165)	7,143,327
Net increase (decrease) in net assets resulting from operations	(1,870,907)	9,183,163
Distributions to shareholders from:
Net investment income:
Class Z	(523,715)	(218,779)
Class A	(944,114)	(447,845)
Class C	(268,761)	(94,563)
Class R	(2,686)	(1,045)
Class R6	(446,640)	(94)
Net realized gains:
Class Z	(781,116)	(92,660)
Class A	(1,515,476)	(222,263)
Class C	(593,424)	(91,241)
Class R	(4,446)	(585)
Class R6	(759,333)	(36)
Total distributions to shareholders	(5,839,711)	(1,169,111)
Capital share transactions: (Note 2)
Class Z	6,711,687	2,483,765
Class A	7,674,681	12,890,819
Class C	1,833,944	1,795,889
Class R	32,032	35,105
Class R6	21,167,542	5,000
Total capital share transactions	37,419,886	17,210,578
Net increase (decrease) in net assets	29,709,268	25,224,630
Net assets:
Beginning of year	64,344,258	39,119,628
End of year	$94,053,526	$64,344,258
Distributions in excess of net investment income included in net assets:
End of year	$(485,936)	$(233,787)

30 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL INTERNATIONAL FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual International Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Effective June 30, 2014, Mutual International Fund was renamed Franklin Mutual International Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the

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FRANKLIN MUTUAL INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives

32 | Annual Report

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FRANKLIN MUTUAL INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

Association (ISDA) master agreements with certain counter-parties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote OTC option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swap-tion), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 9 regarding investment transactions and other derivative information, respectively.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At December 31, 2014, the Fund had no securities sold short.

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FRANKLIN MUTUAL INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

e. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2014, the Fund had no securities on loan.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. However, during the period the Fund retained a portion of its taxable income and net realized gains and as result incurred an excise tax of $19,600 as noted in the Statement of Operations. No further provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

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NOTES TO FINANCIAL STATEMENTS

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
		2014		2013 [a]
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	529,983	$8,226,852	532,453	$7,747,736
Shares issued in reinvestment of distributions	86,650	1,263,366	19,629	304,656
Shares redeemed	(176,966)	(2,778,531)	(387,998)	(5,568,627)
Net increase (decrease)	439,667	$6,711,687	164,084	$2,483,765
Class A Shares:
Shares sold	901,338	$13,970,519	1,274,923	$18,493,067
Shares issued in reinvestment of distributions	165,114	2,404,279	42,070	650,456
Shares redeemed	(558,333)	(8,700,117)	(432,923)	(6,252,704)
Net increase (decrease)	508,119	$7,674,681	884,070	$12,890,819
Class C Shares:
Shares sold	262,947	$4,041,488	260,176	$3,760,594
Shares issued in reinvestment of distributions	59,615	859,241	12,115	185,013
Shares redeemed	(199,373)	(3,066,785)	(149,858)	(2,149,718)
Net increase (decrease)	123,189	$1,833,944	122,433	$1,795,889
Class R Shares:
Shares sold	3,627	$57,262	10,728	$158,252
Shares issued in reinvestment of distributions	490	7,132	106	1,631
Shares redeemed	(2,078)	(32,362)	(8,221)	(124,778)
Net increase (decrease)	2,039	$32,032	2,613	$35,105
Class R6 Shares:
Shares sold	1,298,073	$20,764,282	351	$5,000
Shares issued in reinvestment of distributions	83,260	1,205,600	—	—
Shares redeemed	(52,008)	(802,340)	—	—
Net increase (decrease)	1,329,325	$21,167,542	351	$5,000

[a]For the period May 1, 2013 (effective date) to December 31, 2013, for Class R6.

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual of 0.875% per year of the average daily net assets of the Fund.

Effective July 1, 2014, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to July 1, 2014, the Fund paid fees to Franklin Mutual of 0.800% per year of the average daily net assets of the Fund.

b. Administrative Fees

Effective July 1, 2014, under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to July 1, 2014, the Fund paid its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

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NOTES TO FINANCIAL STATEMENTS

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$20,007
CDSC retained	$1,754

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2014, the Fund paid transfer agent fees of $102,960, of which $63,658 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Franklin Mutual has contractually agreed in advance to waive or limit its respective fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.17%, and Class R6 does not exceed 1.00% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2015. Prior to the combining of the investment management and administrative agreements, the Fund had a contractual fee agreement with FT Services, which was eliminated effective July 1, 2014.

g. Other Affiliated Transactions

At December 31, 2014, one or more of the funds in the Franklin Fund Allocator Series owned 20.54% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

5. Independent Trustees’ Retirement Plan (continued)

During the year ended December 31, 2014, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2014	$54
[b]Increase in projected benefit obligation	$122
Benefit payments made to retired trustees	$(68)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities. bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At December 31, 2014, the Fund deferred late-year ordinary losses of $12,474.

The tax character of distributions paid during the years ended December 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$2,185,916	$1,034,231
Long term capital gain	3,653,795	134,880
	$5,839,711	$1,169,111

At December 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$89,411,028

Unrealized appreciation	$7,262,499
Unrealized depreciation	(6,883,048)
Net unrealized appreciation (depreciation)	$379,451

Undistributed ordinary income	$1,000,447
Undistributed long term capital gains	1,462,303
Distributable earnings	$2,462,750

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2014, aggregated $63,235,778 and $36,935,940, respectively.

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NOTES TO FINANCIAL STATEMENTS

Transactions in options written during the year ended December 31, 2014, were as follows:

Number of
	Contracts	Premiums
Options outstanding at December 31, 2013	—	$—
Options written	3	1,504
Options expired	—	—
Options exercised	(3)	(1,504)
Options closed	—	—
Options outstanding at December 31, 2014	—	$—

See Notes 1(c) and 9 regarding derivative financial instruments and other derivative information, respectively.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At December 31, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange
contracts	Unrealized appreciation on forward	$3,791,198	[a]	Unrealized depreciation on	$374,190
	exchange contracts / Net assets			forward exchange contracts
consist of – net unrealized
appreciation (depreciation)

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Year	for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and	$(639,656)	$4,979,268

futures contracts / Net change in unrealized appreciation
(depreciation) on translation of other assets and liabilities denominated in foreign currencies

For the year ended December 31, 2014, the average month end fair value of derivatives represented 2.28% of average month end net assets. The average month end number of open derivative contracts for the year was 230.

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

9. Other Derivative Information (continued)
At December 31, 2014, the Fund’s OTC derivative assets and liabilities, are as follows:
	Gross and Net Amounts of Assets and Liabilities Presented
	in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$3,569,386	$374,190

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At December 31, 2014, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received [a,b]	Received	than zero)
Counterparty
BANT	$1,758,956	$(40,768)	$(1,623,968)	$—	$94,220
BBU	836	(836)	—	—	—
BONY	181,159	(3,289)	(103,465)	—	74,405
DBFX	147,744	(147,744)	—	—	—
FBCO	746,791	(22,685)	(538,063)	—	186,043
HSBC	280,086	(110,667)	(169,419)	—	—
SCBT	2,503	(2,503)	—	—	—
SSBT	451,311	—	—	—	451,311
Total	$3,569,386	$(328,492)	$(2,434,915)	$—	$805,979

aAt December 31, 2014, the Fund received U.S. Treasury Bonds and Notes as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollater-
alization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

At December 31, 2014, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BANT	$40,768	$(40,768)	$—	$—	$—
BBU	2,027	(836)	—	—	1,191
BONY	3,289	(3,289)	—	—	—
DBFX	169,811	(147,744)	—	—	22,067
FBCO	22,685	(22,685)	—	—	—
HSBC	110,667	(110,667)	—	—	—
SCBT	2,953	(2,503)	—	—	450
SSBT	21,990	—	—	—	21,990
Total	$374,190	$(328,492)	$—	$—	$45,698

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

See Notes 1(c) and 7 regarding derivative financial instrument and investment transactions, respectively.

See Abbreviations on page 42.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 13, 2015, the Borrowers renewed the Global Credit Facility for a total of $2 billion, which matures on February 12, 2016.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

11. Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Machinery	$1,760,315	$133,903	—	$1,894,218
Oil, Gas & Consumable Fuels	4,230,818	4,420	—	4,235,238
All Other Equity Investments[b]	74,061,212	—	—	74,061,212
Short Term Investments	7,999,811	1,600,000	—	9,599,811
Total Investments in Securities	$88,052,156	$1,738,323	$—	$89,790,479
Other Financial Instruments
Futures Contracts	$221,812	$—	$—	$221,812
Forward Exchange Contracts	—	3,569,386	—	3,569,386
Total Other Financial Instruments	$221,812	$3,569,386	$—	$3,791,198
Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$374,190	$—	$374,190

[a]Includes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

12. New Accounting Pronouncements

In June 2014, Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BBU	Barclays Bank PLC	GBP	British Pound	FHLB	Federal Home Loan Bank
BONY	Bank of New York Mellon	CHF	Swiss Franc	IDR	International Depositary Receipt
DBFX	Deutsche Bank AG	USD	United States Dollar
FBCO	Credit Suisse Group AG
HSBC	HSBC Bank USA, N.A.
SCBT	Standard Chartered Bank
SSBT	State Street Bank and Trust Co., N.A.

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FRANKLIN MUTUAL INTERNATIONAL FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of the Franklin Mutual International Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual International Fund (formerly, Mutual International Fund) (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual International Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2015

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FRANKLIN MUTUAL INTERNATIONAL FUND

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $3,653,795 as a long term capital gain dividend for the fiscal year ended December 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $1,423,590 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 18, 2014, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign source qualified dividends as reported by the Fund, to Class Z, Class A, Class C, Class R and Class R6 shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class Z	$0.0182	$0.2771	$0.1740
Class A	$0.0182	$0.2401	$0.1508
Class C	$0.0182	$0.1633	$0.1025
Class R	$0.0182	$0.2281	$0.1431
Class R6	$0.0182	$0.2907	$0.1825

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2015, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2014. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2014 individual income tax returns.

1 Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	10	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	36	Navient Corporation (loan
c/o Franklin Mutual Advisers, LLC				management, servicing and asset
101 John F. Kennedy Parkway				recovery) (May 2014), Ares Capital
Short Hills, NJ 07078-2789				Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) Trustee	Since 2002	17	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC			Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway			Fiduciary International Ireland Limited.
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954)	Trustee	Since 2009	10	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm); director of various boards of asset management firms; and formerly, Managing Director, Putnam Lovell NBF.

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FRANKLIN MUTUAL INTERNATIONAL FUND

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Charles Rubens II (1930)	Trustee	Since 1998	17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947) Trustee	Since 2009	10	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on Advisory Board of Knight Bagehot Fellowship; and formerly, Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Robert E. Wade (1946)	Trustee and	Trustee since 1993 43		El Oro Ltd (investments).
c/o Franklin Mutual Advisers, LLC Chairman of		and Chairman of
101 John F. Kennedy Parkway	the Board	the Board since
Short Hills, NJ 07078-2789		2005
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	147	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Peter A. Langerman (1955)	Trustee,	Trustee since	10	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC President, and		2007, President,		(AIG) Credit Facility Trust
101 John F. Kennedy Parkway	Chief Executive and Chief			(2010–2011	).
Short Hills, NJ 07078-2702	Officer –	Executive Officer –
	Investment	Investment
	Management	Management since
2005

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of four of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice President	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway
Short Hills NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Franklin Mutual Advisers, LLC; officer of three of the investment companies in Franklin Templeton Investments; and formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Secretary and	Secretary since	Not Applicable	Not Applicable
One Franklin Parkway	Vice President	2005 and Vice
San Mateo, CA 94403-1906		President since
2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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FRANKLIN MUTUAL INTERNATIONAL FUND

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Robert G. Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:

Assistant Treasurer, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is an affiliate of the Fund’s investment manager.
Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and
“independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange
Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI

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FRANKLIN MUTUAL INTERNATIONAL FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Mutual International Fund
Formerly, Mutual International Fund

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, C, R & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	373 A 02/15

Annual Report
and Shareholder Letter
December 31, 2014

Franklin Mutual Quest Fund

Formerly, Mutual Quest Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report

Franklin Mutual Quest Fund	4
Performance Summary	9
Your Fund’s Expenses	14
Financial Highlights and
Statement of Investments	16
Financial Statements	30
Notes to Financial Statements	34
Report of Independent Registered
Public Accounting Firm	50
Tax Information	51
Board Members and Officers	52
Shareholder Information	57

|	1

Annual Report

Franklin Mutual Quest Fund

(formerly, Mutual Quest Fund)

This annual report for Franklin Mutual Quest Fund covers the fiscal year ended December 31, 2014.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 50% of its assets in foreign securities.

Performance Overview

The Fund’s Class Z shares delivered a +3.44% cumulative total return for the 12 months ended December 31, 2014. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, generated a +13.69% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy grew moderately during 2014 as U.S. economic growth expanded while growth rates in much of the rest of the world declined. U.S. economic activity was supported in some quarters by increased consumer spending, business investment and federal defense spending. The housing market strengthened, and lower gasoline prices and improved job growth contributed to rising retail sales. The U.S. Federal Reserve Board (Fed) began reducing its large-scale bond purchases $10 billion a month in January and ended the buying program in October. But it continued its practice of maintaining holdings of longer term securities at

*Weightings may be negative or may not total 100% due to rounding, use of any derivatives, unsettled trades or other factors.

sizable levels. Toward period-end, the Fed stated that it could be patient with regard to raising interest rates and that the interest rate might not rise for at least a couple of meetings, possibly implying at least the first two meetings of 2015.

Outside the U.S., the U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the eurozone, economic growth remained subdued, as concerns persisted about the potential negative impacts to growth from the crisis in Ukraine and China’s moderating growth rate. In June, the European Central Bank (ECB) reduced its main interest rate and, for the first time, set a negative deposit rate; the

1. Source: Morningstar.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 21.

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ECB reduced both rates again in September. The ECB broadened its monetary easing stance by implementing an asset purchase program to prevent deflation and stimulate the economy. Japan’s second- and third-quarter economic contractions indicated the economy was in a recession, although private consumption and exports improved in the third quarter. In October, the Bank of Japan expanded its stimulus measures amid weak domestic demand and as substantially lower crude oil prices exerted further downward pressure on inflation. Near period-end, Japan’s ruling coalition was reelected in early parliamentary elections and subsequently announced a fresh stimulus package aimed at reviving economic growth.

Global developed market stocks, as measured by the MSCI World Index, advanced overall during the 12-month period amid a generally accommodative monetary policy environment and continued strength in corporate earnings. In several emerging markets, economic growth generally moderated. Emerging market stocks overall, as measured by the MSCI Emerging Markets Index, fell for the year, amid headwinds such as soft domestic demand, weak exports, plummeting crude oil prices, regional geopolitical tensions and concerns about possible U.S. interest rate increases. Many emerging market currencies depreciated against the U.S. dollar, leading several central banks to raise interest rates seeking to support their currencies. Several other central banks lowered interest rates to promote economic growth. Gold prices ended the year lower amid benign global inflation and a strong U.S. dollar.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/14
% of Total
Net Assets
Media	8.0%
Insurance	6.8%
Banks	5.4%
Tobacco	5.1%
Oil, Gas & Consumable Fuels	5.0%
Technology Hardware, Storage & Peripherals	5.0%
Automobiles	4.7%
Diversified Telecommunication Services	3.0%
Wireless Telecommunication Services	2.8%
Energy Equipment & Services	2.3%

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

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Manager’s Discussion

Many Fund investments increased in value during the 12-month period. Top contributors to performance included specialty telecommunications company Sorenson Communications, real estate investment trust Spirit Realty Capital and Teva Pharmaceutical Industries.

Sorenson Communications offers videophones, applications and video relay services to the hearing impaired. The Fund’s investment in the company’s debt appreciated during the period. In September, a U.S. Court of Appeals ruled against Sorenson and in favor of the Federal Communications Commission (FCC) regarding the government agency’s 2013 move to lower the reimbursement rate paid to Sorenson. However, the court sided with Sorenson regarding an FCC rule that required improved services without factoring in the additional costs required to comply. In early March, the company filed a prearranged bankruptcy plan seeking to restructure its balance sheet and gain time to negotiate reimbursement rates with the FCC.

Spirit Realty Capital invests in single-tenant, operationally essential real estate leased to companies operating in a variety of industries. In 2014, the company benefited from strong occupancy rates and also managed to increase tenant and geographical diversification through advantageous property acquisitions and disposals. Since the company’s initial public offering in 2012, we believe Spirit Realty has taken positive steps toward developing a high-quality investment portfolio to generate sustainable earnings growth and a reasonably predictable income stream for shareholders. In our view, Spirit Realty continued to provide an attractive dividend yield at period-end that implied a discount relative to its peers. In our assessment, the company’s long-term weighted average lease life provided a positive dynamic for operational results moving into 2015.

The performance of Israel-based Teva Pharmaceutical Industries was largely driven by positive events related to the company’s most profitable drug, Copaxone, used to prevent the relapse of multiple sclerosis. In March, the U.S. Supreme Court agreed to hear Teva’s appeal (with oral arguments occurring in October) to maintain a patent, which further delayed the entrance of generic competition. The delay provided Teva the opportunity to convert more U.S. patients to its new formulation and allowed it to potentially retain a higher portion of the franchise once generic alternatives entered the market. In December, Teva received more good news regarding Copaxone with the new formulation gaining European Union approval.

Top 10 Equity Holdings
12/31/14
Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd., ord. & pfd.	3.8%

Technology Hardware, Storage & Peripherals, South Korea
Vodafone Group PLC	2.8%
Wireless Telecommunication Services, U.K.
General Motors Co., ord & wts.	2.8%
Automobiles, U.S.
Ageas	2.2%
Insurance, Belgium
CIT Group Inc.	2.1%
Banks, U.S.
Koninklijke KPN NV	1.9%
Diversified Telecommunication Services, Netherlands
Royal Dutch Shell PLC, A	1.9%
Oil, Gas & Consumable Fuels, U.K.
White Mountains Insurance Group Ltd.	1.8%
Insurance, U.S.
Spirit Realty Capital Inc.	1.8%
Real Estate Investment Trusts (REITs), U.S.
Imperial Tobacco Group PLC	1.8%
Tobacco, U.K.

Investors also reacted favorably to the January 2014 announcement of a new chief executive officer as the market believed he could successfully carry on Teva’s cost-cutting restructuring program.

During the period under review, some of the Fund’s investments negatively affected performance. These included offshore drilling firms Transocean and Rowan Companies and energy services firm Fugro.

Transocean is a Switzerland-headquartered company providing offshore contract drilling services. The offshore drilling market continued to be mired in a downturn with little clarity regarding the length and depth of the current cycle as oil prices plunged during the second half of 2014. Oil companies pushed back projects, leaving a number of new rigs without contracts and increasing potential downtime between jobs for existing rigs. The growing fleet of uncontracted rigs at period-end portended, in our view, weak second-half results and a challenging start to 2015. On a positive note, the company started a Master Limited Partnership (MLP), Transocean Partners, which went public in September. The MLP may provide Transocean with a way to generate cash by selling (dropping down) assets into Transocean Partners while still controlling the operations of those assets.

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The decline in Rowan Companies’ stock was similarly correlated with the falling price of crude oil as precipitous price declines created significant headwinds, particularly in the second half of the year. Lower oil prices have made clients less willing to contract rigs, placing pressure on utilization and day rates commanded by service providers such as Rowan.

Netherlands-based Fugro provides subsea geotechnical and survey solutions. In July, Fugro shares dropped in reaction to a profit warning resulting from weaker capital spending in the oil and gas market. The stock came under further pressure during the second half of the year amid the sharp decline in energy prices. In late October, the company said that third-quarter results would fall significantly short of expectations and announced in November that its board chairman would step down. At year-end, we no longer held Fugro shares.

During the period, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

As fellow shareholders, we found recent relative performance disappointing, but it is not uncommon for our strategy to lag amid a strong equity market. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

CFA® is a trademark owned by CFA Institute.

Thank you for your continued participation in Franklin Mutual Quest Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MUTUAL QUEST FUND

Shawn Tumulty has been a portfolio manager for Franklin Mutual Quest Fund (formerly, Mutual Quest Fund) since 2003 and a co-portfolio manager since 2010. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.

CFA® is a trademark owned by CFA Institute.

Keith Luh has been a co-portfolio manager for Franklin Mutual Quest Fund (formerly, Mutual Quest Fund) since 2010. He is also a research analyst specializing in distressed securities, merger and capital structure arbitrage, and event-driven situations. Prior to joining Mutual Series in 2005, Mr. Luh was an analyst in global investment research at Putnam Investments, where he also helped manage a best-ideas research fund. Previously, he worked in the investment banking group at Volpe Brown Whelan and Co., LLC, and the derivative products trading group at BNP. Mr. Luh is also Adjunct Professor in Finance and Economics at the Graduate School of Business, Columbia University and the Gabelli School of Business, Fordham University.

8 | Annual Report

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FRANKLIN MUTUAL QUEST FUND

Performance Summary as of December 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)		12/31/14	12/31/13		Change
Z (MQIFX)		$16.21	$18.18	-$	1.97
A (TEQIX)		$16.02	$18.00	-$	1.98
C (TEMQX)		$15.78	$17.76	-$	1.98
R (n/a)		$15.87	$17.84	-$	1.97
R6 (FMQRX)		$16.19	$18.19	-$	2.00

Distributions (1/1/14–12/31/14)
	Dividend	Short-Term	Long-Term
	Income	Capital Gain	Capital Gain		Total
Z	$0.8532	$0.6080	$1.1300		$2.5912
A	$0.7978	$0.6080	$1.1300		$2.5358
C	$0.6685	$0.6080	$1.1300		$2.4065
R	$0.7535	$0.6080	$1.1300		$2.4915
R6	$0.8672	$0.6080	$1.1300		$2.6052

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FRANKLIN MUTUAL QUEST FUND
PERFORMANCE SUMMARY

Performance as of 12/31/14

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

		Cumulative		Average Annual	Value of $10,000	Total Annual Operating Expenses[4]
Share Class		Total Return[1]		Total Return[2]	Investment[3]	(with waiver)	(without waiver)
Z						N/A	0.84%
1-Year	+	3.44%	+	3.44%	$10,344
5-Year	+	58.62%	+	9.67%	$15,862
10-Year	+	106.86%	+	7.54%	$20,686
A						N/A	1.14%
1-Year	+	3.11%		-2.83%	$9,717
5-Year	+	56.29%	+	8.06%	$14,734
10-Year	+	100.49%	+	6.57%	$18,900
C						N/A	1.84%
1-Year	+	2.42%	+	1.53%	$10,153
5-Year	+	50.90%	+	8.58%	$15,090
10-Year	+	87.15%	+	6.47%	$18,715
R						N/A	1.34%
1-Year	+	2.94%	+	2.94%	$10,294
5-Year	+	54.79%	+	9.13%	$15,479
Since Inception (5/1/09)	+	84.03%	+	11.36%	$18,403
R6[5]						0.77%	2.00%
1-Year	+	3.53%	+	3.53%	$10,353
Since Inception (5/1/13)	+	18.88%	+	10.92%	$11,888

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

10 | Annual Report

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FRANKLIN MUTUAL QUEST FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN MUTUAL QUEST FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

12 | Annual Report

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FRANKLIN MUTUAL QUEST FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in smaller company stocks and foreign securities involve special risks. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. Foreign securities risks include currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Class R6 has a fee waiver contractually guaranteed through at least 4/30/15. Investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
6. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MUTUAL QUEST FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 7/1/14	Value 12/31/14	Period* 7/1/14–12/31/14
Z
Actual	$1,000	$962.90	$4.01
Hypothetical (5% return before expenses)	$1,000	$1,021.12	$4.13
A
Actual	$1,000	$961.10	$5.49
Hypothetical (5% return before expenses)	$1,000	$1,019.61	$5.65
C
Actual	$1,000	$957.90	$8.93
Hypothetical (5% return before expenses)	$1,000	$1,016.08	$9.20
R
Actual	$1,000	$960.50	$6.47
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.67
R6
Actual	$1,000	$963.20	$3.66
Hypothetical (5% return before expenses)	$1,000	$1,021.48	$3.77

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.81%; A: 1.11%; C: 1.81%; R: 1.31%; and R6: 0.74%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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FRANKLIN MUTUAL QUEST FUND

Financial Highlights
		Year Ended December 31,
	2014	2013	2012	2011	2010
Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.18	$16.55	$16.24	$17.70	$17.24
Income from investment operations[a]:
Net investment income[b]	0.78 [c]	0.54	0.43	0.51	0.41 [d]
Net realized and unrealized gains (losses)	(0.16)	3.68	1.61	(0.88)	1.34
Total from investment operations	0.62	4.22	2.04	(0.37)	1.75
Less distributions from:
Net investment income	(0.85)	(0.56)	(0.43)	(0.52)	(0.45)
Net realized gains	(1.74)	(2.03)	(1.30)	(0.57)	(0.84)
Total distributions	(2.59)	(2.59)	(1.73)	(1.09)	(1.29)
Net asset value, end of year	$16.21	$18.18	$16.55	$16.24	$17.70

Total return	3.44%	25.97%	12.57%	(1.83)%	10.16%

Ratios to average net assets
Expenses[e]	0.81%[f]	0.84%[f]	0.90%	0.86%	0.83%
Expenses incurred in connection with securities sold short	0.04%	0.07%	0.11%	0.06%	0.02%
Net investment income	4.18%[c]	2.93%	2.48%	2.90%	2.33%[d]

Supplemental data
Net assets, end of year (000’s)	$4,116,651	$4,270,828	$3,582,856	$3,413,759	$3,701,894
Portfolio turnover rate	65.77%	63.41%	65.21%	107.25%	49.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.27 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.73%.
dNet investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.97%.
eIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
fBenefit of expense reduction rounds to less than 0.01%.

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN MUTUAL QUEST FUND
			FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.00	$16.41	$16.12	$17.57	$17.12
Income from investment operations[a]:
Net investment income[b]	0.71 [c]	0.48	0.37	0.45	0.35 [d]
Net realized and unrealized gains (losses)	(0.15)	3.65	1.60	(0.86)	1.34
Total from investment operations	0.56	4.13	1.97	(0.41)	1.69
Less distributions from:
Net investment income	(0.80)	(0.51)	(0.38)	(0.47)	(0.40)
Net realized gains	(1.74)	(2.03)	(1.30)	(0.57)	(0.84)
Total distributions	(2.54)	(2.54)	(1.68)	(1.04)	(1.24)
Net asset value, end of year	$16.02	$18.00	$16.41	$16.12	$17.57

Total return[e]	3.11%	25.61%	12.21%	(2.10)%	9.86%

Ratios to average net assets
Expenses[f]	1.11%[g]	1.14%[g]	1.20%	1.16%	1.13%
Expenses incurred in connection with securities sold short	0.04%	0.07%	0.11%	0.06%	0.02%
Net investment income	3.88%[c]	2.63%	2.18%	2.60%	2.03%[d]

Supplemental data
Net assets, end of year (000’s)	$1,394,138	$1,371,789	$1,101,808	$1,093,539	$1,194,746
Portfolio turnover rate	65.77%	63.41%	65.21%	107.25%	49.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.27 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.43%.
dNet investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.67%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
gBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN MUTUAL QUEST FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.76	$16.24	$15.96	$17.39	$16.97
Income from investment operations[a]:
Net investment income[b]	0.57 [c]	0.35	0.25	0.33	0.23 [d]
Net realized and unrealized gains (losses)	(0.14)	3.59	1.59	(0.85)	1.30
Total from investment operations	0.43	3.94	1.84	(0.52)	1.53
Less distributions from:
Net investment income	(0.67)	(0.39)	(0.26)	(0.34)	(0.27)
Net realized gains	(1.74)	(2.03)	(1.30)	(0.57)	(0.84)
Total distributions	(2.41)	(2.42)	(1.56)	(0.91)	(1.11)
Net asset value, end of year	$15.78	$17.76	$16.24	$15.96	$17.39

Total return[e]	2.42%	24.74%	11.42%	(2.82)%	9.08%

Ratios to average net assets
Expenses[f]	1.81%[g]	1.84%[g]	1.90%	1.86%	1.83%
Expenses incurred in connection with securities sold short	0.04%	0.07%	0.11%	0.06%	0.02%
Net investment income	3.18%[c]	1.93%	1.48%	1.90%	1.33%[d]

Supplemental data
Net assets, end of year (000’s)	$397,963	$406,304	$333,908	$338,983	$392,134
Portfolio turnover rate	65.77%	63.41%	65.21%	107.25%	49.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.27 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.73%.
dNet investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
gBenefit of expense reduction rounds to less than 0.01%.

18 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN MUTUAL QUEST FUND
			FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.84	$16.33	$16.05	$17.50	$17.07
Income from investment operations[a]:
Net investment income[b]	0.65 [c]	0.50	0.33	0.41	0.32 [d]
Net realized and unrealized gains (losses)	(0.13)	3.56	1.60	(0.85)	1.33
Total from investment operations	0.52	4.06	1.93	(0.44)	1.65
Less distributions from:
Net investment income	(0.75)	(0.52)	(0.35)	(0.44)	(0.38)
Net realized gains	(1.74)	(2.03)	(1.30)	(0.57)	(0.84)
Total distributions	(2.49)	(2.55)	(1.65)	(1.01)	(1.22)
Net asset value, end of year	$15.87	$17.84	$16.33	$16.05	$17.50

Total return	2.94%	25.34%	11.99%	(2.31)%	9.65%

Ratios to average net assets
Expenses[e]	1.31%[f]	1.34%[f]	1.40%	1.36%	1.33%
Expenses incurred in connection with securities sold short	0.04%	0.07%	0.11%	0.06%	0.02%
Net investment income	3.68%[c]	2.43%	1.98%	2.40%	1.83%

Supplemental data
Net assets, end of year (000’s)	$675	$853	$212	$193	$204
Portfolio turnover rate	65.77%	63.41%	65.21%	107.25%	49.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.27 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.23%.
dNet investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.47%.
eIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN MUTUAL QUEST FUND
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.19	$18.16
Income from investment operations[b]:
Net investment income[c]	0.51 [d]	0.36
Net realized and unrealized gains (losses)	0.10	2.28
Total from investment operations	0.61	2.64
Less distributions from:
Net investment income	(0.87)	(0.58)
Net realized gains	(1.74)	(2.03)
Total distributions	(2.61)	(2.61)
Net asset value, end of year	$16.19	$18.19

Total return[e]	3.53%	14.83%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates and expense reduction[g]	0.74%	2.00%
Expenses net of waiver, payments by affiliates and expense reduction[g,h]	0.74%	0.77%
Expenses incurred in connection with securities sold short	0.04%	0.07%
Net investment income	4.25%[d]	3.00%

Supplemental data
Net assets, end of year (000’s)	$44,340	$5
Portfolio turnover rate	65.77%	63.41%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.27 per share received in the form of a special dividend paid in connection certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.80%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
hBenefit of expense reduction rounds to less than 0.01%.

20 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN MUTUAL QUEST FUND

Statement of Investments, December 31, 2014
		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests 59.8%
Aerospace & Defense 1.0%
[a]B/E Aerospace Inc.	United States	742,990	$43,108,280
[a]KLX Inc.	United States	371,495	15,324,169
			58,432,449
Auto Components 0.2%
[a,b]International Automotive Components Group Brazil LLC	Brazil	2,363,058	223,498
[a,b,c]International Automotive Components Group North America LLC	United States	18,661,349	14,130,000
			14,353,498
Automobiles 2.8%
General Motors Co.	United States	2,446,828	85,418,765
[a]General Motors Co., wts., 7/10/16	United States	1,895,215	47,873,131
[a]General Motors Co., wts., 7/10/19	United States	1,894,460	32,452,100
			165,743,996
Banks 5.4%
Barclays PLC	United Kingdom	11,430,800	43,384,851
BB&T Corp.	United States	434,627	16,902,644
BNP Paribas SA	France	530,700	31,632,161
CIT Group Inc.	United States	2,645,447	126,531,730
Citizens Financial Group Inc.	United States	715,790	17,794,539
Guaranty Bancorp	United States	347,127	5,012,514
SunTrust Banks Inc.	United States	1,333,217	55,861,792
Wells Fargo & Co.	United States	436,834	23,947,240
			321,067,471
Capital Markets 0.6%
Credit Suisse Group AG	Switzerland	1,420,340	35,829,941
Chemicals 0.5%
Arkema	France	484,140	32,260,523
[a,d,e]Dow Corning Corp., Contingent Distribution	United States	12,089,194	—
			32,260,523
Communications Equipment 0.5%
[a,c,e]Sorenson Communications Inc., Membership Interests	United States	222,771	27,846,362
Consumer Finance 1.7%
[a]Ally Financial Inc.	United States	4,443,462	104,954,572
Diversified Consumer Services 0.1%
Cengage Learning Holdings II LP	United States	310,021	6,975,472
Diversified Financial Services 0.4%
Capmark Financial Group Inc.	United States	4,885,536	23,450,573
Diversified Telecommunication Services 3.1%
[a,d,e]Global Crossing Holdings Ltd., Contingent Distribution	United States	49,411,586	—
Koninklijke KPN NV	Netherlands	36,143,160	114,930,909
TDC AS	Denmark	9,107,906	69,890,071
			184,820,980
Energy Equipment & Services 2.3%
Rowan Cos. PLC	United States	2,745,900	64,034,388
[f]Transocean Ltd.	United States	3,938,158	72,186,436
			136,220,824

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FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS

		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Health Care Equipment & Supplies 1.0%
Covidien PLC	United States	228,920	$23,413,938
Medtronic Inc.	United States	501,486	36,207,289
			59,621,227
Hotels, Restaurants & Leisure 1.3%
[a]Caesars Acquisition Co., A	United States	1,415,748	14,596,362
[a]Caesars Entertainment Corp.	United States	1,817,320	28,513,751
[a]Pinnacle Entertainment Inc.	United States	1,630,260	36,273,285
			79,383,398
Independent Power & Renewable Electricity Producers 1.4%
NRG Energy Inc.	United States	3,125,324	84,227,482
Insurance 6.8%
Ageas	Belgium	3,724,110	132,954,634
The Allstate Corp.	United States	518,412	36,418,443
American International Group Inc.	United States	397,446	22,260,951
[a,b]Olympus Re Holdings Ltd.	United States	97,300	—
[a]RSA Insurance Group PLC	United Kingdom	15,458,075	104,811,077
White Mountains Insurance Group Ltd.	United States	171,770	108,233,995
			404,679,100
Media 8.0%
CBS Corp., B	United States	1,731,650	95,829,511
Comcast Corp., Special A	United States	763,114	43,928,657
[a]DIRECTV	United States	279,960	24,272,532
[a,b]Lee Enterprises Inc., wts., 12/31/22	United States	1,110,000	1,831,500
[g]New Media Investment Group Inc.	United States	2,470,007	58,366,265
RTL Group SA	Germany	989,712	94,750,274
Time Warner Cable Inc.	United States	127,770	19,428,706
[a]Tribune Media Co., A	United States	973,372	58,178,445
[a]Tribune Media Co., B	United States	706,604	42,233,721
Tribune Publishing Co.	United States	464,761	10,643,027
Twenty-First Century Fox Inc., B	United States	679,900	25,081,511
			474,544,149
Metals & Mining 0.6%
Freeport-McMoRan Inc., B	United States	938,287	21,918,384
[a]ThyssenKrupp AG	Germany	472,089	12,144,301
			34,062,685
Oil, Gas & Consumable Fuels 5.0%
Apache Corp.	United States	878,720	55,069,382
BP PLC	United Kingdom	8,662,707	55,495,525
China Shenhua Energy Co. Ltd., H	China	8,513,995	25,144,666
Royal Dutch Shell PLC, A	United Kingdom	3,339,251	111,760,054
Talisman Energy Inc. (USD Traded)	Canada	6,390,070	50,034,248
			297,503,875
Personal Products 0.4%
Avon Products Inc.	United States	2,375,997	22,310,612
Pharmaceuticals 0.9%
Teva Pharmaceutical Industries Ltd., ADR	Israel	938,226	53,957,377

22 | Annual Report

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FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS

		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Real Estate Investment Trusts (REITs) 1.8%
Spirit Realty Capital Inc.	United States	9,080,361	$107,965,492
Real Estate Management & Development 1.2%
[e]Canary Wharf Group PLC	United Kingdom	8,298,072	69,961,758
Semiconductors & Semiconductor Equipment 0.7%
Tokyo Electron Ltd., ADR	Japan	2,273,000	43,368,840
Software 1.2%
Microsoft Corp.	United States	145,781	6,771,527
Symantec Corp.	United States	2,478,926	63,596,847
			70,368,374
Technology Hardware, Storage & Peripherals 3.0%
[a,g]Eastman Kodak Co.	United States	3,207,889	69,643,270
[a,g]Eastman Kodak Co., wts., 9/03/18	United States	43,321	329,240
[a,g]Eastman Kodak Co., wts., 9/03/18	United States	43,321	268,590
Samsung Electronics Co. Ltd.	South Korea	88,147	106,944,000
			177,185,100
Tobacco 5.1%
Altria Group Inc.	United States	1,106,870	54,535,485
British American Tobacco PLC	United Kingdom	987,518	53,873,549
Imperial Tobacco Group PLC	United Kingdom	2,408,078	106,448,438
Lorillard Inc.	United States	1,002,564	63,101,378
Philip Morris International Inc.	United States	298,690	24,328,301
			302,287,151
Wireless Telecommunication Services 2.8%
Vodafone Group PLC	United Kingdom	48,150,150	167,102,467
Total Common Stocks and Other Equity Interests
(Cost $3,137,683,943)			3,560,485,748
Preferred Stocks 3.9%
Automobiles 1.9%
Hyundai Motor Co., pfd., 2	South Korea	523,429	64,126,944
Volkswagen AG, pfd.	Germany	221,900	49,578,339
			113,705,283
Technology Hardware, Storage & Peripherals 2.0%
Samsung Electronics Co. Ltd., pfd.	South Korea	125,200	118,931,758
Total Preferred Stocks (Cost $244,913,412)			232,637,041

		Principal
		Amount*

Corporate Bonds, Notes and Senior Floating Rate
Interests 23.0%
Avaya Inc.,
[h]senior note, 144A, 10.50%, 3/01/21	United States	69,456,000	59,732,160
[h]senior secured note, 144A, 7.00%, 4/01/19	United States	14,003,000	13,722,940
[i,j]Tranche B-3 Term Loan, 4.67%, 10/26/17	United States	21,029,458	20,223,336
[i,j]Tranche B-6 Term Loan, 6.50%, 3/31/18	United States	5,128,997	5,071,296
[i,j]Bluestem Brands Inc., First Lien Term Loan, 8.50%, 11/07/20	United States	19,000,000	18,430,000

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Annual Report

| 23

FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value
Corporate Bonds, Notes and Senior Floating Rate
Interests (continued)
Caesars Entertainment Operating Co. Inc.,
senior secured note, first lien, 11.25%, 6/01/17	United States	70,000,000	$51,660,000
[i,j]Senior Tranche, first lien, B5B, 5.949%, 3/01/17	United States	7,170,869	6,295,428
[i,j]Senior Tranche, first lien, B6B, 6.949%, 3/01/17	United States	34,184,041	30,210,146
[i,j]Senior Tranche, first lien, B7, 9.75%, 3/01/17	United States	13,553,890	12,022,300
[i,j]Cengage Learning Acquisitions Inc., First Lien Exit Term Loan, 7.00%,
3/31/20	United States	1,929,420	1,912,538
[h]Dynegy Finance I Inc./Dynegy Finance II Inc., senior secured bond,
first lien, 144A, 7.625%, 11/01/24	United States	19,825,000	20,246,281
[g,i,j]Eastman Kodak Co.,
First Lien Term Loan, 7.25%, 9/03/19	United States	14,623,310	14,611,129
Second Lien Term Loan, 10.75%, 9/03/20	United States	50,486,000	50,549,107
First Data Corp., senior note, 11.75%, 8/15/21	United States	16,274,000	18,755,785
GenOn Americas Generation LLC, senior bond,
8.50%, 10/01/21	United States	9,900,000	8,563,500
9.125%, 5/01/31	United States	121,480,000	104,472,800
iHeartCommunications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	37,367,000	36,946,621
[i,j]Tranche B Term Loan, 3.819%, 1/29/16	United States	327,700	324,321
[i,j]Tranche C Term Loan, 3.819%, 1/29/16	United States	47,087	46,558
[i,j]Tranche D Term Loan, 6.919%, 1/30/19	United States	45,389,937	42,879,329
[i,j]Tranche E Term Loan, 7.669%, 7/30/19	United States	14,586,689	14,021,455
[i,j]JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	29,421,257	28,998,327
Lee Enterprises Inc.,
[i,j]Second Lien Term Loan, 12.00%, 12/31/22	United States	27,750,000	29,137,500
[h]senior secured note, first lien, 144A, 9.50%, 3/15/22	United States	74,255,000	76,575,469
[i,j]Moxie Liberty LLC, Construction B-1 Term Loan, 7.50%, 8/21/20	United States	42,552,000	42,126,480
[i,j]Moxie Patriot LLC, Construction B-1 Term Loan, 6.75%, 12/18/20	United States	24,748,000	24,840,805
[i,j]New Media Holdings II LLC, first lien, 7.25%, 6/04/20	United States	114,425,000	113,059,910
NGPL PipeCo LLC,
[h]secured note, 144A, 7.119%, 12/15/17	United States	11,037,000	10,899,038
[f,h]senior secured note, 144A, 9.625%, 6/01/19	United States	16,383,000	16,505,872
[i,j]Term Loan B, 6.75%, 9/15/17	United States	896,199	867,072
[c]Sorenson Communications Inc.,
[i,j]Exit First Lien Term Loan, 8.00%, 4/30/20	United States	145,000,000	147,175,000
[h,k]secured note, second lien, 144A, PIK, 9.00%, 10/31/20	United States	96,021,938	90,260,622
[c,h,k]Sorenson Holdings LLC/Finance Corp., senior note, 144A, PIK, 13.00%,
10/31/21	United States	72,976,673	73,341,556
Spirit Realty Capital Inc., cvt., senior note,
2.875%, 5/15/19	United States	45,000,000	43,903,350
3.75%, 5/15/21	United States	35,000,000	34,168,925
[h]Sunshine Oilsands Ltd., secured note, 144A, 10.00%, 8/01/17	Canada	18,000,000	13,241,250
[i,j]Toys R US-Delaware Inc.,
Filo Term Loan, 8.75%, 10/24/19	United States	9,139,000	8,997,071
[l]Term Loan B4, 9.75%, 4/24/20	United States	71,187,309	65,171,981
Walter Energy Inc.,
[i,j]B, Term Loan, 7.25%, 4/01/18	United States	13,319,153	10,363,966
[h]first lien, 144A, 9.50%, 10/15/19	United States	7,372,000	5,639,580
[f,h,k]second lien, 144A, PIK, 11.50%, 4/01/20	United States	6,228,000	2,055,545
Total Corporate Bonds, Notes and Senior Floating Rate
Interests (Cost $1,384,571,225)			1,368,026,349

24 | Annual Report

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	FRANKLIN MUTUAL QUEST FUND
		STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*		Value
Corporate Bonds, Notes and Senior Floating Rate
Interests in Reorganization 4.2%
[b,m]Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	9,272		$—
[m]Nortel Networks Corp., cvt., senior note,
1.75%, 4/15/12	Canada	76,472,000		75,229,330
2.125%, 4/15/14	Canada	12,797,000		12,510,667
[m]Nortel Networks Ltd., senior note,
10.125%, 7/15/13	Canada	34,400,000		38,334,500
10.75%, 7/15/16	Canada	20,475,000		23,187,938
[m]Northern Telecom Ltd., 6.875%, 9/01/23	Canada	20,544,000		8,217,600
[i,j,m]Texas Competitive Electric Holdings Co. LLC, Extended Term Loan,
4.648%, 10/10/17	United States	101,650,473		65,818,681
[h,m]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	39,724,000		28,303,350
Total Corporate Bonds, Notes and Senior Floating Rate
Interests in Reorganization (Cost $273,220,415)				251,602,066

		Shares

Companies in Liquidation 2.1%
[a]Adelphia Recovery Trust	United States	38,254,708		91,811
[a,d]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent
Distribution	United States	4,899,492		48,995
[a,d,e]Century Communications Corp., Contingent Distribution	United States	13,497,000		—
EME Reorganization Trust	United States	364,733,491		9,483,071
[a,b]FIM Coinvestor Holdings I, LLC	United States	16,133,491		—
[a,g,h]KGen Power Corp., 144A	United States	5,377,461		1,543,815
[a,n]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	454,066,643		113,516,661
[a,d,e]Tribune Media Litigation Trust, Contingent Distribution	United States	1,497,164		—
Total Companies in Liquidation (Cost $138,814,862)				124,684,353

		Principal
		Amount*
Asset-Backed Securities 0.5%
Diversified Financial Services 0.5%
Master Asset Vehicle, 2009-2,
[j]A2, FRN, 0.775%, 1/22/17	Canada	8,500,000	CAD	6,770,355
B, zero cpn., 7/15/56	Canada	29,000,000	CAD	23,100,108
Total Asset-Backed Securities (Cost $27,036,548)				29,870,463
Municipal Bonds (Cost $16,965,596) 0.3%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	18,174,000		15,879,533

		Number of
		Contracts
Options Purchased 0.0%†
Calls — Exchange-Traded
Automobiles 0.0%†
General Motors Co., January Strike Price $40, Expires 1/17/15	United States	20,000		20,000
Hotels, Restaurants & Leisure 0.0%
Caesars Entertainment Corp., January Strike Price $22.50,
Expires 1/17/15	United States	1,000		—
Total Options Purchased (Cost $3,646,941)				20,000
Total Investments before Short Term Investments
(Cost $5,226,852,942)				5,583,205,553

franklintempleton.com		Annual Report | 25

FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value
Short Term Investments 5.6%
U.S. Government and Agency Securities
(Cost $293,257,264) 4.9%
[o,p]U.S. Treasury Bills, 1/02/15 - 5/28/15	United States	293,300,000	$293,275,609
Total Investments before Money Market Funds
(Cost $5,520,110,906)			5,876,481,162

		Shares
[q]Investments from Cash Collateral Received for Loaned
Securities (Cost $43,569,055) 0.7%
Money Market Funds 0.7%
[r]BNY Mellon Overnight Government Fund, 0.072%	United States	43,569,055	43,569,055
Total Investments (Cost $5,563,679,961) 99.4%			5,920,050,217
Options Written (0.0)%†			(920,000)
Securities Sold Short (1.4)%			(83,883,552)
Other Assets, less Liabilities 2.0%			118,519,438
Net Assets 100.0%			$5,953,766,103

		Number of
		Contracts
[s]Options Written (0.0)%†
Puts — Exchange-Traded
Automobiles (0.0)%†
General Motors Co., January Strike Price $32, Expires 1/17/15	United States	3,000	$(24,000)
General Motors Co., January Strike Price $35, Expires 1/17/15	United States	3,000	(225,000)
			(249,000)
Energy Equipment & Services (0.0)%†
Transocean Ltd., February Strike Price $13, Expires 2/20/15	United States	3,500	(140,000)
Hotels, Restaurants & Leisure (0.0)%†
Caesars Entertainment Corp., January Strike Price $12.50,
Expires 1/17/15	United States	3,000	(141,000)
Caesars Entertainment Corp., March Strike Price $15, Expires 3/20/15	United States	1,500	(390,000)
			(531,000)
Total Options Written (Premiums Received $2,112,030)			$(920,000)

		Shares
[t]Securities Sold Short (1.4)%
Common Stocks (0.9)%
Diversified Telecommunication Services (0.1)%
AT&T Inc.	United States	242,300	$(8,138,857)
Semiconductors & Semiconductor Equipment (0.8)%
Applied Materials Inc.	United States	1,846,813	(46,022,580)
Total Common Stocks (Proceeds $50,175,477)			$(54,161,437)

26 | Annual Report

franklintempleton.com

	FRANKLIN MUTUAL QUEST FUND
		STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Securities Sold Short (continued)
Corporate Notes (Proceeds $28,360,925) (0.5)%
NRG Energy Inc., senior note, 7.875%, 5/15/21	United States	20,000,000	$(21,650,000)
Vulcan Materials Co., senior note,
6.50%, 12/01/16	United States	3,565,000	(3,814,550)
7.00%, 6/15/18	United States	3,853,000	(4,257,565)
			(29,722,115)
Total Securities Sold Short (Proceeds $78,536,402)			$(83,883,552)

*The principal amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cAt December 31, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2014, the aggregate value of these securities was $97,808,120, representing 1.64% of net assets.
fA portion or all of the security is on loan at December 31, 2014. See Note 1(g).
gSee Note 11 regarding holdings of 5% voting securities.
hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2014, the aggregate value of these securities was $412,067,478, representing 6.92% of net assets.
iSee Note 1(h) regarding senior floating rate interests.
jThe coupon rate shown represents the rate at period end.
kIncome may be received in additional securities and/or cash.
lA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
mSee Note 8 regarding credit risk and defaulted securities.
nBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
oThe security is traded on a discount basis with no stated coupon rate.
pSecurity or a portion of the security has been pledged as collateral for securities sold short, open futures, forwards and written options contracts. At December 31, 2014, the aggregate value of these securities and/or cash pledged as collateral was $123,935,550, representing 2.08% of net assets.
qSee Note 1(g) regarding securities on loan.
rThe rate shown is the annualized seven-day yield at period end.
sSee Note 1(d) regarding written options.
tSee Note 1(f) regarding securities sold short.

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Annual Report

| 27

FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS

At December 31, 2014, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts
				Number of	Notional Expiration			Unrealized	Unrealized
Description			Type Contracts		Value		Date	Appreciation	Depreciation
Currency Contracts
CHF/USD			Short	17		$ 2,140,725	3/16/15	$49,884	$—
EUR/USD			Short	908	137,414,450		3/16/15	3,309,150	—
GBP/USD			Short	1,287	125,241,188		3/16/15	726,880	—
Unrealized appreciation (depreciation)								4,085,914	—
Net unrealized appreciation (depreciation)								$4,085,914

At December 31, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
					Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type			Quantity	Amount		Date Appreciation Depreciation
Euro	BANT	Buy		224,445	$281,229		1/20/15	$—	$(9,590)
Euro	BANT	Sell		49,052,772	65,693,608		1/20/15	6,326,610	—
Euro	BONY	Buy		702,893	874,880		1/20/15	—	(24,191)
Euro	BONY	Sell		796,443	1,067,943		1/20/15	104,033	—
Euro	FBCO	Buy		932,742	1,157,580		1/20/15	—	(28,712)
Euro	FBCO	Sell		13,874,537	18,580,033		1/20/15	1,788,125	—
Euro	DBFX	Buy		1,169,787	1,457,609		1/20/15	—	(41,854)
Euro	HSBC	Buy		1,554,922	1,933,652		1/20/15	—	(51,779)
Euro	HSBC	Sell		280,348	375,160		1/20/15	35,864	—
Euro	SCBT	Sell		16,472,569	22,062,790		1/20/15	2,126,568	—
Euro	SSBT	Buy		1,230,604	1,533,211		1/20/15	—	(43,850)
Euro	SSBT	Sell		2,721,340	3,641,619		1/20/15	348,069	—
British Pound	BANT	Buy		4,565,925	7,667,939		1/21/15	—	(552,232)
British Pound	BBU	Buy		802,129	1,276,652		1/21/15	—	(26,585)
British Pound	DBFX	Sell		21,708,081	37,049,833		1/21/15	3,219,155	—
British Pound	HSBC	Buy		545,604	916,751		1/21/15	—	(66,462)
British Pound	HSBC	Sell		18,046,147	30,475,227		1/21/15	2,351,442	—
British Pound	SSBT	Buy		1,091,208	1,833,913		1/21/15	—	(133,334)
British Pound	SSBT	Sell		20,451,281	34,906,246		1/21/15	3,034,212	—
South Korean Won	BANT	Buy		6,580,139,182	6,111,395		2/12/15	—	(108,294)
South Korean Won	BANT	Sell	101,959,415,635		96,672,047		2/12/15	3,948,075	(294,224)
South Korean Won	BONY	Sell		7,044,904,251	6,826,233		2/12/15	399,124	—
South Korean Won	FBCO	Sell	123,550,089,662		118,892,161		2/12/15	6,217,539	(40,878)
South Korean Won	HSBC	Buy	54,568,706,603		51,186,483		2/12/15	79,634	(1,482,753)
South Korean Won	HSBC	Sell	145,179,148,730		139,289,211		2/12/15	7,025,282	(183,893)
Swiss Franc	BANT	Buy		248,423	256,843		2/12/15	—	(6,783)
Swiss Franc	BANT	Sell		8,823,521	9,757,238		2/12/15	875,599	—
Swiss Franc	FBCO	Buy		651,489	690,241		2/12/15	—	(34,461)
Swiss Franc	FBCO	Sell		379,275	402,796		2/12/15	21,023	—
Swiss Franc	DBFX	Buy		302,564	319,104		2/12/15	—	(14,547)
Swiss Franc	DBFX	Sell		432,028	468,085		2/12/15	33,211	—
Swiss Franc	HSBC	Buy		74,259	76,771		2/12/15	—	(2,023)
Swiss Franc	HSBC	Sell		178,063	181,015		2/12/15	1,780	—
Swiss Franc	SSBT	Buy		214,717	224,386		2/12/15	—	(8,254)
Swiss Franc	SSBT	Sell		54,943	57,153		2/12/15	1,848	—
Danish Krone	BANT	Buy		31,861,484	5,409,381		2/17/15	—	(230,404)
Danish Krone	BANT	Sell		37,558,588	6,352,931		2/17/15	247,909	—
Danish Krone	BBU	Buy		4,919,749	819,564		2/17/15	—	(19,876)

28 | Annual Report

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					FRANKLIN MUTUAL QUEST FUND
					STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
Danish Krone	BONY	Buy	8,497,253	$1,473,147	2/17/15	$—	$(91,947)
Danish Krone	BONY	Sell	5,193,753	882,472	2/17/15	38,245	—
Danish Krone	FBCO	Buy	4,500,000	747,249	2/17/15	—	(15,789)
Danish Krone	DBFX	Buy	11,527,114	2,001,916	2/17/15	—	(128,222)
Danish Krone	DBFX	Sell	21,978,357	3,710,928	2/17/15	138,420	—
Danish Krone	SSBT	Buy	17,944,032	3,094,699	2/17/15	—	(177,957)
Danish Krone	SSBT	Sell	435,175,561	78,069,599	2/17/15	7,333,274	—
British Pound	BANT	Buy	4,801,170	7,673,075	2/19/15	—	(192,431)
British Pound	BANT	Sell	30,483,136	49,976,112	2/19/15	2,489,723	(9,012)
British Pound	BBU	Buy	408,009	644,471	2/19/15	—	(8,757)
British Pound	BONY	Sell	2,382,566	3,807,529	2/19/15	95,282	—
British Pound	FBCO	Buy	2,402,569	3,782,373	2/19/15	—	(38,959)
British Pound	FBCO	Sell	20,299,409	33,435,292	2/19/15	1,807,031	—
British Pound	DBFX	Buy	2,086,218	3,287,563	2/19/15	—	(37,052)
British Pound	DBFX	Sell	2,819,553	4,425,662	2/19/15	36,290	(3,739)
British Pound	HSBC	Buy	595,379	946,575	2/19/15	—	(18,922)
British Pound	HSBC	Sell	5,725,862	9,242,437	2/19/15	321,042	—
British Pound	SCBT	Sell	3,295,230	5,370,797	2/19/15	236,539	—
British Pound	SSBT	Buy	2,530,891	3,978,349	2/19/15	—	(35,000)
British Pound	SSBT	Sell	20,427,705	33,718,805	2/19/15	1,890,648	—
Euro	DBFX	Sell	22,462,900	29,640,246	2/27/15	2,445,592	—
Canadian Dollar	BONY	Sell	245,205	215,030	3/18/15	4,234	—
Canadian Dollar	SCBT	Sell	30,371,771	27,594,997	3/18/15	1,485,168	—
Euro	BANT	Sell	2,188,185	2,782,809	4/16/15	132,478	—
Euro	BBU	Sell	372	467	4/16/15	16	—
Euro	BONY	Sell	717	899	4/16/15	30	—
Euro	FBCO	Sell	5,507,787	6,879,522	4/16/15	208,488	—
Euro	DBFX	Sell	64,788,221	82,114,118	4/16/15	3,642,603	—
Euro	HSBC	Sell	3,454,516	4,350,045	4/16/15	165,934	—
Euro	SCBT	Sell	359	450	4/16/15	15	—
Euro	SSBT	Sell	3,211,705	4,034,412	4/16/15	144,394	—
British Pound	BANT	Sell	118,790	185,562	4/22/15	575	—
British Pound	HSBC	Sell	34,759,984	55,963,574	4/22/15	1,833,370	—
British Pound	SCBT	Sell	38,737,505	62,406,121	4/22/15	2,081,897	—
Euro	BANT	Sell	17,914,671	22,370,050	5/18/15	664,324	—
Euro	BONY	Sell	312,591	381,048	5/18/15	2,308	—
Euro	FBCO	Sell	20,332,347	25,390,113	5/18/15	755,090	—
Euro	DBFX	Sell	24,071,841	30,031,286	5/18/15	865,428	—
Euro	HSBC	Sell	1,981,111	2,449,675	5/18/15	49,327	—
Euro	SSBT	Sell	1,945,855	2,436,388	5/18/15	78,757	—
British Pound	BANT	Buy	2,757,105	4,301,759	5/21/15	—	(9,237)
British Pound	BANT	Sell	23,737,817	37,149,684	5/21/15	192,396	—
British Pound	FBCO	Buy	573,239	892,370	5/21/15	103	—
British Pound	FBCO	Sell	17,099,426	26,740,083	5/21/15	118,072	—
British Pound	HSBC	Buy	4,344,227	6,790,675	5/21/15	—	(27,171)
British Pound	SSBT	Sell	31,333,919	49,006,249	5/21/15	222,627	—
Unrealized appreciation (depreciation)						67,664,822	(4,199,174)
Net unrealized appreciation (depreciation)						$63,465,648
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 49.

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FRANKLIN MUTUAL QUEST FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2014

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$5,386,908,016
Cost - Non-controlled affiliated issuers (Note 11)	176,771,945
Total cost of investments	$5,563,679,961
Value - Unaffiliated issuers	$5,724,738,801
Value - Non-controlled affiliated issuers (Note 11)	195,311,416
Total value of investments (includes securities loaned in the amount of $41,650,412)	5,920,050,217
Cash	6,400,560
Restricted Cash (Note 1e)	15,520,000
Foreign currency, at value (cost $2,087,715)	2,091,595
Receivables:
Investment securities sold	4,476,356
Capital shares sold	4,517,911
Dividends and interest	22,195,988
Due from brokers	86,317,488
Variation margin	457,275
Unrealized appreciation on forward exchange contracts	67,664,822
Other assets	514
Total assets	6,129,692,726
Liabilities:
Payables:
Investment securities purchased	8,631,711
Capital shares redeemed	13,225,264
Management fees	3,377,391
Distribution fees	1,379,100
Transfer agent fees	684,595
Trustees’ fees and expenses	240,985
Options written, at value (premiums received $2,112,030)	920,000
Securities sold short, at value (proceeds $78,536,402)	83,883,552
Payable upon return of securities loaned	43,569,055
Due to brokers	15,520,000
Unrealized depreciation on forward exchange contracts	4,199,174
Accrued expenses and other liabilities	295,796
Total liabilities	175,926,623
Net assets, at value	$5,953,766,103
Net assets consist of:
Paid-in capital	$5,559,779,289
Distributions in excess of net investment income	(7,376,721)
Net unrealized appreciation (depreciation)	419,614,300
Accumulated net realized gain (loss)	(18,250,765)
Net assets, at value	$5,953,766,103

30 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL QUEST FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31, 2014

Class Z:
Net assets, at value	$4,116,650,997
Shares outstanding	253,984,775
Net asset value and maximum offering price per share	$16.21
Class A:
Net assets, at value	$1,394,138,002
Shares outstanding	87,032,963
Net asset value per share[a]	$16.02
Maximum offering price per share (net asset value per share ÷ 94.25%)	$17.00
Class C:
Net assets, at value	$397,962,667
Shares outstanding	25,223,292
Net asset value and maximum offering price per share[a]	$15.78
Class R:
Net assets, at value	$674,577
Shares outstanding	42,512
Net asset value and maximum offering price per share	$15.87
Class R6:
Net assets, at value	$44,339,860
Shares outstanding	2,738,007
Net asset value and maximum offering price per share	$16.19

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	|	31

FRANKLIN MUTUAL QUEST FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2014

Investment income:
Dividends:
Unaffiliated issuers	$197,863,187
Non-controlled affiliated issuers (Note 11)	1,028,569
Interest:
Unaffiliated issuers	100,987,102
Non-controlled affiliated issuers (Note 11)	5,272,579
Income from securities loaned	505,051
Total investment income	305,656,488
Expenses:
Management fees (Note 3a)	38,775,208
Administrative fees (Note 3b)	2,319,003
Distribution fees: (Note 3c)
Class A	4,262,901
Class C	4,126,403
Class R	3,592
Transfer agent fees: (Note 3e)
Class Z	3,187,188
Class A	1,058,193
Class C	307,302
Class R	535
Class R6	405
Custodian fees (Note 4)	295,967
Reports to shareholders	306,196
Registration and filing fees	238,702
Professional fees	251,393
Trustees’ fees and expenses	139,193
Dividends and interest on securities sold short	2,663,770
Other	99,957
Total expenses	58,035,908
Expense reductions (Note 4)	(1,412)
Net expenses	58,034,496
Net investment income	247,621,992
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	545,221,518
Non-controlled affiliated issuers (Note 11)	1,379,309
Written options	15,043,855
Foreign currency transactions	(16,935,043)
Futures contracts	20,016,785
Securities sold short	(1,925,582)
Net realized gain (loss)	562,800,842
Net change in unrealized appreciation (depreciation) on:
Investments	(717,086,138)
Translation of other assets and liabilities denominated in foreign currencies	104,185,400
Net change in unrealized appreciation (depreciation)	(612,900,738)
Net realized and unrealized gain (loss)	(50,099,896)
Net increase (decrease) in net assets resulting from operations	$197,522,096

32 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN MUTUAL QUEST FUND
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets
	Year Ended December 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$247,621,992	$156,112,098
Net realized gain (loss) from investments, written options, foreign currency transactions,
futures contracts and securities sold short	562,800,842	483,018,738
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	(612,900,738)	630,665,489
Net increase (decrease) in net assets resulting from operations	197,522,096	1,269,796,325
Distributions to shareholders from:
Net investment income:
Class Z	(190,782,212)	(119,200,085)
Class A	(60,978,852)	(34,924,178)
Class C	(14,917,082)	(7,984,041)
Class R	(27,118)	(20,663)
Class R6	(2,013,042)	(159)
Net realized gains:
Class Z	(387,863,649)	(429,707,917)
Class A	(132,713,943)	(138,766,536)
Class C	(38,720,015)	(41,877,771)
Class R	(62,584)	(71,953)
Class R6	(4,096,572)	(560)
Total distributions to shareholders	(832,175,069)	(772,553,863)
Capital share transactions: (Note 2)
Class Z	279,883,976	329,356,966
Class A	173,092,819	162,496,969
Class B	—	(990,999)
Class C	35,618,735	41,284,507
Class R	(111,703)	651,940
Class R6	50,156,576	5,000
Total capital share transactions	538,640,403	532,804,383
Net increase (decrease) in net assets	(96,012,570)	1,030,046,845
Net assets:
Beginning of year	6,049,778,673	5,019,731,828
End of year	$5,953,766,103	$6,049,778,673
Distributions in excess of net investment income included in net assets:
End of year	$(7,376,721)	$(5,986,981)

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The accompanying notes are an integral part of these financial statements. | Annual Report | 33

FRANKLIN MUTUAL QUEST FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Quest Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Effective June 30, 2014, Mutual Quest Fund was renamed Franklin Mutual Quest Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An

34 | Annual Report

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FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS

income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various

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Annual Report

| 35

FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement.

Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the coun-terparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 10 regarding investment transactions and other derivative information, respectively.

e. Restricted Cash

At December 31, 2014, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

36 | Annual Report

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NOTES TO FINANCIAL STATEMENTS

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
	2014		2013
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	13,791,131	$254,628,820	11,698,858	$217,333,009
Shares issued in reinvestment of distributions	33,993,990	551,437,500	29,082,475	524,878,902
Shares redeemed	(28,713,574)	(526,182,344)	(22,293,224)	(412,854,945)
Net increase (decrease)	19,071,547	$279,883,976	18,488,109	$329,356,966
Class A Shares:
Shares sold	12,523,961	$230,093,834	12,521,572	$230,284,598
Shares issued in reinvestment of distributions	11,754,465	188,443,537	9,440,266	168,652,419
Shares redeemed	(13,468,589)	(245,444,552)	(12,865,192)	(236,440,048)
Net increase (decrease)	10,809,837	$173,092,819	9,096,646	$162,496,969

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		FRANKLIN MUTUAL QUEST FUND
		NOTES TO FINANCIAL STATEMENTS

		Year Ended December 31,
	2014		2013	[a]
	Shares	Amount	Shares		Amount

Class B Shares[b]:
Shares sold			619		$10,718
Shares redeemed			(58,326)		(1,001,717)
Net increase (decrease)			(57,707)		$(990,999)
Class C Shares:
Shares sold	2,624,276	$47,212,405	2,814,368		$51,317,041
Shares issued in reinvestment of distributions	3,246,333	51,269,278	2,705,655		47,704,834
Shares redeemed	(3,524,189)	(62,862,948)	(3,207,256)		(57,737,368)
Net increase (decrease)	2,346,420	$35,618,735	2,312,767		$41,284,507
Class R Shares:
Shares sold	57,363	$1,046,886	33,864		$637,240
Shares issued in reinvestment of distributions	5,648	89,702	5,249		92,616
Shares redeemed	(68,294)	(1,248,291)	(4,282)		(77,916)
Net increase (decrease)	(5,283)	$(111,703)	34,831		$651,940
Class R6 Shares:
Shares sold	2,577,392	$48,100,007	275		$5,000
Shares issued in reinvestment of distributions	377,501	6,108,898	—		—
Shares redeemed	(217,161)	(4,052,329)	—		—
Net increase (decrease)	2,737,732	$50,156,576	275		$5,000

[a]For the period May 1, 2013 (effective date) to December 31, 2013, for Class R6.
[b]Effective March 22, 2013, all Class B shares were converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $7 billion
0.625%	Over $7 billion, up to and including $10 billion
0.615%	In excess of $10 billion

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FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Effective July 1, 2014, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to July 1, 2014, the Fund paid fees to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $7 billion
0.550%	Over $7 billion, up to and including $10 billion
0.540%	In excess of $10 billion

b. Administrative Fees

Effective July 1, 2014, under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to July 1, 2014, the Fund paid its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

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FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$658,957
CDSC retained	$19,616

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2014, the Fund paid transfer agent fees of $4,553,623, of which $2,468,171 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2015. There were no Class R6 transfer agent fees waived during the year ended December 31, 2014.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2014, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2014	$240,985
[b]Decrease in projected benefit obligation	$8,529
Benefit payments made to retired trustees	$(6,011)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

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FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS

6. Income Taxes

The tax character of distributions paid during the years ended December 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$465,683,084	$494,364,532
Long term capital gain	366,491,985	278,189,331
	$832,175,069	$772,553,863

At December 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$5,572,861,211

Unrealized appreciation	$767,112,420
Unrealized depreciation	(419,923,414)
Net unrealized appreciation (depreciation)	$347,189,006

Undistributed ordinary income	$14,109,666
Undistributed long term capital gains	41,281,438
Distributable earnings	$55,391,104

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, tax straddles and wash sales.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2014, aggregated $3,932,173,925 and $3,814,590,885, respectively.

Transactions in options written during the year ended December 31, 2014, were as follows:

	Number of
	Contracts	Premiums
Options outstanding at December 31, 2013	15,000	$5,365,918
Options written	107,643	30,947,272
Options expired	(9,000)	(1,247,026)
Options exercised	(10,075)	(6,205,080)
Options closed	(89,568)	(26,749,054)
Options outstanding at December 31, 2014	14,000	$2,112,030

See Notes 1(d) and 10 regarding derivative financial instruments and other derivative information, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

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FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS

At December 31, 2014, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $251,602,066, representing 4.23% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/
Shares/		Acquisition
Warrants	Issuer	Dates	Cost	Value
9,272	Broadband Ventures III LLC, secured promissory note, 5.00%,
	2/01/12	7/01/10 - 11/30/12	$9,272	$—
16,133,491	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,363,058	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,569,318	223,498
18,661,349	International Automotive Components Group North America LLC	1/02/06 - 3/18/13	15,279,344	14,130,000
1,110,000	[a]Lee Enterprises Inc., wts., 12/31/22	3/31/14	1,490,026	1,831,500
97,300	Olympus Re Holdings Ltd.	12/19/01	9,089,825	—
	Total Restricted Securities (Value is 0.27% of Net Assets)		$27,437,785	$16,184,998

[a]The Fund also invests in unrestricted securities or other investments in the issuer, valued at $105,712,969 as of December 31, 2014.

10. Other Derivative Information

At December 31, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange
contracts	Unrealized appreciation on forward	$71,750,736	[a]	Unrealized depreciation on forward	$4,199,174
	exchange contracts / Net assets			exchange contracts
	consist of – net unrealized
	appreciation (depreciation)
Equity contracts	Investments, at value	20,000		Options written, at value	920,000

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

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FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS

10. Other Derivative Information (continued)

For the year ended December 31, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

			Change in
			Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Year	for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and	$3,413,806	$104,509,906
	futures contracts / Net change in unrealized appreciation
	(depreciation) on translation of other assets and
	liabilities denominated in foreign currencies
Equity contracts	Net realized gain (loss) from investments and written options / Net	10,339,356	(3,599,481)
change in unrealized appreciation (depreciation) on investments

For the year ended December 31, 2014, the average month end fair value of derivatives represented 0.84% of average month end net assets. The average month end number of open derivative contracts for the year was 208.

At December 31, 2014, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of Assets and Liabilities
	Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$67,664,822	$4,199,174

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At December 31, 2014, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received [a,b]	Received[b]	than zero)
Counterparty
BANT	$14,877,689	$(1,412,207)	$(13,465,482)	$—	$—
BBU	16	(16)	—	—	—
BONY	643,256	(116,138)	(527,118)	—	—
DBFX	10,380,699	(225,414)	—	(9,440,000)	715,285
FBCO	10,915,471	(158,799)	(10,756,672)	—	—
HSBC	11,863,675	(1,833,003)	(10,030,672)	—	—
SCBT	5,930,187	—	—	(5,930,187)	—
SSBT	13,053,829	—	—	—	13,053,829
Total	$67,664,822	$(3,745,577)	$(34,779,944)	$(15,370,187)	$13,769,114

aAt December 31, 2014, the Fund received Federal Republic of Germany Bonds and U.S. Treasury Bonds and Notes as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

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FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS

At December 31, 2014, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged[a]	Pledged	than zero)
Counterparty
BANT	$1,412,207	$(1,412,207)	$—	$—	$—
BBU	55,218	(16)	—	—	55,202
BONY	116,138	(116,138)	—	—	—
DBFX	225,414	(225,414)	—	—	—
FBCO	158,799	(158,799)	—	—	—
HSBC	1,833,003	(1,833,003)	—	—	—
SCBT	—	—	—	—	—
SSBT	398,395	—	—	—	398,395
Total	$4,199,174	$(3,745,577)	$—	$—	$453,597

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Notes 1(d) and 7 regarding derivative financial instruments and investment transactions, respectively.

See Abbreviations on page 49.

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2014, were as shown below.

	Number of			Number of
	Shares/			Shares/
	Warrants/			Warrants/
	Principal			Principal
	Amount Held			Amount Held	Value
	at Beginning	Gross	Gross	at End	at End	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)
Non-Controlled Affiliates
Eastman Kodak Co.	869,627	2,419,549	(81,287)	3,207,889	$69,643,270	$—	$469,725
Eastman Kodak Co., First Lien
Term Loan, 7.25%, 9/03/19	14,771,770	—	(148,460)	14,623,310	14,611,129	1,063,942	1,988
Eastman Kodak Co., Second
Lien Term Loan, 10.75%,
9/03/20	39,590,000	10,896,000	—	50,486,000	50,549,107	4,208,637	—
Eastman Kodak Co., wts.,
9/03/18	38,301	5,020	—	43,321	329,240	—	—
Eastman Kodak Co., wts.,
9/03/18	38,301	5,020	—	43,321	268,590	—	—
Imagine Group Holdings Ltd.	350,236	—	(350,236)	—	—	—	(1,147,096)
KGen Power Corp., 144A	5,377,461	—	—	5,377,461	1,543,815	—	1,774,562
New Media Investment Group
Inc.	—	2,504,758	(34,751)	2,470,007	58,366,265	1,028,569	280,130
Total Affiliated Securities (Value is 3.28% of Net Assets)					$195,311,416	$6,301,148	$1,379,309

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FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 13, 2015, the Borrowers renewed the Global Credit Facility for a total of $2 billion, which matures on February 12, 2016.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS

A summary of inputs used as of December 31, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$14,353,498		$14,353,498
Communications Equipment	—	—	27,846,362		27,846,362
Media	472,712,649	—	1,831,500		474,544,149
Real Estate Management & Development	—	—	69,961,758		69,961,758
All Other Equity Investments[b]	3,206,417,022	—	—[c]		3,206,417,022
Corporate Bonds, Notes and Senior Floating Rate
Interests	—	1,354,785,099	13,241,250		1,368,026,349
Corporate Notes and Senior Floating Rate Interests in
Reorganization	—	251,602,066	—[c]		251,602,066
Companies in Liquidation	9,574,882	113,565,656	1,543,815	[c]	124,684,353
Asset-Backed Securities	—	29,870,463	—		29,870,463
Municipal Bonds	—	15,879,533	—		15,879,533
Options Purchased	20,000	—	—		20,000
Short Term Investments	293,275,609	43,569,055	—		336,844,664
Total Investments in Securities	$3,982,000,162	$1,809,271,872	$128,778,183		$5,920,050,217
Other Financial Instruments
Futures Contracts	$4,085,914	$—	$—		$4,085,914
Forward Exchange Contracts	—	67,664,822	—		67,664,822
Total Investments in Securities	$4,085,914	$67,664,822	$—		$71,750,736
Liabilities:
Other Financial Instruments
Options Written	$920,000	$—	$—		$920,000
Securities Sold Short	54,161,437	29,722,115	—		83,883,552
Forward Exchange Contracts	—	4,199,174	—		4,199,174
Total Other Financial Instruments	$55,081,437	$33,921,289	$—		$89,002,726

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at December 31, 2014.

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FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS

13. Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At December 31, 2014, the reconciliations of assets, is as follows:

												Net Change
												in Unrealized
								Net	Net			Appreciation
	Balance at				Transfers	Transfers		Realized	Unrealized	Balance		(Depreciation)
	Beginning				Into	Out of	Cost Basis	Gain	Appreciation	at End on Assets Held
	of Year		Purchases	Sales	Level 3[a]	Level 3[b] Adjustments[c]		(Loss) (Depreciation)		of Year		at Year End
Assets:
Investments in Securities:
Equity Investments:[d]
Auto Components	$11,019,335		$—	$—	$—	$—	$—	$—	$3,334,163	$14,353,498		$3,334,163
Communications
Equipment	—		—	—	—	—	—	—	27,846,362	27,846,362		27,846,362
Insurance	2,558,824	[e]	—	(2,439,846)	—	—	(25,341)	(1,147,096)	1,053,459	—[e]		25,341
Leisure Equipment &
Products	28,675,515		—	—	—	(24,340,860)	—	—	(4,334,655)	—		—
Media	—		—	—	1,490,026	—	—	—	341,474	1,831,500		341,474
Real Estate Management &
Development	42,884,142		—	—	—	—	—	—	27,077,616	69,961,758		27,077,616
Companies in Liquidation	—[e]		—	—	1,344,365	—	—	—	199,450	1,543,815	[e]	199,450
Corporate Bonds, Notes and
Senior Floating Rate
Interests	—		17,018,722	—	—	—	—	—	(3,777,472)	13,241,250		(3,777,472)
Total	$85,137,816		$17,018,722	$(2,439,846) $2,834,391		$(24,340,860)	$(25,341)	$(1,147,096)	$51,740,397	$128,778,183		$55,046,934

aThe investments were transferred into Level 3 as a result of their value being determined using a significant unobservable input.
bThe investments were transferred out of Level 3 as a result of the removal of a significant unobservable valuation input.
cMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
dIncludes common and preferred stocks as well as other equity investments.
eIncludes securities determined to have no value.

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NOTES TO FINANCIAL STATEMENTS

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2014, are as follows:

						Impact to Fair
	Fair Value at	Valuation				Value if Input
Description	End of Year	Technique	Unobservable Inputs	Amount		Increases[a]
Assets:
Investments in Securities:
Equity Investments:
Auto Components.	$14,130,000	Market	Discount for lack of marketability	10%		Decrease[b]
		comparables	EV / EBITDA multiple	3.6	x	Increase[b]
Real Estate Management &
Development.	69,961,758	Market	Discount for lack of marketability	8%		Decrease[b]
comparables

All Other Investments[c]	44,686,425
Total	$128,778,183

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bRepresents a significant impact to fair value but not net assets.
cIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

Abbreviations List

EBITDA EV	Earnings before interest, taxes, depreciation and amortization Enterprise value

14. New Accounting Pronouncements

In June 2014, Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	CAD	Canadian Dollar	ADR	American Depositary Receipt
BBU	Barclays Bank PLC	CHF	Swiss Franc	FRN	Floating Rate Note
BONY	Bank of New York Mellon	EUR	Euro	GO	General Obligation
DBFX	Deutsche Bank AG	GBP British Pound		PIK	Payment-In-Kind
FBCO	Credit Suisse Group AG	USD	United States Dollar
HSBC	HSBC Bank USA, N.A.
SCBT	Standard Chartered Bank
SSBT	State Street Bank and Trust Co., N.A.

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FRANKLIN MUTUAL QUEST FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of the Franklin Mutual Quest Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual Quest Fund (formerly, Mutual Quest Fund) (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual Quest Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2015

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $366,491,985 as a long term capital gain dividend for the fiscal year ended December 31, 2014.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $199,614,723 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2014.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 6.77% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $176,325,746 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $95,790,310 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2014.

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FRANKLIN MUTUAL QUEST FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	10	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	36	Navient Corporation (loan
c/o Franklin Mutual Advisers, LLC				management, servicing and asset
101 John F. Kennedy Parkway				recovery) (May 2014), Ares Capital
Short Hills, NJ 07078-2789				Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) Trustee	Since 2002	17	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC			Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway			Fiduciary International Ireland Limited.
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954)	Trustee	Since 2009	10	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm); director of various boards of asset management firms; and formerly, Managing Director, Putnam Lovell NBF.

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Charles Rubens II (1930)	Trustee	Since 1998	17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947) Trustee	Since 2009	10	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on Advisory Board of Knight Bagehot Fellowship; and formerly, Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Robert E. Wade (1946)	Trustee and	Trustee since 1993 43		El Oro Ltd (investments).
c/o Franklin Mutual Advisers, LLC Chairman of		and Chairman of
101 John F. Kennedy Parkway	the Board	the Board since
Short Hills, NJ 07078-2789		2005
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	147	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Peter A. Langerman (1955)	Trustee,	Trustee since	10	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC President, and		2007, President,		(AIG) Credit Facility Trust (2010-2011).
101 John F. Kennedy Parkway	Chief Executive and Chief
Short Hills, NJ 07078-2702	Officer –	Executive Officer –
	Investment	Investment
	Management	Management since
2005

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of four of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice President	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway
Short Hills NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Franklin Mutual Advisers, LLC; officer of three of the investment companies in Franklin Templeton Investments; and formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Secretary and	Secretary since	Not Applicable	Not Applicable
One Franklin Parkway	Vice President	2005 and Vice
San Mateo, CA 94403-1906		President since
2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Robert G. Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:

Assistant Treasurer, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is an affiliate of the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and “independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Mutual Quest Fund
Formerly, Mutual Quest Fund

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, C, R & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	475 A 02/15

Annual Report
and Shareholder Letter
December 31, 2014

Franklin Mutual Shares Fund

Formerly, Mutual Shares Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report

Franklin Mutual Shares Fund	4
Performance Summary	9
Your Fund’s Expenses	14
Financial Highlights and
Statement of Investments	16
Financial Statements	29
Notes to Financial Statements	33
Report of Independent Registered
Public Accounting Firm	48
Tax Information	49
Board Members and Officers	50
Shareholder Information	55

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Annual Report

Franklin Mutual Shares Fund

(formerly, Mutual Shares Fund)

This annual report for Franklin Mutual Shares Fund covers the fiscal year ended December 31, 2014.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

Performance Overview

The Fund’s Class Z shares delivered a cumulative total return of +7.60% for the 12 months ended December 31, 2014. For comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, generated a +13.69% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy grew moderately during 2014 as U.S. economic growth expanded while growth rates in much of the rest of the world declined. U.S. economic activity was supported in some quarters by increased consumer spending, business investment and federal defense spending. The housing market strengthened, and lower gasoline prices and improved job growth contributed to rising retail sales. The U.S. Federal Reserve Board (Fed) began reducing its large-scale bond purchases $10 billion a month in January and ended the buying program in October. But it continued its practice of maintaining holdings of longer term securities at sizable levels. Toward period-end, the Fed stated that it could be patient with regard to

*Weightings may be negative or may not total 100% due to rounding, use of any derivatives, unsettled trades or other factors.

raising interest rates and that the interest rate might not rise for at least a couple of meetings, possibly implying at least the first two meetings of 2015.

Outside the U.S., the U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the eurozone, economic growth remained subdued, as concerns persisted about the potential negative impacts to growth from the crisis in Ukraine and China’s moderating growth rate. In June, the European Central Bank (ECB) reduced its main

1. Source: Morningstar.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 21.

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interest rate and, for the first time, set a negative deposit rate; the ECB reduced both rates again in September. The ECB broadened its monetary easing stance by implementing an asset purchase program to prevent deflation and stimulate the economy. Japan’s second- and third-quarter economic contractions indicated the economy was in a recession, although private consumption and exports improved in the third quarter. In October, the Bank of Japan expanded its stimulus measures amid weak domestic demand and as substantially lower crude oil prices exerted further downward pressure on inflation. Near period-end, Japan’s ruling coalition was reelected in early parliamentary elections and subsequently announced a fresh stimulus package aimed at reviving economic growth.

Global developed market stocks, as measured by the MSCI World Index, advanced overall during the 12-month period amid a generally accommodative monetary policy environment and continued strength in corporate earnings. In several emerging markets, economic growth generally moderated. Emerging market stocks overall, as measured by the MSCI Emerging Markets Index, fell for the year, amid headwinds such as soft domestic demand, weak exports, plummeting crude oil prices, regional geopolitical tensions and concerns about possible U.S. interest rate increases. Many emerging market currencies depreciated against the U.S. dollar, leading several central banks to raise interest rates seeking to support their currencies. Several other central banks lowered interest rates to promote economic growth. Gold prices ended the year lower amid benign global inflation and a strong U.S. dollar.

Top 10 Sectors/Industries

Based on Equity Securities as of 12/31/14

% of Total
Net Assets
Insurance	9.3%
Banks	9.2%
Media	8.8%
Pharmaceuticals	6.8%
Oil, Gas & Consumable Fuels	6.6%
Tobacco	5.7%
Software	4.9%
Health Care Equipment & Supplies	4.0%
Technology Hardware, Storage & Peripherals	3.5%
Food & Staples Retailing	3.4%

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

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Manager’s Discussion

Many Fund holdings increased in value during the 12-month period. Top contributors to performance included technology leader Apple, Teva Pharmaceutical Industries and retailer Kroger.

During the year Apple reported consistently good quarterly results, driven by its strong iPhone business. In addition, the company announced a trio of shareholder friendly actions. These included an enhanced share repurchase program of $90 billion, up from $60 billion, with the same end date of December 2015, an 8% increase in the dividend, and a seven-for-one stock split that went into effect in early June. In September, the company released its highly anticipated iPhone 6, which sold 10 million units in its first two days. The iPhone sales drove a strong fiscal fourth quarter via healthy sales volumes and a strong product mix that led to a higher average selling price for the period. In October, the company refreshed its product line-up ahead of the holiday season, including launches of the new iPad Air 2, iPad Mini 3, iMac with Retina Display and an updated Mac Mini. Apple also announced the commencement of support for Apple Pay, its mobile payment and digital wallet application.

The performance of Israel-based Teva Pharmaceutical Industries was largely driven by positive events related to the company’s most profitable drug, Copaxone, used to prevent the relapse of multiple sclerosis. In March, the U.S. Supreme Court agreed to hear Teva’s appeal (with oral arguments occurring in October) to maintain a patent, which further delayed the entrance of generic competition. The delay provided Teva the opportunity to convert more U.S. patients to its new formulation and allowed it to potentially retain a higher portion of the franchise once generic alternatives entered the market. In December, Teva received more good news regarding Copaxone with the new formulation gaining European Union approval. Investors also reacted favorably to the January 2014 announcement of a new chief executive officer (CEO) as the market believed he could successfully carry on Teva’s cost-cutting restructuring program.

Kroger is a Cincinnati-based grocery retailer that operates over 2,400 grocery and multi-department stores in 31 states. During 2014, the company reported strong quarterly operating profits while also raising its fiscal year 2014 earnings outlook for three consecutive quarters. The increase in the full-year outlook was driven in part by the acquisition of Harris Teeter, a stronger outlook for 2014 full-year sales and a decline in gasoline prices, which has helped the U.S. consumer. Kroger’s management team has been executing on a program called “Consumer First”

for several years. This program has resonated with Kroger customers, enabling the company to gain market share, leverage fixed costs, drive operating profit growth and increase shareholder value.

During the period under review, some of the Fund’s investments negatively affected performance. These included offshore drilling company Transocean, natural resources firm Freeport-McMoRan and retailer Tesco.

Transocean is a Switzerland-headquartered company providing offshore contract drilling services. The offshore drilling market continued to be mired in a downturn with little clarity regarding the length and depth of the current cycle as oil prices plunged during the second half of 2014. Oil companies pushed back projects, leaving a number of new rigs without contracts and increasing potential downtime between jobs for existing rigs. The growing fleet of uncontracted rigs at period-end portended, in our view, weak second-half results and a challenging start to 2015. On a positive note, the company started a Master Limited Partnership (MLP), Transocean Partners, which went public in September. The MLP may provide Transocean with a way to generate cash by selling (dropping down) assets into Transocean Partners while still controlling the operations of those assets.

Top 10 Equity Holdings
12/31/14
Company	% of Total
Sector/Industry, Country	Net Assets
Medtronic Inc.	3.0%
Health Care Equipment & Supplies, U.S.
Microsoft Corp.	2.8%
Software, U.S.
Merck & Co. Inc.	2.6%
Pharmaceuticals, U.S.
White Mountains Insurance Group Ltd.	2.5%
Insurance, U.S.
Teva Pharmaceutical Industries Ltd., ADR	2.2%
Pharmaceuticals, Israel
Apple Inc.	2.0%
Technology Hardware, Storage & Peripherals, U.S.
Twenty-First Century Fox Inc., B	1.9%
Media, U.S.
PNC Financial Services Group Inc.	1.9%
Banks, U.S.
American International Group Inc.	1.7%
Insurance, U.S.
Time Warner Cable Inc.	1.6%
Media, U.S.

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Shares of Freeport-McMoRan came under pressure during 2014 in large part due to falling crude oil prices during the second half of the year, as well as lower prices for copper and gold. The company’s stock also came under pressure from events related to its operations in Indonesia. In early 2014, Indonesia’s government issued new mining-related tax and regulatory policies with the apparent intent to force miners to build smelters within the country. In September, production at the company’s Grasberg mine in Indonesia declined following a fatal accident. The workers’ union subsequently threatened to strike, a development that ultimately did not occur. We took a favorable view of agreements announced in May for Freeport to sell shale assets in Texas and to purchase deepwater oil and gas projects in the Gulf of Mexico. We believe the deepwater assets are more attractive than the shale assets, and proceeds from the shale asset sale allowed Freeport to pay off some of its debt. In addition, we had a favorable view on copper over the longer term as we believed supply shortages were likely in the next few years.

Shares of the U.K.-based Tesco fell throughout 2014. In March, the stock declined as investors became more concerned about price competition from major discounters and competitor supermarkets. Then in August, Tesco issued an unexpected trading statement ahead of its scheduled first-half results. The company lowered its profit guidance primarily for its flagship U.K. operations and cut its dividend. The stock price took a further hit in September with the announcement of material accounting irregularities in Tesco’s core U.K. operations and a contemporaneous change of both the company’s CEO and chief financial officer. At year-end, the Fund no longer held Tesco shares.

During the period, the Fund held currency forwards and futures to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

CFA® is a trademark owned by CFA Institute.

As fellow shareholders, we found recent relative performance disappointing, but it is not uncommon for our strategy to lag amid a strong equity market. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders. Thank you for your continued participation in Franklin Mutual Shares Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MUTUAL SHARES FUND

Peter Langerman has been portfolio manager for Franklin Mutual Shares Fund (formerly, Mutual Shares Fund) since 2005. He has been portfolio manager of Franklin Mutual Global Discovery Fund (formerly, Mutual Global Discovery Fund) since 2009. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Franklin Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

F. David Segal has been portfolio manager for Franklin Mutual Shares Fund (formerly, Mutual Shares Fund) since 2005. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999 to 2002.

Debbie Turner has been assistant portfolio manager for Franklin Mutual Shares Fund (formerly, Mutual Shares Fund) since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, Ms. Turner was employed at Heine Securities Corporation, the Fund’s former manager.

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Performance Summary as of December 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	12/31/14	12/31/13		Change
Z (MUTHX)	$29.52	$28.34	+$	1.18
A (TESIX)	$29.29	$28.12	+$	1.17
C (TEMTX)	$29.02	$27.88	+$	1.14
R (TESRX)	$29.14	$27.98	+$	1.16
R6 (FMSHX)	$29.51	$28.33	+$	1.18

Distributions (1/1/2014–12/31/2014)
Share Class	Dividend Income
Z	$0.9791
A	$0.8876
C	$0.6830
R	$0.8228
R6	$1.0143

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FRANKLIN MUTUAL SHARES FUND
PERFORMANCE SUMMARY

Performance as of 12/31/14

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

		Cumulative		Average Annual	Value of	Total Annual
Share Class		Total Return[1]		Total Return[2]	$10,000 Investment[3]	Operating Expenses[4]
Z						0.79%
1-Year	+	7.60%	+	7.60%	$10,760
5-Year	+	74.70%	+	11.80%	$17,470
10-Year	+	87.66%	+	6.50%	$18,766
A						1.09%
1-Year	+	7.30%	+	1.11%	$10,111
5-Year	+	72.09%	+	10.16%	$16,222
10-Year	+	81.94%	+	5.54%	$17,148
C						1.79%
1-Year	+	6.56%	+	5.56%	$10,556
5-Year	+	66.22%	+	10.70%	$16,622
10-Year	+	69.88%	+	5.44%	$16,988
R						1.29%
1-Year	+	7.10%	+	7.10%	$10,710
5-Year	+	70.45%	+	11.25%	$17,045
10-Year	+	78.60%	+	5.97%	$17,860
R6[5]						0.67%
1-Year	+	7.72%	+	7.72%	$10,772
Since Inception (5/1/13)	+	24.63%	+	14.11%	$12,463

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN MUTUAL SHARES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

Class C (1/1/05–12/31/14)

$25,000
$20,000
$15,000
$10,000
$5,000
1/05
12/06
12/08
12/10
12/12
12/14
$20,947
$16,988
Franklin Mutual Shares Fund
S&P 500®

Average Annual Total Return

Class C	12/31/14
1-Year	+5.56%
5-Year	+10.70%
10-Year	+5.44%

Class R (1/1/05–12/31/14)

$25,000
$20,000
$15,000
$10,000
$5,000
1/05
12/06
12/08
12/10
12/12
12/14
$20,947
$17,860
Franklin Mutual Shares Fund
S&P 500®

Average Annual Total Return

Class R	12/31/14
1-Year	+7.10%
5-Year	+11.25%
10-Year	+5.97%

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve special risks including currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Class R6 has a fee waiver contractually guaranteed through at least 4/30/15. Investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
6. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MUTUAL SHARES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 7/1/14	Value 12/31/14	Period* 7/1/14–12/31/14
Z
Actual	$1,000	$996.20	$4.08
Hypothetical (5% return before expenses)	$1,000	$1,021.12	$4.13
A
Actual	$1,000	$994.80	$5.58
Hypothetical (5% return before expenses)	$1,000	$1,019.61	$5.65
C
Actual	$1,000	$991.20	$9.08
Hypothetical (5% return before expenses)	$1,000	$1,016.08	$9.20
R
Actual	$1,000	$993.90	$6.58
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.67
R6
Actual	$1,000	$996.70	$3.52
Hypothetical (5% return before expenses)	$1,000	$1,021.68	$3.57

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.81%; A: 1.11%; C: 1.81%; R: 1.31%; and R6: 0.70%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Financial Highlights
		Year Ended December 31,
	2014	2013	2012	2011	2010
Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$28.34	$22.48	$19.96	$20.80	$19.19
Income from investment operations[a]:
Net investment income[b]	0.78 [c]	0.47	0.39	0.47 [d]	0.56 [e]
Net realized and unrealized gains (losses)	1.38	5.83	2.62	(0.80)	1.68
Total from investment operations	2.16	6.30	3.01	(0.33)	2.24
Less distributions from net investment income	(0.98)	(0.44)	(0.49)	(0.51)	(0.63)
Net asset value, end of year	$29.52	$28.34	$22.48	$19.96	$20.80

Total return	7.60%	28.10%	15.14%	(1.50)%	11.75%

Ratios to average net assets
Expenses[f]	0.80%[g]	0.79%[g]	0.82%	0.86%	0.85%[h]
Expenses incurred in connection with securities sold short	0.03%	—%[i]	—%[i]	—%[i]	0.02%
Net investment income	2.67%[c]	1.85%	1.82%	2.24%[d]	2.83%[e]

Supplemental data
Net assets, end of year (000’s)	$7,363,765	$7,025,908	$7,575,308	$7,540,502	$8,635,954
Portfolio turnover rate	19.24%	24.29%	21.57%	29.44%	28.25%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.66%.
dNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.87%.
eNet investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.73%.
fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(f).
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payment by affiliates rounds to less than 0.01%.
iRounds to less than 0.01%.

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$28.12	$22.32	$19.81	$20.64	$19.06
Income from investment operations[a]:
Net investment income[b]	0.69 [c]	0.40	0.33	0.40 [d]	0.49 [e]
Net realized and unrealized gains (losses)	1.37	5.76	2.60	(0.79)	1.66
Total from investment operations	2.06	6.16	2.93	(0.39)	2.15
Less distributions from net investment income	(0.89)	(0.36)	(0.42)	(0.44)	(0.57)
Net asset value, end of year	$29.29	$28.12	$22.32	$19.81	$20.64

Total return[f]	7.30%	27.74%	14.75%	(1.79)%	11.41%

Ratios to average net assets
Expenses[g]	1.10%[h]	1.09%[h]	1.12%	1.16%	1.15%[i]
Expenses incurred in connection with securities sold short	0.03%	—%[j]	—%[j]	—%[j]	0.02%
Net investment income	2.37%[c]	1.55%	1.52%	1.94%[d]	2.53%[e]

Supplemental data
Net assets, end of year (000’s)	$5,392,130	$5,477,733	$4,633,895	$4,681,967	$5,368,887
Portfolio turnover rate	19.24%	24.29%	21.57%	29.44%	28.25%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.36%.
dNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.57%.
eNet investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.43%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(f).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payment by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 17

FRANKLIN MUTUAL SHARES FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$27.88	$22.13	$19.65	$20.46	$18.89
Income from investment operations[a]:
Net investment income[b]	0.48 [c]	0.22	0.17	0.25 [d]	0.35 [e]
Net realized and unrealized gains (losses)	1.34	5.71	2.57	(0.77)	1.65
Total from investment operations	1.82	5.93	2.74	(0.52)	2.00
Less distributions from net investment income	(0.68)	(0.18)	(0.26)	(0.29)	(0.43)
Net asset value, end of year	$29.02	$27.88	$22.13	$19.65	$20.46

Total return[f]	6.56%	26.82%	13.97%	(2.44)%	10.62%

Ratios to average net assets
Expenses[g]	1.80%[h]	1.79%[h]	1.82%	1.86%	1.85%[i]
Expenses incurred in connection with securities sold short	0.03%	—%[j]	—%[j]	—%[j]	0.02%
Net investment income	1.67%[c]	0.85%	0.82%	1.24%[d]	1.83%[e]

Supplemental data
Net assets, end of year (000’s)	$1,240,845	$1,236,603	$1,043,695	$1,065,446	$1,292,711
Portfolio turnover rate	19.24%	24.29%	21.57%	29.44%	28.25%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.66%.
dNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 0.87%.
eNet investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.73%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(f).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payment by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

18 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		FRANKLIN MUTUAL SHARES FUND
			FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$27.98	$22.20	$19.70	$20.52	$18.95
Income from investment operations[a]:
Net investment income[b]	0.64 [c]	0.34	0.28	0.36 [d]	0.45 [e]
Net realized and unrealized gains (losses)	1.34	5.73	2.59	(0.78)	1.66
Total from investment operations	1.98	6.07	2.87	(0.42)	2.11
Less distributions from net investment income	(0.82)	(0.29)	(0.37)	(0.40)	(0.54)
Net asset value, end of year	$29.14	$27.98	$22.20	$19.70	$20.52

Total return	7.10%	27.47%	14.52%	(1.94)%	11.18%

Ratios to average net assets
Expenses[f]	1.30%[g]	1.29%[g]	1.32%	1.36%	1.35%[h]
Expenses incurred in connection with securities sold short	0.03%	—%[i]	—%[i]	—%[i]	0.02%
Net investment income	2.17%[c]	1.35%	1.32%	1.74%[d]	2.33%[e]

Supplemental data
Net assets, end of year (000’s)	$172,938	$192,658	$191,304	$218,757	$259,834
Portfolio turnover rate	19.24%	24.29%	21.57%	29.44%	28.25%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.16%.
dNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.37%.
eNet investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.23%.
fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(f).
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payment by affiliates rounds to less than 0.01%.
iRounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 19

FRANKLIN MUTUAL SHARES FUND
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$28.33	$24.91
Income from investment operations[b]:
Net investment income[c]	0.82 [d]	0.38
Net realized and unrealized gains (losses)	1.37	3.51
Total from investment operations	2.19	3.89
Less distributions from net investment income	(1.01)	(0.47)
Net asset value, end of year	$29.51	$28.33

Total return[e]	7.72%	15.70%

Ratios to average net assets[f]
Expenses[g,h]	0.69%	0.67%
Expenses incurred in connection with securities sold short	0.03%	—%[i]
Net investment income	2.78%[d]	1.97%

Supplemental data
Net assets, end of year (000’s)	$2,249,991	$2,221,889
Portfolio turnover rate	19.24%	24.29%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.77%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(f).
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

20 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

Statement of Investments, December 31, 2014

	Country	Shares	Value

Common Stocks and Other Equity Interests 84.7%
Aerospace & Defense 1.7%
[a] B/E Aerospace Inc.	United States	1,412,070	$81,928,301
Huntington Ingalls Industries Inc.	United States	1,508,054	169,595,753
[a] KLX Inc.	United States	706,035	29,123,944
			280,647,998
Auto Components 0.3%
[a,b,c] International Automotive Components Group Brazil LLC	Brazil	7,234,813	684,268
[a,b,c,d] International Automotive Components Group North America LLC	United States	63,079,866	47,762,813
			48,447,081
Automobiles 1.3%
General Motors Co.	United States	6,183,080	215,851,323
Banks 9.2%
Barclays PLC	United Kingdom	22,479,720	85,320,301
CIT Group Inc.	United States	2,102,356	100,555,687
Citigroup Inc.	United States	3,362,406	181,939,789
Citizens Financial Group Inc.	United States	1,950,638	48,492,861
Columbia Banking System Inc.	United States	1,603,629	44,276,197
[a] FCB Financial Holdings Inc., A	United States	1,647,570	40,596,125
[c] Guaranty Bancorp	United States	1,146,366	16,553,525
[a] ING Groep NV, IDR	Netherlands	7,306,186	95,742,451
JPMorgan Chase & Co.	United States	3,550,940	222,217,825
KB Financial Group Inc.	South Korea	2,078,971	68,712,333
PNC Financial Services Group Inc.	United States	3,438,533	313,697,366
Societe Generale SA	France	627,835	26,581,215
State Bank Financial Corp.	United States	1,467,000	29,310,660
SunTrust Banks Inc.	United States	2,963,080	124,153,052
Wells Fargo & Co.	United States	2,093,160	114,747,031
			1,512,896,418
Beverages 1.3%
Coca-Cola Enterprises Inc.	United States	556,852	24,623,995
PepsiCo Inc.	United States	1,930,319	182,530,965
			207,154,960
Capital Markets 0.4%
Credit Suisse Group AG	Switzerland	2,666,742	67,272,067
Chemicals 0.0%
[a,e,f] Dow Corning Corp., Contingent Distribution	United States	12,630,547	—
Communications Equipment 1.4%
Cisco Systems Inc.	United States	8,126,460	226,037,485
Consumer Finance 0.5%
[a] Ally Financial Inc.	United States	3,254,500	76,871,290
Containers & Packaging 0.9%
MeadWestvaco Corp.	United States	3,395,925	150,745,111
Diversified Consumer Services 0.1%
Cengage Learning Holdings II LP	United States	837,095	18,834,638
Diversified Telecommunication Services 0.6%
[a,e,f] Global Crossing Holdings Ltd., Contingent Distribution	United States	105,649,309	—
Koninklijke KPN NV	Netherlands	30,410,640	96,702,184
			96,702,184

franklintempleton.com			Annual Report | 21

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS

	Country	Shares	Value

Common Stocks and Other Equity Interests (continued)
Energy Equipment & Services 1.4%
Baker Hughes Inc.	United States	2,860,306	$160,377,358
Ensco PLC, A	United States	545,492	16,337,485
[g] Transocean Ltd.	United States	3,071,412	56,298,982
			233,013,825
Food & Staples Retailing 3.4%
CVS Health Corp.	United States	1,528,221	147,182,965
The Kroger Co.	United States	3,609,640	231,774,984
Walgreens Boots Alliance Inc.	United States	2,283,129	173,974,430
			552,932,379
Health Care Equipment & Supplies 4.0%
Medtronic Inc.	United States	6,804,194	491,262,807
Stryker Corp.	United States	1,810,620	170,795,784
			662,058,591
Health Care Providers & Services 1.1%
Cigna Corp.	United States	1,718,030	176,802,467
Household Products 0.2%
Energizer Holdings Inc.	United States	196,822	25,303,436
Independent Power & Renewable Electricity Producers 0.7%
NRG Energy Inc.	United States	4,399,652	118,570,621
Insurance 9.3%
ACE Ltd.	United States	1,939,640	222,825,843
[a] Alleghany Corp.	United States	377,389	174,919,802
The Allstate Corp.	United States	2,228,178	156,529,505
American International Group Inc.	United States	5,079,039	284,476,974
MetLife Inc.	United States	2,895,970	156,643,017
[a,b] Olympus Re Holdings Ltd.	United States	202,380	—
[c] White Mountains Insurance Group Ltd.	United States	655,346	412,940,068
Zurich Insurance Group AG	Switzerland	352,340	110,465,075
			1,518,800,284
IT Services 1.3%
Xerox Corp.	United States	15,854,785	219,747,320
Machinery 1.3%
Caterpillar Inc.	United States	934,365	85,522,428
CNH Industrial NV (EUR Traded)	United Kingdom	4,351,332	35,276,248
CNH Industrial NV, special voting (EUR Traded)	United Kingdom	5,296,616	42,939,665
[c] Federal Signal Corp.	United States	3,360,800	51,890,752
			215,629,093
Marine 1.2%
A.P. Moeller-Maersk AS, B	Denmark	100,690	202,364,831
Media 8.8%
CBS Corp., B	United States	3,336,259	184,628,573
Comcast Corp., Special A	United States	846,676	48,738,904
[a] DIRECTV	United States	2,385,168	206,794,066
Reed Elsevier PLC	United Kingdom	12,648,470	216,866,863
Time Warner Cable Inc.	United States	1,769,704	269,101,190
Time Warner Inc.	United States	1,428,918	122,058,176

22 | Annual Report

franklintempleton.com

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS

	Country	Shares	Value

Common Stocks and Other Equity Interests (continued)
Media (continued)
[a] Tribune Media Co., A	United States	647,376	$38,693,664
[a] Tribune Media Co., B	United States	469,946	28,088,672
Tribune Publishing Co.	United States	309,101	7,078,413
Twenty-First Century Fox Inc., B	United States	8,524,052	314,452,278
			1,436,500,799
Metals & Mining 1.8%
Anglo American PLC	United Kingdom	2,188,929	40,959,662
Freeport-McMoRan Inc., B	United States	5,933,533	138,607,331
[a] ThyssenKrupp AG	Germany	4,544,107	116,895,332
			296,462,325
Multiline Retail 0.4%
Kohl’s Corp.	United States	1,087,447	66,377,765
Oil, Gas & Consumable Fuels 6.6%
Anadarko Petroleum Corp.	United States	903,460	74,535,450
Apache Corp.	United States	2,845,910	178,353,180
BG Group PLC	United Kingdom	5,968,338	80,469,636
BP PLC	United Kingdom	15,851,497	101,548,760
CONSOL Energy Inc.	United States	2,383,474	80,585,256
Marathon Oil Corp.	United States	5,828,073	164,876,185
Murphy Oil Corp.	United States	1,576,220	79,630,634
Royal Dutch Shell PLC, A	United Kingdom	7,327,252	245,232,860
Talisman Energy Inc. (CAD Traded)	Canada	614,645	4,816,594
Talisman Energy Inc. (USD Traded)	Canada	8,388,371	65,680,945
			1,075,729,500
Paper & Forest Products 1.3%
International Paper Co.	United States	3,879,234	207,849,358
Personal Products 0.4%
Avon Products Inc.	United States	7,470,204	70,145,216
Pharmaceuticals 6.8%
Eli Lilly & Co.	United States	2,495,948	172,195,452
[a] Hospira Inc.	United States	2,595,187	158,955,204
Merck & Co. Inc.	United States	7,460,200	423,664,758
Teva Pharmaceutical Industries Ltd., ADR	Israel	6,224,949	357,996,817
			1,112,812,231
Real Estate Investment Trusts (REITs) 0.9%
[c] Alexander’s Inc.	United States	326,675	142,815,777
Real Estate Management & Development 0.8%
[f] Canary Wharf Group PLC	United Kingdom	14,262,931	120,251,997
[a] Forestar Group Inc.	United States	886,386	13,650,344
			133,902,341
Software 4.9%
CA Inc.	United States	3,111,638	94,749,377
Microsoft Corp.	United States	9,836,982	456,927,814
Symantec Corp.	United States	10,127,147	259,811,956
			811,489,147

franklintempleton.com

Annual Report

| 23

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS

		Country	Shares	Value

	Common Stocks and Other Equity Interests (continued)
	Technology Hardware, Storage & Peripherals 3.5%
	Apple Inc.	United States	3,012,110	$332,476,702
	Hewlett-Packard Co.	United States	3,520,334	141,271,003
	Samsung Electronics Co. Ltd.	South Korea	88,806	107,743,529
				581,491,234
	Tobacco 5.7%
	Altria Group Inc.	United States	3,982,209	196,203,438
	British American Tobacco PLC	United Kingdom	4,864,275	265,368,080
	Imperial Tobacco Group PLC	United Kingdom	3,810,199	168,428,819
	Lorillard Inc.	United States	3,687,131	232,068,025
	Philip Morris International Inc.	United States	944,754	76,950,213
				939,018,575
	Wireless Telecommunication Services 1.2%
	Vodafone Group PLC	United Kingdom	58,574,055	203,278,060
	Total Common Stocks and Other Equity Interests
	(Cost $9,607,764,563)			13,904,555,730
	Convertible Preferred Stocks (Cost $755,800) 0.0%†
	Banks 0.0%†
	Columbia Banking System Inc., cvt. pfd., B	United States	7,558	2,432,332
	Preferred Stocks (Cost $117,489,716) 0.6%
	Automobiles 0.6%
	Volkswagen AG, pfd.	Germany	450,280	100,604,482

			Principal
			Amount*
	Corporate Bonds, Notes and Senior Floating Rate
	Interests 4.5%
	Avaya Inc.,
	[h]senior note, 144A, 10.50%, 3/01/21	United States	53,494,000	46,004,840
	[h]senior secured note, 144A, 7.00%, 4/01/19	United States	37,416,000	36,667,680
	[i,j]Tranche B-3 Term Loan, 4.67%, 10/26/17	United States	56,504,098	54,338,127
	[i,j]Tranche B-6 Term Loan, 6.50%, 3/31/18	United States	13,787,058	13,631,954
	[i,j]Caesars Entertainment Operating Co. Inc., Senior Tranche, first lien,
	3/01/17,
	B5B, 5.949%	United States	9,541,623	8,376,753
	B6B, 6.949%	United States	45,490,495	40,202,225
	B7, 9.75%	United States	30,701,720	27,232,426
	[i,j]Cengage Learning Acquisitions Inc., First Lien Exit Term Loan, 7.00%,
	3/31/20	United States	5,290,025	5,243,737
	First Data Corp., senior note, 11.75%, 8/15/21	United States	28,654,000	33,023,735
	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	74,295,000	73,459,181
	[i,j]Tranche B Term Loan, 3.819%, 1/29/16	United States	708,077	700,775
	[i,j]Tranche C Term Loan, 3.819%, 1/29/16	United States	76,893	76,028
	[i,j]Tranche D Term Loan, 6.919%, 1/30/19	United States	94,620,527	89,386,876
	[i,j]Tranche E Term Loan, 7.669%, 7/30/19	United States	30,412,812	29,234,316
	[i,j]JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	78,949,728	77,814,826
	NGPL PipeCo LLC,
	[h]secured note, 144A, 7.119%, 12/15/17	United States	29,468,000	29,099,650
	[g,h]senior secured note, 144A, 9.625%, 6/01/19	United States	43,741,000	44,069,057
	[i,j]Term Loan B, 6.75%, 9/15/17	United States	2,392,596	2,314,837

24	| Annual Report			franklintempleton.com

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Corporate Bonds, Notes and Senior Floating Rate
Interests (continued)
[i,j]Toys R US-Delaware Inc.,
Filo Term Loan, 8.75%, 10/24/19	United States	8,171,000	$8,044,104
[k]Term Loan B4, 9.75%, 4/24/20	United States	69,136,648	63,294,601
Walter Energy Inc.,
[i,j]B, Term Loan, 7.25%, 4/01/18	United States	35,970,965	27,989,907
[h]first lien, 144A, 9.50%, 10/15/19	United States	20,046,000	15,335,190
[g,h,l]second lien, 144A, PIK, 11.50%, 4/01/20	United States	16,960,000	5,597,631
Total Corporate Bonds, Notes and Senior Floating
Rate Interests (Cost $730,401,999)			731,138,456
Corporate Notes and Senior Floating Rate Interests
in Reorganization 1.2%
[b,m] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	19,594	—
[i,j,m]Texas Competitive Electric Holdings Co. LLC, Extended Term Loan,
4.648%, 10/10/17	United States	194,177,556	125,729,967
[h,m] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	98,672,000	70,303,800
Total Corporate Notes and Senior Floating Rate
Interests in Reorganization (Cost $261,071,411)			196,033,767

		Shares

Companies in Liquidation 0.6%
[a] Adelphia Recovery Trust	United States	99,967,609	239,922
[a,e] Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
Contingent Distribution	United States	12,005,115	120,051
[a,b,c,d] CB FIM Coinvestors LLC	United States	43,105,703	—
[a,e,f] Century Communications Corp., Contingent Distribution	United States	33,138,000	—
[a,b] FIM Coinvestor Holdings I, LLC	United States	53,924,666	—
[a,n] Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	420,480,670	105,120,168
[a,e,f] Tribune Media Litigation Trust, Contingent Distribution	United States	995,729	—
[a,e,f] Tropicana Litigation Trust, Contingent Distribution	United States	76,355,000	—
Total Companies in Liquidation (Cost $125,665,191)			105,480,141

		Principal
		Amount*

Municipal Bonds (Cost $45,179,457) 0.3%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	48,397,000	42,286,879
Total Investments before Short Term Investments
(Cost $10,888,328,137)			15,082,531,787
Short Term Investments 7.6%
U.S. Government and Agency Securities 7.5%
[o] FHLB, 1/02/15	United States	1,900,000	1,900,000
[o,p] U.S. Treasury Bills,
2/19/15	United States	263,000,000	262,995,529
1/02/15 - 7/02/15	United States	968,000,000	967,932,229
Total U.S. Government and Agency Securities
(Cost $1,232,761,078)			1,232,827,758
Total Investments before Money Market Funds
(Cost $12,121,089,215)			16,315,359,545

franklintempleton.com		Annual Report | 25

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS

	Country	Shares	Value
Short Term Investments (continued)
[q] Investments from Cash Collateral Received for Loaned
Securities (Cost $24,944,100) 0.1%
Money Market Funds 0.1%
[r] BNY Mellon Overnight Government Fund, 0.072%	United States	24,944,100	$24,944,100
Total Investments (Cost $12,146,033,315) 99.5%			16,340,303,645
Securities Sold Short (0.6)%			(104,153,151)
Other Assets, less Liabilities 1.1%			183,519,338
Net Assets 100.0%			$16,419,669,832

[s] Securities Sold Short (Proceeds $108,441,982) (0.6)%
Common Stocks (0.6)%
Diversified Telecommunication Services (0.6)%
AT&T Inc.	United States	3,100,719	$(104,153,151)

†Rounds to less than 0.1% of net assets.
* The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cSee Note 11 regarding holdings of 5% voting securities.
dAt December 31, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
fSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2014, the aggregate value of these securities was $120,251,997, representing 0.73% of net assets.
gA portion or all of the security is on loan at December 31, 2014. See Note 1(g).
hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2014, the aggregate value of these securities was $247,077,848, representing 1.50% of net assets.
iSee Note 1(h) regarding senior floating rate interests.
jThe coupon rate shown represents the rate at period end.
kA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
lIncome may be received in additional securities and/or cash.
mSee Note 8 regarding credit risk and defaulted securities.
nBankruptcy Claim represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent the amount of allowed unsecured claims.
oThe security is traded on a discount basis with no stated coupon rate.
pSecurity or a portion of the security has been pledged as collateral for securities sold short, open futures and forward contracts. At December 31, 2014, the aggregate value of these securities and/or cash pledged as collateral was $169,069,960, representing 1.03% of net assets.
qSee Note 1(g) regarding securities on loan.
rThe rate shown is the annualized seven-day yield at period end.
sSee Note 1(f) regarding securities sold short.

26 | Annual Report

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					FRANKLIN MUTUAL SHARES FUND
					STATEMENT OF INVESTMENTS

At December 31, 2014, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts
			Number of	Notional Expiration		Unrealized	Unrealized
Description		Type Contracts		Value	Date	Appreciation	Depreciation
Currency Contracts
CHF/USD		Short	68	$8,562,900	3/16/15	$199,535	$—
EUR/USD		Short	1,284	194,317,350	3/16/15	4,680,832	—
GBP/USD		Short	3,270	318,211,875	3/16/15	1,877,075	—
Unrealized appreciation (depreciation)						6,757,442	—
Net unrealized appreciation (depreciation)						$6,757,442

At December 31, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
Euro	BANT	Buy	565,714	$704,569	1/20/15	$—	$(19,903)
Euro	BANT	Sell	268,491	354,709	1/20/15	29,763	—
Euro	BONY	Buy	93,419	117,009	1/20/15	—	(3,947)
Euro	DBFX	Buy	1,131,428	1,409,894	1/20/15	—	(40,563)
Euro	DBFX	Sell	1,214,178	1,604,336	1/20/15	134,855	—
Euro	FBCO	Sell	220,075	291,560	1/20/15	25,210	—
Euro	HSBC	Buy	1,131,429	1,409,308	1/20/15	—	(39,976)
Euro	HSBC	Sell	1,079,932	1,427,238	1/20/15	120,231	—
Euro	SCBT	Sell	273,819	361,887	1/20/15	30,493	—
Euro	SSBT	Buy	1,205,060	1,500,895	1/20/15	—	(42,449)
Euro	SSBT	Sell	1,079,932	1,427,111	1/20/15	120,104	—
British Pound	BANT	Buy	41,834,473	68,252,815	1/21/15	—	(3,056,423)
British Pound	BBU	Buy	36,422,569	58,746,195	1/21/15	—	(1,983,913)
British Pound	DBFX	Sell	79,710,205	135,945,971	1/21/15	11,722,634	—
British Pound	FBCO	Buy	13,086,161	21,363,824	1/21/15	—	(969,865)
British Pound	FBCO	Sell	1,553,437	2,518,270	1/21/15	97,337	—
British Pound	HSBC	Buy	2,037,713	3,423,867	1/21/15	—	(248,220)
British Pound	HSBC	Sell	56,116,005	95,733,905	1/21/15	8,280,643	—
British Pound	SCBT	Sell	2,669,558	4,326,660	1/21/15	166,321	—
British Pound	SSBT	Buy	6,611,379	11,074,850	1/21/15	—	(771,431)
British Pound	SSBT	Sell	74,013,998	126,327,091	1/21/15	10,980,934	—
South Korean Won	BANT	Buy	4,503,026,384	4,202,882	2/12/15	—	(94,743)
South Korean Won	BANT	Sell	57,026,254,622	54,495,694	2/12/15	2,528,980	(58,686)
South Korean Won	BONY	Sell	4,522,734,532	4,382,350	2/12/15	256,232	—
South Korean Won	FBCO	Buy	1,412,739,859	1,292,534	2/12/15	—	(3,683)
South Korean Won	FBCO	Sell	76,518,933,272	73,724,895	2/12/15	3,916,206	—
South Korean Won	HSBC	Buy	14,022,673,339	12,807,183	2/12/15	53,998	(68,210)
South Korean Won	HSBC	Sell	74,870,880,806	72,061,338	2/12/15	3,830,479	(74,302)
Swiss Franc	BANT	Buy	4,120,876	4,256,312	2/12/15	—	(108,293)
Swiss Franc	BANT	Sell	30,311,377	33,516,894	2/12/15	3,005,864	—
Swiss Franc	DBFX	Buy	5,363,525	5,552,036	2/12/15	—	(153,183)
Swiss Franc	DBFX	Sell	1,535,227	1,663,348	2/12/15	118,009	—
Swiss Franc	FBCO	Buy	5,647,170	5,863,457	2/12/15	—	(179,090)
Swiss Franc	FBCO	Sell	1,344,952	1,428,228	2/12/15	74,417	—
Swiss Franc	HSBC	Buy	134,243	138,784	2/12/15	—	(3,657)
Swiss Franc	HSBC	Sell	339,635	345,266	2/12/15	3,394	—
Swiss Franc	SSBT	Buy	7,242,730	7,498,455	2/12/15	—	(208,019)
Swiss Franc	SSBT	Sell	195,342	203,201	2/12/15	6,572	—
British Pound	BANT	Buy	47,456,647	76,428,771	2/19/15	—	(2,487,149)

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FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
British Pound	BANT	Sell	71,114,405	$116,916,002	2/19/15	$6,113,517	$—
British Pound	BBU	Buy	1,066,489	1,693,944	2/19/15	—	(32,260)
British Pound	DBFX	Buy	6,131,641	9,821,321	2/19/15	—	(267,686)
British Pound	DBFX	Sell	1,236,169	1,936,627	2/19/15	10,567	—
British Pound	FBCO	Buy	12,870,252	20,601,941	2/19/15	—	(548,959)
British Pound	FBCO	Sell	66,928,356	109,868,235	2/19/15	5,587,981	—
British Pound	HSBC	Buy	10,209,783	16,354,640	2/19/15	—	(446,902)
British Pound	HSBC	Sell	6,990,132	11,275,501	2/19/15	384,262	—
British Pound	SCBT	Buy	909,303	1,472,089	2/19/15	—	(55,315)
British Pound	SCBT	Sell	1,488,213	2,392,421	2/19/15	73,655	—
British Pound	SSBT	Buy	19,373,481	31,242,772	2/19/15	—	(1,057,188)
British Pound	SSBT	Sell	57,574,930	94,998,595	2/19/15	5,291,801	—
Euro	BANT	Buy	181,187	227,083	2/27/15	—	(7,730)
Euro	BANT	Sell	1,045,925	1,366,622	2/27/15	100,376	—
Euro	BONY	Buy	1,201,669	1,494,215	2/27/15	—	(39,418)
Euro	BONY	Sell	1,922,528	2,521,738	2/27/15	194,234	—
Euro	DBFX	Buy	1,976,792	2,460,474	2/27/15	—	(67,276)
Euro	DBFX	Sell	3,157,816	4,124,935	2/27/15	301,933	—
Euro	FBCO	Buy	1,270,839	1,576,694	2/27/15	—	(38,156)
Euro	FBCO	Sell	1,437,028	1,871,694	2/27/15	131,960	—
Euro	HSBC	Buy	2,256,229	2,805,101	2/27/15	—	(73,603)
Euro	HSBC	Sell	2,513,732	3,275,850	2/27/15	232,606	—
Euro	SCBT	Sell	1,520,726	1,974,739	2/27/15	133,676	—
Euro	SSBT	Buy	1,976,792	2,461,070	2/27/15	—	(67,872)
Euro	SSBT	Sell	1,990,004	2,594,844	2/27/15	185,651	—
Euro	BANT	Sell	6,268,797	7,971,202	4/16/15	378,433	—
Euro	BBU	Sell	951,661	1,194,287	4/16/15	41,635	—
Euro	BONY	Sell	1,835,421	2,300,979	4/16/15	77,917	—
Euro	DBFX	Sell	22,321,975	28,276,811	4/16/15	1,240,427	—
Euro	FBCO	Sell	4,148,728	5,212,750	4/16/15	187,809	—
Euro	HSBC	Sell	5,445,550	6,874,831	4/16/15	279,179	—
Euro	SCBT	Sell	917,710	1,150,212	4/16/15	38,681	—
Euro	SSBT	Sell	4,856,165	6,116,778	4/16/15	234,989	—
British Pound	BANT	Sell	5,886,792	9,195,757	4/22/15	28,514	—
British Pound	HSBC	Sell	57,256,038	91,888,104	4/22/15	2,725,779	—
British Pound	SCBT	Sell	57,196,761	92,143,982	4/22/15	3,073,966	—
Euro	BANT	Sell	61,001,714	76,172,840	5/18/15	2,262,108	—
Euro	BONY	Sell	380,905	464,323	5/18/15	2,812	—
Euro	DBFX	Sell	68,639,701	85,668,255	5/18/15	2,503,206	—
Euro	FBCO	Sell	66,319,078	82,806,059	5/18/15	2,452,716	—
Euro	HSBC	Sell	5,687,211	7,050,795	5/18/15	160,072	—
Euro	SSBT	Sell	3,533,578	4,418,717	5/18/15	137,373	—
British Pound	BANT	Buy	1,935,048	3,019,149	5/21/15	—	(6,482)
British Pound	BANT	Sell	44,885,618	70,245,992	5/21/15	363,799	—
British Pound	FBCO	Buy	1,027,176	1,599,021	5/21/15	184	—
British Pound	FBCO	Sell	32,333,146	50,562,574	5/21/15	223,260	—
British Pound	HSBC	Buy	3,391,356	5,303,069	5/21/15	—	(23,084)
British Pound	SSBT	Sell	59,249,016	92,665,461	5/21/15	420,965	—
Unrealized appreciation (depreciation)						81,078,719	(13,347,636)
Net unrealized appreciation (depreciation)						$67,731,083

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 47.

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FRANKLIN MUTUAL SHARES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2014

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$11,865,549,153
Cost - Non-controlled affiliated issuers (Note 11)	280,484,162
Total cost of investments	$12,146,033,315
Value - Unaffiliated issuers	$15,667,656,442
Value - Non-controlled affiliated issuers (Note 11)	672,647,203
Total value of investments (includes securities loaned in the amount of $23,855,094)	16,340,303,645
Cash	1,418,396
Restricted Cash (Note 1e)	20,200,000
Foreign currency, at value (cost $28,606,016)	28,658,204
Receivables:
Investment securities sold	13,122,255
Capital shares sold	10,851,540
Dividends and interest	31,968,239
Due from brokers	107,815,125
Variation margin	473,075
Unrealized appreciation on forward exchange contracts	81,078,719
Other assets	3,734,865
Total assets	16,639,624,063
Liabilities:
Payables:
Investment securities purchased	25,441,932
Capital shares redeemed	14,108,347
Management fees	8,987,274
Distribution fees	4,945,958
Transfer agent fees	2,516,915
Trustees’ fees and expenses	715,684
Securities sold short, at value (proceeds $108,441,982)	104,153,151
Payable upon return of securities loaned	24,944,100
Due to Brokers	20,200,000
Unrealized depreciation on forward exchange contracts	13,347,636
Accrued expenses and other liabilities	593,234
Total liabilities	219,954,231
Net assets, at value	$16,419,669,832
Net assets consist of:
Paid-in capital	$12,135,158,105
Undistributed net investment income	3,557,868
Net unrealized appreciation (depreciation)	4,272,875,400
Accumulated net realized gain (loss)	8,078,459
Net assets, at value	$16,419,669,832

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FRANKLIN MUTUAL SHARES FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31, 2014

Class Z:
Net assets, at value	$7,363,764,789
Shares outstanding	249,437,555
Net asset value and maximum offering price per share	$29.52
Class A:
Net assets, at value	$5,392,129,946
Shares outstanding	184,114,657
Net asset value per share[a]	$29.29
Maximum offering price per share (net asset value per share ÷ 94.25%)	$31.08
Class C:
Net assets, at value	$1,240,845,434
Shares outstanding	42,758,135
Net asset value and maximum offering price per share[a]	$29.02
Class R:
Net assets, at value	$172,938,290
Shares outstanding	5,933,853
Net asset value and maximum offering price per share	$29.14
Class R6:
Net assets, at value	$2,249,991,373
Shares outstanding	76,244,509
Net asset value and maximum offering price per share	$29.51

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
30 | Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SHARES FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2014

Investment income:
Dividends:
Unaffiliated issuers	$489,241,985
Non-controlled affiliated issuers (Note 11)	5,433,866
Interest	73,890,127
Income from securities loaned	827,956
Total investment income	569,393,934
Expenses:
Management fees (Note 3a)	99,749,387
Administrative fees (Note 3b)	6,148,966
Distribution fees: (Note 3c)
Class A	16,468,547
Class C	12,481,062
Class R	911,746
Transfer agent fees: (Note 3e)
Class Z	8,236,368
Class A	6,239,704
Class C	1,420,822
Class R	207,846
Class R6	57
Custodian fees (Note 4)	487,350
Reports to shareholders	914,303
Registration and filing fees	322,348
Professional fees	352,913
Trustees’ fees and expenses	371,791
Dividends on securities sold short	4,238,006
Other	224,798
Total expenses	158,776,014
Expense reductions (Note 4)	(1,099)
Net expenses	158,774,915
Net investment income	410,619,019
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	574,696,414
Foreign currency transactions	(47,798,177)
Futures contracts	34,992,691
Securities sold short	(8,830,974)
Net realized gain (loss)	553,059,954
Net change in unrealized appreciation (depreciation) on:
Investments	60,566,269
Translation of other assets and liabilities denominated in foreign currencies	156,334,479
Net change in unrealized appreciation (depreciation)	216,900,748
Net realized and unrealized gain (loss)	769,960,702
Net increase (decrease) in net assets resulting from operations	$1,180,579,721

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FRANKLIN MUTUAL SHARES FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets
	Year Ended December 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$410,619,019	$251,344,544
Net realized gain (loss) from investments, written options, foreign currency transactions,
futures contracts and securities sold short	553,059,954	993,731,116
Net change in unrealized appreciation (depreciation) on investments and
translation of other assets and liabilities denominated in foreign currencies	216,900,748	2,396,375,091
Net increase (decrease) in net assets resulting from operations	1,180,579,721	3,641,450,751
Distributions to shareholders from:
Net investment income:
Class Z	(239,045,203)	(108,650,856)
Class A	(160,771,009)	(70,929,517)
Class C	(28,860,009)	(8,234,548)
Class R	(4,880,076)	(2,105,976)
Class R6	(76,100,480)	(36,946,169)
Total distributions to shareholders	(509,656,777)	(226,867,066)
Capital share transactions: (Note 2)
Class Z	45,622,128	(2,214,251,239)
Class A	(311,543,956)	(322,542,799)
Class B	—	(8,747,313)
Class C	(45,734,382)	(69,514,789)
Class R	(27,313,743)	(45,098,562)
Class R6	(67,074,130)	1,947,873,302
Total capital share transactions	(406,044,083)	(712,281,400)
Net increase (decrease) in net assets	264,878,861	2,702,302,285
Net assets:
Beginning of year	16,154,790,971	13,452,488,686
End of year	$16,419,669,832	$16,154,790,971
Undistributed net investment income included in net assets:
End of year	$3,557,868	$69,030,288

32 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL SHARES FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Effective June 30, 2014, Mutual Shares Fund was renamed Franklin Mutual Shares Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation

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Annual Report

| 33

FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

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d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2014, the Fund had OTC derivatives in a net liability position of $1,974,538 and the aggregate value of collateral pledged for such contracts was $2,230,470.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

At December 31, 2014, the Fund received $36,877,934 in Federal Republic of Germany Bonds, United Kingdom Treasury Bonds and Notes and U.S. Treasury Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 10 regarding other derivative information.

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

e. Restricted Cash

At December 31, 2014, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payments, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained

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NOTES TO FINANCIAL STATEMENTS

upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
		2014		2013
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	22,793,740	$670,723,079	23,777,445	$610,905,219
Shares issued in reinvestment of distributions	7,266,342	217,049,081	3,583,743	98,456,406
Shares redeemed[a]	(28,537,599)	(842,150,032)	(116,412,728)	(2,923,612,864)
Net increase (decrease)	1,522,483	$45,622,128	(89,051,540)	$(2,214,251,239)
Class A Shares:
Shares sold	17,328,653	$506,435,075	19,131,649	$488,767,639
Shares issued in reinvestment of distributions	5,000,232	148,238,236	2,409,509	65,436,121
Shares redeemed	(33,005,127)	(966,217,267)	(34,406,256)	(876,746,559)
Net increase (decrease)	(10,676,242)	$(311,543,956)	(12,865,098)	$(322,542,799)

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)
		Year Ended December 31,
		2014		2013 [c]
	Shares	Amount	Shares	Amount

Class B Shares[b]:
Shares sold			561	$13,200
Shares redeemed			(373,830)	(8,760,513)
Net increase (decrease)			(373,269)	$(8,747,313)
Class C Shares:
Shares sold	3,259,585	$93,998,595	3,626,063	$91,651,237
Shares issued in reinvestment of distributions	926,812	27,251,988	293,487	7,744,860
Shares redeemed	(5,790,089)	(166,984,965)	(6,713,803)	(168,910,886)
Net increase (decrease)	(1,603,692)	$(45,734,382)	(2,794,253)	$(69,514,789)
Class R Shares:
Shares sold	768,981	$22,249,134	1,292,806	$32,376,979
Shares issued in reinvestment of distributions	164,329	4,850,146	78,123	2,098,501
Shares redeemed	(1,884,250)	(54,413,023)	(3,105,285)	(79,574,042)
Net increase (decrease)	(950,940)	$(27,313,743)	(1,734,356)	$(45,098,562)
Class R6 Shares:
Shares sold[a]	3,360,357	$98,879,499	82,984,840	$2,067,192,481
Shares issued in reinvestment of distributions	2,548,288	76,100,480	1,344,162	36,946,169
Shares redeemed	(8,093,000)	(242,054,109)	(5,900,138)	(156,265,348)
Net increase (decrease)	(2,184,355)	$(67,074,130)	78,428,864	$1,947,873,302

[a]Effective May 1, 2013, a portion of Class Z shares were exchanged into Class R6.
[b]Effective March 22, 2013, all Class B shares were converted to Class A.
[c]For the period May 1, 2013 (effective date) to December 31, 2013, for Class R6.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.595%	Over $15 billion, up to and including $20 billion
0.585%	Over $20 billion, up to and including $25 billion
0.565%	Over $25 billion, up to and including $30 billion
0.555%	Over $30 billion, up to and including $35 billion
0.545%	In excess of $35 billion

Effective July 1, 2014, the Fund combined its investment management and administration agreements as approved by the Board.
The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.
Prior to July 1, 2014, the Fund paid fees to Franklin Mutual based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.520%	Over $15 billion, up to and including $20 billion
0.510%	Over $20 billion, up to and including $25 billion
0.490%	Over $25 billion, up to and including $30 billion
0.480%	Over $30 billion, up to and including $35 billion
0.470%	In excess of $35 billion

b. Administrative Fees

Effective July 1, 2014, under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to July 1, 2014, the Fund paid its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions
paid to unaffiliated broker/dealers	$1,373,834
CDSC retained	$36,415

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2014, the Fund paid transfer agent fees of $16,104,797, of which $7,628,958 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2015. There were no Class R6 transfer agent fees waived during the year ended December 31, 2014.

g. Other Affiliated Transactions

At December 31, 2014, one or more of the funds in the Franklin Fund Allocator Series owned 13.06% of the Fund’s outstanding shares.

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2014, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2014	$715,684
[b]Increase in projected benefit obligation	$23,141
Benefit payments made to retired trustees	$(16,041)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities. bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

During the year ended December 31, 2014, the Fund utilized $578,581,524 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from ordinary income	$509,656,777	$226,867,066

At December 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$12,166,340,224

Unrealized appreciation	$5,067,447,902
Unrealized depreciation	(893,484,481)
Net unrealized appreciation (depreciation)	$4,173,963,421

Undistributed ordinary income	$23,905,336
Undistributed long term capital gains	90,750,515
Distributable earnings	$114,655,851

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2014, aggregated $2,956,708,783 and $3,834,240,550, respectively.

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2014, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $196,033,767, representing 1.19% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount		Acquisition
Shares	Issuer	Dates	Cost	Value
19,594	Broadband Ventures III LLC, secured promissory note, 5.00%,
	2/01/12	7/01/10 - 11/30/12	$19,594	$—
43,105,703	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
53,924,666	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
7,234,813	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	4,804,678	684,268
63,079,866	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	51,662,536	47,762,813
202,380	Olympus Re Holdings Ltd.	12/19/01	18,906,463	—
	Total Restricted Securities (Value is 0.30% of Net Assets)		$75,393,271	$48,447,081

10. Other Derivative Information

At December 31, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange
contracts	Unrealized appreciation on forward	$87,836,161	[a]	Unrealized depreciation on	$13,347,636
	exchange contracts / Net assets			forward exchange contracts
consist of – net unrealized
appreciation (depreciation)

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS

For the year ended December 31, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Year	for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions	$(10,744,827)	$156,757,074

and futures contracts / Net change in unrealized appreciation
(depreciation) on translation of other assets and liabilities denominated in foreign currencies

For the year ended December 31, 2014, the average month end fair value of derivatives represented 0.40% of average month end net assets. The average month end number of open derivative contracts for the year was 222.

See Note 1(d) regarding derivative financial instruments.

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2014, were as shown below.

	Number of			Number of
	Shares Held			Shares
	at Beginning	Gross	Gross	Held at End	Value at	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	End of Year	Income	Gain (Loss)
Controlled Affiliates[a]
CB FIM Coinvestors LLC	43,105,703	—	—	43,105,703	$—	$—	$—
Non-Controlled Affiliates
Alexander’s Inc.	326,675	—	—	326,675	$142,815,777	$4,246,775	$—
FCB Financial Holdings Inc.,A,	1,647,570	—	—	1,647,570	—[b]	—	—
Federal Signal Corp.	3,360,800	—	—	3,360,800	51,890,752	302,472	—
Guaranty Bancorp	1,146,366	—	—	1,146,366	16,553,525	229,273	—
International Automotive
Components Group
Brazil LLC	7,234,813	—	—	7,234,813	684,268	—	—
International Automotive
Components Group North
America LLC	63,079,866	—	—	63,079,866	47,762,813	—	—
White Mountains Insurance
Group Ltd.	655,346	—	—	655,346	412,940,068	655,346	—
Total Non-Controlled Affiliates					$672,647,203	$5,433,866	$—
Total Affiliated Securities (Value is 4.10% of Net Assets)					$672,647,203	$5,433,866	$—
[a]Issuer in which the Fund owns 25% or more of the outstanding voting securities.
[b]As of December 31, 2014, no longer an affiliate.

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 13, 2015, the Borrowers renewed the Global Credit Facility for a total of $2 billion, which matures on February 12, 2016.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$48,447,081	$48,447,081
Banks	1,512,896,418	2,432,332	—	1,515,328,750
Machinery	172,689,428	42,939,665	—	215,629,093
Real Estate Management & Development	13,650,344	—	120,251,997	133,902,341
All Other Equity Investments[b]	12,094,285,279	—	—[c]	12,094,285,279
Corporate Bonds, Notes and Senior Floating Rate
Interests	—	731,138,456	—	731,138,456
Corporate Notes and Senior Floating Rate Interests in
Reorganization	—	196,033,767	—[c]	196,033,767
Companies in Liquidation	239,922	105,240,219	—[c]	105,480,141
Municipal Bonds	—	42,286,879	—	42,286,879
Short Term Investments	1,230,927,758	26,844,100	—	1,257,771,858
Total Investments in Securities	$15,024,689,149	$1,146,915,418	$168,699,078	$16,340,303,645

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		FRANKLIN MUTUAL SHARES FUND
		NOTES TO FINANCIAL STATEMENTS

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Other Financial Instruments
Futures Contracts	$6,757,442	$—	$—	$6,757,442
Forward Exchange Contracts	—	81,078,719	—	81,078,719
Total Other Financial Instruments	$6,757,442	$81,078,719	$—	$87,836,161
Liabilities:
Other Financial Instruments
Securities Sold Short	$104,153,151	$—	$—	$104,153,151
Forward Exchange Contracts	—	13,347,636	—	13,347,636
Total Other Financial Instruments	$104,153,151	$13,347,636	$—	$117,500,787

aIncludes common, convertible preferred and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at December 31, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At December 31, 2014, the reconciliations of assets, is as follows:

										Net Change
										in Unrealized
							Net	Net		Appreciation
	Balance at			Transfers	Transfers		Realized	Unrealized	Balance	(Depreciation)
	Beginning			Into	Out of	Cost Basis	Gain	Appreciation	at End	on Assets Held
	of Year	Purchases	Sales	Level 3	Level 3[a]	Adjustments[b]	(Loss)	(Depreciation)	of Year	at Year End
Assets:
Investments in Securities:
Equity Investments:[c]
Auto Components	$37,101,336	$—	$—	$—	$—	$—	$—	$11,345,745	$48,447,081	$11,345,745
Banks	37,831,649	—	(11,231,302)	—	(45,564,117)	—	898,664	18,065,106	—	—
Insurance	—[d]	—	—	—		(52,708)	—	52,708	—[d]	52,708
Real Estate
Management &
Development	73,710,322	—	—	—	—	—	—	46,541,675	120,251,997	46,541,675
Total	$148,643,307	$—	$(11,231,302)	$—	$(45,564,117)	$(52,708)	$898,664	$76,005,234	$168,699,078	$57,940,128

aThe investments were transferred out of Level 3 as a result of the removal of a significant unobservable valuation input.
bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
cIncludes common stock as well as other equity investments.
dIncludes securities determined to have no value.

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS

13. Fair Value Measurements (continued)

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2014, are as follows:

Impact to Fair
	Fair Value at	Valuation			Value if Input
Description	End of Year	Technique	Unobservable Inputs	Amount	Increases[a]

Assets:
Investments in Securities:

Equity Investments:
Auto Components	$47,762,813	Market	Discount for lack of marketability	10%		Decrease[b]
		comparables	EV / EBITDA multiple	3.6	x	Increase[c]
Real Estate Management &
Development	120,251,997	Market	Discount for lack of marketability	8%		Decrease[b]
		comparables
All Other Investments[d]	684,268
Total	$168,699,078

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bRepresents a significant impact to fair value but not net assets.
cRepresents a significant impact to fair value and net assets.
dIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

Abbreviations List

EBITDA	Earnings before interest, taxes, depreciation and amortization
EV	Enterprise value

14. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

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NOTES TO FINANCIAL STATEMENTS

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	CAD	Canadian Dollar	ADR	American Depositary Receipt
BBU	Barclays Bank PLC	CHF	Swiss Franc	FHLB	Federal Home Loan Bank
BONY	Bank of New York Mellon	EUR	Euro	GO	General Obligation
DBFX	Deutsche Bank AG	GBP	British Pound	IDR	International Depositary Receipt
FBCO	Credit Suisse Group AG	USD	United States Dollar	PIK	Payment-In-Kind
HSBC	HSBC Bank USA, N.A.
SCBT	Standard Chartered Bank
SSBT	State Street Bank and Trust Co., N.A.

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FRANKLIN MUTUAL SHARES FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Shares Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual Shares Fund (formerly, Mutual Shares Fund) (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual Shares Fund (one of the Funds constituting Franklin Mutual Series Funds) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2015

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Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 37.88% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $456,542,838 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $57,866,451 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2014.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	10	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	36	Navient Corporation (loan
c/o Franklin Mutual Advisers, LLC				management, servicing and asset
101 John F. Kennedy Parkway				recovery) (May 2014), Ares Capital
Short Hills, NJ 07078-2789				Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) Trustee	Since 2002	17	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC			Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway			Fiduciary International Ireland Limited.
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954)	Trustee	Since 2009	10	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm); director of various boards of asset management firms; and formerly, Managing Director, Putnam Lovell NBF.

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Charles Rubens II (1930)	Trustee	Since 1998	17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947)	Trustee	Since 2009	10	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on Advisory
Board of Knight Bagehot Fellowship; and formerly, Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of
Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Robert E. Wade (1946)	Trustee and	Trustee since 1993	43	El Oro Ltd (investments).
c/o Franklin Mutual Advisers, LLC	Chairman of	and Chairman of
101 John F. Kennedy Parkway	the Board	the Board since
Short Hills, NJ 07078-2789		2005
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	147	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Peter A. Langerman (1955)	Trustee,	Trustee since	10	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC President, and		2007, President,		(AIG) Credit Facility Trust
101 John F. Kennedy Parkway	Chief Executive and Chief			(2010–2011).
Short Hills, NJ 07078-2702	Officer –	Executive Officer –
	Investment	Investment
	Management	Management since
		2005
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of four of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice President	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway
Short Hills NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Franklin Mutual Advisers, LLC; officer of three of the investment companies in Franklin Templeton Investments; and formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Secretary and	Secretary since	Not Applicable	Not Applicable
One Franklin Parkway	Vice President	2005 and Vice
San Mateo, CA 94403-1906		President since
2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Robert G. Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:

Assistant Treasurer, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is an affiliate of the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and “independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Mutual Shares Fund
Formerly, Mutual Shares Fund

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
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Shareholder Services
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© 2015 Franklin Templeton Investments. All rights reserved.	474 A 02/15

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates, and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $534,460 for the fiscal year ended December 31, 2014 and $528,870 for the fiscal year ended December 31, 2013.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $6,022 the fiscal year ended December 31, 2014 and $3,281 for the fiscal year ended December 31, 2013. The services for which these fees were paid included identifying passive foreign investment company to manage exposure to tax liabilities.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $81,000 for the fiscal year ended December 31, 2014 and $67,000 for the fiscal year ended December 31, 2013. The services for which these fees were paid included technical tax consultation for withholding tax report to foreign governments, application of local country tax laws and tax advice.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $87,022 for the fiscal year ended December 31, 2014 and $70,281 for the fiscal year ended December 31, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment

Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.

There have been no changes in the

Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date February 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date February 26, 2015

By /s/ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and
Chief Accounting Officer
Date: February 26, 2015